                         AMENDED AND RESTATED LOAN AGREEMENT

                            Effective Date March 30, 1998

                                     By and Among

                             OUACHITA ENERGY CORPORATION

                                         and

                             OEC COMPRESSION CORPORATION

                                         and

                                   BANK OF SCOTLAND

                                     $60,000,000

                                  TABLE OF CONTENTS

                                                                           Page
ARTICLE I - DEFINITIONS. . . . . . . . . . . . . . . . . . . . . . . . . .  3

Section 1.     Definitions . . . . . . . . . . . . . . . . . . . . . . . .  3
Section 1.2    Other Definitional Provisions . . . . . . . . . . . . . . . 21

ARTICLE II - LOAN AND INTEREST . . . . . . . . . . . . . . . . . . . . . . 21

Section 2.     Loan  . . . . . . . . . . . . . . . . . . . . . . . . . . . 21
Section 2.01   Revolving Credit Loans. . . . . . . . . . . . . . . . . . . 21
               (a)  Borrowing. . . . . . . . . . . . . . . . . . . . . . . 21
               (b)  Revolving Credit Note. . . . . . . . . . . . . . . . . 21
               (c)  Notice of Borrowing. . . . . . . . . . . . . . . . . . 22
               (d)  Non-Conforming Loans . . . . . . . . . . . . . . . . . 23
Section 2.02   Letters of Credit . . . . . . . . . . . . . . . . . . . . . 23
Section 2.03   Additional Loans. . . . . . . . . . . . . . . . . . . . . . 24
               (a)  Additional Loan Request. . . . . . . . . . . . . . . . 24
               (b)  Additional Revolving Credit Note . . . . . . . . . . . 24
               (c)  Notice of Borrowing and other Provisions
                      of Additional Loans. . . . . . . . . . . . . . . . . 24
               (d)  Percentage Interests . . . . . . . . . . . . . . . . . 24
Section 2.04   Funding of Advances . . . . . . . . . . . . . . . . . . . . 25
Section 2.05   Term Loan . . . . . . . . . . . . . . . . . . . . . . . . . 25
               (a)  Term Note. . . . . . . . . . . . . . . . . . . . . . . 25
               (b)  Nature of the Term Note; Mandatory Payment . . . . . . 25
               (c)  Interest on the Term Note. . . . . . . . . . . . . . . 25
               (d)  Repayment of the Term Notes. . . . . . . . . . . . . . 25
               (e)  Other Provisions of the Term Note. . . . . . . . . . . 26
Section 2.06   Interest on the Notes . . . . . . . . . . . . . . . . . . . 26
               (a)  Term Loan. . . . . . . . . . . . . . . . . . . . . . . 26
               (b)  Revolving Credit Loans . . . . . . . . . . . . . . . . 27
               (c)  Changes in Effective Rate; Rate Changes. . . . . . . . 28
               (d)  Interest Payment Date; Default Rate. . . . . . . . . . 29
               (e)  Advances for Interest or Fees. . . . . . . . . . . . . 29
Section 2.07   Repayment of Loan . . . . . . . . . . . . . . . . . . . . . 29
Section 2.08   Unavailability of Eurodollars . . . . . . . . . . . . . . . 30
Section 2.09   Change in Laws. . . . . . . . . . . . . . . . . . . . . . . 30
Section 2.10   Capital Adequacy. . . . . . . . . . . . . . . . . . . . . . 30
Section 2.11   Additional Costs. . . . . . . . . . . . . . . . . . . . . . 31
Section 2.12   Use of Proceeds . . . . . . . . . . . . . . . . . . . . . . 31
Section 2.13   Appraisals. . . . . . . . . . . . . . . . . . . . . . . . . 31


ARTICLE III - PAYMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . 32

Section 3.01   Method of Payment . . . . . . . . . . . . . . . . . . . . . 32
Section 3.02   Prepayments . . . . . . . . . . . . . . . . . . . . . . . . 32
               (a)  Optional . . . . . . . . . . . . . . . . . . . . . . . 32
               (b)  Mandatory. . . . . . . . . . . . . . . . . . . . . . . 32
               (c)  Change of Control. . . . . . . . . . . . . . . . . . . 34
               (d)  Payment of Mandatory Amounts . . . . . . . . . . . . . 34
               (e)  Allocations of Payments/Insurance and Foreclosure
                      Proceeds . . . . . . . . . . . . . . . . . . . . . . 35
Section 3.03   Fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . 35
Section 3.04   Computation of Fees . . . . . . . . . . . . . . . . . . . . 36
Section 3.05   Set-Off; Counterclaims and Taxes. . . . . . . . . . . . . . 36
Section 3.06   Borrowing Base Reports; Review of Security. . . . . . . . . 36
Section 3.07   Controlled Account. . . . . . . . . . . . . . . . . . . . . 37
Section 3.08   Payments to Administrative Agent. . . . . . . . . . . . . . 37

ARTICLE IV - COLLATERAL. . . . . . . . . . . . . . . . . . . . . . . . . . 37

Section 4.01   Collateral. . . . . . . . . . . . . . . . . . . . . . . . . 37
Section 4.02   Setoff; Security Interest in Controlled Account . . . . . . 39
Section 4.03   Administrative Agent as Collateral Agent. . . . . . . . . . 39

ARTICLE V - CONDITIONS PRECEDENT . . . . . . . . . . . . . . . . . . . . . 40

Section 5.01   Conditions Precedent to Closing . . . . . . . . . . . . . . 40
               (i)    Closing Fee; Expenses. . . . . . . . . . . . . . . . 40
               (ii)   Security Instruments . . . . . . . . . . . . . . . . 40
               (iii)  Resolutions. . . . . . . . . . . . . . . . . . . . . 40
               (iv)   Certificate. . . . . . . . . . . . . . . . . . . . . 40
               (v)    Incumbency Certificate . . . . . . . . . . . . . . . 41
               (vi)   Certificates of Incorporation. . . . . . . . . . . . 41
               (vii)  Certificates of Existence and Good Standing. . . . . 41
               (viii) Bylaws . . . . . . . . . . . . . . . . . . . . . . . 41
               (ix)   Note . . . . . . . . . . . . . . . . . . . . . . . . 41
               (x)    Notice of Borrowing Base . . . . . . . . . . . . . . 41
               (xi)   Insurance Policies . . . . . . . . . . . . . . . . . 41
               (xii)  Lien and UCC Search. . . . . . . . . . . . . . . . . 41
               (xiii) Borrower's Counsel's Opinion . . . . . . . . . . . . 42
               (xiv)  Local Counsel's Opinion. . . . . . . . . . . . . . . 42
               (xv)   Environmental Review . . . . . . . . . . . . . . . . 42
               (xvi)  Controlled Account . . . . . . . . . . . . . . . . . 42
               (xvii) Merger Documents . . . . . . . . . . . . . . . . . . 42
               (xviii)Intercreditor Agreement. . . . . . . . . . . . . . . 42
Section 5.02   Conditions Precedent to Any Advance . . . . . . . . . . . . 43

               (a)    No Event of Default. . . . . . . . . . . . . . . . . 43
               (b)    Request for Advance. . . . . . . . . . . . . . . . . 43
               (c)    No Material Injury to Collateral . . . . . . . . . . 43
               (d)    Other Documents. . . . . . . . . . . . . . . . . . . 43
               (e)    Legal Matters Satisfactory . . . . . . . . . . . . . 43
Section 5.03   Conditions Precedent to any Advance for Permitted
                 Acquisitions or Recurring Capital Expenditures. . . . . . 43
Section 5.04   Additional Information. . . . . . . . . . . . . . . . . . . 43

ARTICLE VI - REPRESENTATIONS AND WARRANTIES. . . . . . . . . . . . . . . . 44

Section 6.01   Corporate Power; Existence and Authority. . . . . . . . . . 44
Section 6.02   Financial Statements. . . . . . . . . . . . . . . . . . . . 44
Section 6.03   Default . . . . . . . . . . . . . . . . . . . . . . . . . . 44
Section 6.04   Authorization; Compliance with Laws and Agreements; Merger. 44
Section 6.05   Litigation and Judgments. . . . . . . . . . . . . . . . . . 45
Section 6.06   Rights in Properties; Liens . . . . . . . . . . . . . . . . 45
Section 6.07   Enforceability. . . . . . . . . . . . . . . . . . . . . . . 45
Section 6.08   Approvals . . . . . . . . . . . . . . . . . . . . . . . . . 45
Section 6.09   Debt. . . . . . . . . . . . . . . . . . . . . . . . . . . . 45
Section 6.10   Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . 45
Section 6.11   Use of Proceeds; Margin Securities. . . . . . . . . . . . . 46
Section 6.12   Disclosure. . . . . . . . . . . . . . . . . . . . . . . . . 46
Section 6.13   Principal Place of Business . . . . . . . . . . . . . . . . 46
Section 6.14   Investment Company Act. . . . . . . . . . . . . . . . . . . 46
Section 6.15   Contracts . . . . . . . . . . . . . . . . . . . . . . . . . 46
Section 6.16   Compliance with Law . . . . . . . . . . . . . . . . . . . . 46
Section 6.17   Environmental Matters . . . . . . . . . . . . . . . . . . . 46
Section 6.18   Public Utility Holding Company Act; Federal Power Act;
                 Interstate Commerce Act; Other Regulation . . . . . . . . 47
Section 6.19   Title to Properties; Authority. . . . . . . . . . . . . . . 47
Section 6.20   Pension Plans . . . . . . . . . . . . . . . . . . . . . . . 47
Section 6.21   Multiemployer Plans . . . . . . . . . . . . . . . . . . . . 48
Section 6.22   Insurance . . . . . . . . . . . . . . . . . . . . . . . . . 48
Section 6.23   Patents . . . . . . . . . . . . . . . . . . . . . . . . . . 48
Section 6.24   Security Instruments. . . . . . . . . . . . . . . . . . . . 48

ARTICLE VII - LETTERS OF CREDIT. . . . . . . . . . . . . . . . . . . . . . 48

Section 7.01   Commitment. . . . . . . . . . . . . . . . . . . . . . . . . 48
Section 7.02   Conditions; Application . . . . . . . . . . . . . . . . . . 49
Section 7.03   Terms . . . . . . . . . . . . . . . . . . . . . . . . . . . 49
Section 7.04   Obligations Absolute. . . . . . . . . . . . . . . . . . . . 49
Section 7.05   Uniform Customs and Practices . . . . . . . . . . . . . . . 50
Section 7.06   INDEMNITY . . . . . . . . . . . . . . . . . . . . . . . . . 50

ARTICLE VIII - POSITIVE COVENANTS. . . . . . . . . . . . . . . . . . . . . 51

Section 8.01   Financial Statements. . . . . . . . . . . . . . . . . . . . 51
               (a)    Balance Sheets; Financial Statements . . . . . . . . 51
               (b)    Quarterly Operating Statements . . . . . . . . . . . 51
               (c)    Annual Financial Statements. . . . . . . . . . . . . 52
               (d)    Quarterly Certificates . . . . . . . . . . . . . . . 52
               (e)    Annual/Special Covenant Certificates . . . . . . . . 53
               (f)    Special Auditing Reports . . . . . . . . . . . . . . 53
               (g)    Budgets and Projections. . . . . . . . . . . . . . . 53
               (h)    Periodic Reports . . . . . . . . . . . . . . . . . . 54
               (i)    Other Reports. . . . . . . . . . . . . . . . . . . . 54
               (j)    Equipment Location . . . . . . . . . . . . . . . . . 54
Section 8.02   Consolidated and Consolidating Accounts . . . . . . . . . . 54
Section 8.03   Performance of Obligations. . . . . . . . . . . . . . . . . 54
Section 8.04   Preservation of Existence and Conduct of Business . . . . . 54
Section 8.05   Maintenance of Assets; Proceeds . . . . . . . . . . . . . . 54
Section 8.06   Payment of Taxes and Claims . . . . . . . . . . . . . . . . 54
Section 8.07   Insurance . . . . . . . . . . . . . . . . . . . . . . . . . 55
               (a)    Policies . . . . . . . . . . . . . . . . . . . . . . 55
               (b)    Application of Proceeds. . . . . . . . . . . . . . . 55
               (c)    Constructive Total Loss. . . . . . . . . . . . . . . 55
               (d)    Agreed or Compromised Total Loss . . . . . . . . . . 56
               (e)    Carriers; Approvals. . . . . . . . . . . . . . . . . 56
               (f)    Additional Provisions. . . . . . . . . . . . . . . . 56
               (g)    No Loss of Insurance . . . . . . . . . . . . . . . . 56
               (h)    Reimbursement of Administrative Agent. . . . . . . . 57
               (i)    Mortgagee's Insurance. . . . . . . . . . . . . . . . 57
               (j)    Intercreditor Agreement. . . . . . . . . . . . . . . 57
Section 8.08   Inspection Rights . . . . . . . . . . . . . . . . . . . . . 57
Section 8.09   Keeping Books and Records . . . . . . . . . . . . . . . . . 57
Section 8.10   Compliance with Laws. . . . . . . . . . . . . . . . . . . . 58
Section 8.11   Compliance with Agreements. . . . . . . . . . . . . . . . . 58
Section 8.12   Notices . . . . . . . . . . . . . . . . . . . . . . . . . . 58
Section 8.13   Further Assurances. . . . . . . . . . . . . . . . . . . . . 58
Section 8.14   Compliance with Regulations G, T, U, and X. . . . . . . . . 58
Section 8.15   Environmental Compliance. . . . . . . . . . . . . . . . . . 58
Section 8.16   Controlled Account Assignment . . . . . . . . . . . . . . . 59
Section 8.17   Mandatory Prepayments; Interest and Fees. . . . . . . . . . 59
Section 8.18   Notice of Default . . . . . . . . . . . . . . . . . . . . . 59
Section 8.19   Notice of Litigation. . . . . . . . . . . . . . . . . . . . 60
Section 8.20   Notice of Claimed Default . . . . . . . . . . . . . . . . . 60
Section 8.21   Notice of Change of Management. . . . . . . . . . . . . . . 60
Section 8.22   Requested Information . . . . . . . . . . . . . . . . . . . 60
Section 8.23   Field Audits. . . . . . . . . . . . . . . . . . . . . . . . 60

Section 8.24   Maintenance of Employee Benefit Plans . . . . . . . . . . . 60

ARTICLE IX - NEGATIVE COVENANTS. . . . . . . . . . . . . . . . . . . . . . 61

Section 9.01   Debt. . . . . . . . . . . . . . . . . . . . . . . . . . . . 61
Section 9.02   Limitation on Liens . . . . . . . . . . . . . . . . . . . . 61
Section 9.03   Disposition; Sale of Collateral . . . . . . . . . . . . . . 61
Section 9.04   Mergers, Acquisitions and Dissolutions. . . . . . . . . . . 61
Section 9.05   Restricted Payments . . . . . . . . . . . . . . . . . . . . 61
Section 9.06   Prepayment of Debt. . . . . . . . . . . . . . . . . . . . . 62
Section 9.07   Nature of Business. . . . . . . . . . . . . . . . . . . . . 62
Section 9.08   Minimum Current Ratio . . . . . . . . . . . . . . . . . . . 62
Section 9.09   Debt to EBITDA Ratio. . . . . . . . . . . . . . . . . . . . 62
Section 9.10   Minimum Interest Service Coverage Ratio . . . . . . . . . . 62
Section 9.11   Fixed Charge Coverage Ratio . . . . . . . . . . . . . . . . 63
Section 9.12   Maximum SG&A. . . . . . . . . . . . . . . . . . . . . . . . 63
Section 9.13   Asset Acquisitions. . . . . . . . . . . . . . . . . . . . . 64
Section 9.14   Subsidiary. . . . . . . . . . . . . . . . . . . . . . . . . 64
Section 9.15   Calculation of Covenants; Ratios. . . . . . . . . . . . . . 64
Section 9.16   Pru Debt Amendments . . . . . . . . . . . . . . . . . . . . 64

ARTICLE X - DEFAULT. . . . . . . . . . . . . . . . . . . . . . . . . . . . 65

Section 10.01  Events of Default . . . . . . . . . . . . . . . . . . . . . 65
Section 10.02  Remedies Upon Default . . . . . . . . . . . . . . . . . . . 68

ARTICLE XI - MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . . . 68

Section 11.02  INDEMNIFICATION . . . . . . . . . . . . . . . . . . . . . . 69
Section 11.03  Restatement . . . . . . . . . . . . . . . . . . . . . . . . 69
Section 11.04  No Waiver; Cumulative Remedies. . . . . . . . . . . . . . . 69
Section 11.05  Successors and Assigns. . . . . . . . . . . . . . . . . . . 70
Section 11.06  Survival of Representations and Warranties. . . . . . . . . 70
Section 11.07  ENTIRE AGREEMENT; AMENDMENT . . . . . . . . . . . . . . . . 70
Section 11.08  Maximum Interest Rate . . . . . . . . . . . . . . . . . . . 70
Section 11.09  Notices . . . . . . . . . . . . . . . . . . . . . . . . . . 71
Section 11.10  APPLICABLE LAW AND VENUE. . . . . . . . . . . . . . . . . . 72
Section 11.11  Counterparts. . . . . . . . . . . . . . . . . . . . . . . . 73
Section 11.12  Severability. . . . . . . . . . . . . . . . . . . . . . . . 73
Section 11.13  Headings. . . . . . . . . . . . . . . . . . . . . . . . . . 73
Section 11.14  Non-Application of Chapter 15 of Texas Credit Code. . . . . 73
Section 11.15  Participations. . . . . . . . . . . . . . . . . . . . . . . 73
Section 11.16  Construction. . . . . . . . . . . . . . . . . . . . . . . . 73
Section 11.17  ENVIRONMENTAL INDEMNITY . . . . . . . . . . . . . . . . . . 73
Section 11.18  All Rights Cumulative . . . . . . . . . . . . . . . . . . . 74

Section 11. 19 Amendment and Restatement . . . . . . . . . . . . . . . . . 74

ARTICLE XII - ADDITIONAL LOAN PROCEDURES . . . . . . . . . . . . . . . . . 75

Section 12.    Additional Loan Procedures. . . . . . . . . . . . . . . . . 75
Section 12.01  Lender's Obligation . . . . . . . . . . . . . . . . . . . . 75
Section 12.02  Additional Lenders. . . . . . . . . . . . . . . . . . . . . 75
Section 12.03  Administrative Agent. . . . . . . . . . . . . . . . . . . . 75
Section 12.04  Borrower to Pay Administrative Agent. . . . . . . . . . . . 76
Section 12.05  Resignation of Administrative Agent; Administrative Agent's
                 Expenses. . . . . . . . . . . . . . . . . . . . . . . . . 76
               (a)    Resignation of Administrative Agent. . . . . . . . . 76
               (b)    Administrative Agent's Expenses. . . . . . . . . . . 76
Section 12.06  Lender Operations for Advances; Letters of Credit . . . . . 76
               (a)    Advances . . . . . . . . . . . . . . . . . . . . . . 76
               (b)    Letters of Credit. . . . . . . . . . . . . . . . . . 76
               (c)    Administrative Agent to Allocate Payments. . . . . . 77
               (d)    Lenders' Obligations . . . . . . . . . . . . . . . . 77
               (e)    Share of Payments, etc.  . . . . . . . . . . . . . . 77
               (f)    Delinquent Lenders; Nonperforming Lenders. . . . . . 78
Section 12.07  Setoff. . . . . . . . . . . . . . . . . . . . . . . . . . . 78
Section 12.08  Copies of Information . . . . . . . . . . . . . . . . . . . 78
Section 12.09  Notices in Writing. . . . . . . . . . . . . . . . . . . . . 78
Section 12.10  Administrative Agent's Actions Binding. . . . . . . . . . . 78
Section 12.11  ADMINISTRATIVE AGENT'S LIABILITY. . . . . . . . . . . . . . 78
Section 12.12  INDEMNITY . . . . . . . . . . . . . . . . . . . . . . . . . 79
Section 12.13  Administrative Agent's Rights as Lender . . . . . . . . . . 79
Section 12.14  Reliance; Tax Status. . . . . . . . . . . . . . . . . . . . 79
Section 12.15  Independent Investigations. . . . . . . . . . . . . . . . . 80
Section 12.16  Participations. . . . . . . . . . . . . . . . . . . . . . . 80
Section 12.17  Majority Decision of Lenders. . . . . . . . . . . . . . . . 80

                         AMENDED AND RESTATED LOAN AGREEMENT


     THIS AMENDED AND RESTATED LOAN AGREEMENT (the "Agreement"), dated as of March 30, 1998, is made by and among OUACHITA ENERGY CORPORATION, a Delaware corporation, ("Borrower"), OEC COMPRESSION CORPORATION (formerly called Equity Compression Services Corporation and Hawkins Energy Corporation), an Oklahoma corporation and sole shareholder of Borrower, as guarantor ("Guarantor"), and BANK OF SCOTLAND, an authorized bank in the United Kingdom, constituted by an Act of the Scots Parliament of 1695 under the laws of Scotland, acting through its New York branch, in its individual capacity as a lender ("Initial Lender") and as administrative agent ("Administrative Agent") for each of the lenders ("Lenders") executing this Agreement and the Addendum (hereinafter defined).


                                   R E C I T A L S:

     1. On July 31, 1997, Bank of Oklahoma, National Association ("BOK") entered into a Fifth Amended and Restated Revolving Credit and Term Loan Agreement with Borrower, Guarantor, Equity Compressors, Inc., an Oklahoma corporation, affiliated with Borrower ("ECI"), and Sunterra Energy Corporation, an Oklahoma corporation affiliated with Borrower ("Sunterra"), whereunder BOK extended to Borrower, Guarantor, ECI and Sunterra, as joint and several obligors ("BOK Obligors"), certain revolving credit loans and other financial accommodations ("BOK Credit").

     2. Guarantor is directly obligated to The Prudential Insurance Company of America and its assignees and holders of the Pru Notes and Subordinated Notes described below (collectively, "Prudential") pursuant to (a) a $5,000,000 Senior Floating Rate Secured Term Note due July 31, 2004, dated August 6, 1997, and a Note Agreement in connection therewith, dated July 31, 1997 (collectively "Pru Notes"), which indebtedness is guaranteed by Borrower, Sunterra and ECI, and (b) a $15,000,000 10.15% Secured Senior Subordinated Note due July 31, 2007, dated August 6, 1997, and a Subordinated Note and Warrant Purchase Agreement, dated as of July 31, 1997, in connection therewith (collectively "Subordinated Notes"), which indebtedness is also guaranteed by Borrower, Sunterra and ECI pursuant to separate Guaranty Agreements, each dated as of July 31, 1997 ("Prudential Guarantees").

     3. Pursuant to a Sixth Amended and Restated Security Agreement and Assignment dated December 19, 1997 ("BOK Security Agreement"), BOK Obligors granted to BOK, as collateral agent for itself, other lenders under the BOK Credit ("BOK Lenders") and Prudential, a security interest in all of their natural gas compressor fleets and other property and assets (real, personal, tangible and intangible) ("BOK Collateral"), which BOK Security Agreement amended, restated and continued security interests previously granted to BOK by BOK Obligors in and over the BOK Collateral in order to secure the BOK Credit, the Pru Notes and the Subordinated Notes.

     4. On August 5, 1997, BOK and Prudential entered into and executed an Intercreditor Agreement governing the terms under which BOK held the BOK Collateral for the BOK Lenders and Prudential ("BOK Intercreditor Agreement").

     5. On December 19, 1997, (a) Sunterra, with the consent of BOK and Prudential transferred all of its oil and gas properties to a newly formed, wholly owned, Oklahoma limited liability company, Sunterra Petroleum L.L.C. ("Sunterra LLC"), and (b) BOK entered into a separate Revolving Credit Agreement with Sunterra LLC secured by all of Sunterra LLC's oil and gas properties ("Sunterra Collateral"), BUT Sunterra continued to guarantee the Pru Notes and Subordinated Notes (collectively, "Pru Debt").

     6. Effective as of March 6, 1998, with the approval of BOK and Prudential, ECI has been merged into and all of ECI's assets, properties and business as a going concern have been transferred to and become a part of Borrower ("Merger").

     7. Initial Lender, on behalf of itself and the other Lenders, has agreed to make loans and extend credit to Borrower in order to (a) repay and refinance all of the BOK Obligors indebtedness and obligations to BOK under the BOK Credit, (b) extend further revolving credit loans to Borrower, which loans are convertible into a Term Loan, and (c) issue letters of credit for Borrower's account to assist Borrower with its working capital needs and to permit it to make additional acquisitions of equipment, which loans and credit facility will be secured by all of Borrower' s Collateral (hereinafter defined).

     8. As a condition to Lenders' Loans hereunder, Guarantor has agreed to guarantee all of the obligations of Borrower under this Agreement and the Notes (hereinafter defined).

     9. As a condition to Lenders' Loans hereunder and in exchange for the payment in full by Initial Lender of the BOK Credit, (a) BOK will transfer and assign to Administrative Agent, as collateral agent for the Lenders and Prudential, all of BOK's interest in and to all of the BOK Obligors' obligations and indebtedness under the BOK Credit and all security interests in the BOK Collateral securing such BOK Credit, (b) Administrative Agent and Lenders will release Sunterra from any obligations or indebtedness to Lenders, (c) Prudential will release the BOK Collateral and other Collateral from any liens in favor of Prudential to secure Sunterra's guaranty of the Pru Debt, and (d) Sunterra and Sunterra LLC will remain obligated to BOK under a separate credit agreement, which obligations will continue to be secured by the Sunterra Collateral, but BOK's rights concerning Sunterra shall be non-recourse to the Collateral hereunder.

     10. Prudential has agreed to the Lenders' Loans hereunder and the transactions contemplated by this Agreement on condition that, among other things, (a) Administrative Agent replaces BOK and acts as collateral agent of the BOK Collateral and other Collateral (defined herein) on behalf of Prudential, (b) the Lenders' Loans rank on a PARI PASSU basis with the PARI PASSU Debt (hereinafter defined), and (c) Administrative Agent enters into an Amended and Restated Intercreditor Agreement with Prudential governing the terms of Administrative Agent's role as collateral agent with respect to the BOK Collateral and other Collateral on behalf of Lenders and Prudential.

     NOW THEREFORE, in consideration of the premises, the sums agreed to be loaned hereunder, and the mutual covenants herein contained, the parties hereto agree as follows:


                                      ARTICLE I

                                     DEFINITIONS


     Section 1. DEFINITIONS. As used in this Agreement, the following terms have the following meanings:

     1.01 "ADDENDUM" means the Addendum to this Agreement executed by Additional Lenders pursuant to the provisions of Section 12.02 hereof.

     1.02 "ADDITIONAL COSTS" shall mean, with respect to a particular Rate Period applicable to any particular LIBOR Loan, all costs, losses or payments, as determined by Administrative Agent in its reasonable discretion (which determination shall be conclusive in the absence of manifest error), that Lenders or the Lending Office would be required to incur, suffer or make by reason of:

          (a) any and all present or future Taxes (including, without limitation, any interest equalization tax or any similar tax on the acquisition of debt obligations, or any stamp or registration tax, duty or official or sealed papers tax), levies, Imposts or any other charge of any nature whatsoever imposed by any taxing authority on or with regard to any aspect of the transactions contemplated by this Agreement, except such Taxes as may be measured by the overall net income of Lenders or the Lending Office and imposed by the jurisdiction, or any political subdivision or taxing authority thereof, in which each Lender or the Lending Office is located;

          (b) any increase in the cost to Lenders of agreeing to make or making, funding or maintaining such LIBOR Loan directly caused by the introduction of, or any change in, or in the interpretation or administration of any law or regulation or the compliance with any request from any central bank or other governmental authority (whether or not having the force of law), for which Lenders shall not have been reimbursed pursuant to the provisions of clause (b) above; and

          (c) any loss, cost or expense of whatever nature suffered or incurred by Lenders as a result of paying or prepaying any LIBOR Loan prior to the end of the applicable Rate Period;

          during or in respect of such Rate Period with respect to all LIBOR Loans.


     1.03 "ADDITIONAL LENDERS" means Initial Lender, or any other bank or other Financial institution which makes, or participates in making, Additional Loans to Borrower under the provisions of this Agreement, each an "Additional Lender."

     1.04 "ADDITIONAL LOANS" means Revolving Credit Loans in excess of the Initial Loan, made by Additional Lenders, pursuant to the provisions of Section 2.03 hereof.

     1.05 "ADDITIONAL REVOLVING CREDIT NOTE" OR "NOTES" means the revolving credit promissory note or notes executed by Borrower in favor of Additional Lenders, for all Additional Loans, pursuant to the requirements of Section 2.03 of this Agreement.

     1.06 "ADMINISTRATIVE AGENT" means the Initial Lender in its capacity, as the context may require, as either (a) Administrative Agent for the Lenders, pursuant to the provisions of Article XII hereof, or (b) Collateral Agent for the Lenders and Prudential, pursuant to the provisions of Section 4.03 hereof.

     1.07 "ADVANCE" OR "ADVANCES" has the same meaning as, and is used in this Agreement interchangeably with, the terms Revolving Credit Loan" or "Revolving Credit Loans," respectively.

     1.08 "AFFILIATE" means any Person directly or indirectly controlling, controlled by, or under common control with the Person in question.

     1.09 "AGREEMENT" means this Loan Agreement.

     1.10 "AGGREGATE CREDIT" means the sum of each Lender's Maximum Commitment up to a maximum of Sixty Million Dollars ($60,000,000).

     1.11 "AIRCRAFT MORTGAGE" means the Security Agreement (Aircraft Chattel Mortgage), dated August 5, 1997 from Borrower in favor of BOK, covering Borrower's Beech Aircraft Model 58P, Serial No. TJ-279 under Federal Aviation Administration registration number N831JB.

     1.12 "AIRCRAFT MORTGAGE ASSIGNMENT" means a Federal Aviation Administration approved mortgage assignment, in recordable form, executed by BOK in favor of Administrative Agent, as agent for all the Lenders and Prudential, assigning the Aircraft Mortgage to Lenders.

     1.13 "APPRAISER" means an independent certified appraiser appointed by Borrower to act on Administrative Agent's behalf, at the cost and for the expense of Borrower, to inspect, appraise and monitor the value of the Collateral and any new assets purchased by Borrower and included in the Borrowing Base and to assist Borrower and AdmInistrative Agent with determining the Borrowing Base from time to time.

     1.14 "ASSIGNMENT OF CONTROLLED ACCOUNT" means the Assignment of Controlled Account, Pledge and Security Agreement, of even date herewith, executed by Borrower, in favor of Administrative Agent, assigning to Administrative Agent the Controlled Account, and all sums and monies therein, as same may be amended, supplemented or modified.

     1.15 "ASSIGNMENT OF INSURANCES" means that certain Assignment of Insurance policies, of even date herewith, described in Section 4.01(c) hereof.

     1.16 "ASSIGNMENT OF MORTGAGE" means the Real Property Mortgage, as assigned from BOK to Administrative Agent.

     1.17 "ASSIGNMENT OF NOTE AND LIENS" means the Assignment and Acceptance of Note, Liens and Related Loan Documents by BOK to Administrative Agent, of even date herewith, of all promissory notes, security instruments, mortgages and liens, granted to BOK to secure the BOK Credit, pursuant to the provisions of Section 4.01(a) of this Agreement.

     1.18 "AVAILABLE COMMITMENT" means, at any time, an amount equal to the remainder, if any, of (a) the LESSER of (i) the Borrowing Base in effect at such time less the Pru Debt OR (ii) the Aggregate Credit MINUS (b) the outstanding principal balance of (x) all Advances made under the Loans (including all Additional Loans, if any), PLUS (y) the face amount of all Letters of Credit issued under the terms of this Agreement.

     1.19 "BOARD" means the Board of Governors of the Federal Reserve System of the United States of America.

     1.20 "BOK" AND "BOK CREDIT" have the meanings set forth in Recital 1 of this Agreement.

     1.21 "BOK COLLATERAL" has the meaning set forth in Recital 3 hereof.

     1.22 "BOK INTERCREDITOR AGREEMENT" has the meaning set forth in Recital 4 hereof.

     1.23 "BOK LENDERS" has the meaning set forth in Recital 3 hereof.

     1.24 "BOK OBLIGORS" has the meaning set forth in Recital 1 hereof.

     1.25 "BOK SECURITY AGREEMENT" has the meaning set forth in Recital 3 hereof.

     1.26 "BORROWER means Ouachita Energy Corporation.

     1.27 "BORROWER'S BORROWING BASE CERTIFICATE" has the meaning set forth in
          Section 8.01(d) hereof.

     1.28 "BORROWER'S SECURITY AGREEMENT" means the Amended and Restated Security Agreement executed by Borrower in favor of Administrative Agent, of even date herewith, in form and substance satisfactory to Administrative Agent, as the same may be amended, supplemented, or modified.

     1.29 "BORROWING BASE" shall mean, at any time, the LESSER of (a) the sum of the ConformIng Borrowing Base and the Non-Conforming Borrowing Base, OR (b) the sum of the Aggregate Credit PLUS all amounts outstanding under the Pru Notes, from time to time as determined by Administrative Agent based on Borrower's quarterly Borrowing Base Certificates, delivered to Administrative Agent, prepared by Borrower and agreed to by Lender, in accordance with customary practices and standards in the industry, taking into account such factors as Borrower in its reasonable discretion (with Lender's agreement) shall deem to be appropriate, with the initial Borrowing Base being determined on the Closing Date and thereafter adjusted quarterly effective as of the first Business Day of each June, September, December and March of each year during the term of this Agreement and the Notes.

     1.30 "BORROWING DATE" means a date upon which a Revolving Credit Loan is to be made under Section 2.01.

     1.31 "BUSINESS DAY" means any day excluding Saturday, Sunday and any other day on which banks in New York City are authorized by law or other governmental action to close; provided that, when used in connection with a LIBOR Loan, the term "Business Day" shall also exclude any day on which banks are not open for dealings in dollar deposits in the London interbank market.

     1.32 "CAPITALIZED LEASE OBLIGATIONS" means, without duplication, the amount of all rental obligations which, under GAAP, would be required to be capitalized on the books of Borrower, in connection with the lease or use of any real or personal property, or any combination thereof.

     1.33 "CASH AND CASH EQUIVALENTS" means, as to any Person, cash, bank certificates of deposit and other debt securities which are recorded within such Person's current assets as "cash" or "cash at bank" or "in hand."

     1.34 "CERCLA" means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Section 9601-9675.

     1.35 "CHANGE IN CONTROL" means the failure of (a) Guarantor to own one hundred percent (100%) of the issued and outstanding voting stock of Borrower, and (b) the members of the Control Group to own, on a fully diluted basis, at least 41% of the combined voting power of all then issued and outstanding voting stock of Guarantor, together with any one or more of the following: (i) the failure of the members of the respective Boards of Directors of Borrower or Guarantor existing on the Closing Date to constitute a majority of such Boards of Directors of Borrower or Guarantor, respectively, or (ii) the failure of such Control Group to own, on a fully diluted basis, the largest voting block of the outstanding voting stock of Guarantor, or (iii) if any of Matt Ramsey, Jack Brannon or Dennis Estis cease to perform, on a full time basis, the role each currently performs, or to occupy the offices they currently hold, with either Borrower or Guarantor, as of the Closing Date.

     1.36 "CLOSING" or "CLOSING DATE" means the latest to occur of the date of execution of the Note, Security Instruments and all other Loan Documents, other than this Agreement, and completion of all the conditions precedent set forth in Section 5.01 hereof.

     1.37 "CODE" means the Internal Revenue Code of 1986, as amended.

     1.38 "COLLATERAL" has the meaning specified in Section 4.01.

     1.39 "COLLATERAL AGENT" means the Administrative Agent in its capacity as collateral agent of the Collateral on behalf of the Lenders and Prudential, as further described in Section 4.03 hereof.

     1.40 "COLLATERAL VALUES" means, at any point in time, the SUM of the aggregate value of all of the Collateral as determined by the Appraiser in his most recent appraisal.

     1.41 "COMMITMENT FEE" means a fee payable by Borrower, quarterly in arrears, equal to 0.375% per annum of the amount of the Available Commitment undrawn from time to time during any calendar quarter prior to the Conversion Date, commencing on the Closing Date.

     1.42 "COMPRESSOR EQUIPMENT" means all of Borrower's compressor units which are in operable condition (as such term is generally understood in the industry).

     1.43 "COMPRESSOR RENTAL INCOME" means, on a consolidated basis with respect to Borrower, the sum of Borrower's rental/maintenance fees and revenues and all revenues and fees from compression services LESS the sum of its direct compressor rental/maintenance operating expenses, calculated in accordance with GAAP.

     1.44 "CONFORMING BORROWING BASE" means a Dollar amount equal to the sum of
          (a) a multiple of six times (6x) the amount of Borrower's aggregate Compressor Rental Income (determined in accordance with GAAP) from its most recent trailing six (6) month compressor fleet operations, PLUS
          (b) fifty percent (50%) of the aggregate book values (computed, pursuant to GAAP, as the lower of cost or market value) of all Inventory owned by Borrower, PROVIDED, HOWEVER, that portion of the Conforming Borrowing Base which is represented by subclause (b) above shall be limited to a maximum amount equal to five percent (5%) of the total amount of the Conforming Borrowing Base.

     1.45 "CONFORMING LIBOR RATE" means a rate of interest equal to the LIBOR Rate PLUS one and three quarters of one percent (1.75%) per annum.

     1.46 "CONFORMING LOAN" means each Revolving Credit Loan made by Lenders to Borrower hereunder, unless such Loan has been designated a Non-Conforming Loan by Borrower in its Notice of Borrowing.

     1.47 "CONTROLLED ACCOUNT" means the operating bank deposit account opened and owned by Borrower at BOK or another bank acceptable to Administrative Agent, into which (a) Administrative Agent deposits all Advances made by Lenders to Borrower, and (b) Borrower deposits or causes to be deposited all Compressor Rental Income and other income and proceeds of maintenance, management, leases, rental and sale of Inventory and Equipment and any insurance recoveries, which deposit account and monies are assigned absolutely to Administrative Agent on behalf of Lenders by Borrower.

     1.48 "CONTROL GROUP" means those record or beneficial owners of Guarantor listed on EXHIBIT 1.48 attached hereto.

     1.49 "CONVERSION DATE" shall have the meaning set forth in Section 2.05(a).

     1.50 "CURRENT ASSETS" means, with respect to Borrower, at any point in time, the sum of all Cash and Cash Equivalents, notes and accounts receivable (less reserves for bad debts), advances on Inventory, Inventory and any other property or asset which is convertible into cash within the next twelve (12) months, computed in accordance with GAAP.

     1.51 "CURRENT LIABILITIES" means, with respect to Borrower, the sum of all Debt owed by Borrower which are payable within the next twelve (12) months.

     1.52 "CURRENT RATIO" means, with respect to Borrower, the ratio of Current Assets to Current Liabilities.

     1.53 "DEBT" means for any Person: (i) all indebtedness, whether or not represented by bonds, debentures, notes, securities, contracts or other evidences of indebtedness, for the repayment of money borrowed or money owed, (ii) all indebtedness representing deferred payment of the purchase price of property or assets, (iii) all indebtedness under any Capitalized Lease Obligations or under any lease which, in conformity with GAAP, is required to be capitalized for balance sheet purposes, (iv) all indebtedness under guaranties, endorsements, assumptions, or other contingent obligations, in respect of, or to purchase, incur or otherwise acquire, indebtedness or other obligations of others or future indebtedness or other obligations of Borrower, (v) all indebtedness secured by a Lien existing on property owned or payable out of the proceeds of such Person, subject to such Lien, whether or not the indebtedness secured thereby shall have been assumed by the owner thereof, (vi) mandatory redemption obligations in respect of redeemable preferred stocks, (vii) unfunded pension obligations, (viii) any obligation to redeem or repurchase any of such Person's capital stock, warrants, or stock equivalents and (ix) any other item which under GAAP would be recorded as a liability on such Person's balance sheet.

     1.54 "DEFAULT" means the occurrence of an event which with notice or lapse of time or both would become an Event of Default.

     1.55 "DEFAULT RATE" means the lesser of (a) the Maximum Rate, or (b) the amount of the Prime Rate in effect from day to day PLUS three percent (3%) per annum.

     1.56 "DOLLAR," "DOLLARS" and "$" means currency of the United States of America which is at the time of payment legal tender for the payment of public and private debts in the United States of America.

     1.57 "DUE DATE" means the date on which any amounts of principal, interest, fees or other costs and expenses are due under the terms of this Agreement and the Notes.

     1.58 "EBITDA" means, for any period, the consolidated net earnings of Borrower BEFORE any deductions for interest on debt or obligations, amortization, Taxes, depreciation and any other non-cash charge to the extent such charge reduces the consolidated net income or earnings of Borrower, but excluding any extraordinary gains or losses, all computed in accordance with GAAP.

     1.59 "ECI" means Equity Compressors, Inc., an Oklahoma corporation and wholly owned subsidiary of Guarantor, whose entire business and operations have, or will, prior to the Closing Date, be merged into and with, and transferred, in a tax-free merger, to Borrower.

     1.60 "EFFECTIVE DATE" means the date upon which a Rate Period applicable to a Revolving Credit Loan is to commence.

     1.61 "ENVIRONMENTAL LAWS" or "Law" means the federal and state environmental laws, health and safety laws, rules or regulations, with respect to the business or operations of Borrower, of the United States of America and all other applicable jurisdictions, including, but not limited to CERCLA, as amended by the Superfund Amendments and Reauthorization Act of 1986 ("SARA"), the Resource Conservation and Recovery Act ("RCRA"), 42 U.S.C. Sections 6901-6992k, the Hazardous Materials Transportation Act, 49 U.S.C. Section 5101, et seq., the Federal Water Pollution Control Act, 33 U.S.C. Section 1251, et seq., the Oil Pollution Act of 1990, 33 U.S.C. Section 2701, et seq., the Clean Air Act, 42 U.S.C. Section 7401, et seq., the Clean Water Act, 33 U.S.C. Section 1251, et seq., the Toxic Substances Control Act ("TSCA") , 15 U.S.C. Sections 2601-2629, the Safe Drinking Water Act, 42 U.S.C. Sections 300F-300J, the Occupational Safety and Health Act of 1970, 29 U.S.C. Section 651, et seq. ("OSHA") and all similar federal, state (including, but not limited to, environmental, health and safety laws of the State of Texas) and local statutes, ordinances and the regulations, orders and decrees promulgated thereunder.

     1.62 "EQUIPMENT" means all of Borrower's "equipment" as defined in Article 9 of the Texas Uniform Commercial Code and all of Borrower's parts, components, accessories, machinery and materials for use with, or to be incorporated into, the Inventory and which is not otherwise incorporated in Inventory and Equipment, and all tools, spare parts, vehicles, and rolling stock held and used by Borrower or any Affiliates (not for lease, rental or sale) in Borrower's or such Affiliate's business and operations, and all other general equipment and machinery used in the operation of Borrower's business.

     1.63 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

     1.64 "EVENT OF DEFAULT" has the meaning specified in Section 10.01 hereof.

     1.65 "EXCESS CASH" means, with respect to Borrower, the sum of all (a) Net Income PLUS (b) all non-cash charges against income of whatever nature, PLUS (c) the change in Current Liabilities (excluding current indebtedness), LESS (c) all non-cash credits of whatever nature, LESS
          (e) the change in Current Assets (excluding cash), LESS (f) Permitted Acquisitions that were paid for in cash, and LESS (g) any regularly scheduled principal payments, and any optional or mandatory prepayments, of Debt.

     1.66 "FED FUNDS RATE" means, for any day during the term of this Agreement, the sum of (a) one half of one percent (0.50%) per annum, PLUS (b) the overnight federal funds rate per annum in New York, New York, as published for such day (or if such day is not a Business Day, for the next preceding Business Day) in the Federal Reserve Statistical Release H.15 (519), or any successor publication, or if such rate is not so published on any Business Day, the average of quotations for such day on overnight federal funds transactions, in New York, New York, received by Administrative Agent from three (3) federal funds brokers of recognized standing selected by Administrative Agent.

     1.67 (a) "FEE LETTER" means that certain letter agreement, dated as of the Closing Date, between Borrower and Administrative Agent providing for the payment of certain additional fees in connection with the Loans.

          (b) "FEES" means, collectively, the "Commitment Fee," the "Letter of Credit Fee" and all other fees and expenses payable by Borrower under the terms of this Agreement, the Security Instruments and the Fee Letter.

     1.68 "FISCAL YEAR" means the period of twelve (12) consecutive calendar months commencing on (and including) January 1 and ending on (and including) the next following December 31.

     1.69 "FIXED CHARGE COVERAGE RATIO" means, with respect to Borrower as of any given date, the ratio calculated by DIVIDING (a) EBITDA for the period in questions BY (b) the sum of all cash interest expense, Taxes paid in cash and scheduled principal paid on Debt during the period, PLUS Recurring Capital Expenditures made or to be made during the period for which such ratio is calculated.

     1.70 "GAAP" means generally accepted accounting principles, applied on a consistent basis in the United States of America, minus any allocation for "goodwill," as set forth in opinions of the Financial Accounting Standards Board, its predecessor the Accounting Principles Board, and the Committee on Accounting Research of the American Institute of Certified Public Accountants and their respective successors and which are applicable in the circumstances as of the effective date of this Agreement. Accounting principles are applied on a "consistent basis" when the accounting principles observed in a current period are comparable in all material respects to those accounting principles applied in a preceding period.

     1.71 "GOVERNMENTAL AUTHORITY" means the government of the United States of America from time to time, any nation, or government, federal, state, province, city, town, municipality, county, parish, local or other political subdivision thereof or thereto, and any department, commission, board, bureau, instrumentality, agency or other entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

     1.72 "GUARANTEE" means the guarantee of the Obligations and Notes, in form and substance satisfactory to Administrative Agent, given by the Guarantor, in an amount equal to the Loans and all interest, Fees and expenses (whether for collection or otherwise) thereon.

     1.73 "GUARANTOR" means OEC Compression Corporation (formerly Equity Compression Services Corporation), an Oklahoma corporation, and sole shareholder of Borrower.

     1.74 "HAZARDOUS SUBSTANCES" means any substance or material that is defined or otherwise listed as a hazardous substance under CERCLA, as a toxic substance under TSCA, as a hazardous waste under RCRA, as a hazardous material under the United States Hazardous Materials Transportation Act or any petroleum material that, in its concentration and location, presents a material endangerment to human health or the environment.

     1.75 "INITIAL LENDER" means Bank of Scotland, acting through its New York branch.

     1.76 "INITIAL LOAN" means the sum of all Revolving Credit Loans made by the Initial Lender up to the maximum amount of the lesser of (a) Forty Million Dollars ($40,000,000) or (b) the Borrowing Base, pursuant to the terms of Sections 2.01 and 2.02 hereof.

     1.77 "INSTALLMENT DATE" means the date on which installments of principal are due and payable on the Term Note pursuant to the provisions of
          Section 3.02(b) hereof.

     1.78 "INTEREST COMMENCEMENT DATE" has the meaning set forth in Section 2.06(d) of this Agreement.

     1.79 "INTERCREDITOR AGREEMENT" means the Amended and Restated Intercreditor Agreement (which, among other things, amends and restates the BOK Intercreditor Agreement), of even date herewith, by and between Collateral Agent, on behalf of Lenders, and Prudential, in connection with the Collateral, and consented to by Borrower and Guarantor.

     1.80 "INTEREST EXPENSE" means, with respect to any period, the sum (without duplication) of the following (in each case, eliminating (a) all offsetting debits and credits between and among Borrower and any Affiliates, and (b) all other items required to be eliminated in the course of the preparation of consolidated and consolidating financial statements of Guarantor and Borrower, in accordance with GAAP): (i) all interest and prepayment charges in respect to Debt of Borrower (including imputed interest and prepayment charges in respect of Capitalized Lease Obligations deducted in determining Net Income for such period, PLUS (ii) all interest capitalized or deferred during such period and not deducted in determining Net Income for such period.

     1.81 "INTEREST PAYMENT DATE" means (i) with respect to Prime Designated Amounts, the last day of each March, June, September and December of each year, and (ii) with respect to any LIBOR Loan, the end of each Rate Period, beginning with the end of the Rate Period immediately following the making of the first LIBOR Loan to Borrower after the Closing Date, until such time as the principal of and interest on the Notes shall have been paid in full, PROVIDED, HOWEVER, that for those Rate Periods which exceed three (3) months, "Interest Payment Date" shall mean the quarterly anniversary of the Effective Date of such Rate Period. If any Interest Payment Date shall end on any day which is not a Business Day, the relevant Interest Payment Date shall be the next succeeding Business Day, unless the next succeeding Business Day shall fall in the next calendar month, in which event the relevant Interest Payment Date shall be the immediately preceding Business Day.

     1.82 "INTEREST RATE" means the interest rate (whether the Conforming LIBOR Rate, the Non-Conforming LIBOR Rate or the Prime Rate) charged on the Loan under the provisions of Section 2.06 of this Agreement.

     1.83 "INTEREST SERVICE COVERAGE RATIO" means, for any period with respect to Borrower, the ratio calculated by dividing (a) EBITDA for such period by (b) Interest Expense for such period.

     1.84 "INVENTORY" means and includes all of Borrower's and Subsidiary's raw material, accessories, parts, compressors in the process of being manufactured, assembled, fabricated or processed by Borrower or any Person for use with, or to become a part of, any such natural gas compressors for lease, rental or sale, and all packaging, labels, advertising materials, and supplies of every kind to be used in connection with such natural gas compressors and other items.

     1.85 "LENDERS" has the meaning set forth in the opening paragraph to this Agreement, being the initial Lender and all Additional Lenders, and each being a "Lender."

     1.86 "LENDING OFFICE" means the office of Administrative Agent's New York branch at 565 Fifth Avenue, New York, New York.

     1.87 "LETTER OF CREDIT FEE" means the fees and other expenses charged by Administrative Agent, for the ratable benefit of Lenders, for the issuance of each Letter of Credit under the terms of Section 3.03 of this Agreement.

     1.88 "LETTERS OF CREDIT" means one or more standby letters of credit issued by Administrative Agent, as issuing bank for Lenders, at Borrower's request, pursuant to the provisions of Section 2.02 and Article VII hereof, in favor of certain named beneficiaries in connection with the purchase and leasing of the Collateral, which Letters of Credit shall be included within and repaid as part of the Loan as hereinafter provided.

     1.89 "LIBOR" shall mean the rate of interest, appearing on Telerate Page 3750 (British Bankers Association Interest Settlement Rates) (or such other page as may replace Page 3750 on such system or any other system used by such association to calculate such Rates under the British Bankers Associations' Recommended Terms and Conditions dated August 5,
          1985) as of 11:00 a.m. (London time) two Business Days prior to the first day of the applicable Interest Period, determined on the basis of the rate of deposits in Dollars, in an amount substantially equal to the amount owed on the Loan or the applicable portion thereof, for a period equal to the applicable Rate Period, commencing on the first day of such Interest Period. In the event that such rate does not appear on Telerate Page 3750 or its equivalent, "LIBOR" shall be reasonably determined by Lender to be the rate per annum at which deposits in Dollars are offered by leading reference banks in the London interbank market to Lender, at approximately 11:00 a.m. (London time) two Business Days prior to the first day of the applicable Rate Period, for a period comparable to such Rate Period and in an amount substantially equal to the amount of the Loan.

     1.90 "LIBOR BASED RATE" shall mean the rate of interest being charged (i.e., the ConformIng LIBOR Rate or the Non-Conforming LIBOR Rate) during any Interest Period for any LIBOR Loan.

     1.91 "LIBOR LOAN" means the portion of the outstanding principal amount of the Notes upon which interest is being charged at either the Conforming LIBOR Rate or the Non-Conforming LIBOR Rate during a particular Rate Period.

     1.92 "LIBOR RATE" shall mean, with respect to any LIBOR Loan, a rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) determined by Administrative Agent to be equal to the quotient of (a) LIBOR for such Rate Period, divided by (b) one (1) minus the Reserve Requirement for such LIBOR Loan for such Rate Period.

     1.93 "LIEN" means any lien, pledge, mortgage, security interest, assignment, tax lien (statutory or otherwise), pledge, encumbrance, financing statement, judgment, or conditional sale, deferred purchase price or title retention agreement, or any other interest in property designed to secure the repayment of Debt or any other obligation, whether arising by agreement, operation of law, or otherwise.

     1.94 "LOAN OR "LOANS" means the sum of (a) the Initial Loan PLUS (b) the total of all Additional Loans made by Additional Lender pursuant to the terms hereof, as same may be converted into the Term Note at the Conversion Date.

     1.95 "LOAN DOCUMENTS" means this Agreement, the Notes, the Assignment of Note and Liens, the Security instruments, the Fee Letter and all other instruments, documents, and agreements executed and delivered pursuant to or in connection with this Agreement and the BOK Credit (as same is assigned to Administrative Agent), as such instruments, documents, and agreements may be amended, modified, renewed, extended, or supplemented from time to time.

    1.96 "LOUISIANA FACILITY" means the real property and improvements owned by Borrower located at 228 Industrial, West Monroe, Ouachita Parish, Louisiana, more particularly described in the Real Property Mortgage.

    1.97 "MATURITY" or "MATURITY DATE" means either April 1, 2000 if the Notes are not converted into the Term Note pursuant to the provisions of
          Section 2.05, or otherwise March 31, 2003, or such earlier date as may be established pursuant to any acceleration or mandatory or voluntary prepayment provisions contained herein.

    1.98 "MAXIMUM COMMITMENT" means, with respect to the Initial Lender, the lesser of Forty Million Dollars ($40,000,000) or the applicable Borrowing Base (i.e., Conforming and Non-Conforming) in effect from time to time and, with respect to Additional Lenders, the maximum amount set forth beside each such Lender's name on EXHIBIT 1.115 attached hereto, as said Schedule may be amended from time to time.

    1.99 "MAXIMUM RATE" means the maximum rate of non-usurious interest permitted from day to day by applicable law, including, but without limitation, as to Chapter 303 of the Texas Finance Code (and as the same may be amended or incorporated by reference in other Texas statutes), that rate based upon the "weekly rate ceiling" and calculated after taking into account any and all relevant fees, payments, and other charges in respect of the Loan Documents which are deemed to be interest under applicable law.

    1.100 "MERGER" has the meaning set forth in Recital 4 of this Agreement.

    1.101 "MERGER DOCUMENTS" means the Certificate of Merger, Plan of Merger and all agreements, documents, resolutions and other corporate instruments executed by Borrower, ECI and certain other parties, dated March 6, 1998, in connection with the Merger.

    1.102 "NET INCOME" means, for any period, the consolidated net income of Borrower after Tax for such period, computed in accordance with GAAP.

    1.103 "NON-CONFORMING BORROWING BASE" means a Dollar amount equal to (a) sixty-six and two-thirds percent (66-2/3%) of the most current Collateral Values of Borrower's total compressor fleet, as appraised by the Appraiser, PLUS (b) the acquisition cost of all Compressor Equipment acquired by Borrower since the date of the last appraisal of Collateral Values by the Appraiser, LESS (c) the sum of (i) the aggregate value of all sales by Borrower of Compressor Equipment (including all sales of all units purchased since the date of the Appraiser's last report) (computed as the greater of their actual selling price or their carried book value, (as per GAAP)) and (ii) the Conforming Borrowing Base, PROVIDED, HOWEVER, that the Non-Conforming Borrowing Base shall never exceed the lesser of $10,000,000 or twenty percent (20%) of the total Borrowing Base.

    1.104 "NON-CONFORMING LIBOR RATE" means a rate of interest equal to the LIBOR Rate PLUS two and one-quarter of one percent (2.25%) per annum.

    1.105 "NON-CONFORMING LOAN" means a Revolving Credit Loan which is designated as a Non-Conforming Loan by Borrower in its Notice of Borrowing, pursuant to Section 2.06(b) of the Agreement.

    1.106 "NON-CONFORMING PRIME RATE" means a rate of interest equal to the Prime Rate PLUS one-half of one percent (0.50%) per annum.

    1.107 "NOTES" means collectively the Revolving Credit Note, the Term Notes and all Additional Revolving Credit Notes of Borrower, executed and delivered under Article 2 hereof. "NOTE" means any one of such Notes.

    1.108 "NOTICE OF BORROWING" shall have the meaning set forth in Section 2.01(c) hereof.

    1.109 "NOTICE OF BORROWING BASE" means the certification issued to Borrower by Administrative Agent of Borrower's Borrowing Base Certificate pursuant to the provisions of Section 3.06 hereof.

    1.110 "NOTICE OF RATE CHANGE" shall have the meaning set forth in Section 2.06(b)(iv) hereof.

    1.111 "OBLIGATIONS" means all principal, interest, Fees, expenses, costs, obligations, indebtedness, and liabilities of Borrower to Administrative Agent and Lenders, now existing or hereafter arising, whether direct, indirect, related, unrelated, fixed, contingent, liquidated, unliquidated, joint, several, or joint and several, including, without limitation, the principal, interest, Fees, expenses, costs, obligations, indebtedness, and liabilities of Borrower under this Agreement, the Notes and the other Loan Documents, all interest accruing thereon, all Fees owed hereunder and all attorneys' fees and other expenses incurred in the enforcement or collection thereof.

    1.112 "OFFICER'S CERTIFICATE" means a certificate signed in the name of Borrower or Guarantor by any one or all of their respective Presidents or Senior Vice Presidents; "OFFICER" means any one of such officers.

    1.113 "OUACHITA" means Ouachita Energy Corporation, the Borrower.

    1.114 "PARI PASSU DEBT" means the SUM of all outstanding obligations and indebtedness of Guarantor under the Pru Notes (provided that the aggregate principal amount outstanding thereunder shall not exceed $5,000,000).

    1.115 "PERCENTAGE INTERESTS" means the percentage interest of the Aggregate Credit held by each Lender (as adjusted to reflect Additional Lenders) as set forth in EXHIBIT 1.115 hereto, as such Schedule will be amended and attached hereto to reflect Additional Lenders who make Additional Loans.

    1.116 "PERMITTED ACQUISITIONS" means, with respect to Borrower, on a consolidated and consolidating basis, acquisitions of Borrower permitted by the provisions of Section 9.13 hereof.

    1.117 "PERMITTED DEBT" means the Obligations, the Pru Debt and Debt representing the deferred payment of the purchase price of property or assets not exceeding Six Hundred Thousand Dollars ($600,000) in the aggregate.

    1.118 "PERMITTED LIENS" shall mean: (a) Liens for Taxes, assessments or other governmental charges or levies not yet due or which are being contested in good faith by appropriate action being diligently pursued and for which adequate reserves have been maintained; (b) Liens in connection with worker's compensation, unemployment insurance or other social security, old age pension or public liability obligations not yet due or which are being contested in good faith by appropriate action being diligently pursued and for which adequate reserves have been maintained in accordance with GAAP; (c) carriers', warehousemen's, repairmen's, mechanics', workmen's, materialmen's, construction or other like Liens arising by operation of law in the ordinary course of business and which are not yet due or which are being contested in good faith by appropriate proceedings being diligently pursued and for which adequate reserves have been maintained in accordance with GAAP; (d) purchase money security interests securing indebtedness incurred for the acquisition of assets up to an aggregate of Six Hundred Thousand Dollars ($600,000) and only to the extent such purchase money lien is confined solely to the item or items of property so acquired, (e) Liens in favor of Collateral Agent on behalf of Lenders, to secure the Loans, and Prudential, to secure the Pru Debt, and (f) Liens permitted by the Security Instruments, PROVIDED, HOWEVER, those Liens under subclause (c) above will only be Permitted Liens if same are released or discharged within ninety (90) days after they arise or attach.

    1.119 "PERSON" or "PERSONS" means any individual, corporation, business trust, association, company, limited liability company, partnership, joint venture, governmental authority, or other entity.

    1.120 "PLAN" means any employee pension benefit plan within the meaning of
          Section 3(2) of ERISA maintained for employees of Borrower, or of any member of a "controlled group of corporations or "combined group of trades or businesses under common control" as such terms are defined, respectively, in Sections 1563 and 414 of the Code, as amended, and the regulations thereunder, of which Borrower is a part.

    1.121 "PRIME DESIGNATED AMOUNT" OR "AMOUNTS" means that portion of the outstanding principal amount of the Notes, designated by Borrower in accordance with Section 2.06(b)(iii), upon which interest is to be calculated at the Prime Rate during a particular Rate Period or any other Loans bearing interest at the Prime Rate pursuant to the provisions of Section 2 hereof.

    1.122 "PRIME RATE" shall mean the higher of (a) the rate of interest from time to time announced by Administrative Agent at the Lending Office as its base or reference rate for U.S. domestic commercial loans in Dollars, or (b) the Fed Funds Rate. It is understood and agreed that the base or reference rate is a reference rate only and does not necessarily represent the lowest or best rate actually charged by Lenders to any customer. The base or reference rate shall automatically fluctuate upward or downward without any special notice by Administrative Agent or Lenders to Borrower.

    1.123 "PRU DEBT" means the SUM of all outstanding obligations and indebtedness of Guarantor under the Pru Notes and the Subordinated Notes.

    1.124 "PRUDENTIAL" has the meaning set forth in Recital 2 hereof.

    1.125 "PRUDENTIAL SECURITY" means Prudential's interest in the Collateral held by Collateral Agent, in connection with and to secure the Pru Debt.

    1.126 "PRU NOTES" has the meaning set forth in Recital 2 of this Agreement.

    1.127 "RATE PERIOD" means the period of time for which the LIBOR Based Rate shall be in effect as to any portion of the Loan, commencing with the Borrowing Date or the day after the expiration of the immediately preceding Rate Period, as the case may be, applicable to such Loan portion, ending one (1), three (3) or six (6) months thereafter, as Borrower may specify in the Notice of Borrowing or Notice of Rate Change, subject, however, to the early termination provisions of Sections 2.07, 2.08, 2.09 and any other early termination provisions in this Agreement, relating to LIBOR Loans; provided, however, that any Rate Period which would otherwise end on a day which is not a Business Day unless such Business Day falls in another calendar month, in which case such Rate Period shall end on the next preceding Business Day.

    1.128 "REAL PROPERTY MORTGAGE" means the Multiple Indebtedness Mortgage, Collateral Assignment and Security Agreement dated August 8, 1997, executed by Borrower in favor of BOK, covering the Louisiana Facility, which Real Property Mortgage is assigned by BOK to Administrative Agent, and amended by Amendment to Multiple Indebtedness Mortgage, Collateral Assignment and Security Agreement executed by Borrower in favor of Administrative Agent, with effect from the Closing Date.

    1.129 "RECURRING CAPITAL EXPENDITURES" with respect to Borrower on a consolidated and consolidating basis, means capital expenditures necessary for the routine and customary maintenance and repair of Borrower's natural gas compressors and other Inventory, including, without limitation, capital expenditures necessary for major overhauls, refurbishments and other similar expenditures in accordance with GAAP.

    1.130 "REGULATION D" means Regulation D of the Board, as the same is from time to time in effect, and all official rulings and interpretations thereunder or thereof.

    1.131 "RESERVE REQUIREMENT" means, with respect to a LIBOR Based Rate, for any day as applied to a LIBOR Loan, the aggregate (without duplication) of the rates (expressed as a decimal fraction) of reserve requirements in effect on such day (including, without limitation, basic, supplemental, marginal and emergency reserves under any regulations of the Board or other Governmental Authority having jurisdiction with respect thereto) dealing with reserve requirements prescribed for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D) maintained by a member bank of the Federal Reserve System. LIBOR Loans shall be deemed to constitute Eurocurrency Liabilities and to be subject to such reserve requirements without benefit of or credit for proration, exceptions or offsets which may be available from time to time to any Lender under Regulation D.

    1.132 "REVOLVING CREDIT LOAN OR "REVOLVING CREDIT LOANS" shall mean the total of all revolving credit loans made by Lenders under the terms of this Agreement and the Notes.

    1.133 "REVOLVING CREDIT NOTE" shall have the meaning set forth in Section 2.01(b) hereof.

    1.134 "SALES PROCEEDS" has the meaning set out in Section 3.02(b)(i) of this Agreement.

    1.135 "SECURITY INSTRUMENTS" means the Borrower's Security Agreement, the Notes, the Assignment of Note and Liens, the Guarantee, the Assignment of Controlled Account, the Assignment of Insurances, the Real Property Mortgage, the Assignment of Mortgage, the Aircraft Mortgage Assignment, the Title Insurance Policy covering the Facility Mortgage, the Stock Pledge, the Assignment of Leases,

          Contracts and Contract Proceeds, and all financing statements and all other security instruments and documents assigned, or given or granted to Administrative Agent in connection with the Collateral or otherwise, on behalf of Lenders and Prudential, in support of this Agreement, the Notes and the Pru Debt and in connection with the Collateral, as same may be amended from time to time, all in form and substance reasonably satisfactory to Administrative Agent.

    1.136 "SG&A" means, as to any period, Selling, General and Administrative Expenses of Borrower for such period, calculated in accordance with GAAP.

    1.137 "STOCK PLEDGE" means a Pledge of Shares and Security Agreement executed by Guarantor in favor of Administrative Agent covering all of the common stock of Borrower.

    1.138 "SUBORDINATED DEBT" means any indebtedness now existing or hereafter arising owed by (a) Borrower to the Guarantor, and (b) Guarantor and Borrower to Prudential under the Subordinated Notes (but not exceeding $15,000,000), which indebtedness by the terms hereof is expressly made subordinate to the indebtedness of Borrower to Lenders hereunder and under the Notes.

    1.139 "SUBORDINATED NOTES" has the meaning set forth in Recital 1 of this Agreement.

    1.140 "SUBSIDIARY" means Equity Leasing Corporation and any other subsidiary of Borrower formed with Administrative Agent's prior consent.

    1.141 "SUNTERRA" has the meaning set forth in Recital 1 of this Agreement and, unless the context may otherwise require, for the purposes of this Agreement shall also include Sunterra LLC.

    1.142 "SUNTERRA COLLATERAL" has the meaning set forth in Recital 5 of this Agreement.

    1.143 "SUNTERRA LLC" has the meaning set forth in Recital 5 of this Agreement.

    1.144 "TAXES" means, with respect to any Person, any present or future taxes, levies, duties, imposts, AD VALOREM taxes, franchise taxes, charges, fees, deductions or withholdings of any nature whatsoever except, with respect to any Lender, for any such taxes or franchise taxes which are imposed on the overall income of any Lender (excluding income derived from the Loans and this Agreement) by any taxing jurisdiction in which any Under does business.

    1.145 "TERM LOAN" shall have the meaning set forth in Section 2.05(a) hereof.

    1.146 "TERM NOTE OR "TERM NOTES" shall have the meaning set forth in
          Section 2.05(a) hereof.

    1.147 "TOTAL REVENUES" means, as to any period, the total gross revenues of Borrower, computed in accordance with GAAP, for such period.

    1.148 "TRIBUNAL" means any municipal, state, commonwealth, Federal, foreign, territorial, or other governmental entity, governmental department, court, commission, board, arbitration tribunal, bureau, agency or instrumentality.

    Section 1.2 OTHER DEFINITIONAL PROVISIONS. All definitions contained in this Agreement are equally applicable to the singular and plural forms of the terms defined. The words "hereof," "herein," and "hereunder" and words of similar import referring to this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Unless otherwise specified, all Article and Section references pertain to this Agreement. Unless otherwise stated in this Agreement, all accounting and financial definitions, terms, ratios and covenants used in this Agreement, with respect to Borrower (its earnings, expenses or financial performance), shall be on a consolidated basis for Guarantor's operations (excluding therefrom, however, (a) the financial results of Sunterra's operations, and (b) any other revenues and expenses derived from sources other than Borrower and Subsidiary) and wherever the term "consolidated" is used in this Agreement with respect to the Borrower's operations, such term shall be deemed to exclude Sunterra's operations and all other revenues and expenses derived by Guarantor from sources other than Borrower and Subsidiary. All accounting terms not specifically defined or otherwise stated herein shall be construed in accordance with GAAP.


                                      ARTICLE II

                                  LOAN AND INTEREST

    Section 2. LOAN. Subject to the terms and conditions and relying on the representations and warranties contained in this Agreement and in the Security Instruments, Lenders agree to make the following loans and advances to Borrower:

    Section 2.01   REVOLVING CREDIT LOANS.

              (a) BORROWING. From the Closing Date through the Conversion Date, each Lender severally agrees to make revolving credit loans ("Revolving Credit Loans" and each, a "Revolving Credit Loan") to Borrower on any one or more Business Days prior to the Conversion Date, up to an aggregate principal amount not exceeding the lesser of each Lender's Percentage Interest of the applicable Borrowing Base (i.e., Conforming or Non-Conforming) or each Lender's Maximum Commitment at any one time outstanding.

              (b) REVOLVING CREDIT NOTE. The Revolving Credit Loans shall be evidenced by one or more revolving credit notes in favor of each Lender executed by Borrower, each of which shall be dated as of the Borrowing Date of each Lender's first

    Revolving Credit Loan, shall be in the principal amount of each Lender's Maximum Commitment, shall be in substantially the form attached hereto as EXHIBIT 2.01(b) (which shall be deemed to be a part hereof for all purposes) with all blanks appropriately completed, shall be payable to the order of each Lender on or before April 1, 2000, and shall be subject to acceleration upon the occurrence of an Event of Default.
    Each Revolving Credit Loan shall bear interest on the unpaid principal amount thereof from time to time outstanding, payable on each Interest Payment Date and at Maturity, commencing with the first Interest Payment Date following the date of such Revolving Credit Loan, at the rate per annum determined as specified in Section 2.06. The unpaid principal balance of each Revolving Credit Note at any one time shall be the total amounts loaned or advanced thereunder by the relevant Lender, less the amount of payments or prepayments of principal made thereon by Borrower. It is contemplated that by reason of prepayments thereunder, there may be times when no indebtedness is owing under a Revolving Credit Note; but notwithstanding such occurrence, such Revolving Credit Note shall remain valid and be in full force and effect as to (i) Revolving Credit Loans made thereunder subsequent to each such occurrence, and (ii) all other Obligations and indebtedness of Borrower intended to be evidenced thereby, unless Borrower has prepaid the Notes in whole pursuant to the provisions of Section 3.02 and otherwise satisfied all its obligations under this Agreement and the Notes, in which event this Agreement shall terminate and the Notes be forthwith canceled by each Lender and returned to Borrower.

         (c) NOTICE OF BORROWING. Each Revolving Credit Loan shall be in a principal amount of not less than $100,000 (except in the case of Advances made for interest, Fees and expenses pursuant to the provisions of Section 2.06(e) hereof, which may be in such lower amounts as may be required by Administrative Agent). Each such borrowing shall be made by each Lender, through Administrative Agent, at the Lending Office upon written request from Borrower executed by a duly authorized officer of Borrower and delivered to Administrative Agent in the case of LIBOR Loans, at least three (3) full Business Days prior to, and in the case of Prime Designated Amounts, at any time prior to 10:00 A.M., New York time, on the same day as, the Borrowing Date of the Revolving Credit Loan requested ("Notice of Borrowing"). Each Notice of Borrowing shall also specify (a) the Borrowing Date, (b) the amount of the proposed borrowing, (c) the rate of interest (i.e., the Prime Rate or a LIBOR Based Rate) that each such Revolving Credit Loan shall bear (in the absence of such choice, the borrowing shall be made at the Prime Rate), and (d) provided the terms and conditions of
    Section 2.01(d) below have been met, whether the Revolving Credit Loan is to be a Non-Conforming Loan. Each Notice of Borrowing shall be irrevocable. On the Borrowing Date, each Lender shall make its required borrowing available to Administrative Agent in immediately available funds at the Lending Office prior to 11:00 A.M., New York time. Each Lender may post on a schedule attached to its Revolving Credit Note (i) the date and principal amount of each Revolving Credit Loan made under such Note, (ii) the rate of interest such Revolving Credit Loan shall bear, and (iii) each payment of principal thereon. In any legal action or proceeding in respect of the Revolving Credit Notes, the entries posted on the said schedule shall be prima facie evidence of the principal and interest owing by Borrower thereunder, absent manifest error; PROVIDED, HOWEVER, that failure by any Lender to endorse any such entry shall not affect the validity of its Revolving Credit Note or any other rights of Lenders or any subsequent holder with respect thereto, each Lender's books and records being the correct determination of all such outstanding amounts, absent manifest error. Any deposit by Administrative Agent to Borrower's Controlled Account pursuant to a Notice of Borrowing believed by Administrative Agent to be an authorized request by Borrower for a Revolving Credit Loan hereunder shall be deemed to be a Revolving Credit Loan hereunder for all purposes, with the same effect as if Borrower had, in fact, requested Administrative Agent, on behalf of each Lender, to make such Revolving Credit Loan.

         (d) NON-CONFORMING LOANS. Notwithstanding any other provision to the contrary contained in this Agreement or any other Loan Document, all Loans hereunder shall be Conforming Loans subject to the Conforming Borrowing Base limit, unless the provisions of this Section 2.01(d) apply. At any time prior to the Conversion Date, if Borrower wishes to obtain a Revolving Credit Loan from Lenders under either the Revolving Credit Note or the Additional Revolving Credit Note, and the amount of any such Revolving Credit Loan would exceed the Conforming Borrowing Base at that time in effect, Borrower may, in its Notice of Borrowing, request Administrative Agent to make a Non-Conforming Loan. In such event, Lenders may loan to Borrower an amount equal to the LESSER of (i) the Revolving Credit Loan requested by Borrower, or (ii) the amount of the Non-Conforming Borrowing Base. Such Advance shall only be made by Lenders if Borrower has submitted a Borrowing Base Certificate and Administrative Agent has issued its Notice of Borrowing Base with respect thereto at least three (3) days prior to such Advance detailing the permitted limit of the Non-Conforming Borrowing Base, based on Borrower's Borrowing Base Certificate, which certifies that there is sufficient Non-Conforming Borrowing Base to permit Lenders to make Non-Conforming Loans up to the maximum of the Available Credit. If such Notice of Borrowing Base will not permit NonConforming Loans, none shall be made. Thereafter, Borrower may request and receive Non-Conforming Loans up to the maximum of the Available Credit at any time and from time to time prior to the Conversion Date, provided there is sufficient Non-Conforming Borrowing Base to support such Loan, up to the maximum aggregate amount of the Notes.

    Section 2.02 LETTERS OF CREDIT. From the Closing Date through the Conversion Date, Administrative Agent, as issuing bank for Lenders, may issue standby Letters of Credit from time to time on any Business Day in such amounts as Borrower may request in writing, subject to the limits set forth in Section 7.01 below, PROVIDED, HOWEVER, that the aggregate amount of all outstanding Letters of Credit and all Revolving Credit Loans may not exceed the Available Commitment. Such Letters of Credit shall be in a form reasonably acceptable to Administrative Agent. Upon presentation to and payment by Administration Agent of any Letters of Credit, the amount paid thereon by Administrative Agent shall be deemed an Advance under the Loan by each Lender in its Percentage Interest to Borrower and shall be included in the outstanding principal amount of the Loan.

     All such Letters of Credit shall further be subject to the terms and conditions set forth in Article VII below.

     Section 2.03 ADDITIONAL LOANS.

          (a) ADDITIONAL LOAN REQUEST. At any time prior to the Conversion Date, Borrower may request Administrative Agent to find Additional Lenders to make Additional Loans. Any Additional Loans made shall be made in the manner set forth below. No Additional Loans shall be due to Borrower unless and until the Additional Lenders have funded Administrative Agent, in immediately available funds, with the amount of the Additional Loan or Loans pursuant to the provisions of Article XII hereof. NOTHING CONTAINED IN THIS AGREEMENT OR ANY LOAN DOCUMENT SHALL BE DEEMED A GUARANTEE OR COMMITMENT BY ADMINISTRATIVE AGENT THAT IT WILL FIND ADDITIONAL LENDERS OR THAT IT WILL FUND ADDITIONAL LOANS.

          (b) ADDITIONAL REVOLVING CREDIT NOTE. If Additional Loans are made, all Additional Loans shall be evidenced by an Additional Revolving Credit
     Note in favor of each Additional Lender, which shall be dated as of the Borrowing Date of the first Additional Loan made by each Additional Lender, shall be in the principal amount of each Lender's Maximum Commitment, shall be in substantially the form attached hereto as EXHIBIT 2.03(b) (which shall be deemed to be a part hereof for all purposes) with all blanks appropriately completed, shall be payable to the order of each Lender on or before the Conversion Date, and shall be subject to acceleration upon the occurrence of an Event of Default. Each Additional Loan shall bear interest on the unpaid principal amount thereof from time to time outstanding, payable on each Interest Payment Date and at Maturity, commencing with the first Interest Payment Date following the date of such Additional Loan, at the rate per annum determined as specified in Section 2.06. The unpaid principal balance of each Additional Revolving Credit Note at any one time shall be the total amounts loaned or advanced thereunder by each Lender, less the amount of payments or prepayments of principal made thereon by Borrower.

          (c) NOTICE OF BORROWING AND OTHER PROVISIONS OF ADDITIONAL LOANS. Additional Loans may be borrowed by Borrower pursuant to a Notice of Borrowing in the same manner as set forth in Section 2.01(c) hereof. Additional Loans shall be deemed to be Revolving Credit Loans, and shall be governed by all other provisions (including, without limitation, interest provisions and Notices of Borrowing), which apply to Revolving Credit Loans under this Agreement.

          (d) PERCENTAGE INTERESTS. Borrower and Lenders agree that once Additional Loans have been funded, Lenders will retain their Percentage Interests in all Loans and Notes (including the Term Note) thereafter, notwithstanding the fact that the Borrowing Base requirements might reduce the outstanding Loans to less than the amount of the Initial Loan.

     Section 2.04 FUNDING OF ADVANCES. All Advances under the Notes shall be paid by each Lender to the Administrative Agent and shall be deposited by the Administrative Agent into the Controlled Account. Each such Advance shall be recorded by each Lender in its books and records and shall be conclusive as to the sums advanced, absent manifest error.

     Section 2.05 TERM LOAN.

               (a) TERM NOTE. On April 1, 2000, each Lender severally agrees, subject to the mandatory prepayment provisions of Sections 3.02, 3.06 and 7.01, and all other applicable terms of this Agreement, to convert all Revolving Credit Loans into one Term Loan ("Term Loan"), provided there is no Default hereunder and the conditions of Articles V and VII hereof have all been met. In this connection, on April 1, 2000, if no Default exists hereunder and the above said conditions have been met, the outstanding principal amounts on the Revolving Credit Notes shall be renewed and extended into one or more new promissory notes (the "Term Notes") dated April 1, 2000 (the "Conversion Date") executed by Borrower; PROVIDED, HOWEVER, that the aggregate face amount of all Term Notes shall not exceed the Borrowing Base as shown in the most recent Notice of Borrowing Base. The Term Notes shall be payable to the order of each Lender in aggregate principal amounts of up to each Lender's Maximum Commitment. If Default exists or any of the applicable conditions of Article V or Article VII have not been met, the Revolving Credit Notes shall not be renewed and extended into Term Notes at the Conversion Date and the Notes and this Agreement shall become immediately due and payable.

               (b) NATURE OF THE TERM NOTE; MANDATORY PAYMENT. If, on the Conversion Date, any Revolving Credit Loans under the Revolving Credit Notes are Non-Conforming Loans, Borrower shall, simultaneously with the execution of the Term Notes, prepay to Lenders, in their Percentage Interests, such principal amount, together with all accrued and unpaid interest, Fees and expenses thereon, as the Administrative Agent determines is necessary to reduce the outstanding principal amount of the Loan to an amount equal to or less than the Conforming Borrowing Base then in effect. Thereafter, the aggregate amounts outstanding under the Term Notes should never exceed the Conforming Borrowing Base.

               (c) INTEREST ON THE TERM NOTE. The Term Notes shall each bear interest at the Conforming LIBOR Rate or Prime Rate, as set forth below, for the entire terms of such Notes. Accrued interest on the Term Note shall be payable on each Interest Payment Date, commencing with the first Interest Payment Date following the date of execution of the Term Notes, at the rate per annum set forth in Section 2.06.

               (d) REPAYMENT OF THE TERM NOTES. The Term Notes shall be repayable to the Administrative Agent, for the ratable benefit of the Lenders, in quarterly installments each equal to one twenty-eighth (1/28th) of the principal amount of each Term Note, with the outstanding balance being due and payable in full on the Maturity Date of each such

     Term Note; PROVIDED, HOWEVER, that Borrower agrees to make any additional prepayments of principal required by Section 3.02 hereof. Each such installment shall be due and payable on each Interest Payment Date for Prime Designated Amounts during the term of the Term Notes (the "Installment Date") with the first such installment being due and payable on April 1, 2000 and the final installment being due and payable on March 31, 2003.

          (e) OTHER PROVISIONS OF THE TERM NOTE. The Term Notes shall contain such other terms and provisions and be in the form as set forth in the form of note attached hereto as EXHIBIT 2.05(e). The Term Notes shall be subject to acceleration upon the occurrence of an Event of Default and shall be subject to mandatory and optional prepayments on the occurrence of certain events described below.

     Section 2.06 INTEREST ON THE NOTES. Except as otherwise specified herein, the Loans shall bear interest on the unpaid principal amounts thereof from time to time outstanding, until Maturity, at a rate per annum (based on a year of 360 days in the case of the LIBOR Based Rate, and a year of 365 or 366 days, as the case may be, in the case of the Prime Rate) as follows:

          (a) TERM LOAN. The Term Loan shall bear interest at either the Conforming LIBOR Rate or the Prime Rate until Maturity as follows:

               (i) At the commencement of the Term Notes, if Borrower desires the Term Notes to bear interest at the Conforming LIBOR Rate, it shall, at least three (3) Business Days prior to the Conversion Date, issue to Lender a Notice of Borrowing electing the Conforming LIBOR Rate and the Rate Period (one
                    (1), three (3) or six (6) months) which is to apply to such Conforming LIBOR Rate. If Borrower fails to timely issue its Notice of Borrowing, the Prime Rate shall apply to the Term Notes.

               (ii) Thereafter, Borrower may change the interest rate which applies to the Term Notes by delivering to Administrative Agent a Notice of Rate Change (defined in Section 2.06(b)(iv) below). If Borrower's Notice of Rate Change specifies the Conforming LIBOR Rate, such Notice of Rate Change shall be delivered to Administrative Agent at least three (3) Business Days prior to the Effective Date of the Notice of Rate Change. In the case of the Prime Rate, Borrower's notice may be given on the Effective Date of such rate change.

              (iii) The Term Note may bear up to three (3) (but no more)
                    differing LIBOR Based Rates of interest on portions of the outstanding principal balance thereof in increments of not less than $100,000; PROVIDED, HOWEVER, that all Term Notes must bear the same rates of interest (the intent being that each Lender shall receive uniform rates of interest on each portion of their Term Loan).

               (iv) If Borrower fails to timely send a Notice of Rate Change or fails to timely elect a new Rate Period (one (1), three (3) or six (6) months) prior to the end of any Rate Period for any portion of the Term Notes, the entire amounts owed on all Term Notes, or portions thereof for which no Notice of Rate Change was timely delivered or Rate Period selected, shall bear interest at the Prime Rate.

               (v) In all other respects, Borrower's options, and all procedures under the Term Notes, with respect to the Prime Rate or LIBOR Based Rate election shall be the same as for the Revolving Credit Loans set forth herein.

          (b) REVOLVING CREDIT LOANS. The Revolving Credit Loans shall bear interest as follows:

               (i) Each Revolving Credit Loan shall bear interest at either the Conforming LIBOR Rate or the Prime Rate, at Borrower's option, unless any such Revolving Credit Loan has been designated as a Non-Conforming Loan under the terms of this Agreement and the Notes.

               (ii) All Non-Conforming Loans shall bear interest at the
                    Non-Conforming LIBOR Rate or the Non-Conforming Prime Rate, at Borrower's option.

              (iii) If Borrower, in its Notice of Borrowing, requests a Prime based rate for either a Conforming Loan or a Non-Conforming Loan, Borrower shall pay interest on that Revolving Credit Loan on each Interest Payment Date at the applicable Prime based rate for such Loan in effect from time to time, until the earlier of Maturity or the Effective Date of Borrower's Notice of Rate Change (defined in subclause (iv) below).

               (iv) If any Revolving Credit Loan bears interest at the Prime
                    Rate or Non-Conforming Prime Rate, as set forth above, Borrower may change the interest rate to apply to such outstanding Revolving Credit Loan to a LIBOR Based Rate by delivering to Administrative Agent a written notice ("Notice of Rate Change") which sets forth (x) the principal amount of such Revolving Credit Loan which Borrower wishes to convert to a LIBOR Based Rate (which shall not be less than $100,000), and (y) the effective date of the requested rate change (which shall not be less than three (3) Business Days after the date of such Notice of Rate Change ("Effective Date"); PROVIDED, HOWEVER, that the Revolving Credit Notes (and all Loans thereunder) may bear up to, but may not exceed, a maximum of three (3) differing LIBOR Based Rates of interest at any one time.

               (v) On the Effective Date of any rate change, the applicable LIBOR Based Rate shall become effective to such Revolving Credit Loan and shall remain in effect until the earlier of the end of the applicable Rate Period or the Conversion Date. Borrower may not elect a different rate of interest on only a portion of a Revolving Credit Loan, the intent being that the full amount of each Revolving Credit Loan must bear a uniform rate of interest.

          (c)  CHANGES IN EFFECTIVE RATE; RATE CHANGES.

               (i) Each change in the Prime Rate or Non-Conforming Prime Rate, shall become effective, without notice to Borrower, on the effective date of each change in such Prime Rate or Non-Conforming Prime Rate. If at any time the rate of interest payable on the Loans shall exceed the Maximum Rate, thereby causing the interest on the Loans to be limited to the Maximum Rate, then any subsequent reduction in the LIBOR Based Rate, Prime Rate or Non-Conforming Prime Rate, as applicable, shall not reduce the rate of interest on the Loans below the Maximum Rate until the aggregate amount of interest accrued on the Loans equals the amount of interest which would have accrued on the Loans if the agreed interest rate payable on the Loans hereunder had at all times been in effect.

               (ii) Subject to the limit set forth in Sections 2.06(a)(iii) and
                    2.06(b)(iv) concerning a maximum of three (3) differing LIBOR Based Rates of interest, Borrower may elect to change the rate of interest on all or any part of the Conforming Loans from the Conforming LIBOR Rate to the

                    Prime Rate, or from Prime Rate to the Conforming LIBOR Rate by delivering a Notice of Rate Change to Administrative Agent in the form set forth in Section 2.06(b)(iv) above. The rate of interest on a Conforming LIBOR Loan may not be changed until the end of the particular Rate Period. If Borrower fails to timely elect a Rate Period for any LIBOR Loan on or before three (3) Business Days prior to the end of the particular Rate Period, the portion of the Loan so affected shall bear interest at the Prime Rate or Non-Conforming Prime Rate (in the case of Non-Conforming Loans) as the case may be. In addition, any Notice of Rate Change given by Borrower to change the Prime Rate or Non-Conforming Prime Rate on any portion of a Loan to a LIBOR Based Rate will not take effect until three (3) Business Days after Administrative Agent receives such Notice of Rate Change.

          (d) INTEREST PAYMENT DATE; DEFAULT RATE. Accrued and unpaid interest on the Loans shall be payable on each Interest Payment Date during the term of the Loans, with interest being accrued and owing with effect from the date of the first Advance under the Revolving Credit Note ("Interest Commencement Date"), and at Maturity whether due to any acceleration, pursuant to an Event of Default, or to any prepayment (whether voluntary or mandatory) or final payment. All past due principal, Fees, interest, Additional Costs, and expenses shall bear interest at the Default Rate.

          (e) ADVANCES FOR INTEREST OR FEES. Until such time as the Loans are fully drawn, if Borrower fails to pay to any Lender any interest, Fees, Additional Costs or other costs and expenses owed to any Lender hereunder or under any other Loan Document by 1:00 p.m. (New York time) on their Due Date, Borrower hereby authorizes Administrative Agent to draw on the Loan to pay the amount due for such due interest, Fees, Additional Costs or other costs and expenses. Any such amount drawn shall be treated as an Advance under, and become part of the principal on the Loan, shall bear interest at the Prime Rate until Borrower elects a Notice of Rate Change with respect thereto and shall reduce the Available Commitment by the amount so drawn. Administrative Agent shall send notice in writing to Borrower of the amount of any such Advance and details of how the Advance was applied under the Loan. Once the Loans have been fully drawn, and no Available Commitment remains, no further Advances shall be made for the payment of interest, Fees, Additional Costs or other costs and expenses, and Borrower shall continue to be responsible to pay same under the terms of this Agreement and the Notes.

     Section 2.07 REPAYMENT OF LOAN. Borrower shall repay the unpaid principal amount of the Loan in full at Maturity. If the Loan and Notes are accelerated pursuant to any of the provisions of this Agreement or of the Security Instruments, all outstanding principal, interest, Fees, Additional Costs, other fees, costs and amounts due under this Agreement, the Notes or any

Security Instrument shall be immediately paid by Borrower to Administrative Agent, for the ratable benefit of the Lenders, subject to the terms of this Agreement and any relevant Security Instrument.

     Section 2.08 UNAVAILABILITY OF EURODOLLARS. If Administrative Agent in good faith determines (which determination shall be conclusive) that (a) deposits in Dollars in the outstanding principal amount of the Loan for which the LIBOR Based Rate is in effect are not being offered to Lenders in the London interbank market for the Rate Period applicable thereto, or (b) adequate and reasonable means do not exist for ascertaining the LIBOR Rate, then the LIBOR Based Rate shall not become effective or apply to any Revolving Credit Loan or, if applicable, the Term Loan until Borrower receives notice from Administrative Agent that the circumstances giving rise to such determination no longer apply, and until such time as Borrower receives Administrative Agent's notice, the Loan shall bear interest at the lesser of (1) the Prime Rate or the Non-Conforming Prime Rate, whichever is applicable, or (ii) the Maximum Rate.

     Section 2.09 CHANGE IN LAWS. Anything in this Agreement to the contrary notwithstanding, if at any time Administrative Agent in good faith determines (which determination shall be conclusive) that the introduction of or any change in any applicable law, rule or regulation or any change in the interpretation or administration thereof by any governmental or other regulatory authority charged with the interpretation or administration thereof shall make it unlawful for Lenders to maintain or fund any Loan by means of Dollar deposits obtained in the London interbank market, Administrative Agent shall give notice thereof to Borrower. If a LIBOR Based Rate is then in effect with respect to all or any portion of the Loans, then upon such date as shall be specified in such notice from Administrative Agent the Rate Period shall end and the lesser of the Prime Rate or the Maximum Rate shall commence to apply in lieu of such LIBOR Based Rate, and shall continue to apply during the term hereof. Upon such date specified in Administrative Agent's notice to Borrower, Borrower shall pay to Administrative Agent, for the ratable benefit of Lenders, (a) accrued and unpaid interest on the Loan at the LIBOR Based Rate in effect at the time of such notice to, but not including, such specified date, PLUS (b) such amount or amounts (to the extent such amount or amounts would not be usurious under applicable law) as may be necessary to compensate Lenders for any direct or indirect costs and losses incurred by it (including, but not limited to, all Additional Costs), but otherwise without penalty. In such event, unless and until Administrative Agent notifies Borrower that the circumstances giving rise to such notice no longer apply, the LIBOR Based Rate shall not again apply to the Loan. Any claim by Administrative Agent for compensation under sub-clause (b) of this Section 2.09 shall be accompanied by a certificate setting forth the computation upon which such claim is based, and such certificate shall be conclusive except in the case of manifest error.

     Section 2.10 CAPITAL ADEQUACY. If after the date hereof, Administrative Agent shall have determined that the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by Lenders with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on any Lender's capital as a consequence of its obligations hereunder or the transactions contemplated hereby to a level below that which such Lender could have achieved but for such adoption, change or compliance (taking into consideration Lender's policies with respect to capital adequacy) by an amount deemed by such Lender to be material, then from time to time, within ten (10) Business Days after written demand by Administrative Agent, Borrower shall pay to Administrative Agent for the ratable benefit of such Lenders such additional amount or amounts as will compensate all such Lenders for such reduction. Any Lender claiming compensation under this
Section 2.10 and setting forth, in writing, the additional amount or amounts to be paid to it hereunder shall be conclusive, provided that the determination thereof is made on a reasonable basis. In determining such amount or amounts, Lenders may use any reasonable averaging and attribution methods.

     Section 2.11 ADDITIONAL COSTS. Borrower agrees from time to time, on the earlier of (a) within ten (10) Business Days after written demand by Administrative Agent or (b) on the Conversion Date or (c) at Maturity, Borrower shall pay to Administrative Agent all Additional Costs suffered by any Lender which have not or will not be recouped by such Lender by any other applicable provision of this Agreement or the Notes. In its Notice to Borrower for any Additional Costs, Administrative Agent shall set forth in reasonable detail, certified by an officer of the relevant Lender, the exact nature of all Additional Costs and an explanation as to why such Lender has not and will not be reimbursed for such Additional Costs pursuant to any other provisions of this Agreement.

     Section 2.12 USE OF PROCEEDS. The proceeds of the Loan shall be used to refinance the BOK Loan, to finance Permitted Acquisitions, Recurring Capital Expenditures, additional equipment and asset purchases and to provide additional working capital for Borrower.

     Section 2.13 APPRAISALS. In April of each year, in order to assist with the determination of the Borrowing Base, the Appraiser, at the cost and expense of Borrower, shall appraise the entire compressor fleet of Borrower and all other Collateral in order to determine the Collateral Values. In addition, the Appraiser shall, at the cost and expense of Borrower, perform additional appraisals if (i) Administrative Agent reasonably determines that the Collateral has deteriorated in value sufficiently that the Borrowing Base could be materially adversely affected (but no more than one (1) additional appraisal on this basis per year) and (ii) a Default has occurred. Administrative Agent shall have the further right at any time to cause the Appraiser to carry out further appraisals at Administrative Agent's own cost and expense.

                                     ARTICLE III

                                       PAYMENTS

     Section 3.01 METHOD OF PAYMENT. All payments of principal, interest, and other amounts to be made by Borrower hereunder and under the Notes shall be made on time, on or before 12:00 Noon (New York time) on the applicable Due Date, to Administrative Agent, for the ratable benefit of each Lender, at the Lending Office, New York, New York, in Dollars and in immediately available funds, by wire transfer as follows:

               Citibank N.A., New York
               ABA No. 021000089
               For account of Bank of Scotland, New York
               A/C No. 36046633
               Ref.: Ouachita Energy Corporation
               Attn: Loan Admin.

     Unless otherwise specifically provided for in this Agreement to the contrary (i.e., LIBOR Based Rate payments) whenever any payment, notice, certificate or report due hereunder or under the Notes shall be stated to be due on a day that is not a Business Day, such payment, notice, certificate or report due may be made on the next succeeding Business Day and, in the case of a payment, interest shall continue to accrue during such extension. All Mandatory Prepayments payable from Sale Proceeds shall be paid by Borrower to, and applied by, Administrative Agent against the Obligations in the manner set forth in Section 3.02(b) below.

     Section 3.02 PREPAYMENTS.

               (a) OPTIONAL. Borrower shall have the right at any time and from time to time to prepay the outstanding principal on the Loan and Notes, in whole or in part, without prepayment or penalty, provided that (i) Borrower shall give Administrative Agent ten (10) full Business Days' prior written notice of each proposed prepayment, specifying the principal amount to be prepaid and the prepayment date, (ii) all accrued and unpaid interest, Additional Costs, earned Fees and any expenses of Lenders (including those set forth in Sections 2.08, 2.09 and 2.10 and elsewhere in this Agreement or the Security Instruments), on such prepaid amount to the date of prepayment shall be payable at the time of such prepayment, and (iii) each partial prepayment shall be in a principal amount of at least $100,000, or any integral multiples thereof, and provided further, that Borrower may not prepay the Loan or any portion thereof, to which the LIBOR Based Rate applies prior to the end of the applicable Rate Period.

               (b) MANDATORY. In addition to the principal payments required under Section 2.05(d) above, Borrower shall pay to Administrative Agent, for the ratable benefit of Lenders, as a prepayment of outstanding principal on the Loans and Notes, the lesser of (x) all outstanding principal, interest, Fees, expenses, Additional Costs and other fees and costs on the Loan and Note, or (y) one hundred percent (100%) of the following amounts:

                    (i) In the event any of the compressor units of Borrower which are part of the Inventory are sold, all net Sales Proceeds of any such compressor unit sale or sales in excess of $1,000,000 in the aggregate (including any prior sales permitted hereunder) during any consecutive twelve (12) month period (provided that sales in excess of an aggregate of $250,000 may not be made in any fiscal quarter) shall be applied in reduction of the principal balance of the Loans; PROVIDED, HOWEVER, if a Borrowing Base deficiency pursuant to Section 3.02(b)(iv) hereof results from or is caused by any sale of a compressor unit, such portion of the net Sales Proceeds of any compressor unit in Inventory as is necessary to satisfy the Section 3.02(b)(iv) deficiency shall be applied on the Loans prior to aggregation of the remainder of such net Sales Proceeds as a principal prepayment on the Notes; and PROVIDED, HOWEVER, no such sale or sales in excess of $1,000,000 in the aggregate during any consecutive twelve (12) month time period (or $250,000 in any one fiscal quarter) shall occur without the prior written consent of Administrative Agent. For purposes of this section, "Sales Proceeds" shall mean the net sales price of such compressor units (after deduction of all direct costs of sale). Such sale(s) of compressor unit(s) in excess of $1,000,000 singularly or in the aggregate (or $250,000 in any one fiscal quarter) shall effect an automatic reduction of the Borrowing Base and shall also permit Administrative Agent, at its option, to effect a redetermination thereof in accordance with the provisions of Section 3.06 hereof, excluding the unit(s) being sold.

                    (ii) All proceeds, amounts and payments received from any
                         insurance policies on the Collateral and any proceeds or amounts received by Administrative Agent under the provisions of the Assignment of Insurances;

                   (iii) After the Conversion Date, 50% of all Excess Cash,
                         payable as set forth in subclause (d)(ii) below; and

                    (iv) All prepayments of principal required by Administrative
                         Agent's Notice of Borrowing Base, pursuant to the provisions of Section 2.05(a) above or in Section 3.06 below, in order to ensure that the amounts loaned under the Notes at any time do not exceed the Borrowing Base in effect from time to time.

               (c) CHANGE OF CONTROL. If any Event of Default of Change of Control occurs, Borrower shall immediately pay and discharge all outstanding Obligations and interest, Fees and expenses (whether for collection or otherwise) thereon.

               (d)  PAYMENT OF MANDATORY AMOUNTS.

                    (i) Any mandatory prepayments required pursuant to the provisions of subclauses (b)(i) through (iv) of this
                         Section 3.02, shall be applied ratably by Borrower among the Loans and the PARI PASSU Debt and shall be paid pro rata to Administrative Agent, for application against the Loans, and to Prudential, for application against the PARI PASSU Debt, unless Prudential elects not to participate in such prepayment by delivering written notice to Administrative Agent and Borrower no later than two full Business Days prior to the date of Borrower's required prepayment that it elects not to participate in such prepayment, Borrower shall apply and make any such prepayments ratably among the Loans and the PARI PASSU Debt in accordance with the respective principal amounts then outstanding on the Loans and PARI PASSU Debt. If Prudential elects not to participate in such prepayment, by delivering written notice of such election to the Administrative Agent and Borrower within the time period set forth above, Borrower shall pay the full amount of such prepayment directly to Administrative Agent to be applied on the Loans.

                    (ii) Any and all proceeds received by Borrower or deposited directly into the Controlled Account under subclauses
                         (b)(i) and (ii) of this Section 3.02 shall be immediately paid by Borrower in the manner outlined in subclause (d)(i) above. In addition, Borrower agrees that if any Lender or Prudential, or their agents or assignees, receives directly any proceeds under subclauses (b)(i) and (ii) above, such amounts received shall be immediately applied and distributed in the manner set forth in the Intercreditor Agreement. In such case, Administrative Agent shall notify Borrower of the amount, time and source of such prepayment, but failure to do so shall not give rise to any liability on Administrative Agent's part, absent gross negligence or willful misconduct.

                   (iii) Immediately after the issuance of audited financial
                         statements for each Borrower for each fiscal year, commencing with the fiscal year ending December 31, 2000 and provided the Loans have converted to Term Loans hereunder, and thereafter each year, Borrower shall make a prepayment under the Notes in an amount equal to fifty percent (50%) of all Excess Cash. Such prepayments shall be made and applied in the manner set forth in Section 3.02(d)(ii) above.

               (e) ALLOCATIONS OF PAYMENTS/INSURANCE AND FORECLOSURE PROCEEDS. All prepayments (whether voluntary or otherwise) shall be accompanied by the payment of all accrued interest, Fees, expenses, Additional Costs and other costs on the amount prepaid through the date of prepayment. All prepayments of principal on the Obligations shall be applied by Administrative Agent against the Notes (whether for the Initial Loan or Additional Loans) in inverse order of maturity. All payments of overdue amounts of principal shall be applied by Administrative Agent in inverse order of maturity of such overdue amounts. Subject to the provisions of this Section 3.02 and the terms and conditions of the Intercreditor Agreement, all insurance, Sale Proceeds and foreclosure proceeds received by Administrative Agent pursuant to the provisions of this Agreement, the Notes and any Security Instruments shall be applied by Administrative Agent against the Notes in the following order of priority: (i) first to the payment of all costs of collection of such proceeds, (ii) second to the payment of Borrower's outstanding Obligations other than principal, Fees and interest on the Notes, (iii) third to the payment of any Fees due at such time and any other outstanding costs, fees or expenses due to Administrative Agent under this Agreement or the Security Instruments, (iv) fourth to the payment of all principal and interest due on the Notes (with interest being paid first and principal being applied in inverse order of maturity), (v) fifth to Prudential as may be required under the provisions of the Pru Notes and Subordinated Notes pursuant to the provisions of the Intercreditor Agreement, and (vi) any balance shall be paid to Borrower.

     Section 3.03 FEES. Borrower agrees to pay the Administrative Agent for the ratable benefit of the Lenders in their Percentage Interests at the time of payment the following fees in cash or other immediately available funds:

               (a) Quarterly in arrears, the Commitment Fee, on the last Business Day of each calendar quarter ending after the Closing Date, commencing with March 31, 1998;

               (b) Upon the issuance or renewal of any Letter of Credit, a Letter of Credit Fee, in an amount equal to the sum of (i) one quarter of one percent (0.25%) per annum (for the Administrative Agent's own account as issuer of each Letter of Credit),

     PLUS (ii) one and one half of one percent (1.50%) per annum for the ratable benefit of each Lender of the face amount of such Letter of Credit, which Letter of Credit fee shall be deemed earned on the date of issuance of such Letter of Credit; and

               (c)  Such other fees as may be agreed by Borrower.

               In addition, Borrower shall pay Lender all Fees due under the provisions of the Fee Letter to Administrative Agent for its own account and benefit.

     Section 3.04 COMPUTATION OF FEES. All Fees expressed as an annual percentage shall be based on a year of three hundred sixty (360) days, and actual days elapsed.

     Section 3.05 SET-OFF; COUNTERCLAIMS AND TAXES. All payments (whether of principal, interest, reimbursements or otherwise) under this Agreement or on the Notes shall be made by Borrower without set-off or counterclaim and shall be made free and clear of and without deduction for any Taxes of any nature whatsoever now or hereafter imposed by any taxing authority. If the making of such payments is prohibited by law unless such a Tax is deducted or withheld therefrom, Borrower shall pay to Administrative Agent, for the ratable benefit of the Lenders, on the date of each such payment, such additional amounts as may be necessary in order that the net amounts received by Lenders after such deduction or withholding shall equal the amounts which would have been received if such deduction or withholding were not required. Borrower shall confirm that all applicable Taxes, if any, imposed on this Agreement or transactions contemplated hereunder shall have been properly and legally paid by it to the appropriate taxing authorities by sending official tax receipts or notarized copies of such receipts to Lender within thirty (30) days after payment of any applicable Tax.

     Section 3.06 BORROWING BASE REPORTS; REVIEW OF SECURITY. On the Closing Date and thereafter on the first Business Day of each June, September, December and March, during the term of the Notes, upon receipt by Administrative Agent of Borrower's Borrowing Base Certificate (described in
Section 8.01(d) below), Administrative Agent shall review same, with the assistance of the Appraiser, and, if in agreement with its calculations, shall certify its acceptance on Borrower's Borrowing Base Certificate and return the certified certificate (in the form of EXHIBIT 8.01(d) hereof) to Borrower ("Notice of Borrowing Base"). The certified Notice of Borrowing Base shall set out (i) the Borrowing Base as of the last Business Day of the immediately preceding month (and with respect to the first such Notice of Borrowing Base, as of the Closing Date) and (ii) whichever of the following information is applicable: (a) the maximum amount which may be borrowed by Borrower under the Notes pursuant to the provisions of this Agreement, (b) the amount, if any, by which the total Loans advanced under the Notes exceeds the Borrowing Base (after deducting the Pru Debt), (c) if applicable, the amount, if any, by which the Term Loan exceeds the Borrowing Base (after deducting the Pru Debt), and (d) such other information which Lender deems to be relevant to the Borrowing Base. If the Notice of Borrowing Base indicates that either the total of all Loans advanced and outstanding under the Notes or the amount of the Term Note, as the case may be, exceeds the permitted Borrowing Base (after deducting the Pru Debt), Borrower must, within two (2) Business Days after receipt of the relevant Notice of

Borrowing Base, prepay a sufficient amount of principal (together with all accrued interest thereon) on the Loans to bring the total amount of Loans outstanding thereunder to a level which is either equal to or below the Borrowing Base, in accordance with the provisions of Section 3.02 hereof, and shall also pay all Fees, Additional Costs and other costs, fees and expenses owed by Borrower pursuant to such prepayment. Such prepayment shall be subject to the provisions of Section 3.02 hereof.

     Section 3.07 CONTROLLED ACCOUNT. Borrower shall establish and maintain with BOK or such other bank acceptable to Administrative Agent a bank deposit account under the following terms:

               (a) Borrower shall deposit all Compressor Rental Income and all checks, payments, cash and other instruments received by it with respect to and from its accounts and lease receivables, Inventory and Equipment, management, maintenance, leases, rental and sales proceeds and fees in the form received by it into the Controlled Account, with respect to which Controlled Account;

               (b) Borrower shall direct all of its account debtors, Inventory and Equipment lessees, customers and purchasers to make all payments under any lease, rental, sales, maintenance or management agreements and contracts directly into the Controlled Account; and

               (c) Borrower shall have the right to withdraw funds from the Controlled Account only pursuant to the terms of the Assignment of Controlled Account, provided no Default has occurred and is continuing.

     Section 3.08 PAYMENTS TO ADMINISTRATIVE AGENT. All payments by Borrower of Obligations hereunder shall be paid to and applied by Administrative Agent for the ratable benefit of Lenders in their Percentage interests.

                                      ARTICLE IV

                                      COLLATERAL

     Section 4.01 COLLATERAL. To secure full and complete payment and performance of the Notes and Obligations, Borrower shall execute and deliver or cause to be executed and delivered the Security Instruments and documents, and shall otherwise take the actions, described below, all in form and substance satisfactory to Administrative Agent, as collateral agent for the Lenders, covering the property and collateral described in this Section 4.01 (which, together with any other property and collateral which may now or hereafter secure the Obligations or any part thereof, is sometimes herein called the "COLLATERAL"):

               (a) An executed Assignment of Note and Liens delivered to Administrative Agent, duly endorsed by BOK where necessary, of all the outstanding promissory notes and indebtedness of Borrower, the BOK Security Agreement, the Real Property Mortgage, Aircraft Mortgage and all other first priority security interests, liens, pledges, mortgages and encumbrances granted in favor of BOK, in form and substance satisfactory to Administrative Agent ("Assignment of BOK Security Instruments").

               (b) The Security Agreement granting Administrative Agent a first priority security interest in all other assets of Borrower on behalf of Lenders and Prudential, including all Equipment, Inventory, compressor leases, contracts, general intangibles, accounts, instruments and other property, and any and all products and sale, lease and insurance proceeds thereof.

               (c) A separate Assignment of Insurances of all policies and all proceeds payable to Borrower under all insurance policies on the Collateral and Borrower's other assets and property.

               (d) A mortgagee's title insurance policy on the Louisiana Facility, in form and substance satisfactory to Administrative Agent.

               (e)  An Assignment of Leases, Contracts and Contract Proceeds.

               (f) One or more waivers, releases or consents executed by Prudential, with regard to the PARI PASSU Notes and the Subordinated Notes, consenting to this Agreement, the Loans and other Loan Documents and the substitution of Administrative Agent for BOK as Collateral Agent, in form and substance reasonably satisfactory to Administrative Agent.

               (g)  The Guarantee.

               (h)  The Assignment of Controlled Account.

               (i) A notice of assignment to and consent executed by the financial institution holding the Controlled Account, agreeing to the assignment of Controlled Account to Lender and subordinating in favor of Lender any rights such financial institution might have in such Controlled Account.

               (j) All U.C.C. Financing Statements and assignments thereof required by Administrative Agent, in its reasonable discretion, for filing in all jurisdictions where the Equipment, Inventory and other Collateral of Borrower is located.

               (k)  The Intercreditor Agreement.

               (l)  The Assignment of Mortgage and Real Property Mortgage.

               (m)  The Aircraft Mortgage Assignment.

               (n) An assignment, pledge or security interest in any and all intercompany receivables, notes, Debt and obligations in favor of Borrower from Guarantor or any other Affiliate of Borrower.

               (o)  The Stock Pledge.

               (p) Borrower shall execute and cause to be executed such further documents and instruments, including, without limitation, Uniform Commercial Code financing statements, as Administrative Agent, in its sole reasonable discretion, deems necessary or desirable to evidence and perfect its liens and security interests in the Collateral.

     Section 4.02 SETOFF; SECURITY INTEREST IN CONTROLLED ACCOUNT. Subject to the provisions of the Intercreditor Agreement, Lenders shall have the right to set off and apply against the Obligations in such manner as each Lender may determine, at any time and without notice to Borrower, any and all deposits (general or special, time or demand, provisional or final) or other sums at any time credited by or owing from such Lender to Borrower whether or not the Obligations are then due. As further security for the Obligations, Borrower hereby grants to each Lender a security interest in all money, instruments, and other property of Borrower now or hereafter held by such Lender, including, without limitation, property held in safekeeping. In addition to each Lender's right of setoff and as further security for the Obligations, Borrower hereby grants to Administrative Agent, for the benefit of the Lenders and Prudential, a security interest in the Controlled Account and grants to each Lender and Prudential a security interest in all deposits (general or special, time or demand, provisional or final) and other accounts of Borrower now or hereafter on deposit with or held by such Lender and all other sums at any time credited by or owing from such Lender to Borrower. The rights and remedies of each Lender and Prudential hereunder are in addition to other rights and remedies (including, without limitation, other rights of setoff) which each Lender and Prudential may have. Any amounts received by any Lender under any right of set off, in connection with the Obligations, shall immediately be paid by such Lender to the Administrative Agent for distribution to each Lender in its Percentage Interest and in accordance with the Intercreditor Agreement.

     Section 4.03 ADMINISTRATIVE AGENT AS COLLATERAL AGENT. Borrower, Guarantor, Administrative Agent and Lenders each agree that, in addition to acting as collateral agent of the Collateral for the Lenders, Administrative Agent shall also hold the Collateral as collateral agent for and on behalf of Prudential pursuant to the terms of the Intercreditor Agreement and Security Agreement (in such capacity as collateral agent for the Lenders and Prudential, "Collateral Agent"). Therefore, (a) all liens, rights and remedies with respect to the Collateral and any proceeds thereof, granted to Administrative Agent, on behalf of Lenders, under the terms of this Loan Agreement and the other Loan Documents, shall also be subject to Administrative Agent's rights and obligations as Collateral Agent for Lenders and Prudential, and
(b) with respect to the Collateral, any reference to Administrative Agent in this Agreement or other Loan Documents shall be deemed to include and refer to Administrative Agent in its capacity as Collateral Agent.

                                      ARTICLE V

                                 CONDITIONS PRECEDENT

     Section 5.01 CONDITIONS PRECEDENT TO CLOSING. The obligation of Lenders to Close the Loan and make any Advances, issue any Letters of Credit thereunder, make any Additional Loans and convert the Revolving Credit Note into a Term Note on the Conversion Date is subject to the condition precedent that (a) the Merger of ECI and all of its operations, properties and business into Borrower has been successfully completed and that Administrative Agent is satisfied the Merger has been legally and validly consummated and has resulted in all of the business, operations and properties of ECI being legally transferred to Borrower, and further (b) Borrower has performed all required actions set forth below, and (c) Lender shall have received on or before the date of this Agreement all of the following payments and executed documents, each dated (unless otherwise indicated) the date hereof, in form and substance satisfactory to Administrative Agent:

               (i) CLOSING FEE; EXPENSES. Payment to Administrative Agent of all agreed Fees due on the Closing Date and other reasonable costs and expenses (including reasonable attorneys' fees) incurred by Administrative Agent in negotiating, preparing and executing this Agreement and all Security Instruments and preparing the initial Notice of Borrowing Base, all of which shall be deemed fully earned and non-refundable;

               (ii) SECURITY INSTRUMENTS. The Security Instruments and Collateral and all other documents required pursuant to Article IV, duly executed (where appropriate) and delivered to Administrative Agent by Borrower;

               (iii) RESOLUTIONS. Resolutions of the Board of Directors of both Borrower and Guarantor, certified by their duly appointed and respective Secretaries, which authorize the execution, delivery, and performance by Borrower, of this Agreement and the other Loan Documents and Security Instruments to which Borrower is, or is to be, a party;

               (iv) CERTIFICATE. A certificate executed by the Presidents of each of the Borrower and the Guarantor stating that (i) Borrower and Guarantor, respectively, have each complied with all the provisions of their respective Certificates of Incorporation and their other organizational documents in order to permit each of them to enter into this Agreement and to consummate the transactions contemplated hereby, (ii) all representations and warranties contained in this Agreement and the Security Instruments and other Loan

     Documents are true and correct as of the date thereof, and (iii) no Default or Event of Default has occurred;

               (v) INCUMBENCY CERTIFICATE. A certificate of incumbency certified by the respective Secretaries of each of Borrower and Guarantor certifying the names of the officers of each such entity authorized to sign this Agreement and each of the other Loan Documents and Security Instruments to which Borrower and Guarantor are or are to be a party (including the certificates contemplated herein), together with specimen signatures of such officers;

               (vi) CERTIFICATES OF INCORPORATION. The Certificate of Incorporation of each of Borrower and Guarantor, each certified by the Secretary of State of the State of Delaware and the State of Oklahoma, respectively, and dated within five (5) days prior to the date hereof;

              (vii) CERTIFICATES OF EXISTENCE AND GOOD STANDING. Certificates of Existence and Good Standing, or their equivalent, for Borrower in Delaware, Arkansas, Oklahoma, Texas, Alabama, Kansas, Mississippi and Louisiana and for Guarantor, in Oklahoma and Texas and each other jurisdiction where Borrower and Guarantor have properties or assets or where each such entity is qualified to do business, each dated within five
     (5) days prior to the date hereof;

             (viii) BYLAWS. The bylaws of each of Borrower and Guarantor, certified by the Secretaries of each such entity;

               (ix) NOTE. The Revolving Credit Note executed by Borrower;

               (x) NOTICE OF BORROWING BASE. AdmInistrative Agent shall have received Borrower's Borrowing Base Certificate provided by Borrower pursuant to the provisions of this Agreement.

               (xi) INSURANCE POLICIES. Certificates and copies of all insurance policies required by Section 8.07, and all insurance required for the transportation of the Equipment and Inventory to their agreed delivery locations under all leasing or rental contracts, which transportation insurance shall be primary and of first resort as to such property during their transportation, together with loss payable endorsements on all insurance policies in favor of Administrative Agent and a mortgagee's insurance policy with respect to the Louisiana Facility and all other Collateral;

             (xii) LIEN AND UCC SEARCH. The results of a Uniform Commercial Code search and a search in all appropriate registries, real estate records and court records showing no financing statements, mortgages, liens or other documents or instruments on file against Borrower, the Collateral or any previous owner of the Collateral in all appropriate jurisdictions, except for Permitted Liens, such search to be as of a date no more than five (5) days prior to the date hereof;

            (xiii) BORROWER'S COUNSEL'S OPINION. An opinion of Schlanger, Mills, Mayer and Grossberg, L.L.P., legal counsel to Borrower in favor of Lenders, Collateral Agent, its Houston legal counsel and Prudential, as to
     (a) corporate authenticity, due authorization and execution and validity and enforceability of all the Loan Documents (b) that the merger of ECI into Borrower has been legally and validly completed, (c) that all properties and assets of ECI have been legally and validly transferred and merged into Borrower and that Borrower has good title to all of the Collateral, (d) that the BOK promissory note and security interests have been validly and legally transferred and assigned to Collateral Agent and that the Assignment of Note and Liens grants Collateral Agent a first priority security interest in the Collateral so assigned, and (e) as to certain other matters, in form and substance satisfactory to Collateral Agent, its legal counsel and Prudential;

             (xiv) LOCAL COUNSEL'S OPINION. An opinion of local legal counsel satisfactory to Collateral Agent and its Houston legal counsel in Ouachita parish, Louisiana, and all jurisdictions where Collateral Agent and its legal counsel reasonably require, that all liens on the Collateral have been correctly filed or recorded in the respective jurisdictions, are no liens or encumbrances of record against the Collateral in all appropriate jurisdictions, except Permitted Liens, and there in form and substance satisfactory to Collateral Agent;

              (xv) ENVIRONMENTAL REVIEW. A phase I Environmental Report dated within thirty (30) days prior to Closing, and all other reports, in form and substance satisfactory to Lender, from an independent environmental company satisfactory to Administrative Agent that the Louisiana Facility and all other Collateral and facilities of Borrower are "environmentally clean," that no tanks or other storage facilities on any of Borrower's properties contains or, to its knowledge after due inquiry, ever contained, any Hazardous Substances, and that the Collateral is in a general condition which complies with all Environmental Laws;

             (xvi) CONTROLLED ACCOUNT. Evidence satisfactory to Administrative Agent that the Controlled Account has been opened in Borrower's name and has been legally assigned to Administrative Agent under applicable law;

            (xvii) MERGER DOCUMENTS. Certified copies of the Merger
     Documents;

           (xviii) INTERCREDITOR AGREEMENT. An executed intercreditor Agreement; and

             (xix) FEE LETTER.  The executed Fee Letter.

     Section 5.02 CONDITIONS PRECEDENT TO ANY ADVANCE. Each Request for Advance by Borrower shall be deemed to be a restatement by Borrower, on such date, that all representations and warranties set forth in Article VI of this Agreement are true and correct in all material respects as of such date as if then made (except to the extent any such representation and warranty related solely to an earlier date). In addition, prior to any Advance, other than a deemed Advance upon payment under a Letter of Credit, Administrative Agent shall be satisfied of the following:

               (a) NO EVENT OF DEFAULT. No Default or Event of Default shall have occurred and be continuing;

               (b) REQUEST FOR ADVANCE. Borrower shall have delivered to Administrative Agent a Notice of Borrowing, together with the items required to be delivered in connection with same pursuant to the applicable provisions of this Agreement;

               (c) NO MATERIAL INJURY TO COLLATERAL. The Collateral shall not have been materially injured or damaged by fire, storm or other casualty; PROVIDED, HOWEVER, that this requirement shall be waived by Administrative Agent if Administrative Agent has received insurance proceeds sufficient in the reasonable judgment of Administrative Agent and the Appraiser to maintain the Borrowing Base at the required level;

               (d) OTHER DOCUMENTS. Administrative Agent shall have received such other instruments and documents incidental and appropriate to the transaction provided for herein as Administrative Agent or its counsel may reasonably request, and all such documents shall be in form and substance reasonably satisfactory to Administrative Agent; and

               (e) LEGAL MATTERS SATISFACTORY. All legal matters incident to the consummation of the transactions contemplated hereby shall be reasonably satisfactory to special counsel for Administrative Agent retained at the expense of Borrower.

     Section 5.03 CONDITIONS PRECEDENT TO ANY ADVANCE FOR PERMITTED ACQUISITIONS OR RECURRING CAPITAL EXPENDITURES. Prior to the making of any Advance for any Permitted Acquisitions or Recurring Capital Expenditures or any other purchase of Equipment or Inventory, in addition to the other Conditions Precedent in Sections 5.01 and 5.02 above, Administrative Agent shall be satisfied that (a) Borrower will be obtaining good title thereto, free and clear of all liens and encumbrances, (b) Administrative Agent will obtain a first priority lien in and on such Equipment, Inventory or other assets pursuant to the terms of this Agreement and the Security Instruments, and (c) the value of such Equipment, Inventory or other assets is at least equal to the Advance being requested by Borrower therefor.

     Section 5.04 ADDITIONAL INFORMATION. As an additional condition precedent to all events described in Sections 5.01, 5.02 and 5.03 above, Administrative Agent shall have received such additional documents, instruments, and information as Administrative Agent or its legal counsel may reasonably request.

                                      ARTICLE VI

                            REPRESENTATIONS AND WARRANTIES

     Section 6. To induce Lenders to enter into this Agreement, Borrower and Guarantor each represent and warrant to Lenders that:

     Section 6.01 CORPORATE POWER; EXISTENCE AND AUTHORITY. Borrower, the Subsidiary and Guarantor (a) are each a corporation duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation; (b) have all requisite corporate power to own their assets and properties and carry on their respective businesses as now being or as proposed to be conducted; (c) are each qualified to do business in all jurisdictions in which the nature of its business makes such qualification necessary and where failure to so qualify would have a material and adverse effect on their business, financial condition, or operations; and (d) have each the corporate power and authority to execute, deliver, and perform its obligations under this Agreement and other Loan Documents to which it is or may become a party.

     Section 6.02 FINANCIAL STATEMENTS. Borrower and Guarantor have caused to be delivered to Lender (a) unaudited consolidated and consolidating financial statements of Guarantor and Borrower as at and for the eleven (11) month period ended November 30, 1997, and (b) audited consolidated and consolidating financial statements for the fiscal year 1996. Such financial statements are true and correct, have been prepared in accordance with GAAP, and fairly and accurately present the financial condition of Borrower and Guarantor as of the date indicated therein and the results of operations for the period indicated therein. Neither Borrower nor Guarantor has any material contingent liabilities, liabilities for Taxes, material forward or long-term commitments, or unrealized or anticipated losses from any unfavorable commitments (of a type required under GAAP to be reflected in financial statements) not reflected in such financial statements. There has been no material adverse change in the condition, financial or otherwise, of operations of either Borrower or Guarantor since the effective date of the most recent financial statements referred to in this Section.

     Section 6.03 DEFAULT. Neither Borrower nor Guarantor is in default in any material respect under any loan agreement, indenture, mortgage, security agreement, lease, rental agreement, guarantee, bond, Debt instrument or other material agreement or obligation to which it is a party or by which any of its properties may be bound.

     Section 6.04 AUTHORIZATION; COMPLIANCE WITH LAWS AND AGREEMENTS; MERGER. The execution, delivery, and performance by Borrower and Guarantor of this Agreement, the Guarantee and the other Loan Documents to which each is or may become a party have been duly authorized by all requisite corporate action on the part of Borrower and Guarantor and do not and will not violate the Certificate or the Articles of Incorporation or Bylaws of either Borrower or Guarantor, or any law, rule, or regulation or any order of any court, governmental authority, or arbitrator, and do not and will not conflict with, result in a breach of, or constitute a default under, or result in the imposition of any Lien (except as provided in ARTICLE IV) upon any assets of Borrower or Guarantor or any subsidiary pursuant to the provisions of any indenture, mortgage, deed of trust, security agreement, franchise, permit, license or other instrument or agreement by which Borrower or Guarantor or any of their properties are bound. The Merger has occurred and all properties and assets of ECI have been validly transferred to and merged into Borrower prior to the Closing Date.

     Section 6.05 LITIGATION AND JUDGMENTS. Except as disclosed in EXHIBIT
6.05 hereto, there is no action, suit, or proceeding before any court, governmental authority, or arbitrator pending or threatened against or affecting Borrower or Guarantor or their properties that would, if adversely determined, have a material adverse effect on the financial condition or operations of Borrower or the Collateral or the ability of Borrower or Guarantor to pay and perform the Obligations. There are no outstanding judgments against Borrower or Guarantor.

     Section 6.06 RIGHTS IN PROPERTIES; LIENS. Borrower has good and marketable title to all of the Collateral and its other properties and assets, real and personal, and none of the properties or assets of Borrower nor any of the other Collateral, is subject to any Lien, except Permitted Liens. At the Closing, Collateral Agent will have a valid and enforceable first priority lien in, on and over all of the Collateral, on behalf of the Lenders and Prudential.

     Section 6.07 ENFORCEABILITY. This Agreement and Guarantee constitute, and the Loan Documents to which Borrower and Guarantor are each a party, when delivered, shall constitute the legal, valid, and binding obligations of Borrower and Guarantor enforceable against Borrower and Guarantor in accordance with their respective terms, except as limited by bankruptcy, insolvency, or other laws of general application relating to the enforcement of creditor's rights.

     Section 6.08 APPROVALS. Except for BOK's and Prudential's consents to the transactions contemplated hereby, no authorization, approval, or consent of, and no filing or registration with, any court, governmental authority or third party is or will be necessary for the execution, delivery, or performance by Borrower or Guarantor of this Agreement, the Guarantee and the other Loan Documents to which Borrower or Guarantor is, or may become, a party or the validity or enforceability thereof.

     Section 6.09   DEBT. Neither Borrower nor Guarantor has any Debt, except
(a) Permitted Debt and (b) as disclosed on EXHIBIT 6.09 and EXHIBIT 6.09(a), respectively, hereto.

     Section 6.10 TAXES. Borrower and Guarantor will file all Tax returns (federal, state, and local) required to be filed, including all income, franchise, employment, property and sales and other Taxes, and will pay all of its Tax liabilities. Neither Borrower nor Guarantor knows of any pending investigation of Borrower or Guarantor by any taxing authority or of any pending but unassessed Tax liability of Borrower or Guarantor.

     Section 6.11 USE OF PROCEEDS; MARGIN SECURITIES. Borrower is not engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulations G, T, U, or X of the Board), and no part of the proceeds of any extension of credit under this Agreement will be used to purchase or carry any such margin stock or to extend credit to others for the purpose of purchasing or carrying margin stock. Neither Borrower nor any Person acting on its behalf has taken any action that might cause the transactions contemplated by this Agreement or the Note to violate Regulations G, T, U, or X or to violate the Securities Exchange Act of 1934, as amended. The proceeds of the Loan and Letters of Credit will be used solely for the purchase, refurbishment, sale or lease of the Equipment and Inventory and for general working capital purposes.

     Section 6.12 DISCLOSURE. No representation or warranty made by Borrower or Guarantor in this Agreement or in any Loan Document contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements herein or therein not misleading. There is no fact known to Borrower or Guarantor which has a material adverse effect, or which might in the future have a material adverse effect on the business, assets, financial condition, or operations of Borrower or Guarantor that has not been disclosed in writing to Administrative Agent.

     Section 6.13 PRINCIPAL PLACE OF BUSINESS. The principal place of business and chief executive office of Borrower and the place where Borrower keeps its books and records is located at the address of Borrower set forth in Article XI of this Agreement.

     Section 6.14 INVESTMENT COMPANY ACT. Borrower is not an "investment company" within the meaning of the investment Company Act of 1940, as amended.

     Section 6.15 CONTRACTS. Neither Borrower nor Guarantor is a party to, or bound by any agreement, condition, contract, or arrangement which might in the future have a material adverse effect on the respective business, operations, or financial condition of Borrower or Guarantor or the Collateral, other than (a) this Agreement and the Loan Documents, and (b) the Prudential Security Instruments.

     Section 6.16 COMPLIANCE WITH LAW. Each Borrower and Guarantor is in compliance with all laws, rules, regulations, orders, and degrees which are applicable to Borrower and Guarantor or any of the respective properties and which might have a material effect on the business, operations or financial condition of Borrower and Guarantor.

     Section 6.17 ENVIRONMENTAL MATTERS. Borrower and Guarantor and their properties are in compliance with all applicable Environmental Laws or any health and safety laws, rules, and regulations which might have a material effect on the business, assets, operations or financial condition of Borrower and Guarantor or the Collateral and Borrower and Guarantor are not subject to any liability or obligation for remedial action thereunder. Borrower has been issued all required permits and licenses, certificates and approvals of all Governmental Authorities under all applicable Environmental Laws that are necessary to the ownership and operation of its business and assets, and same are still in effect. There is no pending or threatened investigation or inquiry by any governmental authority of Borrower, Guarantor or the Collateral pertaining to any toxic or Hazardous Substance which might have a material effect on the business, assets, operations, or financial condition of Borrower, Guarantor or the Collateral. There are no toxic or Hazardous Substances located on, in, or around the Louisiana Facility or other properties of Borrower or Guarantor which might have a material effect on the business, assets, operations or financial condition of Borrower, Guarantor or the Collateral. Neither Borrower nor Guarantor has caused or permitted any toxic or Hazardous Substances to be disposed of, on or under, or released from the Louisiana Facility or any of the Collateral or its other properties which might have a material effect on the business, operations or financial condition of either Borrower or Guarantor. Except as disclosed in writing to Administrative Agent, Borrower has not received any notice of environmental contamination, release or failure to report from any Governmental Authority, employees, citizens, local residents or any other Person, and has no knowledge of any fact that constitutes a violation of any Environmental Laws.

     Section 6.18 PUBLIC UTILITY HOLDING COMPANY ACT; FEDERAL POWER ACT; INTERSTATE COMMERCE ACT; OTHER REGULATION. Neither the Borrower, any of its Affiliates nor Guarantor is subject to regulation under the Public Utilities Holding Company Act of 1935, as amended, the Federal Power Act, as amended, the Interstate Commerce Act, as amended, any state public utilities code, as amended from time to time, or any other federal or state statute or regulation, as amended from time to time, which limits the ability of (i) the Borrower to issue the Notes, or (ii) the Borrower or any of its Affiliates or Guarantor to perform its respective obligations under this Agreement or the other Loan Documents.

     Section 6.19 TITLE TO PROPERTIES; AUTHORITY. Borrower and Guarantor have full power, authority and legal right to own and operate the properties which it now owns and operates, and to carry on the lines of business in which each is now engaged, and Borrower has good and marketable title to the Collateral subject to no Lien of any kind except Permitted Liens. Borrower and Guarantor each further represent to Administrative Agent that any and all after acquired interests in any of the Collateral being concurrently or subsequently transferred of record to Borrower is and shall be deemed encumbered by the Security Interests in all respects.

     Section 6.20 PENSION PLANS. With respect to any Plan which plan is now or previously has been maintained or contributed to by, (a) Borrower, (b) any member of a "controlled group" of corporations (as defined in Section 414(b) of the Code that includes Borrower, (c) any trade or business (whether or not incorporated) that is under "common control" (as defined in Section 414(c) of the Code) with Borrower, or (d) any organization (whether or not incorporated) which is a member of an "affiliated service group" (as defined in Section 414(m) of the Code) that includes Borrower, or (e) any other entity required to be aggregated with Borrower pursuant to the regulations under Section 414(o) of the Code (hereinafter, an entity referred to in (a), (b), (c) and/or (d) is referred to as a "commonly controlled entity"): (i) no "accumulated funding deficiency" as defined in Code Section 412 or ERISA
Section 302 has occurred, whether or not the accumulated funding deficiency has been waived; (ii) no "reportable event" as defined in ERISA Section 4043 has occurred; (iii) no termination or partial termination of any plan subject to Title IV of ERISA has occurred; (iv) no termination or partial termination has occurred; and (v) no lien, encumbrance or liability in favor of the Pension Benefit Guaranty Corporation exists.

     Section 6.21 MULTIEMPLOYER PLANS. With respect to any "multiemployer plan" as defined in Section 3 (37) of ERISA: (a) neither Borrower nor any commonly controlled entity has incurred a "complete withdrawal" within the meaning of ERISA Section 4203; (b) neither Borrower nor any commonly controlled entity has incurred a "partial withdrawal" within the meaning of ERISA Section 4205; and (c) no multiemployer plan to which Borrower or any commonly controlled entity has an obligation to contribute is in "reorganization" within the meaning of ERISA Section 4241, nor has notice been received by Borrower or any commonly controlled entity that such a multiemployer plan will be placed in reorganization.

     Section 6.22 INSURANCE. Borrower maintains the insurance coverage required by the Security Instruments.

     Section 6.23 PATENTS. Borrower owns or possesses (or is licensed or otherwise has the full right to use) all United States or foreign patents or patent applications necessary for the ownership or operation of its gas compressors and other assets, without any conflict with the rights of other Persons.

     Section 6.24 SECURITY INSTRUMENTS. The Real Estate Mortgage and other Security Instruments are in full force and effect, are legal, valid, binding and enforceable in accordance with their respective terms and are sufficient to grant Administrative Agent valid security interests in the properties and assets they were intended to secure.

                                     ARTICLE VII

                                  LETTERS OF CREDIT

     Section 7.01 COMMITMENT. From and as of the Closing Date through and until the Conversion Date, at Borrower's written request, Administrative Agent, as issuing bank for Lenders, may issue one or more standby Letters of Credit from time to time on any Business Day up to an aggregate unfunded amount not to exceed the LESSER of Five Hundred Thousand Dollars ($500,000) or the Available Commitment. Any such Letter of Credit shall be issued in U.S. currency and in such amount as Borrower may request in writing up to the maximum amount of such limit set forth above. Upon presentment and payment by Administrative Agent, as issuing bank for Lenders, of any Letters of Credit, the amount paid by Administrative Agent, as issuing bank for Lenders, to any beneficiary shall automatically be deemed an Advance under the Loan to Borrower and shall be included in the outstanding principal amount of the Notes. No Letter of Credit may be issued with an expiry date later than the Conversion Date. If any Letter of Credit remains outstanding on the Conversion Date and, after consulting with its legal counsel,

Administrative Agent is of the reasonable opinion said Letter of Credit may still legally be drawn on by the beneficiary thereunder, such outstanding but undrawn amount will be converted with the Term Loan subject to any prepayment requirements set forth in Sections 3.02(b) and 3.06 hereof. Each Lender severally, irrevocably and unconditionally agrees that it shall promptly reimburse the Collateral Agent an amount equal to such Lender's Percentage Interest of any disbursement made by the Administrative Agent under any Letter of Credit.

     Section 7.02 CONDITIONS; APPLICATION. Prior to, or contemporaneously with, the issuance of any Letter of Credit, Borrower should have complied with all the conditions precedent set forth in Article V. Each request for the issuance of a Letter of Credit should be contained in a Notice of Borrowing and, in connection therewith, Borrower shall execute Administrative Agent's standard Letter of Credit Application. In addition, each written Letter of Credit request from Borrower should contain the name and address of the proposed beneficiary, contain a sworn statement by Borrower that it has complied with all of the terms of this Agreement and the Security Instruments and contain such other provisions as Administrative Agent may reasonably require.

     Section 7.03 TERMS. Each Letter of Credit shall be, irrevocable, shall be issued for a term not to exceed the earlier of twelve (12) months or the Conversion Date, shall be made payable to the named beneficiary only at the counters of Administrative Agent in New York, New York, shall be non-transferrable and may only be drawn against presentation of the following documents:

                    (a)  the original Letter of Credit;

                    (b) the beneficiary's sight draft for the payment requested; and

                    (c) compliance by the beneficiary thereunder of all terms and conditions of, and presentation of all required documentation required by, Borrower's executed Letter of Credit application.

     Section 7.04 OBLIGATIONS ABSOLUTE. Except as otherwise provided by applicable law, the obligations of Borrower set forth in this Article VII with respect to any Letter of Credit shall be absolute, unconditional and irrevocable and shall be paid or performed strictly in accordance with the terms of this Agreement under all circumstances whatsoever, including, without limitations, the following circumstances:

                    (a) any lack of validity or enforceability of this Agreement, any Security Instrument, other Loan Document or any agreement or instrument related hereto or thereto;

                    (b) any amendment or waiver of or any consent to departure from any Letter of Credit, this Agreement, or any Security Instrument, other Loan Document or any agreement or instrument related thereto;

                    (c) the existence of any claim, setoff, defense or other rights which Borrower may have at any time against any beneficiary of any Letter of Credit (or any persons or entities for whom any such beneficiary or any such transferee may be acting), Administrative Agent (other than the defense of payment to Administrative Agent of any sums due in accordance with the terms of this Agreement) or any other Person, whether in connection with this Agreement, the Security Instruments, other Loan Documents, any agreement or instrument related hereto or thereto or any unrelated transaction;

                    (d) any statement or any other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or (unless Administrative Agent shall have been grossly negligent, or shall have engaged in willful misconduct, in failing to detect such insufficiency) insufficient in any respect or statement therein proving to be untrue or inaccurate in any respect whatsoever;

                    (e) payment by Administrative Agent under any Letter of Credit against presentation of a draft or certificate which does not comply with the terms of such Letter of Credit, PROVIDED that such payment shall not have constituted gross negligence or willful misconduct of Administrative Agent; and

                    (f) any other circumstances or happening whatsoever, whether or not similar to any of the foregoing, PROVIDED that such other circumstances or happening shall not have been the result of gross negligence or willful misconduct of Administrative Agent.

     Section 7.05 UNIFORM CUSTOMS AND PRACTICES. Borrower agrees that all Letters of Credit shall be subject to the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500 and any revisions thereto subsequently promulgated ("UCP") unless any Letter of Credit expressly provides otherwise. If there is any conflict between the provisions of the UCP and the applicable law of this Agreement, the UCP shall prevail to the extent permitted by such applicable law.

          Section 7.06 INDEMNITY. THE BENEFICIARIES UNDER ANY LETTER OF CREDIT SHALL BE DEEMED TO BE THE AGENT OF BORROWER, AND BORROWER, AND IN ITS CAPACITY AS GUARANTOR, ASSUMES ALL RISKS OF THE ACTS OR OMISSIONS OF AND MISUSE OF THE LETTER OF CREDIT BY ANY SUCH BENEFICIARY OR ANY OTHER PERSON. NEITHER ADMINISTRATIVE AGENT NOR ITS CORRESPONDENTS SHALL BE RESPONSIBLE FOR FAILURE OF ANY DRAFT TO BEAR ANY ADEQUATE REFERENCE TO A LETTER OF CREDIT OR FAILURE OF ANY PERSON TO NOTE THE AMOUNT OF ANY DRAFT ON THE REVERSE OF A LETTER OF CREDIT OR TO SURRENDER OR TAKE UP A LETTER OF CREDIT. ADMINISTRATIVE AGENT SHALL NOT BE RESPONSIBLE FOR ANY ERROR, NEGLECT OR DEFAULT OF ADMINISTRATIVE AGENT OR ANY LENDER OR ANY OF THEIR CORRESPONDENTS OR FOR THE CONSEQUENCES ARISING FROM CAUSES BEYOND THEIR CONTROL. BORROWER AND GUARANTOR

SHALL PROTECT ADMINISTRATIVE AGENT AND EACH LENDER AND ANY OTHER DRAWEE IN PAYING ANY DRAFT DATED ON OR BEFORE THE EXPIRATION OF ANY TIME LIMIT EXPRESSED IN A LETTER OF CREDIT REGARDLESS OF WHEN DRAWN AND WHEN OR WHETHER NEGOTIATED. BORROWER AND GUARANTOR ARE JOINTLY AND SEVERALLY RESPONSIBLE TO ADMINISTRATIVE AGENT FOR ALL OBLIGATIONS IMPOSED UPON ADMINISTRATIVE AGENT WITH RESPECT TO EACH LETTER OF CREDIT OR THE RELATIVE DRAFTS. IN FURTHERANCE AND EXTENSION AND NOT IN LIMITATION OF THESE SPECIFIC PROVISIONS SET FORTH,
(A) BORROWER AND GUARANTOR, JOINTLY AND SEVERALLY, AGREE THAT ANY ACTION TAKEN BY ADMINISTRATIVE AGENT AND EACH LENDER OR ANY OF THEIR CORRESPONDENTS OR IN CONNECTION WITH, A LETTER OF CREDIT OR THE RELATIVE DRAFTS, IF TAKEN IN GOOD FAITH, SHALL BE BINDING UPON BORROWER AND GUARANTOR, AND SHALL NOT PUT ADMINISTRATIVE AGENT OR ANY LENDER OR THEIR CORRESPONDENTS UNDER ANY RESULTING LIABILITY TO BORROWER, AND (B) BORROWER AND GUARANTOR HEREBY JOINTLY AND SEVERALLY INDEMNIFY AND HOLD HARMLESS ADMINISTRATIVE AGENT AND EACH LENDER FROM ANY CLAIM, LOSS, LIABILITY OR EXPENSE ARISING BY REASON OF SAID FAILURE TO PAY OR FOR ANY OTHER REASON WHATSOEVER IN CONNECTION WITH ANY LETTER OF CREDIT OR ANY DRAFTS OR DOCUMENTS PRESENTED THEREUNDER, INCLUDING, WITHOUT LIMITATION, CURRENCY EXCHANGE LOSSES, UNLESS LENDER OR ANY ADDITIONAL LENDER IS GUILTY OF GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

                                     ARTICLE VIII

                                  POSITIVE COVENANTS

     Borrower and Guarantor, jointly and severally, covenant and agree that, as long as the Note and Obligations or any part thereof are outstanding or any Lender has any commitment hereunder, Borrower, Guarantor and the Subsidiary will perform and observe the following positive covenants, unless Administrative Agent shall otherwise consent in writing:

     Section 8.01 FINANCIAL STATEMENTS. Borrower and Guarantor will furnish to Administrative Agent:

                    (a) BALANCE SHEETS; FINANCIAL STATEMENTS. Such balance sheets and financial statements of Borrower and Guarantor, on a consolidated and consolidating basis, at such times and in such manner as Administrative Agent may reasonably request.

                    (b) QUARTERLY OPERATING STATEMENTS. Borrower and Guarantor shall maintain a standard system of accounting and shall furnish to Administrative Agent as soon as practicable after the end of the first three quarters of each fiscal year, commencing with the quarter ending March 31, 1998, and in any event within forty-five (45) days after the end of each said quarter, copies of consolidated and consolidating statements of income, stockholders' equity and cash flows for Borrower and Guarantor and the consolidating and consolidated balance sheets for Borrower and Guarantor, which shall each be certified on behalf of Borrower and Guarantor by the respective chief financial officers or other authorized officer of Borrower and Guarantor for such period (on a consolidated and consolidating basis), all in reasonable detail.

                    (c) ANNUAL FINANCIAL STATEMENTS. As soon as practicable after the end of each fiscal year of Borrower and Guarantor and in any event within ninety (90) days thereafter, Borrower and Guarantor shall furnish to Administrative Agent copies of the following financial statements (on a consolidated and consolidating basis), together with a report thereon and an unqualified opinion, prepared in accordance with GAAP of reputable independent certified public accountants of recognized standing selected by Borrower and Guarantor and acceptable to Administrative Agent:

                         (i) A balance sheet of each of Borrower and Guarantor at the end of such year;

                         (ii) A statement of income of each of Borrower and
                              Guarantor for such year; and

                        (iii) A statement of cash flow of each of Borrower and
                              Guarantor for such year;

     setting forth in each case in comparative form the figures for the previous fiscal year, if applicable, all in reasonable detail. The report of the independent certified public accountants shall contain a certification that in the course of the audit necessary for the certification of such financial statements, they have obtained no knowledge of any Event of Default or Default as defined herein, or, if any Event of Default or Default existed or exists, specifying the nature and period of existence thereof; PROVIDED, HOWEVER, that such accountants shall not be liable to any Administrative Agent or any Lender by reason of their failure to obtain knowledge of any such Event of Default or Default which would not be disclosed in the course of an audit conducted in accordance with GAAP.

                    (d) QUARTERLY CERTIFICATES. At the Closing and thereafter as soon as available and in any event within forty-five (45) days after the end of each of the first three calendar quarters of each year, concurrently with the furnishing of the applicable quarterly statements pursuant to
     Section 8.01(b), there shall be furnished to Administrative Agent (i) a Borrowing Base certificate signed by the chief financial officer of Borrower in the form annexed hereto as EXHIBIT 8.01(d) (the "Borrower's Borrowing Base Certificate"), (ii) a certificate signed by the chief financial officer of Borrower summarizing and certifying the Borrower's trailing 6-month net Compressor Rental Income and Borrower's

     EBITDA for such period, all in accordance with GAAP, (iii) a certificate of Borrower's President or Senior Vice President which lists the location of all Borrower's Compressor Equipment and Inventory, and
     (iv) a certificate signed by the chief financial officer of Borrower detailing such information and data concerning Borrower's compressor fleets and Inventory as are necessary to provide the calculations required in Administrative Agent's Notice of Borrowing Base pursuant to the terms of this Agreement and further stating that: (x) the financial statements were prepared (subject to year end audit adjustments) in conformity with GAAP, consistently applied, (y) a review of the activities of Borrower for the period covered by the financial statements has been made under his supervision with a view to determining whether Borrower has kept, observed, performed and fulfilled all of their obligations under this Agreement, the other Loan Documents and its other documents or instruments referred to herein, and (z) no Event of Default or an event which with the passage of time or notice, or both, could become an Event of Default has occurred, and is continuing, or a statement describing the nature, period of existence and status of any such event(s) if existing. Such certificates shall fully demonstrate the method of all calculations therein contained insofar as compliance with financial covenants hereof are concerned but shall not be qualified or limited because of restricted or limited examination of any material portion of Borrower's records by the Party preparing such quarterly statements.

                    (e) ANNUAL/SPECIAL COVENANT CERTIFICATES. Concurrently with the furnishing of the annual financial statements pursuant to Section 8.01(c), there shall be furnished to Administrative Agent a separate certificate signed by the respective chief financial officers of both Borrower and Guarantor stating that: (a) the financial statements were prepared in conformity with GAAP, and (b) no Event of Default or an event which with the passage of time or notice, or both, could become an Event of Default has occurred, and is continuing, and status of any such event(s) if existing. Such certificate shall not be qualified or limited because of restricted or limited examination of any material portion of Borrower's or Guarantor's records by the party preparing such annual statements. All certificates of Borrower and Guarantor submitted pursuant to this Agreement in connection with compliance with financial or other covenants herein contained, shall fully demonstrate the method of calculations therein contained.

                    (f) SPECIAL AUDITING REPORTS. Promptly upon receipt thereof, Borrower and Guarantor shall deliver to the Administrative Agent each report submitted to either of Borrower or Guarantor, by independent accountants in connection with any annual, interim or special audit made by them of the books and records of either or both of the Borrower and Guarantor, including, without limitation, any comment letter submitted by such accountants to management in connection with their audit.

                    (g) BUDGETS AND PROJECTIONS. Promptly upon completion thereof on an annual basis within sixty (60) days following each fiscal year end, each of Borrower and Guarantor shall deliver to Administrative Agent copies of their operating budget and projection of financial performance (on a consolidated and consolidating basis) prepared for the Borrower and Guarantor, respectively.

                    (h) PERIODIC REPORTS. Promptly upon their becoming available, copies of all financial statements, reports, notices or proxy statements sent by either Borrower or Guarantor to their stockholders and all registration statements, periodic reports and other statements and schedules filed by either Borrower or Guarantor with any securities exchange, the Securities and Exchange Commission or any similar state or federal Governmental Authority shall be delivered to Administrative Agent.

                    (i) OTHER REPORTS. Borrower and Guarantor shall concurrently deliver to Administrative Agent any other notices, statements, reports or certificates delivered to Prudential under either the Prudential Security documents or the Pru Notes, under or pursuant to the terms of such instruments.

                    (j) EQUIPMENT LOCATION. Borrower shall, within thirty (30) days after relocating any of its Compressor Equipment or Inventory to a state in which Borrower is not currently doing business or in which no U.C.C. financing statements have been filed by Administrative Agent, advise Administrative Agent in writing of such new location and will execute any and all new U.C.C. financing statements which Administrative Agent may reasonably require.

     Section 8.02 CONSOLIDATED AND CONSOLIDATING ACCOUNTS. All financial statements, balance sheets and other financial information, whether audited or unaudited, to be provided by Borrower and Guarantor under the terms of this Agreement and any other Loan Document will be (a) with respect to Borrower on a separate consolidating basis, and (b) with respect to Guarantor on a consolidated basis (without, in each case, including any results or financial data of Sunterra or the Subsidiary), both in accordance with GAAP.

     Section 8.03 PERFORMANCE OF OBLIGATIONS. Borrower will duly and punctually pay and perform the Obligations, all indebtedness under this Agreement and the Notes and all other Debt.

     Section 8.04 PRESERVATION OF EXISTENCE AND CONDUCT OF BUSINESS. Borrower and Guarantor will each preserve and maintain its corporate existence, and all of its Inventory, Equipment, leases, other leases, privileges, franchises, qualifications and rights that are necessary or desirable in the ordinary conduct of its business and for the ownership and operation of the Collateral and its other properties, and each will conduct its business as presently conducted in an orderly and efficient manner in accordance with good business practices.

     Section 8.05 MAINTENANCE OF ASSETS; PROCEEDS. Borrower will maintain the Collateral, and each portion thereof, in good operating condition and repair.

     Section 8.06 PAYMENT OF TAXES AND CLAIMS. Borrower will pay or discharge, at or before maturity or before becoming delinquent (a) all Taxes and governmental charges imposed on it, the

Collateral and all of its other property, and (b) all lawful claims for storage and transportation of the Equipment and Inventory and all repairs to the Inventory which, if unpaid, might become a Lien upon any of the Collateral or its other property; PROVIDED, HOWEVER, that Borrower shall not be required to pay or discharge any Tax or governmental charge which is being contested in good faith by appropriate proceedings diligently pursued, and for which adequate reserves have been established.

     Section 8.07   INSURANCE.

                    (a) POLICIES. Borrower will maintain, with financially sound and reputable insurance companies, worker's compensation insurance, liability insurance, pollution insurance and insurance on the Inventory, Equipment, Collateral, Louisiana Facility and its other property, assets, and business (including, but not limited to, an all risks comprehensive policy on each piece of Inventory, their transportation to and from all rental sites at least in such amounts and against such risks as are usually insured against by Persons engaged in similar businesses, all as reasonably satisfactory to Administrative Agent. Each insurance policy covering the Collateral shall name Administrative Agent (in its capacity as Collateral Agent) as loss payee and an additional insured and shall provide that such policy will not be canceled without thirty (30) days' prior written notice to Administrative Agent.

                    (b) APPLICATION OF PROCEEDS. All insurance policies required hereunder shall provide that all payments in respect of loss or damage shall be made solely to Administrative Agent for all amounts in excess of $100,000 and that upon the occurrence and continuance of a Default hereunder, all proceeds shall be payable solely to Administrative Agent up to the maximum amount owing to Administrative Agent on the Loans. Any insurance recoveries under any policies to which Administrative Agent shall be so entitled shall be applied as provided herein, subject to the terms of the Intercreditor Agreement. Until a Default has occurred, Administrative Agent and Borrower shall cooperate in adjusting any claim with the underwriters of insurance for the Inventory, Equipment and Collateral and underwriters may rely on any agreement reached with Borrowers as binding both Administrative Agent and Borrower. Following the occurrence of a Default, Administrative Agent and Borrower shall continue to cooperate to adjust any claim, but only Administrative Agent shall have the power to agree to any adjustment with underwriters on behalf of the Collateral, Borrower and itself.

                    (c) CONSTRUCTIVE TOTAL LOSS. In the event of an accident, occurrence or event resulting in a constructive total loss of any Inventory, Equipment or other Collateral, Administrative Agent shall have the right to claim for a constructive total loss of such Inventory, Equipment or other Collateral and to require that Borrower declares such to be a constructive total loss, and if both (i) such claim is accepted by all underwriters under all policies then in force as to such Inventory under which payment is due for total loss, and (ii) payment in full is made in cash under such policies, then Administrative Agent shall have the right, at its election, to abandon such Inventory, Equipment or other

     Collateral to the underwriters under such policies, free from the lien of this Agreement and the Security Instruments, and apply the proceeds of such insurance as provided in Section 3.02(b) hereof.

                    (d) AGREED OR COMPROMISED TOTAL LOSS. In the event of an accident, occurrence or event of damage to any Inventory, Administrative Agent shall have the right, in its discretion, to enter into an agreement or compromise with underwriters providing for an agreed or compromised total loss of such Inventory and to require that Borrower declares such to be a constructive total loss, and if both (i) such claim is accepted by all underwriters under all policies then in force as to such Inventory under which payment is due for total loss, and (ii) payment in full is made in cash under such policies, then Administrative Agent shall have the right, at its election, to abandon such Inventory to the underwriters under such policies, free from the lien of the Security Instruments and apply the proceeds of such insurance as provided in Section 3.02(b) hereof.

                    (e) CARRIERS; APPROVALS. All insurance required under this Section shall be placed and kept with the United States Government or with American, British, or other insurance companies, underwriters' associations, clubs or underwriting funds approved by Administrative Agent.

                    (f) ADDITIONAL PROVISIONS. All insurance required under this Section 8.07 shall, unless otherwise first agreed in writing by Administrative Agent, provide that (i) there shall be no recourse against any Lender for the payment of premiums, supplemental or back calls or commissions or warranties or representations to underwriters, (ii) if such insurance provides for the payment of calls, assessments or advances, there shall be no recourse against any Lender for the payment thereof, (iii) at least thirty (30) days' prior written notice of any cancellation, reduction in amount or change in coverage or other material change of such insurance shall be given to Administrative Agent by the insurance underwriters, (iv) the interests of Administrative Agent shall be continued insured regardless of any breach of or violation by Borrower or any other insured of any warranties, declarations or conditions contained in such insurance, (v) no insurance shall be excess over other coverage but shall be primary insurance and shall not require any contribution from any excess insurance on the Inventory, Equipment and other Collateral that may be carried by Administrative Agent, (vi) no insurance shall be invalidated by any refurbishments or material changes to the Inventory, and (vii) the insurers agree to advise Administrative Agent promptly in writing of any default in the payment of any premium and of any other act or omission of which such insurer has knowledge that might invalidate or render unenforceable, in whole or in part, any such policy. The policies shall provide for severability of interest as though separate policies were issued to each additional insured except with respect to the limits of liability.

                    (g) NO LOSS OF INSURANCE. Borrower shall not, without the prior written consent of Administrative Agent, do any act, nor voluntarily suffer nor permit any act to be done, whereby any insurance required by this Section 8.07 shall or may be suspended, impaired or defeated, or suffer or engage in any activity not permitted under policies of insurance satisfactory to Administrative Agent in all respects for the engaging in of such activity.

                    (h) REIMBURSEMENT OF ADMINISTRATIVE AGENT. In the event that Borrower shall fail to obtain or maintain insurance in accordance with the provisions of this Agreement, Administrative Agent shall have the right to obtain, and pay the premiums on, such insurance as Administrative Agent reasonably deems necessary. Borrower shall reimburse Administrative Agent on demand, with interest at the rate in effect pursuant to this Agreement for any and all expenditures that Administrative Agent may from time to time make, lay out or expend in providing protection in respect of insurance, discharge or purchase of any liens, taxes, dues, assessments, governmental charges, fines and penalties imposed, repairs, attorneys' fees and other matters as Borrower is obligated herein to provide, but fails to provide. Such obligation of Borrower to reimburse Administrative Agent, together with interest as provided above, shall be an additional indebtedness due from Borrower, secured by this Agreement, and shall be payable by Borrower on demand. Administrative Agent, though privileged so to do, shall be under no obligation to Borrower or to any other person to make any such expenditures, nor shall the making thereof relieve Borrower of any Event of Default in that respect.

                    (i) MORTGAGEE'S INSURANCE. In addition to all other insurance required above, Borrower shall, at its own expense, provide Administrative Agent with (a) mortgagee's interest insurance or breach of warranty endorsement on the Inventory, Equipment and other Collateral, and
     (b) Mortgagee's interest insurance on the Louisiana Facility, in favor of Administrative Agent with such underwriters as approved by Administrative Agent, in an aggregate amount for (a) and (b) equal to at least the principal amount of the Obligations.

                    (j) INTERCREDITOR AGREEMENT. The provisions set forth in this Agreement concerning the use and application of insurance recoveries and proceeds shall be subject to the provisions of the Intercreditor Agreement.

     Section 8.08 INSPECTION RIGHTS. At any reasonable time and from time to time, Borrower will permit Administrative Agent and Appraiser to examine and make copies of the books and records of, and visit and inspect all sites where the Inventory, Equipment and other Collateral is located and to inspect the Inventory, Equipment, other Collateral and Louisiana Facility. Such inspection rights shall include, without limitation, the right of the representatives of Administrative Agent to inspect and request and make copies of Borrower's books, records and documentation with respect to the Inventory, Equipment, other Collateral and Louisiana Facility.

     Section 8.09 KEEPING BOOKS AND RECORDS. Borrower and Guarantor will maintain proper books of record and account in which full, true, and correct entries in conformity with GAAP shall be made of all dealings and transactions in relation to its business and activities.

     Section 8.10 COMPLIANCE WITH LAWS. Borrower and Guarantor will comply with all applicable laws, rules, regulations, and orders of any court, Governmental Authority, or arbitrator.

     Section 8.11 COMPLIANCE WITH AGREEMENTS. Borrower and Guarantor shall comply in all material respects with all gas compressor, rental and lease agreements, indentures, storage, repair and sales contracts and other agreements binding on it or affecting the Collateral.

     Section 8.12 NOTICES. Borrower will promptly notify Administrative Agent of (a) the occurrence of a Default or an Event of Default, (b) the commencement of any action, suit, or proceeding against Borrower that might have a material adverse effect on the Collateral, business, assets, financial condition, or operations of Borrower, and (c) any other matter that might have a material adverse effect on the Collateral, business, assets, financial condition, or operations of Borrower.

     Section 8.13 FURTHER ASSURANCES. Borrower will execute and deliver such further instruments as may be reasonably requested by Administrative Agent to carry out the provisions and purposes of this Agreement and the Security Instruments and to preserve and perfect the Liens of Administrative Agent in the Collateral.

     Section 8.14 COMPLIANCE WITH REGULATIONS G T, U. AND X . Neither Borrower nor any Person acting on its behalf will take any action which might cause this Agreement or any of the Security Instruments to violate, and Borrower will take all actions necessary to cause compliance with Regulations G, T, U, and X of the Board and the Securities Exchange Act of 1934, in each case as now in effect or as the same may hereafter be in effect.

     Section 8.15   ENVIRONMENTAL COMPLIANCE.

                    (a)  Borrower will at all times:

                         (i) be and remain in compliance with the provisions of all federal, state, and local environmental, health, and safety laws and all rules and regulations issued thereunder applicable to the Collateral and its business;

                         (ii) notify Administrative Agent immediately in writing
                              of any material spill of petroleum products and of any notice of a Hazardous Substances discharge or any other environmental complaint received from any Governmental Authority or any other party;

                        (iii) notify Administrative Agent immediately in writing
                              of any material spill of petroleum product or Hazardous Substances discharge from or affecting any part of the Collateral

                              (including, without limitation, the Louisiana Facility) or Borrower's other properties, wherever located, and immediately contain and remove the same, in compliance with all applicable laws and promptly pay any fine assessed in connection therewith; and

                         (iv) upon reasonable notice from Administrative Agent,
                              permit Administrative Agent to inspect the Collateral and to conduct tests, environmental audits and inspections thereon.

                    (b) Borrower will maintain and will ensure that the representative, trustee, manager, and any lessee, operator or agent who operates, holds, transports, stores, or manages the Inventory, Equipment, Louisiana Facility and other Collateral on its behalf from time to time, has been issued with and will maintain, all required federal, state, and local permits, all required certificates and approvals in relation to (i) air emissions, (ii) discharges to surface and groundwater, (iii) oil and petroleum wastes, (iv) noise emissions, (v) solid and liquid waste disposal, and (vi) the use, generation, storage, transportation or disposal of toxic or hazardous substances or wastes or potentially hazardous substances or wastes.

                    (c) To the best of Borrower's knowledge, after diligent inquiry, except in accordance with any valid governmental permit or license, there has been, from the Louisiana Facility and all other properties of Borrower, no emission, spill, release or discharge of any petroleum products or toxic or Hazardous Substances into or upon the air, soils, or any improvements located thereon, surface water or groundwater and, accordingly, the Collateral is (i) free of all such toxic or hazardous substances, and (ii) are in compliance with all environmental laws, rulings and regulations.

     Section 8.16 CONTROLLED ACCOUNT ASSIGNMENT. Borrower shall maintain the Controlled Account and shall deposit or cause to be deposited directly into such account all Compressor Rental Income and all other income, cash, proceeds and payments collected from the lease, rental, sale or other operation of the Inventory, Equipment and other Collateral, or any insurance proceeds or other proceeds collected in respect of any such Collateral.

     Section 8.17 MANDATORY PREPAYMENTS: INTEREST AND FEES. Borrower shall pay promptly to (a) Administrative Agent when due all installment payments of Fees, Additional Costs and expenses, and (b) pro rata to Administrative Agent and Prudential (if, as provided in Section 3.02, Prudential so elects), all mandatory payments of principal and interest on the Note pursuant to the provisions of this Agreement.

     Section 8.18 NOTICE OF DEFAULT. Immediately upon the happening of any condition or event which constitutes an Event of Default or Default or any default or event of default under any other loan, mortgage, financing or security agreement, Borrower shall give Administrative Agent a written notice thereof specifying the nature and period of existence thereof and what actions, if any, Borrower is taking and proposes to take with respect thereto.

     Section 8.19 NOTICE OF LITIGATION. Immediately upon becoming aware of the existence of any action, suit or proceeding at law or in equity before any Tribunal, an adverse outcome in which would (a) materially impair the ability of Borrower or Guarantor to carry on their business substantially as now conducted, (b) materially and adversely affect the condition (financial or otherwise) of either Borrower or Guarantor, or (c) result in monetary damages in excess of $250,000, Borrower or Guarantor, as appropriate, will give Administrative Agent a written notice specifying the nature thereof and what actions, if any, Borrower or Guarantor, as appropriate, are taking and propose to take with respect thereto.

     Section 8.20 NOTICE OF CLAIMED DEFAULT. Immediately upon becoming aware that the holder of any note or any evidence of indebtedness or other security of either Borrower or Guarantor has given notice or taken any action with respect to a claimed Default or Event of Default thereunder, if the amount of the note or indebtedness exceeds $50,000, Borrower and Guarantor shall give Administrative Agent written notice specifying the notice given or action taken by such holder and the nature of the claimed default or event of default thereunder and what actions, if any, Borrower or Guarantor are taking and propose to take with respect thereto.

     Section 8.21 NOTICE OF CHANCE OF MANAGEMENT. Within five (5) days after any change in executive management of the Borrower or Guarantor, including any officers of any of the Borrower or Guarantor holding the office of President, Chairman or chief financial officer thereof, or the occurrence of a Change in Control, the Borrower or Guarantor, as appropriate, shall give written notice thereof to Administrative Agent, together with a description of the reasons for the management/officer change.

     Section 8.22 REQUESTED INFORMATION. With reasonable promptness, Borrower and Guarantor will give Administrative Agent such other data and information relating to Borrower or Guarantor as from time to time may be reasonably requested by Administrative Agent.

     Section 8.23 FIELD AUDITS. In addition to any other inspection rights of Administrative Agent and the Appraiser hereunder, Administrative Agent shall be permitted to conduct, at its own expense, an annual field audit of Borrower's accounts and books and records relating thereto. Each field audit shall be conducted by agents of Administrative Agent. Borrower shall fully cooperate with Administrative Agent and its agents in connection with such field audits.

     Section 8.24 MAINTENANCE OF EMPLOYEE BENEFIT PLANS. Borrower will maintain each employee benefit plan with respect to which they may have any liability or responsibility, in compliance with ERISA and all other laws applicable thereto.

                                      ARTICLE IX

                                  NEGATIVE COVENANTS

     Borrower covenants and agrees that, and Guarantor covenants and agrees to ensure that, as long as the Obligations or any part thereof are outstanding or any Lender has any commitment hereunder, Borrower and Subsidiary (in this Article IX, the term "Borrower" shall include Subsidiary) shall perform and observe the following negative covenants, unless Administrative Agent shall otherwise consent in writing:

     Section 9.01 DEBT. Borrower will not incur, create, assume or permit to exist, and will not permit any nominee, agent, employee, manager or representative who holds, manages or operates the Inventory or any portion thereof on behalf of Borrower, to incur, create, assume, or permit to exist, any Debt, except (a) Permitted Debt or (b) trade payables and current indebtedness (other than (i) for borrowed money or (ii) Capitalized Lease Obligations) incurred in the ordinary course of business.

     Section 9.02 LIMITATION ON LIENS. Borrower will not incur, create, assume, or permit to exist, any Lien upon any Collateral, its rental or sales proceeds or revenues, except Permitted Liens.

     Section 9.03   DISPOSITION; SALE OF COLLATERAL. Except as permitted by
Section 3.02 (and subject to the prepayment provisions of Section 3.02(b)) concerning permitted sales of Inventory, Equipment or other Collateral, Borrower shall not sell, transfer or otherwise dispose (and will not permit the involuntary sale, transfer of disposition of) any Collateral, except in the ordinary course of business for full and fair consideration, PROVIDED, HOWEVER, that dispositions of any assets exceeding $250,000 in the aggregate in a fiscal quarter shall not be deemed to be a disposition in the ordinary course of business.

     Section 9.04 MERGERS, ACQUISITIONS AND DISSOLUTIONS. Neither Borrower nor Guarantor will become a party to a merger or consolidation, or, except as permitted by Section 9.13, purchase or otherwise acquire all or a substantial part of the assets of any Person or any shares or other evidence of beneficial ownership of any Person, or dissolve or liquidate.

     Section 9.05 RESTRICTED PAYMENTS. Except for intercompany payments necessary to permit Guarantor to service the Pru Debt and pay any salaries and overhead obligations of Borrower normally paid and handled by Guarantor in the ordinary course of and for the benefit of Borrower's operations, Borrower will not declare or pay any dividends or make any other distribution or payment on account of its common or preferred stock or redeem, purchase, or retire any of its common or preferred stock, or grant or issue any common or preferred stock, capital stock or any warrant, right, or option pertaining to its common or preferred stock, or issue any security convertible into stock.

     Section 9.06 PREPAYMENT OF DEBT. Borrower will not prepay any Debt, except the Obligations and any mandatary pro rota prepayment of Pru Debt in accordance with the provisions of Section 3.02.

     Section 9.07 NATURE OF BUSINESS. Borrower will not engage in any business other than the business in which it is engaged as of the date hereof.

     Section 9.08 MINIMUM CURRENT RATIO. Borrower shall not at any time during terms of the Notes permit its Current Ratio to be less than 1:1.

     Section 9.09 DEBT TO EBITDA RATIO. Borrower shall not permit the ratio of its Debt (including the Pru Debt) to EBITDA for any most recently ended two trailing fiscal quarters (on an annualized basis), commencing with the two fiscal quarters ending on September 30,2000, to be less than the ratios set forth below:

                                              Maximum Debt
          Fiscal Quarters Ending:              to EBITDA
          -----------------------             ------------
          March 31, 2000                          3.00:1
          June 30, 2000                           3.00:1
          September 30, 2000                      3.00:1
          December 31, 2000                       2.75:1
          March 31,2001                           2.75:1
          June 30, 2001                           2.50:1
          September 30, 2001                      2.50:1
          December 31, 2001                       2.25:1
          March 31,2002                           2.25:1
          June 30, 2002                           2.00:1
          September 30, 2002                      2.00:1
          December 31, 2002                       1.75:1
          March 31,2003                           1.75:1

     Section 9. 10 MINIMUM INTEREST SERVICE COVERAGE RATIO. Borrower shall not permit its Interest Service Coverage Ratio, for each fiscal quarter ending on the dates set forth below, to be less than the ratios set forth opposite such fiscal quarters:

           Each Fiscal                          Interest Service
         Quarter Ending:                         Coverage Ratio
         ---------------                         --------------
          30 Jun 1998                             2.50 to 1
          30 Sep 1998                             2.50 to 1
          31 Dec 1998                             2.50 to 1
          31 Mar 1999                             2.50 to 1
          30 Jun 1999                             2.50 to 1
          30 Sep 1999                             2.50 to 1
          31 Dec 1999                             2.50 to 1
          31 Mar 2000                             2.50 to 1
          30 Jun 2000                             2.75 to 1
          30 Sep 2000                             2.75 to 1
          1 Dec  2000                             2.75 to 1
          31 Mar 2001                             2.75 to 1
          30 Jun 2001                             2.75 to 1
          30 Sep 2001                             2.75 to 1
          31 Dec 2001                             2.75 to 1
          31 Mar 2002                             2.75 to 1
          30 Jun 2002                             3.00 to 1
          30 Sep 2002                             3.00 to 1
          31 Dec 2002                             3.00 to 1
          31 Mar 2003                             3.00 to 1

     Section 9.11 FIXED CHARGE COVERAGE RATIO. Borrower shall not permit, for any quarterly fiscal period during the terms of the Notes, its Fixed Charge Coverage Ratio to be less that 1.25:1.

     Section 9.12 MAXIMUM SG&A. Borrower shall not permit its aggregate SG&A expenses, for the fiscal quarters set forth below, to exceed the maximum percentages of its Total Revenues set forth below:

          Fiscal Quarters Ending                  Maximum SG&A
          ----------------------                  ------------
          30 Jun 1998                             18%
          30 Sep 1998                             17%
          31 Dec 1998                             15%
          31 Mar 1999                             15%
          30 Jun 1999                             15%
          30 Sep 1999                             15%
          31 Dec 1999                             15%
          31 Mar 2000                             15%
          30 Jun 2000                             14%
          30 Sep 2000                             14%
          31 Dec 2000                             14%
          31 Mar 2001                             14%
          30 Jun 2001                             14%
          30 Sep 2001                             14%
          31 Dec 2001                             14%
          31 Mar 2002                             14%
          30 Jun 2002                             14%
          30 Sep 2002                             14%
          31 Dec 2002                             14%
          31 Mar 2003                             14%

     Section 9.13 ASSET ACQUISITIONS. Borrower shall not purchase or acquire from any Person any assets, properties (real, personal or intangible) (but not including Recurring Capital Expenditures in respect of Inventory) or capital shares, stock or equity interests of any kind (even if Borrower has available cash or borrowing capacity under the Revolving Credit Note) if more than Five Million Dollars ($5,000,000) of the consideration to be paid by Borrower for such acquisition is to be paid in cash at the time of acquisition or within twelve (12) months thereafter; subject, however, to maximum permitted acquisitions in cash of Ten Million Dollars ($10,000,000) in the aggregate in any fiscal year.

     Section 9.14 SUBSIDIARY. Borrower shall not activate, purchase any assets into or carry on or book any business in the name of the Subsidiary.

     Section 9.15 CALCULATION OF COVENANTS: RATIOS. All financial covenants and ratios of Borrower contained in this Article IX shall be calculated, computed and based upon the consolidated results of Guarantor's operations LESS (a) the results of Sunterra's operations, and (b) any other revenues and expenses of sources not derived from Guarantor, Borrower or Subsidiary.

     Section 9.16 PRU DEBT AMENDMENTS. Borrower and Guarantor will not amend or modify or permit the amendment or modification of the Pru Notes, the Subordinated Notes, the Prudential Guarantees or any other agreement or security instrument in connection with any of the Pru Debt.

                                      ARTICLE X

                                       DEFAULT

     Section 10.01 EVENTS OF DEFAULT. The occurrence of any one or more of the following events shall constitute an "Event of Default" hereunder (whether such occurrence shall be voluntary or involuntary or come about or be effected by operation of Law or otherwise):

                    (a) Borrower shall fail to timely make any payment or prepayment of principal under this Agreement or the Notes on the due date thereof or fail to pay, within five (5) days of the due date thereof, any interest due on the Notes, or fail to pay any other Obligations within ten
     (10) days after the same shall become due and payable (whether by extension, renewal, acceleration or otherwise); or

                    (b) Any representation or warranty of Borrower or Guarantor made herein or in any writing furnished in connection with or pursuant to any of the Loan Documents shall have been false or misleading in any material respect on the date when made and continues to have a material adverse effect on one or more of the Borrowers or their respective financial capacity or business operations; or

                    (c) Borrower or Guarantor shall fall to duly observe, perform or comply with any covenant, agreement or term (other than payment provisions which are governed by Section 10.01(a) hereof) contained in this Agreement or any of the Loan Documents and such default or breach shall have not been cured or remedied within the earlier of thirty (30) days after Borrower or Guarantor shall know (or should have known) of its occurrence or within twenty (20) days following receipt of notice thereof from the Administrative Agent; or

                    (d) Borrower or Guarantor shall default in the payment of principal or of interest on any other obligation for money borrowed or received as an advance (or any Capitalized Lease Obligation or obligation under any conditional sale or other title retention agreement, or any obligation issued or assumed as full or partial payment for property whether or not secured by purchase money Lien, or any obligation under notes payable or drafts accepted representing extensions of credit) in excess of $100,000 beyond any grace period provided with respect thereto or shall default in the performance of any other agreement, term or condition contained in any agreement under which such obligation is created (or if any other default under such agreement shall occur and be continuing beyond any period of grace provided with respect thereto) if the effect of such default is to cause the holder or holders of such obligation (or a trustee on behalf of such holder or holders) to accelerate the due date of such obligation prior to its scheduled date of maturity; or

                    (e) Any of the following: (i) Borrower, Subsidiary or Guarantor shall become insolvent or unable to pay its debts as they mature, make an assignment for the benefit of creditors or admit in writing its inability to pay its debts generally as they become due or fail generally to pay its debts as they mature; or (ii) an order for relief, judgment or decree is entered in respect of Borrower, Subsidiary or Guarantor under any bankruptcy, reorganization, compromise, arrangement, insolvency, dissolution, liquidation or similar law, whether now or hereinafter in effect; and such order, judgment or decree is not dismissed or discharged within sixty (60) days from the date of entry; or (iii) Borrower, Subsidiary or Guarantor shall petition or apply to any Tribunal for the appointment of a trustee, receiver, custodian or liquidator of Borrower, Subsidiary or Guarantor or of any substantial part of the assets of Borrower, Subsidiary or Guarantor, or shall commence any proceedings relating to Borrower, Subsidiary or Guarantor under any bankruptcy, reorganization, compromise, arrangement, insolvency, readjustment of debts, dissolution, or liquidation Law of any jurisdiction, whether now or hereafter in effect; or (iv) any such petition or application shall be filed, or any such proceedings shall be commenced, of a type described in subsection (iii) above, against either of Borrower, Subsidiary or Guarantor and either of Borrower, Subsidiary or Guarantor by any act shall indicate its approval thereof, consent thereto or acquiescence therein, or an order, judgment or decree shall be entered appointing any such trustee, receiver, custodian or liquidator, or approving the petition in any such proceedings, and such order, judgment or decree shall remain unstayed and in effect, if being vigorously contested, for more than sixty (60) days; or (v) any order, judgment or decree shall be entered in any proceedings against either Borrower, Subsidiary or Guarantor decreeing the dissolution of either Borrower, Subsidiary or Guarantor and such order, judgment or decree shall remain unstayed and in effect for more than sixty (60) days; or (vi) any order, judgment or decree shall be entered in any proceedings against Borrower, Subsidiary or Guarantor decreeing a split-up of either Borrower, Subsidiary or Guarantor, which requires the divestiture of a substantial part of the assets of either Borrower, Subsidiary or Guarantor, and such order, judgment or decree shall remain unstayed and in effect for more than sixty (60) days; or (vii) either Borrower, Subsidiary or Guarantor shall fail to make timely payment or deposit of any amount of Tax required to be withheld by either Borrower, Subsidiary or Guarantor and paid to or deposited to or to the credit of the United States of America pursuant to the provisions of the Internal Revenue Code of 1986, as amended, in respect of any and all wages and salaries paid to employees of either or both of Borrower, Subsidiary or Guarantor for a tax deposit amount in excess of $10,000; or

                    (f) Any final judgment or order or series of judgments or orders on the merits for the payment of money in an amount in excess of $250,000 shall be outstanding against either Borrower, Subsidiary or Guarantor, and such judgment shall remain unstayed pending appeal and in effect and unpaid for more than thirty (30) days, or within thirty (30) days after expiration of any such stay, such judgment(s) or order(s) are not discharged; or

                    (g) Any event with respect to a Plan, which causes or could cause the termination of such Plan, shall have occurred or Borrower withdraws from any Plan or Borrower gives notice of withdrawal or termination of such Plan and, within thirty (30) days after the occurrence thereof, (a) such event (if correctable) shall not have been corrected, and
     (b) the then present value of such Plants vested benefits exceeds the then current value of assets accumulated in such Plan by more than the amount of $250,000 (or in the case of a event involving the withdrawal of a "substantial employer" (as defined in Section 4001(a)(2) of ERISA), the withdrawing employer's proportionate share of such excess shall exceed such amount); or

                    (h) Either Borrower or Guarantor or any of their ERISA defined Affiliates as employer under a multiemployer plan shall have made a complete or partial withdrawal from such multiemployer plan and the plan sponsor of such multiemployer plan shall have notified such withdrawing employer that such employer has incurred a withdrawal liability in an aggregate amount exceeding $250,000; or

                    (i) Any Event of Default occurs (after the expiration of any applicable grace or curative period) under any of the Pru Notes, Subordinated Notes or any guaranty agreements in support of either the Pru Debt or Subordinated Debt; or

                    (j) This Agreement, any Note, or any other Loan Document shall cease to be in full force and effect or shall be declared null and void or the validity or enforceability thereof shall be contested or challenged by Borrower, Guarantor or any of their respective shareholders, or Borrower shall deny that it has any further liability or obligation under any of the Loan Documents; or

                    (k) Borrower or Guarantor shall fail to provide to Administrative Agent any report, statement, certificate or other information required under Section 8.02 hereof; or

                    (l) An Event of Default (as herein defined) shall have occurred under any of the Security Instruments; or

                    (m) Any material environmental damage or hazardous discharge occurs or is discovered with respect to the Louisiana Facility, any material part of the Collateral or other material properties owned or leased by Borrower or Guarantor, and Borrower or Administrative Agent is notified in writing by any regulatory agency supervising environmental matters that such damage or hazard exists and must be remedied, and such damage or hazard is not remedied within a period of thirty (30) days thereafter or, if less, within such period as may be required by such agency; or

                    (n) Any federal, state or local agency asserts or creates a lien upon the Louisiana Facility, any material portion of the Collateral or other material properties assets or equipment of Borrower or Guarantor by reason of the occurrence of a Hazardous Substances discharge or environmental complaint.

     Section 10.02 REMEDIES UPON DEFAULT. Upon the occurrence of an Event of Default, each Lender may, without notice, terminate its commitment to lend hereunder and Lenders holding Obligations exceeding sixty percent (60%) of all Obligations outstanding under the Aggregate Credit may request Administrative Agent to declare the Obligations or any part thereof to be immediately due and payable, and the same shall thereupon become immediately due and payable, without notice, demand, presentment, notice of dishonor, notice of acceleration, notice of intent to accelerate, notice of intent to demand, protest, or other formalities of any kind, all of which are hereby expressly waived by Borrower or Guarantor; PROVIDED, HOWEVER, that upon the occurrence of an Event of Default under Section 10.01(e) or Section 10.01(f), the commitment of each Lender to lend hereunder shall automatically terminate, and the Note and Obligations shall become immediately due and payable without notice, demand, presentment, notice of dishonor, notice of acceleration, notice of intent to accelerate, notice of intent to demand, protest, or other formalities of any kind, all of which are hereby expressly waived by Borrower. Upon the occurrence of any Event of Default, Administrative Agent, on behalf of Lenders, may exercise all rights and remedies available to it in law or in equity, under the Guarantee, Security Instruments, other Loan Documents, or otherwise. After Maturity or on failure of Borrower or Guarantor to make any principal or interest payment under the Note, the Agreement or any other Loan Document, the Loan shall bear interest at the Default Rate.

                                      ARTICLE XI

                                    MISCELLANEOUS

     Section 11.01 EXPENSES OF ADMINISTRATIVE AGENT. Borrower hereby agrees to pay Administrative Agent on demand: (a) all costs and expenses incurred by Administrative Agent in connection with the preparation, negotiation, and execution of this Agreement and the other Loan Documents and any and all amendments, modifications, renewals, extensions, and supplements thereof and the filing, recording of any mortgages and financing statements in connection with and the making of the Loans, including, without limitation, the fees and expenses of Administrative Agent's counsel and the Appraiser (b) the costs and expenses of the Appraiser in monitoring the Collateral and calculating and issuing the Notices of Borrowing Base and annual appraisal reports from time to time, (c) all costs and expenses incurred by Administrative Agent in connection with the enforcement of this Agreement or any other Loan Document, including, without limitation, the fees and expenses of Administrative Agent's legal counsel and Appraiser, and (d) all other costs and expenses incurred by Administrative Agent in connection with this Agreement or any other Loan Document, including, without limitation all costs, expenses, taxes, assessments, filing fees, and other charges levied by any governmental authority or otherwise payable in respect of this Agreement or any other Loan Document or in obtaining any audit in respect of the Collateral.

     Section 11.02  INDEMNIFICATION. BORROWER AND GUARANTOR HEREBY JOINTLY
AND SEVERALLY INDEMNIFY EACH LENDER AND THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, ATTORNEYS, AND AGENTS FROM, AND HOLDS EACH OF THEM HARMLESS AGAINST, ANY AND ALL LOSSES, LIABILITIES, CLAIMS, DAMAGES, COSTS, AND EXPENSES (INCLUDING ATTORNEYS' FEES) TO WHICH ANY OF THEM MAY BECOME SUBJECT WHICH ARISE FROM OR RELATE TO ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREBY OR FROM ANY INVESTIGATION, LITIGATION, OR OTHER PROCEEDING, INCLUDING, WITHOUT LIMITATION, ANY THREATENED INVESTIGATION, LITIGATION, OR OTHER PROCEEDING RELATING TO ANY OF THE FOREGOING (UNLESS CAUSED BY THE GROSS NEGLIGENCE OR WILFUL CONDUCT OF ADMINISTRATIVE AGENT OR ANY LENDER). WITHOUT LIMITING ANY PROVISION OF THIS AGREEMENT OR OF ANY OTHER LOAN DOCUMENT, IT IS THE EXPRESS INTENTION OF THE PARTIES HERETO THAT EACH PERSON TO BE INDEMNIFIED UNDER THIS SECTION 11.02 SHALL BE INDEMNIFIED FROM AND HELD HARMLESS AGAINST ANY AND ALL LOSSES, LIABILITIES, CLAIMS, DAMAGES, COSTS, AND EXPENSES (INCLUDING ATTORNEYS' FEES) ARISING OUT OF OR RESULTING FROM THE SOLE OR CONTRIBUTORY NEGLIGENCE OF THE PERSON TO BE INDEMNIFIED.
THE OBLIGATIONS OF BORROWER UNDER THIS SECTION 11.02 SHALL SURVIVE THE REPAYMENT OF THE NOTES.

     Section 11.03 RESTATEMENT. The delivery of each Notice of Borrowing, Letter of Credit application, statement, report and certificate to Administrative Agent pursuant to this Agreement shall by virtue of such delivery or request alone constitute a restatement of the representations and warranties contained in Article VI hereof on and as of the date of delivery or the date requested for the Advance, except that the representations and warranties contained in Section 6.02 shall in each instance be deemed to be made with respect to the financial statements most recently furnished to Administrative Agent pursuant to Section 6.02 or Section 8.01, as the case may be. Each such delivery or request shall also constitute a representation and warranty at the time of said delivery or on the date requested for the Advance that no Event of Default has occurred and is continuing and that no event or condition has occurred and is continuing that with notice or lapse of time or both would be an Event of Default.

     Section 11.04 NO WAIVER; CUMULATIVE REMEDIES. No failure on the part of Administrative Agent to exercise and no delay in exercising, and no course of dealing with respect to, any right, power, or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The rights and remedies provided for in this Agreement and the other Loan Documents are cumulative and not exclusive of any rights and remedies provided by law.

     Section 11.05 SUCCESSORS AND ASSIGNS. This Agreement is binding upon and shall inure to the benefit of Administrative Agent, Lenders and Borrower and their respective successors and assigns, except that Borrower may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of Administrative Agent.

     Section 11.06 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in this Agreement or any other Loan Document or in any document, statement, or certificate furnished in connection with this Agreement shall survive the execution and delivery of this Agreement and the other Loan Documents, and no investigation by Administrative Agent or any closing shall affect the representations and warranties or the right of Administrative Agent to rely upon them.

     Section 11.07 ENTIRE AGREEMENT; AMENDMENT. THIS WRITTEN LOAN AGREEMENT, THE SECURITY INSTRUMENTS, FEE LETTER AND LOAN DOCUMENTS BETWEEN BORROWER AND LENDERS CONCERNING THE TERMS OF THE LOANS AND FEES PAYABLE THEREUNDER REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. THE PROVISIONS OF THIS AGREEMENT, THE FEE LETTER AND THE OTHER LOAN DOCUMENTS TO WHICH BORROWER IS A PARTY MAY BE AMENDED OR WAIVED ONLY BY AN INSTRUMENT IN WRITING SIGNED BY THE PARTIES HERETO.

     Section 11.08 MAXIMUM INTEREST RATE. No provision of this Agreement, the Guarantee or of any other Loan Document shall require the payment or the collection of interest in excess of the maximum permitted by applicable law. If any excess of interest in such respect is hereby provided for, or shall be adjudicated to be so provided, in any Loan Document or otherwise in connection with this loan transaction, the provisions of this Section 11.08 shall govern and prevail and neither Borrower nor the sureties, guarantors, successors, or assigns of Borrower shall be obligated to pay the excess amount of such interest or any other excess sum paid for the use, forbearance, or detention of sums loaned pursuant hereto. In the event any Lender ever receives, collects, or applies as interest any such sum, such amount which would be in excess of the maximum amount permitted by applicable law shall be applied as a payment and reduction of the principal of the indebtedness evidenced by the Note; and, if the principal of the Note has been paid in full, any remaining excess shall forthwith be paid to Borrowers. In determining whether or not the interest paid or payable exceeds the Maximum Rate, Borrower and Administrative Agent and each Lender shall, to the extent permitted by applicable law (a) characterize any nonprincipal payment as an expense, fee, or premium rather than as interest,
(b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the entire contemplated term of the indebtedness evidenced by the Note so that interest for the entire term does not exceed the Maximum Rate. For purposes of current Texas law, the maximum interest rate permitted to be charged shall be the weekly rate ceiling from time to time in effect, as provided for and defined in Chapter
303 of the Texas Financial Code, as same may be amended from time to time. To the extent permitted by, and in accordance with, applicable law, Lender shall have the right to change the applicable rate ceiling from time to time.

     Section 11.09 NOTICES. Any notice, consent, or other communication required or permitted to be given under any of the Loan Documents to Administrative Agent or Borrower must be in writing and delivered in person or mailed by registered or certified mail, return receipt requested, postage prepaid, as follows:

     TO LENDER:          BANK OF SCOTLAND
                         New York branch
                         565 Fifth Avenue
                         New York, NY 10017
                         Attn: Annie Chin Tat
                         Title: Vice President
                         Telephone No.: (212) 450-0800
                         Telecopy No.:  (212) 557-9460

     WITH COPY TO:       BANK OF SCOTLAND
                         Representative Office
                         1750 Two Allen Center
                         1200 Smith Street
                         Houston, Texas 77002-4312
                         Attn: Rex McSwain
                         Title: Regional Director
                         Telephone No.: (713) 651-1870
                         Telecopy No.:  (713) 651-9714

     TO BORROWER:        OUACHITA ENERGY CORPORATION
                         2501 Cedar Springs Road
                         Dallas, Texas 75201
                         Attn: Jack Brannon
                         Title: Senior Vice President, Chief
                           Financial Officer
                         Telephone No.: (214) 953-9560
                         Telecopy No.:  (214) 953-9561

     TO GUARANTOR:       OEC COMPRESSION CORPORATION
                         2501 Cedar Springs Road
                         Dallas, Texas 75201
                         Attn: Jack Brannon
                         Title: Senior Vice President, Chief
                           Financial Officer
                         Telephone No.: (214) 953-9560
                         Telecopy No.:  (214) 953-9561


     WITH COPY (IN       SCHLANGER, MILLS, MAYER & GROSSBERG, L.L.P.
     THE CASE OF BOTH    5847 San Felipe, Suite 1700
     BORROWER AND        Houston, Texas  77057
     GUARANTOR)          Attn: Kyle Longhofer
                         Telephone No.:  (713) 785-8556
                         Telecopy No.:   (713) 785-2091

or such other address as shall be set forth in a notice in accordance with this
Section 11.09. Any such notice, consent, or other communication shall be deemed given when delivered in person or, if mailed, when duly deposited in the mail.

     Section 11.10 APPLICABLE LAW AND VENUE. THIS AGREEMENT SHALL BE GOVERNED BY, CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. THIS AGREEMENT HAS BEEN ENTERED INTO IN HARRIS COUNTY, TEXAS, AND IT SHALL BE PERFORMABLE FOR ALL PURPOSES IN HARRIS COUNTY, TEXAS. COURTS WITHIN THE STATE OF TEXAS SHALL HAVE NON-EXCLUSIVE JURISDICTION OVER ANY AND ALL DISPUTES BETWEEN BORROWER AND ADMINISTRATIVE AGENT OR LENDERS, WHETHER IN LAW OR EQUITY, INCLUDING, BUT NOT LIMITED TO, ANY AND ALL DISPUTES ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT; AND VENUE IN ANY SUCH DISPUTE WHETHER IN FEDERAL OR STATE COURT MAY BE LAID IN HARRIS COUNTY, TEXAS; PROVIDED ALWAYS THAT SUIT MAY BE BROUGHT IN THE COURTS OF ANY STATE OR PLACE WHERE BORROWER OR ANY OF ITS ASSETS MAY BE FOUND, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, BORROWER IRREVOCABLY SUBMITS TO EACH SUCH JURISDICTION. BORROWER AGREES THAT SERVICE OF ANY SUMMONS OR SUIT AGAINST IT UNDER THIS AGREEMENT AND THE LOAN DOCUMENTS MAY BE MADE IN ANY MANNER PROVIDED BY APPLICABLE LAW, INCLUDING BUT NOT LIMITED TO, REGISTERED MAIL TO OR PERSONAL SERVICE ON BORROWER AT THE ADDRESS SET FORTH IN
SECTION 11.09 HEREOF AND BORROWER HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO CONTEST SUCH PROPERLY CONDUCTED SERVICE. ANY FINAL JUDGMENT AGAINST BORROWER IN ANY SUCH ACTION SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN ANY JURISDICTION WHERE BORROWER'S ASSETS MAY BE

FOUND. BORROWER ACKNOWLEDGES THAT IT HAS READ THIS SECTION 11.10 AND HAS CONSULTED WITH ITS LEGAL ADVISOR WITH RESPECT HERETO AND VOLUNTARILY AGREES TO ITS PROVISIONS OF ITS OWN FREE WILL.

     Section 11.11 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     Section 11.12 SEVERABILITY. Any provision of this Agreement held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Agreement and the effect thereof shall be confined to the provision held to be invalid or illegal.

     Section 11.13 HEADINGS. The headings, captions, and arrangements used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

     Section 11.14 NON-APPLICATION OF CHAPTER 15 OF TEXAS CREDIT CODE. The provisions of Chapter 15 of the Texas Credit Code (Vernon's Texas Civil Statutes, Article 5069-15) are specifically declared by the parties hereto not to be applicable to this Agreement or any of the other Loan Documents or to the transactions contemplated hereby.

     Section 11.15 PARTICIPATIONS. Each Lender shall have the right at any time and from time to time to grant participations in the Notes and any other Loan Documents. Each actual or proposed participant shall be entitled to receive all information received by each Lender regarding the credit worthiness of Borrower, including, without limitation, information required to be disclosed to a participant pursuant to Banking Circular 181 (Rev., August 2, 1984), issued by the Comptroller of the Currency (whether the actual or proposed participant is subject to the circular or not).

     Section 11.16 CONSTRUCTION. Borrower and each Lender acknowledge that each of them has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review this Agreement and the other Loan Documents with its legal counsel and that this Agreement and the other Loan Documents shall be construed as if jointly drafted by Borrower and each Lender.

     Section 11.17 ENVIRONMENTAL INDEMNITY. BORROWER AND GUARANTOR HEREBY INDEMNIFY EACH LENDER AND THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES AND AGENTS FROM AND HOLD EACH OF THEM HARMLESS AGAINST, ANY AND ALL LOSSES, LIABILITIES, CLAIMS, DAMAGES, COSTS AND EXPENSES TO WHICH ANY OF THEM MAY BECOME SUBJECT, INSOFAR AS SUCH LOSSES, LIABILITIES, CLAIMS, DAMAGES, COSTS AND EXPENSES ARISE FROM OR RELATE TO THE LOAN, ANY DOCUMENTS PREPARED IN
CONNECTION THEREWITH OR THE COLLATERAL, EXCEPT THAT

WHICH MAY ARISE OUT OF THE (A) GROSS NEGLIGENCE OR WILLFUL ACT OR OMISSION OF ANY LENDER, OR (B) ANY ACTION OF ADMINISTRATIVE AGENT OR ANY LENDER AFTER ADMINISTRATIVE AGENT OR ANY LENDER TAKES POSSESSION OF ANY COLLATERAL OR OTHER ASSETS OR PROPERTY OF BORROWER WHETHER BY FORECLOSURE, DEED IN LIEU OF FORECLOSURE, RECEIVERSHIP OR OTHER CREDITOR'S REMEDY. WITHOUT LIMITING THE SCOPE OF THIS INDEMNIFICATION PROVISION, BORROWER AND GUARANTOR SHALL, JOINTLY AND SEVERALLY, SPECIFICALLY INDEMNIFY ADMINISTRATIVE AGENT AND EACH LENDER FOR ANY LOSSES, LIABILITIES, CLAIMS, DAMAGES, COSTS AND EXPENSES RELATING TO OR ARISING UNDER ANY ENVIRONMENTAL LAW, INCLUDING, WITHOUT LIMITATION, THE RESOURCE CONSERVATION AND RECOVERY ACT OF 1976, 42 U.S.C.
SECTION 6901 ET. SEQ., AS AMENDED, THE COMPREHENSIVE ENVIRONMENTAL RESPONSE, COMPENSATION AND LIABILITY ACT OF 1980, 42 U.S.C. SECTIONS 9601-9657, AS AMENDED BY THE SUPERFUND AMENDMENTS AND REAUTHORIZATION ACT OF 1986, THE HAZARDOUS MATERIALS TRANSPORTATION ACT, 49 U.S.C. SECTION 6901, ET. SEQ., THE FEDERAL WATER POLLUTION CONTROL ACT, 33 U.S.C. SECTION 1251 ET. SEQ., THE CLEAN AIR ACT, 42 U.S.C. SECTION 741 ET. SEQ., THE CLEAN WATER ACT, 33 U.S.C.
SECTION 7401, ET. SEQ., THE TOXIC SUBSTANCES CONTROL ACT, 15 U.S.C. SECTIONS 2601-2629, THE SAFE DRINKING WATER ACT, 42 U.S.C. SECTIONS 300F-300J AND ALL SIMILAR FEDERAL, STATE AND LOCAL STATUTES, ORDINANCES AND THE REGULATIONS, ORDERS AND DECREES PROMULGATED THEREUNDER.

     Section 11.18 ALL RIGHTS CUMULATIVE. The rights and remedies of Administrative Agent, and each under this Agreement, the Note and the Security Instruments shall be cumulative and the exercise, or partial exercise of any such right or remedy shall not preclude the exercise of any other right or remedy.

     Section 11.19 AMENDMENT AND RESTATEMENT. It is the intention and agreement of Borrower and Lenders that this Agreement amends, extends, renews and restates (but does not release, or extinguish and is not in novation of) the BOK Credit and all documents executed by Borrower and Guarantor in connection with the BOK Credit, with the intention and agreement that all indebtedness, obligations, liens and security interests relate back and continue to run, without lapse, from the effective date of the BOK Credit and the date of attachment and perfection of the BOK Collateral.

                                     ARTICLE XII

                              ADDITIONAL LOAN PROCEDURES

     Section 12. ADDITIONAL LOAN PROCEDURES. In the event Additional Loans are made pursuant to the provisions of Section 2.03, Lenders, Borrower and Guarantor agree the following procedures shall apply:

     Section 12.01 LENDER'S OBLIGATION. ADMINISTRATIVE AGENT HAS NO OBLIGATION, AND HAS ISSUED NO COMMITMENT, TO INCREASE ITS OBLIGATION UNDER THIS AGREEMENT TO MAKE LOANS OR EXTEND CREDIT TO BORROWER IN EXCESS OF THE INITIAL LOAN.

     Section 12.02 ADDITIONAL LENDERS. Each Additional Lender agreeing to make Additional Loans under this Agreement shall execute an Addendum to this Agreement substantially in the form of EXHIBIT 12.02 attached hereto, whereby it agrees to be bound by the terms and provisions of this Agreement and other Loan Documents executed in connection herewith.

     Section 12.03 ADMINISTRATIVE AGENT. By executing this Agreement and the Addendum, each Lender appoints and authorizes Administrative Agent to act for the Lenders as Administrative Agent, on their behalf, in connection with the Loans, Collateral, and other transactions contemplated by this Agreement and the other Loan Documents, on the terms set forth hereunder. Borrower and Lenders each agree that, in its role as Administrative Agent, Administrative Agent is acting for the account of Lender to the extent of the Initial Loan and each Lender's Maximum Commitment and for the account of each Lender to the extent of each Lender's percentage interest in the Loans ("Percentage Interests"). All actions taken by the Administrative Agent in connection with the enforcement of the Security Instruments, or the exercise of any remedies (other than Lender's rights of setoff which are provided in this Agreement and in any other Loan Document) in respect of the Loans and the Obligations shall be taken by the Administrative Agent on behalf of each Lender in accordance with the provisions hereof and of the Intercreditor Agreement.

     Section 12.04 BORROWER TO PAY ADMINISTRATIVE AGENT. Borrower shall be fully protected in making all payments in respect of the Loans to the Administrative Agent, in relying upon consents, modifications and amendments executed by the Administrative Agent purportedly on the Lenders' behalf, and in dealing with the Administrative Agent as herein provided.

     Section 12.05 RESIGNATION OF ADMINISTRATIVE AGENT; ADMINISTRATIVE AGENT'S EXPENSES.

                    (a) RESIGNATION OF ADMINISTRATIVE AGENT. The Administrative Agent or any successor Agent may resign as Administrative Agent at any time by giving thirty (30) days' prior written or telegraphic notice to Borrower and the other Lenders. In the event of such resignation, a successor Administrative Agent may then be appointed by the Lenders holding at least seventy-five percent (75%) Percentage Interests in the Loans.

                    (b) ADMINISTRATIVE AGENT'S EXPENSES. Each Lender agrees to reimburse the Administrative Agent, to the extent of such Lender's Percentage Interest hereunder at the time such expenses are incurred, for all reasonable out-of-pocket expenses (including attorneys' fees) incurred by the Administrative Agent hereunder or in connection herewith or in enforcing the obligations of Borrower or the Guarantor hereunder and for which the Administrative Agent is not reimbursed by Borrower. Administrative Agent shall not be required to take any action hereunder or to prosecute or defend any suit in respect of this Agreement or other Loan Documents, unless indemnified to its satisfaction by the Lenders' against loss, cost, liability and expenses. If any indemnity furnished to the Administrative Agent shall become impaired, it may call for additional indemnity and cease to do the acts indemnified against until such additional indemnity is given.

     Section 12.06  LENDER OPERATIONS FOR ADVANCES; LETTERS OF CREDIT.

                    (a) ADVANCES. On the Borrowing Date for each Loan, each Lender shall advance to the Administrative Agent in immediately available funds such Lender's Percentage Interest in the portion of the Loan advanced on such Borrowing Date prior to 11:00 A.M. (New York time). If such funds are not received at such time, the Administrative Agent is not obligated or authorized to make such Advance for the account of any Lender which failed to fund its portion of the requested Advance. Each Lender is severally obligated to Borrower for its agreed Loans up to its Maximum Commitment.

                    (b) LETTERS OF CREDIT. Each of the Lenders authorizes and requests Administrative Agent to issue the Letters of Credit provided for in Section 2.02 and agrees to purchase a participation in each of such Letters of Credit in an amount equal to its Percentage Interest in the amount of each such Letter of Credit. Promptly upon Administrative Agent's request, each Lender shall reimburse Administrative Agent in immediately available funds for such Lender's Percentage Interest in the amount of all obligations to third parties incurred by the Lender in respect of each Letter of Credit and each draft accepted and paid under a Letter of Credit. Administrative Agent will notify each Lender of the issuance of each Letter of Credit, the amount and date of payment of any draft drawn or accepted under a Letter of Credit and in connection with the payment of any such draft, the amount thereof which was added to the Loans.

                    (c) ADMINISTRATIVE AGENT TO ALLOCATE PAYMENTS. All payments of principal and interest in respect of Advances made pursuant to this Agreement, Fees, and other fees, expenses and costs under this Agreement shall be made by the Borrower to the Administrative Agent. The Percentage Interest of each Lender in the above payments shall be credited to such Lender by the Administrative Agent in immediately available funds in such manner that the principal amount of the Loans, interest and Fees shall be paid proportionately in accordance with Lender's respective Percentage Interests in such Loans, except (i) in the case of Letter of Credit Fees, Lenders agree Administrative Agent shall be entitled to retain for its own account one quarter of one percent (0.25%) per annum of such fee as issuer of each such Letter of Credit (as provided in Section 3.03(b) above), and (ii) as otherwise provided in this Agreement.

                    (d) LENDERS' OBLIGATIONS. The obligations of Administrative Agent and all Lenders under this Agreement and other Loan Documents are several and not joint and none of the Administrative Agent or Lenders (other than a defaulting Lender) shall be responsible for any failure by any Lender to meet all or any of its obligations under this Agreement or other Loan Documents nor shall any such failure relieve Borrower or the remaining Lenders of their respective obligations under this Agreement and other Loan documents. Further, nothing contained in this Agreement or other Loan Documents and no action taken by Administrative Agent and the Lenders pursuant to this Agreement or other Loan Documents shall be deemed to constitute Administrative Agent and the Lenders a partnership, association, joint venture or other entity.

                    (e) SHARE OF PAYMENTS, ETC. All interest and principal payments and costs on the Loans and any sum realized upon any Collateral, are to be divided PRO RATA among each Lender by the Administrative Agent in accordance with their Percentage Interests in the Loans. To the extent any Lender has paid its Percentage Interest of any Letter of Credit pursuant to the provisions of Sections 2.02 and Article VII, Administrative Agent shall pay to each such Lender its Percentage Interest of the Letter of Credit Fee received by Administrative Agent with respect to the issuance of such Letter of Credit except as provided in Section 12.06(c) above. In addition, Lender shall pay to each Lender its PRO RATA share, with Administrative Agent, of all Commitment Fees received by Lender from Borrower. Additional Lenders shall not share in any Fees due to Administrative Agent under the Fee Letter, which shall all belong absolutely to Administrative Agent. Likewise, each Lender agrees that any sums paid to Administrative Agent by Guarantor pursuant to the provisions of the Guarantee shall be shared PRO RATA among the Lenders.

                    (f) DELINQUENT LENDERS; NONPERFORMING LENDERS. In the event that any Lender fails to fund the Administrative Agent, pursuant to Section 12.06(a), for the Percentage Interest of such Lender's Loans pursuant hereto, Advances due from the delinquent Lender to the Administrative Agent for Advances owed to the Borrower shall not be funded by Administrative Agent.

     Section 12.07 SETOFF. Subject to the provisions of Section 12.06(e) above and the provisions of the Intercreditor Agreement, which shall receive payment of or on account of all or part of its share of the Loans through the exercise of any right of collection, setoff, counterclaim, banker's lien, or secured claim under any bankruptcy statute in a greater proportion than the proportionate amount of principal, interest, Fees or other costs or expenses due it under this Agreement and the other Loan Documents shall immediately pay to the others their various PRO RATA interests of the Loans of all amounts received in any such setoff so that all recoveries of principal and interest shall be shared by Lenders in accordance with their PRO RATA interests in the Loans. All sums received by Lenders through the exercise of any right of collection, setoff, counterclaim, banker's lien, or secured claim under any bankruptcy statute shall be paid to the Administrative Agent for distribution to Lenders under this Agreement, the Intercreditor Agreement and other Loan Documents.

     Section 12.08 COPIES OF INFORMATION. Administrative Agent will forward to all Lenders copies of all material information received by Administrative Agent under the provisions of this Agreement and any instrument or agreement required hereunder.

     Section 12.09 NOTICES IN WRITING. Upon receipt by Administrative Agent from Borrower of any communication calling for an action on the part of Lenders, or upon notice to Administrative Agent of any Event of Default, it will in turn immediately inform the Lenders in writing of the nature of such communication or of the Event of Default, as the case may be.

     Section 12.10 ADMINISTRATIVE AGENT'S ACTIONS BINDING. Upon any occasion requiring or permitting an approval, consent, waiver, election or other action on the part of Lenders, action shall be taken by the Administrative Agent for and on behalf of or for the benefit of all Lenders upon the direction of Lenders, and any such action shall be binding on all Lenders. No amendment, modification, consent or waiver shall be effective which (a) increases the amount of the Aggregate Credit or changes the commitment of any Lender, (b) reduces interest, principal or any fee owing hereunder, (c) extends the fixed date on which any sum is due hereunder, (d) releases any Collateral or the Guarantee, or (e) amends the provisions of this Article, unless all Lenders agree in writing thereto.

     Section 12.11 ADMINISTRATIVE AGENT'S LIABILITY. ADMINISTRATIVE AGENT SHALL NOT BE LIABLE OR FOR ANYTHING WHATSOEVER IN CONNECTION WITH THIS AGREEMENT, ANY OTHER LOAN DOCUMENTS, OR ANY INSTRUMENT OR AGREEMENT REQUIRED HEREUNDER, INCLUDING RESPONSIBILITY IN RESPECT TO THE EXECUTION, CONSTRUCTION OR ENFORCEMENT OF THIS AGREEMENT, ANY OTHER LOAN DOCUMENTS OR ANY SUCH INSTRUMENT OR AGREEMENT, EXCEPT FOR ITS WILLFUL MISCONDUCT OR GROSS NEGLIGENCE, AND ADMINISTRATIVE AGENT SHALL HAVE NO DUTIES OR OBLIGATIONS OTHER THAN AS PROVIDED HEREIN AND THEREIN. ADMINISTRATIVE AGENT SHALL BE ENTITLED TO RELY ON ANY OPINION OF COUNSEL (INCLUDING COUNSEL FOR BORROWER AND GUARANTOR) IN RELATION TO THIS AGREEMENT, THE LOAN DOCUMENTS AND ANY INSTRUMENT OR AGREEMENT REQUIRED HEREUNDER, AND UPON STATEMENTS AND COMMUNICATIONS RECEIVED FROM BORROWER, OR FROM ANY OTHER PERSON, BELIEVED BY IT TO BE AUTHENTIC, AND SHALL NOT BE

LIABLE FOR ANY ACTION TAKEN OR OMITTED IN GOOD FAITH ON SUCH RELIANCE.

     Section 12.12 INDEMNITY. EACH LENDER AGREES TO INDEMNIFY ADMINISTRATIVE AGENT (TO THE EXTENT NOT REIMBURSED BY BORROWER), RATABLY ACCORDING TO ITS PROPORTIONATE INTEREST IN THE LOANS, FROM AND AGAINST ANY AND ALL LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, COSTS, EXPENSES OR DISBURSEMENTS OF ANY KIND OR NATURE WHATSOEVER WHICH MAY BE IMPOSED ON, INCURRED BY OR ASSERTED AGAINST ADMINISTRATIVE AGENT IN ANY WAY RELATING TO OR ARISING OUT OF THIS AGREEMENT, THE LOAN DOCUMENTS OR ANY INSTRUMENT OR AGREEMENT REQUIRED HEREUNDER OR ANY ACTION TAKEN OR OMITTED BY ADMINISTRATIVE AGENT UNDER THIS AGREEMENT, THE LOAN DOCUMENTS OR ANY SUCH INSTRUMENT OR AGREEMENT.

     Section 12.13 ADMINISTRATIVE AGENT'S RIGHTS AS LENDER. Administrative Agent shall have all rights and powers hereunder given to Lenders in Administrative Agent's capacity as a Lender hereunder and may exercise the same as though it were not Administrative Agent; and, unless the context otherwise requires, Administrative Agent shall be treated in its individual capacity as though it were not the Administrative Agent hereunder. Administrative Agent and its subsidiaries and affiliates may accept deposits from, lend money to, and generally engage in any kind of banking, trust or other business with Borrower or Guarantor or any of their respective subsidiaries or affiliates as if it were not Administrative Agent hereunder.

     Section 12.14 RELIANCE; TAX STATUS. Administrative Agent may deem and treat each Lender as the owner of such Lender's portion of the Loans for all purposes hereof unless and until a written notice of the assignment or transfer thereof executed by such Lender shall have been received by Administrative Agent. At the request of Administrative Agent, each Lender (and assignee thereof) agrees to promptly furnish Administrative Agent with any and all withholding tax exemption forms and certificates as Administrative Agent may reasonably request.

     Section 12.15 INDEPENDENT INVESTIGATIONS. By executing the Addendum, each Lender represents that it has made and agrees that it shall continue to make its own independent investigation of the financial condition and affairs of Borrower and the Guarantor and its own appraisal of the creditworthiness of Borrower and the Guarantor in connection with the continuance of the Loans. Administrative Agent has no duty or responsibility, either initially or on a continuing basis, to provide any Lender with any credit or other information (other than obtained under the provisions of this Agreement and the Guarantee) with respect thereto, whether coming into its possession before the date hereof or at any time thereafter.

     Section 12.16 PARTICIPATIONS. As set forth in Section 11.15 above, Lenders may at any time sell, assign, grant participations in, or otherwise transfer to any other Person, firm or corporation all or part of the indebtedness of Borrower outstanding under this Agreement or any Note evidencing such indebtedness, or transfer it to a different lending branch of any such Lender. Borrower hereby acknowledges and agrees that any such disposition may give rise to a direct obligation of Borrower to such participating bank. In the case of the assignment of any Lender's portion of the Loan to any other Person, the assigning Lender shall pay to Administrative Agent a processing fee of Three Thousand Five Hundred Dollars ($3,500) on the effective date of such assignment. Borrower and Guarantor hereby authorize Administrative Agent, and each Lender and each such participant, in case of default by Borrower hereunder, to proceed directly, by right of setoff, banker's lien, or otherwise, against any assets of Borrower and the Guarantor which may at the time of such default be in the hands of such Administrative Agent, Lender or any such participant.

     Section 12.17 MAJORITY DECISION OF LENDERS. Any action or decision requiring the vote of Lenders hereunder, shall be taken on the majority vote of at least seventy-five percent (75%) of the Percentage Interests.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                              BORROWER:


                              OUACHITA ENERGY CORPORATION


                              By: /s/ Jack D. Brannon
                                  ---------------------------------
                              Name:  Jack D. Brannon
                              Title: Senior Vice President



                              GUARANTOR:


                              OEC COMPRESSION CORPORATION
                              (formerly called Equity Compression
                              Services Corporation)


                              By: /s/ Jack D. Brannon
                                  ---------------------------------
                              Name:  Jack D. Brannon
                              Title: Senior Vice President

                              ADMINISTRATIVE AGENT:

                              BANK OF SCOTLAND



                              By: /s/ Annie Chin Tat
                                  ---------------------------------
                              Name: Annie Chin Tat
                              Title: Vice President


                              LENDERS:

                              BANK OF SCOTLAND


                              By: /s/ Annie Chin Tat
                                  ---------------------------------
                              Name:  Annie Chin Tat
                              Title: Vice President

                                     EXHIBIT 1.48


                       RECORD OR BENEFICIAL OWNERS OF GUARANTOR


                              (Controlling Stockholders)


HACL, LTD:                                           Percentage Interest: 13.2%


     OWNERSHIP
     ---------
     Ray Davis
     Kelcy Warren
     Valhalla Limited Partnership
     Jon Stephenson
     BMB Capital (Richard Brannon, Managing Partner)
     Scott Heape
     Matthew Ramsey


ENERGY INVESTORS JOINT VENTURE:                      Percentage Interest: 13.6%


     OWNERSHIP
     ---------
     Lyda Hunt-Herbert Trusts - Douglas Herbert Hunt
     Lyda Hunt-Herbert Trusts - Barbara Ann Hunt
     Lyda Hunt-Herbert Trusts - Bruce William Hunt
     Lyda Hunt-Herbert Trusts - Lyda Bunker Hunt
     Lyda Hunt-Herbert Trusts - David Shelton Hunt
     R. Lacy
     Jim Finley
     Bryan Wagner
     Duer Wagner, Jr.
     Sklar & Phillips
     Jim Bryant
     Bob Devine
     Lynn Smith
     Bill Walton
     Jim Byrd
     Charles Williams
     Robert Merrill
     Tom Schoonover
     Gary Salmon
     Keith Lawyer

     DENNIS W. ESTIS:                                Percentage Interest: 17.8%

                                    EXHIBIT 1.115

                   LIST OF MAXIMUM COMMITMENTS/PERCENTAGE INTEREST


NAME OF LENDER           PERCENTAGE INTEREST      MAXIMUM COMMITMENT
--------------           -------------------      ------------------
Bank of Scotland         100%                     $40,000,000


                         TOTAL 100%               $40,000,000
                         ----------               -----------
                         ----------               -----------

                                   EXHIBIT 2.01(b)
                                REVOLVING CREDIT NOTE

$40,000,000                                                    March 30, 1998


     FOR VALUE RECEIVED, Ouachita Energy Corporation, a corporation organized and existing under the laws of the State of Delaware ("Borrower"), hereby promises to pay on or before March 31, 2000 to the order of Bank of Scotland, New York branch ("Lender"), the principal sum of the lesser of (a) up to a maximum of Forty Million Dollars ($40,000,000), or (b) Lender's Percentage Interest of the Borrowing Base (as such terms are defined in the Agreement referenced below) in effect from time to time, or such lesser sum as may be outstanding from time to time, in United States dollars and in immediately available funds, together with interest thereon at such rates, calculated in such manner and payable at such times as are specified in the said Agreement. All past due principal and interest shall bear interest at a rate equal to the lower of the Maximum Rate permitted by applicable law or the Default Rate.

     This Note is issued subject to the terms of a certain Amended and Restated Loan Agreement by and among Administrative Agent, on behalf of itself as Lender and certain other Lenders, Borrower and OEC Compression Corporation, as guarantor ("Guarantor"), dated as of March 30, 1998 ("Loan Agreement"), as same may be further amended from time to time (the Loan Agreement, being referred to herein as the "Agreement"). Capitalized terms used but not otherwise defined herein shall have the same respective meanings herein as in the Agreement.

     Payments of both principal and interest are to be made in immediately available funds, in lawful money of the United States of America, to Lender c/o its New York branch at 565 Fifth Avenue, New York, New York 10017 for the account of Lender pursuant to the terms of the Agreement, or such other place as Lender shall designate in writing to Borrower.

     If default is made in the payment of this Note and it is placed in the hands of an attorney for collection, or collected through bankruptcy proceedings, or if suit is brought on this Note, Borrower agrees to pay reasonable attorneys' fees and expenses in addition to all other amounts owing hereunder.

     Borrower acknowledges that the actual crediting of the amount of any Revolving Credit Loan or Advance under the Agreement to a bank account designated by Borrower or to such other place as may be requested by Borrower, shall, in the absence of manifest error, constitute conclusive evidence that such Advance was made and borrowed under the Agreement notwithstanding any unauthorized instructions received by Lender. Lender shall also attempt to record all Advances to and repayments made by Borrower on the Grid Schedule attached hereto, and Lender's records of Advances and Grid Schedule shall constitute, in the absence of manifest error, conclusive evidence of principal amounts outstanding and of Advances and repayments made under the Agreement and this Note at any time and from time to time, provided that the

                              Page 1 of a 3 Page Note
                                                                     ________
                                                                     Initials
failure of Lender to record on the Grid Schedule the type, date or amount of any Advance shall not affect the obligation of the Borrower to repay any amount actually advanced to Borrower, together with interest thereon in accordance with this Note and the Agreement.

     It is contemplated that by reason of prepayments hereunder there may be times when no indebtedness is owing under this Note; but notwithstanding such occurrence, this Note shall remain valid and in full force and effect as to (i) Advances made hereunder subsequent to each such occurrence, and (ii) other obligations and indebtedness of Borrower intended to be evidenced hereby.

     This Note is Lender's Revolving Credit Note provided for in, and is entitled to the benefits of, the Agreement and Security Instruments in support of such Agreement, as the same may from time to time be amended, which Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events, for certain default interest for late payments of principal and interest and also for prepayments on account of principal prior to the maturity hereof upon terms and conditions therein specified.

     Borrower and any and all endorsers, guarantors and sureties severally waive grace, demand, presentment for payment, notice of dishonor or default, notice of intention to accelerate and notice of acceleration, protest and notice of protest and diligence in collecting and bringing of suit against any party hereto, and agree to all renewals, extensions or partial payments hereon and to any release or substitution of security herefor, in whole or in part, with or without notice, before or after maturity.

     This Note shall be governed, construed and interpreted in accordance with the laws of the State of Texas.

     Anything in this Note or the Agreement notwithstanding, the Borrower shall never be required to pay any unearned interest on this Note or under the agreement and shall never be required to pay any interest in excess of the Maximum Rate of interest permitted by applicable law. Lender shall have all the rights and benefits hereunder concerning the computation, spreading and recapture of interest as is set out in the Agreement.

     This Note is given and executed in renewal, extension, amendment, modification and restatement, but not in discharge, novation, or extinguishment of, that certain Promissory Note (Bank Note) dated August 5, 1997, executed by Borrower, Guarantor, Sunterra Energy Corporation and Equity Compressors, Inc. and payable to the order of Bank of Oklahoma, National Association ("Bank Note") in the original principal amount of $40,000,000, which Bank Note was assigned to Administrative Agent on behalf of Lender on even date herewith. All liens and security interests securing payment of the Bank Note are hereby ratified, confined, renewed, extended and brought forward as security for the payment of this Note. Further it is the intention and agreement of Borrower that this Note and all liens attaching thereto should relate back to and carry the same perfection and priority date as of the Bank Note.

                              Page 2 of a 3 Page Note
                                                                     ________
                                                                     Initials

     THIS WRITTEN NOTE, THE LOAN AGREEMENT, THE SECURITY INSTRUMENTS, FEE LETTER AND LOAN DOCUMENTS BETWEEN BORROWER AND LENDER REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                              OUACHITA ENERGY CORPORATION


                              By:
                                   -----------------------------
                              Name:  Jack D. Brannon
                              Title: Senior Vice President

                              Page 3 of a 3 Page Note
                                                                     ________
                                                                     Initials

                           GRID SCHEDULE OF LOAN ADVANCES
                                    AND PAYMENT OF
                                PRINCIPAL AND INTEREST

-----------------------------------------------------------------------------------------
                                                          AMOUNT OF  AMOUNT OF
 DATE OF    AMOUNT    TYPE OF  INTEREST    RATE    DATE   PRINCIPAL   INTEREST  NOTATION
 ADVANCE   ADVANCED    LOAN      RATE     PERIOD   PAID     PAID        PAID     MADE BY
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

                Page 4 of a 3 Page Note            ________
                                                   Initials

                                   EXHIBIT 2.03(b)


                           ADDITIONAL REVOLVING CREDIT NOTE


$______________                                           _______________, 19__



     FOR VALUE RECEIVED, Ouachita Energy Corporation, a corporation organized and existing under the laws of the State of Delaware ("Borrower"), hereby promises to pay on or before March 31, 2000 to the order of ______________________________________ ("Lender"), the principal sum of the lesser of (a) up to a maximum of________________________ Dollars ($_______________), or (b) Lender's Percentage Interest of the Borrowing Base (as such terms are defined in the Agreement referenced below) in effect from time to time, or such lesser sum as may be outstanding from time to time, in United States dollars and in immediately available funds, together with interest thereon at such rates, calculated in such manner and payable at such times as are specified in the said Agreement. All past due principal and interest shall bear interest at a rate equal to the lower of the Maximum Rate permitted by applicable law or the Default Rate.

     This Note is issued subject to the terms of a certain Amended and Restated Loan Agreement by and among Administrative Agent, on behalf of itself and Lender, Borrower and OEC Compression Corporation, as guarantor ("Guarantor"), dated as of March 30, 1998 ("Loan Agreement"), as same may be further amended from time to time (the Loan Agreement, being referred to herein as the "Agreement"). Capitalized terms used but not otherwise defined herein shall have the same respective meanings herein as in the Agreement.

     Payments of both principal and interest are to be made in immediately available funds, in lawful money of the United States of America, to Lender at _____________________________ for the account of Lender pursuant to the terms of the Agreement, or such other place as Lender shall designate in writing to Borrower.

     If default is made in the payment of this Note and it is placed in the hands of an attorney for collection, or collected through bankruptcy proceedings, or if suit is brought on this Note, Borrower agrees to pay reasonable attorneys' fees and expenses in addition to all other amounts owing hereunder.

     Borrower acknowledges that the actual crediting of the amount of any Revolving Credit Loan or Advance under the Agreement to a bank account designated by Borrower or to such other place as may be requested by Borrower, shall, in the absence of manifest error, constitute conclusive evidence that such Advance was made and borrowed under the Agreement notwithstanding any unauthorized instructions received by Lender. Lender shall also attempt to record all Advances to and repayments made by Borrower on the Grid Schedule attached hereto, and Lender's records of Advances and Grid Schedule shall constitute, in the absence of manifest error, conclusive evidence of principal amounts outstanding and of Advances and repayments made under the Agreement and this Note at any time and from time to time, provided that the failure of Lender to record on the Grid Schedule the type, date or amount of any Advance shall not affect the obligation of the Borrower to repay any amount actually advanced to Borrower, together with interest thereon in accordance with this Note and the Agreement.

     It is contemplated that by reason of prepayments hereunder there may be times when no indebtedness is owing under this Note; but notwithstanding such occurrence, this Note shall remain valid and in full force and effect as to (i) Advances made hereunder subsequent to each such occurrence, and (ii) other obligations and indebtedness of Borrower intended to be evidenced hereby.

     This Note is Lender's Additional Revolving Credit Note provided for in, and is entitled to the benefits of, the Agreement and Security Instruments in support of such Agreement, as the same may from time to time be amended, which Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events, for certain default interest for late payments of principal and interest and also for prepayments on account of principal prior to the maturity hereof upon terms and conditions therein specified.

     Borrower and any and all endorsers, guarantors and sureties severally waive grace, demand, presentment for payment, notice of dishonor or default, notice of intention to accelerate and notice of acceleration, protest and notice of protest and diligence in collecting and bringing of suit against any party hereto, and agree to all renewals, extensions or partial payments hereon and to any release or substitution of security herefor, in whole or in part, with or without notice, before or after maturity.

     This Note shall be governed, construed and interpreted in accordance with the laws of the State of Texas.

     Anything in this Note or the Agreement notwithstanding, the Borrower shall never be required to pay any unearned interest on this Note or under the agreement and shall never be required to pay any interest in excess of the Maximum Rate of interest permitted by applicable law. Lender shall have all the rights and benefits hereunder concerning the computation, spreading and recapture of interest as is set out in the Agreement.

     This Note is one of the Notes (as defined in the Agreement) given and executed in renewal, extension, amendment, modification and restatement, but not in discharge, novation, or extinguishment of, that certain Promissory Note (Bank
Note) dated August 5, 1997, executed by Borrower, Guarantor, Sunterra Energy Corporation and Equity Compressors, Inc. and payable to the order of Bank of Oklahoma, National Association ("Bank Note") in the original principal amount of $40,000,000, which Bank Note was assigned to Administrative Agent on behalf of Lenders on March 30, 1998. All liens and security interests securing payment of the Bank Note are hereby ratified, confirmed, renewed, extended and brought forward as security for the payment of this Note. Further it is the intention and agreement of Borrower that this Note and all liens attaching thereto should relate back to and carry the same perfection and priority date as of the Bank Note.

     THIS WRITTEN NOTE, THE LOAN AGREEMENT, THE SECURITY INSTRUMENTS, FEE LETTER AND LOAN DOCUMENTS BETWEEN BORROWER AND LENDER REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


                              OUACHITA ENERGY CORPORATION




                              By:
                                  ------------------------------
                              Name:   Jack D. Brannon
                              Title:  Senior Vice President

                           GRID SCHEDULE OF LOAN ADVANCES
                                    AND PAYMENT OF
                                PRINCIPAL AND INTEREST

-----------------------------------------------------------------------------------------
                                                          AMOUNT OF  AMOUNT OF
 DATE OF    AMOUNT    TYPE OF  INTEREST    RATE    DATE   PRINCIPAL   INTEREST  NOTATION
 ADVANCE   ADVANCED    LOAN      RATE     PERIOD   PAID     PAID        PAID     MADE BY
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

                                   EXHIBIT 2.05(e)

                                      TERM NOTE


$_________                    New York, New York                 March 31, 2000



     FOR VALUE RECEIVED, the undersigned Ouachita Energy Corporation, a Delaware corporation, hereby promises to pay on or before March 31, 2003 to the order of Bank of Scotland, New York branch ("Lender"), the principal sum of $_____________________ in quarterly installments each equal to one-twenty-eighth (1/28th) of the principal amount thereof, commencing on June 30, 2000, and thereafter on the last Business Day of September, December, March and June of each year (the "Installment Dates"), to and including March 31, 2003 when the total unpaid balance will be due and payable; together with interest on the unpaid balance thereof, payable at the rates and on the dates specified in the Loan Agreement dated as of March 30, 1998, by and between the undersigned ("Borrower") and Lender, as amended (the "Agreement"). All past due principal and interest on this Note shall bear interest at a rate equal to the lesser of
(a) the Maximum Rate of interest permitted by applicable law, or (b) the Default Rate set forth in the Agreement.

     Capitalized terms used by not otherwise defined herein shall have the same respective meanings herein as in the Agreement.

     Payments of both principal and interest are to be made in immediately available funds in lawful money of the United States of America to Lender at its New York branch at 565 Fifth Avenue, New York, New York 10017, pursuant to the terms of the Agreement, or such other place as the Lender shall designate in writing to the Borrower.

     If default is made in the payment of this Note and it is placed in the hands of an attorney for collection, or collected through bankruptcy proceedings, or if suit is brought on this Note, the Borrower agrees to pay reasonable attorneys' fees and expenses in addition to all other amounts owing hereunder.

     This Note is one of the Term Notes provided for in, and is entitled to the benefits of, the Agreement, as the same may from time to time be amended, which Agreement, among other things, contains provisions for acceleration of the Maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the Maturity hereof upon terms and conditions therein specified, and to the effect that no provision of said Agreement or this Note shall require the payment or permit the collection of interest in excess of the Maximum Rate.

     The Borrower and any and all endorsers, guarantors and sureties severally waive grace, demand, presentment for payment, notice of dishonor or default, notice of intention to accelerate, protest and notice of protest and diligence in collecting and bringing of suit against any party hereto, and agree to all renewals, extensions or partial payments hereon and to any release or substitution of security herefor, in whole or in part, with or without notice, before or after Maturity.

     THIS WRITTEN NOTE, THE LOAN AGREEMENT, THE SECURITY INSTRUMENTS, FEE LETTER AND LOAN DOCUMENTS BETWEEN BORROWER AND LENDER REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.



Place of Execution:                     OUACHITA ENERGY CORPORATION

-------------------                     By:
                                            -------------------------------
                                        Name:  Jack D. Brannon
                                        Title: Senior Vice President

                                     EXHIBIT 6.05



                                LITIGATION & JUDGMENTS






                                         NONE







                                   EXHIBIT 8.01(d)



                              BORROWING BASE CERTIFICATE









[TO BE ADDED]

                                EXHIBIT 6.09 TO
                                LOAN AGREEMENT

                               DEBT OF BORROWER


1. Indebtedness to Prudential Insurance Company of America for the $5,000,000 Senior Term Note and the $15,000,000 Secured Senior Subordinated Note.

2. Capitalized Lease Obligations on Motor Vehicles in favor of GE Capital Corporation for a total of $480,000.

3. The following UCC financing statements in connection with the $40,000,000 debt to Bank of Oklahoma, National Association:

DEBTOR: OUACHITA ENERGY CORPORATION

---------------------------------------------------------------------------------
 FILING JURISDICTION        FINANCING STATEMENT    SECURED PARTY
                            INFORMATION
---------------------------------------------------------------------------------
 Ouachita Parish, LA        No. 37-68366 filed     Bank of Oklahoma, National
                            8/15/97                Association, as Collateral
                                                   Agent
---------------------------------------------------------------------------------
 Texas Secretary of         No. 97-172246 filed    Bank of Oklahoma, National
 State                      8/18/97                Association, as Collateral
                                                   Agent
---------------------------------------------------------------------------------
 Alabama Secretary of       No. 97-34693 filed     Bank of Oklahoma, National
 State                      8/19/97                Association, as Collateral
                                                   Agent
---------------------------------------------------------------------------------
 Arkansas Secretary of      No. 1090003 filed      Bank of Oklahoma, National
 State                      8/19/97                State Association, as
                                                   Collateral Agent
---------------------------------------------------------------------------------
 Kansas Secretary of        No. 2380359 filed      Bank of Oklahoma, National
 State                      8/19/97                Association, as Collateral
                                                   Agent
---------------------------------------------------------------------------------
 Mississippi Secretary      No. 1133598 filed      Bank of Oklahoma, National
 of State                   8/19/97                State Association, as
                                                   Collateral Agent
---------------------------------------------------------------------------------

                                       1

---------------------------------------------------------------------------------
 Oklahoma Secretary of      No. N03189 filed       Bank of Oklahoma, National
 State                      8/18/97                Association, as
                                                   Collateral Agent
---------------------------------------------------------------------------------


DEBTOR: EQUITY COMPRESSORS, INC.

---------------------------------------------------------------------------------
 FILING JURISDICTION           FINANCING STATEMENT      SECURED PARTY
                               INFORMATION
---------------------------------------------------------------------------------
 Vermilion Parish, LA          No. 57-930969 filed      Bank of Oklahoma,
                               6/18/93                  National Association
---------------------------------------------------------------------------------
 Ouachita Parish, LA           No. 37-68367 filed       Bank of Oklahoma,
                               8/15/97                  National Association,
                                                        as Collateral Agent
---------------------------------------------------------------------------------
 Oklahoma County, OK           No. N01838 filed         Bank of Oklahoma,
                               6/16/93                  National Association
---------------------------------------------------------------------------------
 Oklahoma County, OK           No. N03191 filed         Bank of Oklahoma,
                               8/18/97                  National Association,
                                                        as Collateral Agent
---------------------------------------------------------------------------------
 Alabama Secretary of State    No. 93-21704 filed       Bank of Oklahoma,
                               6/21/93                  National Association
---------------------------------------------------------------------------------
 Alabama Secretary of State    No. 97-34694 filed       Bank of Oklahoma,
                               8/19/97                  National Association,
                                                        as Collateral Agent
---------------------------------------------------------------------------------
 Texas Secretary of State      No. 93-118844 filed      Bank of Oklahoma,
                               8/18/93                  National Association
---------------------------------------------------------------------------------
 Texas Secretary of State      No. 97-172244 filed      Bank of Oklahoma,
                               8/18/97                  National Association,
                                                        as Collateral Agent
---------------------------------------------------------------------------------
 Kansas Secretary of State     No. 1920786 filed        Bank of Oklahoma,
                               6/17/93                  National Association
---------------------------------------------------------------------------------
 Kansas Secretary of State     No. 2380358 filed        Bank of Oklahoma,
                               8/19/97                  National Association,
                                                        as Collateral Agent
---------------------------------------------------------------------------------

                                       2

---------------------------------------------------------------------------------
 Arkansas Secretary of         No. 855334 filed         Bank of Oklahoma,
 State                         6/21/93                  National Association
---------------------------------------------------------------------------------
 Arkansas Secretary of         No. 1090002 filed        Bank of Oklahoma,
 State                         8/19/97                  National Association,
                                                        as Collateral Agent
---------------------------------------------------------------------------------
 Mississippi Secretary of      No. 01133593 filed       Bank of Oklahoma,
 State                         8/18/97                  National Association,
                                                        as Collateral
---------------------------------------------------------------------------------
 Mississippi Secretary of      No. 0722017 filed        Bank of Oklahoma,
 State                         6/17/93                  National Association
---------------------------------------------------------------------------------

4. Pursuant to a letter from Bank One, Louisiana dated July 30, 1997 wherein pay-off balances owed by Ouachita Energy Corporation, Ouachita Energy Partners, Ltd., and Ouachita Compression Group, L.L.C. were listed, the bank stated that once it received certified funds to pay off the debt, it would release the collateral held for the loans and execute UCC-3s. However, the following UCCs have not been released and are still of record:

------------------------------------------------------------------------------------------
 DEBTOR             SECURED PARTY             FINANCING STATEMENT    COLLATERAL (GENERAL
                                                                     DESCRIPTION)
------------------------------------------------------------------------------------------
 Ouachita Energy    Premier Bank,             Oklahoma County,       all equipment,
 Partners Ltd.      National Association      Oklahoma No. N03469    accounts, chattel
                    (now known as Bank One,   dated 8/13/91 and      paper, contract
                    Louisiana)                continued 6/10/96      rights and proceeds
------------------------------------------------------------------------------------------
 Ouachita Energy    Bank One, Louisiana       Kansas Sec. of         accounts, chattel
 Corporation                                  State No. 2267749      paper, contract
                                              dated 7/29/96          rights, general
                                                                     intangibles and
                                                                     products and
                                                                     proceeds
------------------------------------------------------------------------------------------
 Ouachita Energy    Bank One, Louisiana       Arkansas Sec. of       accounts, chattel
 Corporation                                  State No. 1029874      paper, contract
                                              dated 7/30/96          rights, general
                                                                     intangibles and
                                                                     products and
                                                                     proceeds
------------------------------------------------------------------------------------------

5. Pursuant to a letter from NationsBank dated August 4, 1997 advising that there was no outstanding debt owed by Equity Compression Services Corporation, Equity Compressors, Inc. or Sunterra, the bank stated that NationsBank Dallas was releasing all UCCs and liens. However, the following UCCs have not been released and are still of record:

--------------------------------------------------------------------------------------------
 DEBTOR                SECURED PARTY             FINANCING STATEMENT    COLLATERAL (GENERAL
                                                                        DESCRIPTION)
--------------------------------------------------------------------------------------------
 Equity Compressors,   Western National          Oklahoma County, OK    compressors leased
 Inc.                  Bank of Tulsa (now        No. N03403 filed       to Hawkins Oil &
                       NationsBank)              7/28/89 and            Gas & other
                                                 continued 6/6/94       lessees, insurance
                                                                        proceeds, rents...
--------------------------------------------------------------------------------------------
 Equity Compressors,   Western National          Oklahoma County, OK    compressors,
 Inc.                  Bank of Tulsa (now        No. N04642 filed       equipment, rents,
                       NationsBank) (this        11/13/90 and           chattel paper,
                       filing lapsed but the     continued 1/25/96      proceeds...
                       filing below was filed
                       to cover it)
--------------------------------------------------------------------------------------------
 Equity Compressors,   Bank IV Oklahoma          Oklahoma County, OK    compressors,
 Inc.                  N.A. (now NationsBank)    No. 004335 filed       equipment, rents,
                       (filing to cover the      1/25/96                chattel paper,
                       above UCC)                                       proceeds...
--------------------------------------------------------------------------------------------
 Equity Compressors,   Western National          Oklahoma County, OK    compressors, rights
 Inc.                  Bank of Tulsa (now        No. N01890 filed       in leases of
                       NationsBank)              4/26/90 and            compressors,
                                                 continued 4/12/95      rents...
--------------------------------------------------------------------------------------------
 Equity Compressors,   Western National          Oklahoma County, OK    accounts (H&H
 Inc.                  Bank                      No. 010176 filed       Compressors, Smith
                                                 3/1/95                 Salvage Equip.,
                                                                        Compression
                                                                        Components Corp.)
--------------------------------------------------------------------------------------------

                                       4

--------------------------------------------------------------------------------------------
 Equity Compressors,   Western National          Oklahoma County, OK    interest in
 Inc.                  Bank of Tulsa (now        No. N01642 filed       Installment Sales
                       NationsBank)              6/1/93                 Contract and
                                                                        Security Agreement
                                                                        of 4/29/93 with
                                                                        Stalwart Energy
                                                                        Company covering
                                                                        compressors and
                                                                        equipment
--------------------------------------------------------------------------------------------
 Equity Compressors,   Western National          OK County, OK No.      compressors, right
 Inc.                  Bank of Tulsa (now        1557263 filed          under lease
                       NationsBank)              4/30/90 and            agreements, rents
                                                 continued 4/19/95      ...
--------------------------------------------------------------------------------------------
 Equity Compressors,   Western National          OK County, OK No.      compressors leased
 Inc.                  Bank of Tulsa (now        2049842 filed          to Hawkins Oil &
                       NationsBank)              8/8/94                 Gas & other
                                                                        lessees, insurance
                                                                        proceeds, rents...
--------------------------------------------------------------------------------------------
 Equity Compressors,   Western National          Arkansas Secretary     compressors, rights
 Inc.                  Bank of Tulsa (now        of State No. 708056    under lease
                       NationsBank)              filed 4/30/90 and      agreements, rents
                                                 continued 4/26/95      ...
--------------------------------------------------------------------------------------------
 Equity Compressors,   Western National          Arkansas Secretary     compressors leased
 Inc.                  Bank of Tulsa (now        of State No. 917905    to Hawkins Oil &
                       NationsBank)              filed 8/9/94 (this     Gas & other
                                                 was filed to cover     lessees, insurance
                                                 a lapsed filing -      proceeds, rents...
                                                 number 0675066)
--------------------------------------------------------------------------------------------

6. In addition, the following are active UCC financing statements filed outside of the Bank of Oklahoma loan:

--------------------------------------------------------------------------------------------
 DEBTOR              SECURED PARTY           FINANCING               COLLATERAL (GENERAL
                                             STATEMENT               DESCRIPTION
--------------------------------------------------------------------------------------------
 Ouachita Energy     Lease Partners Inc.     Caddo Parish, LA        per lease #46507
 Corporation                                 No. 09-932415 filed     dated 10/5/95
                                             10/18/95                covering 1
                                                                     executive digital
                                                                     key system
--------------------------------------------------------------------------------------------
 Ouachita Energy     Gelco Corporation       Ouachita Parish, LA     forklift, diesel
 Corporation         dba GE Capital Fleet    No. 37-64283 filed      engine, mast with
                     Services                3/10/97                 sideshift, 48"
                                                                     racks, 4 speed
                                                                     power shuttle
                                                                     transmission and
                                                                     accounts
                                                                     receivable, general
                                                                     intangibles,
                                                                     insurance proceeds
--------------------------------------------------------------------------------------------

                              EXHIBIT 6.09(a) TO
                               LOAN AGREEMENT

                         DEBT AND LIENS OF GUARANTOR


1. Indebtedness to Prudential Insurance Company of America for the $5,000,000 Senior Term Note and the $15,000,000 Secured Senior Subordinated Note.


2. The following UCC financing statements in connection with the $40,000,000 debt to Bank of Oklahoma, National Association:


DEBTOR: EQUITY COMPRESSION SERVICES CORPORATION

--------------------------------------------------------------------------------------------
 FILING JURISDICTION          FINANCING STATEMENT      SECURED PARTY
                              INFORMATION
--------------------------------------------------------------------------------------------
 Oklahoma County, OK          No. N01960 filed         Bank of Oklahoma,
                              5/14/97                  National Association
--------------------------------------------------------------------------------------------
 Oklahoma County, OK          No. N03190 filed         Bank of Oklahoma,
                              8/18/97                  National Association,
                                                       as Collateral Agent
--------------------------------------------------------------------------------------------
 Texas Secretary of State     No. 97-101128 filed      Bank of Oklahoma,
                              5/15/97                  National Association
--------------------------------------------------------------------------------------------
 Texas Secretary of State     No. 97-172245 filed      Bank of Oklahoma,
                              8/18/97                  National Association,
                                                       as Collateral Agent
--------------------------------------------------------------------------------------------
 Arkansas Secretary of         No. 1074779 filed       Bank of Oklahoma,
 State                         5/15/97                 National Association
--------------------------------------------------------------------------------------------
 Arkansas Secretary of         No. 1090063 filed       Bank of Oklahoma,
 State                         8/19/97                 National Association,
                                                       as Collateral Agent
--------------------------------------------------------------------------------------------

3. The following UCC financing statements by Hawkins Energy Corporation (predecessor company to Equity Compression Services Corporation), as Debtor, are to be terminated:

--------------------------------------------------------------------------------
 FILING JURISDICTION           FINANCING STATEMENT      SECURED PARTY
                               INFORMATION
--------------------------------------------------------------------------------
 Texas Secretary of State      No. 90-00118246 filed    Western Nation Bank of
                               5/29/90 and continued    Tulsa and Glenn A.
                               4/14/95                  Elrod, Trustee
--------------------------------------------------------------------------------
 Texas Secretary of State
                               No. 93-00118843 filed    Bank of Oklahoma,
                               6/17/93                  National Association
--------------------------------------------------------------------------------
 Texas Secretary of State      No. 93-00124574          Bank of Oklahoma,
                                                        National Association
--------------------------------------------------------------------------------
 Texas Secretary of State      No. 94-00025948 filed    Kent A. Rhyne and
                               2/10/94                  Robert L. Humphrey
--------------------------------------------------------------------------------
 Alabama Secretary of State    No. 93-21703 filed       Bank of Oklahoma,
                               6/21/93                  National Association
--------------------------------------------------------------------------------
 Mississippi Secretary of      No. 00722018 filed       Bank of Oklahoma,
 State                         6/17/93                  National Association
--------------------------------------------------------------------------------
 Mississippi Secretary of      No. 00774918 filed       Kent A. Rhyne and
 State                         2/10/94                  Robert L. Humphrey
--------------------------------------------------------------------------------
 Vermilion Parish, Louisiana   No. 57-930967 filed      Bank of Oklahoma,
                               6/18/93                  National Association
--------------------------------------------------------------------------------
 Arkansas Secretary of State   No. 856394 filed         Bank of Oklahoma,
                               6/28/93                  National Association
--------------------------------------------------------------------------------
 Arkansas Secretary of State   No. 855332 filed         Bank of Oklahoma,
                               6/21/93                  National Association
--------------------------------------------------------------------------------
 Arkansas Secretary of State   No. 899322 filed         Bank of Oklahoma,
                               4/21/94                  National Association
--------------------------------------------------------------------------------
 Arkansas Secretary of State   No. 983089 filed         Bank of Oklahoma,
                               9/29/95                  National Association
--------------------------------------------------------------------------------
 Kansas Secretary of State     No. 1923560 filed        Bank of Oklahoma,
                               6/25/93                  National Association
--------------------------------------------------------------------------------

                                       2

--------------------------------------------------------------------------------
 Kansas Secretary of State     No. 2178784 filed        Bank of Oklahoma,
                               9/29/95                  National Association
--------------------------------------------------------------------------------
 Kansas Secretary of State     No. 1920787 filed        Bank of Oklahoma,
                               6/17/93                  National Association
--------------------------------------------------------------------------------
 Kansas Secretary of State     No. 2015109 filed        Bank of Oklahoma,
                               4/20/94                  National Association
--------------------------------------------------------------------------------
 Oklahoma Secretary of State   No. N01931 filed         Bank of Oklahoma,
                               6/24/93                  National Association
--------------------------------------------------------------------------------
 Oklahoma Secretary of State   No. N01839 filed         Bank of Oklahoma,
                               6/16/93                  National Association
--------------------------------------------------------------------------------
 Oklahoma Secretary of State   No. N01100 filed         Bank of Oklahoma,
                               4/19/94                  National Association
--------------------------------------------------------------------------------
 Oklahoma Secretary of State   No. N03407 filed         Bank of Oklahoma,
                               10/18/95                 National Association
--------------------------------------------------------------------------------
 Oklahoma Secretary of State   No. N00067 filed         Bank of Oklahoma,
                               1/6/95                   National Association
--------------------------------------------------------------------------------

                                 EXHIBIT 12.02


                          ADDENDUM TO LOAN AGREEMENT

                                                                         [Date]


     Re: Amended and Restated Loan Agreement dated as of March 30, 1998 by and among Bank of Scotland, New York branch ("BOS"), Ouachita Energy Corporation ("Borrower") and OEC Compression Corporation ("Guarantor) and BOS, as agent for itself and the other Lenders thereunder (the "Loan Agreement"); capitalized terms used herein and not otherwise defined herein shall have the meaning provided in the Loan Agreement.

Ladies and Gentlemen:

          We acknowledge that we have received a copy of the Loan Agreement, all Loan Documents executed by Borrower and Guarantor in connection therewith and the Intercreditor Agreement, in connection therewith, with Prudential Insurance Company of America (collectively, "Related Loan Documents"). We refer to Section 2.03 and Article XII of the Loan Agreement.

          Upon your receipt of this Addendum, we (a) shall have all the rights and benefits of a "Lender" under the Loan Agreement and Related Loan Documents as if we were an original signatory thereto, and (b) agree to be bound by the terms and conditions set forth in the Loan Agreement and Related Loan Documents and to be obligated thereunder as if we were an original signatory thereto.

          [WE HEREBY ADVISE YOU THAT WE HAVE SUCCEEDED TO [[______]% OF] THE INTEREST OF [BOS OR APPLICABLE ASSIGNEE] UNDER THE CREDIT AGREEMENT AND HAVE ASSUMED THE OBLIGATIONS OF [BOS OR APPLICABLE ASSIGNEE] THEREUNDER.]

          [WE HEREBY ADVISE YOU THAT WE HAVE SUCCEEDED TO [[______]% OF] THE INTEREST OF [ADDITIONAL LENDER] UNDER THE LOAN AGREEMENT AND HAVE ASSUMED THE OBLIGATIONS OF [APPLICABLE ADDITIONAL LENDER] THEREUNDER.]

          We hereby advise you of the following administrative details:

               Address: _________________________
               Facsimile: _______________________
               Telephone:________________________
               Attention: _______________________

               Title: ___________________________

     IN WITNESS WHEREOF, the undersigned has caused this Addendum to be duly executed by its proper officer thereunto duly authorized.


                                   [ADDITIONAL LENDER]



                                   By:
                                       ------------------------------
                                   Name:
                                       ------------------------------
                                   Title:
                                       ------------------------------

              FORM OF NOTICE OF BORROWING/NOTICE OF RATE CHANGE


                           ____________________, __

     OUACHITA ENERGY CORPORATION, a Delaware corporation ("Borrower"), pursuant to the Loan Agreement dated as of March 30, 1998 (together with all amendments or supplements thereto, the "Loan Agreement") among Borrower, OEC Compression Corporation and Bank of Scotland, as Administrative Agent and the lenders (the "Lenders") which are or become parties thereto, and such Lenders, hereby makes the requests indicated below (unless otherwise defined herein, capitalized terms are defined in the Credit Agreement):


[]   1.   NOTICE OF BORROWING:

          (a)  Aggregate amount of new Advance to be $______;

          (b)  Requested Borrowing Date is ____________, ____;

          (c)  $_______________ of such borrowings are to be Conforming Loans;

               (i) $_______________ of such Conforming Loan is to be at the Conforming LIBOR Rate.

               (ii) $_______________ of such Conforming Loan is to be at the
                    Conforming Prime Rate.

          (d)  $_______________ of such borrowings are to be Non-Conforming
               Loans;

               (i) $_______________ of such Non-Conforming Loan is to be at the Non-Conforming LIBOR Rate.

               (ii) $_______________ of such Non-Conforming Loan is to be at the
                    Non-Conforming Prime Rate.

          (e)  Length of Interest Period for LIBOR Based Loans is:

               one (1) []     three (3) []     six (6) [] months

[]   2.   NOTICE OF RATE CHANGE:

          [] (a)  REVOLVING LOANS:

                 (i) Principal amount to be converted to new rate (not less than $100,000).

                 (ii) Type of Loan and Change Requested:

                      [] Conforming

                         [] Convert from LIBOR to Prime

                         [] Convert from Prime to LIBOR
                            for one (1) [], three (3) [], or six (6) [] months

                       [] Non-Conforming

                          [] Convert from LIBOR to Prime

                          [] Convert from Prime to LIBOR

                          for one (1) [], three (3) [], or six (6) [] months

                 (iv) Effective Date of Rate Change ___________, ____.

          [] (b)  TERM LOAN:

               (i)   Portion of Principal to be Converted $_______________.

               (ii)  Change Requested:

                     [] Convert from Conforming LIBOR to Prime

                     [] Convert from Prime to Conforming LIBOR
                        for one (1) [], three (3) [], or six (6) [] months

               (iii) Effective Date of Rate Change ___________, ______.

     The undersigned certifies that he is the _______________ of Borrower, and that as such he is authorized to execute this certificate on behalf of Borrower. The undersigned further certifies, represents and warrants on behalf of Borrower that (i) all representations and warranties set forth in the Loan Agreement are true and correct in all material respects as of the date hereof, and (ii) Borrower is entitled to receive the requested Borrowing Rate Change under the terms and conditions of the Loan Agreement.

     DATED the ___ day of_________, 19___.


                              OUACHITA ENERGY CORPORATION



                              By:
                                  --------------------------------
                              Name:  Jack D. Brannon
                              Title: Senior Vice President

                                   BANK OF SCOTLAND
                                   New York branch
                                   565 Fifth Avenue
                                  New York, NY 10017

                                    March 30, 1998


OUACHITA ENERGY CORPORATION
2501 Cedar Springs Road
Dallas, Texas 75201

Gentlemen:

     We refer to the Amended and Restated Loan Agreement executed by you ("Borrower"), OEC Compression Corporation ("Guarantor", and Bank of Scotland, New York branch, acting as Administrative Agent ("Agent") for itself and certain other Lenders, dated as of March 30, 1998 ("Loan Agreement"). Capitalized terms used but not otherwise defined herein bear the respective meanings assigned to them in the Loan Agreement.

     In consideration of our agreeing to act as Agent under the Loan Agreement, and to extend Loans as a Lender thereunder to Borrower, Borrower agrees to pay Agent the following fees in connection with the Loans and the Agent's duties as Administrative Agent under the Loan Agreement:

     1.   CLOSING FEE.

          (a) INITIAL FEE. On the Closing Date set forth in the Loan Agreement, Borrower shall pay Agent a non-refundable fee of Five Hundred Thousand Dollars ($500,000).

          (b) ADDITIONAL FEES. Borrower shall also pay Agent a non-refundable fee equal to 0.875% of the amount of all Additional Loans which each Additional Lender commits to lend to Borrower, payable in one lump sum on the date each Additional Lender signs the Addendum to the Loan Agreement committing to make Additional Loans.

     2. MANAGEMENT FEE. Annual Management Fees during the term of the Loans, payable in four (4) quarterly installments in advance, as follows:

          (a) ANNUAL FEES. For all Additional Lenders making Additional Loans under the Loan Agreement, Agent shall receive (i) an annual Management Fee of Ten Thousand Dollars ($10,000) for the first such Additional Lender

March 30, 1998
Page 2

               (payable in quarterly installments in advance), and (ii) for the second Additional Lender, an additional annual Management Fee of Five Thousand Dollars ($5,000) (payable in quarterly installments in advance).

          (b) FEES EARNED. The Management Fees shall be deemed fully earned in advance on the date Additional Lenders commit to Loans. However, for the convenience of Borrower all Management Fees are being spread out, quarterly, over the life of the Loans.

          (c) PAYMENT. The first quarterly installment of $2,500 for Management Fees shall be due and payable on the closing date of the first such Additional Lender's commitment for Additional Loans, with subsequent installments of $2,500 each being due and payable on the last Business Day of each March, June, September and December thereafter. Additional Management Fees for the second Additional Lender, shall be due and payable in the same manner as set forth in the first sentence of this Section 2(c).

     3. PLACE OF PAYMENT. All Fees set out in this Fee Letter shall be payable by Borrower to Agent in immediately available funds at the Lending Office described in the Loan Agreement. Agent shall have full power and authority to make Advances for the payment of any unpaid Management Fees in the manner set forth in Section 2.06(e) of the Loan Agreement.

     4.   MISCELLANEOUS.

          (a) This Fee Letter is the Fee Letter referenced and described in the Loan Agreement and its execution, and the payment of all Fees due hereunder, is a condition precedent to the Loans to be made thereunder.

          (b) Borrower acknowledges that failure to pay any Fees due hereunder shall constitute an Event of Default under the Loan Agreement.

          (c) This Fee Letter shall be governed, construed and interpreted under the laws of the State of Texas and shall be entitled to all of the protections and limitations (including, but not limited to, Borrower's submission to jurisdiction and usury law limitations) set forth in the Loan Agreement.

          (d) THIS FEE LETTER CONSTITUTES THE FINAL AGREEMENT OF THE PARTIES WITH REGARD TO THE FEES DESCRIBED HEREIN (WHICH FEES ARE IN ADDITION TO AND SEPARATE FROM BORROWER'S OBLIGATIONS TO PAY OTHER FEES UNDER THE

March 30, 1998
Page 3

                    PROVISIONS OF THE LOAN AGREEMENT) AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES PERTAINING HERETO.

     If you are in agreement with the provisions of this Fee Letter, please execute an original of this letter in the space provided below and return an executed original to Agent.

                         Yours truly,


                         BANK OF SCOTLAND, NEW YORK BRANCH



                                   By:
                                       --------------------------
                                   Name:   Annie Chin Tat
                                   Title:  Vice President


We agree to pay the Fees
set out in this Fee Letter.


AGREED:

OUACHITA ENERGY CORPORATION OEC COMPRESSION CORPORATION, GUARANTOR


By:                                   By:
    ----------------------------          ----------------------------
    Name:  Jack D. Brannon                Name:  Jack D. Brannon
    Title: Senior Vice President          Title: Senior Vice President



DATED:  March 30, 1998

                    ASSIGNMENT AND ACCEPTANCE OF NOTE, LIENS
                           AND RELATED LOAN DOCUMENTS

     FOR AND IN CONSIDERATION of payment by Bank of Scotland, New York branch, for itself and certain other lenders, (hereinafter sometimes called "Assignee"), of the Assigned Share Amount (as hereinafter defined) and other good and valuable consideration, received in immediately available funds from Assignee by Bank of Oklahoma, National Association, for itself and as collateral agent for certain other lenders (hereinafter called "Assignor"), Assignor does hereby absolutely and irrevocably assign to Assignee, WITHOUT WARRANTY OR REPRESENTATION OF ANY KIND EXCEPT AS SET FORTh BELOW, and Assignee hereby purchases and assumes from Assignor all of the right, title and interest of Assignor owned and held for itself and on behalf of the lenders whose names appear on the signature page hereof ("Lenders"), in and to all obligations, indebtedness and liabilities owed and owing to Assignor ("Indebtedness") by Ouachita Energy Corporation ("Ouachita") and Equity Compressors, Inc. ("ECI") (collectively, "Obligors") under and pursuant to the following Loan Agreement, the Note, security instruments, mortgages and other loan documents (collectively, "Loan Documents") executed by Obligors, and certain other persons whose names and signatures also appear on the signature pages hereof ("Other Obligors") in favor of said Assignor (Obligors and Other Obligors hereinafter sometimes collectively called "Debtors"), which Loan Documents (a) grant loans and other financial accommodations to Obligors, and (b) grant security interests in and liens, mortgages and other encumbrances on natural gas compressors, spare parts, tools, equipment, inventory and all other assets and properties (real and personal) of Debtors ("Collateral") in favor of Assignor, all assigned by Assignor to the Assignee, including the following, to-wit:

     1. Fifth Amended and Restated Revolving Credit and Term Loan Agreement between Debtors and Assignor dated as of July 31, 1997 ("Loan Agreement");

     2. Promissory Note (Bank Note) in the amount of Forty Million Dollars ($40,000,000), dated as of August 5, 1997, executed by Obligors in favor of Assignor ("Note").

     3. Sixth Amended and Restated Security Agreement and Assignment, dated as of

December 19, 1997 ("Security Agreement"), executed by Debtors in favor of Assignor granting Assignor a security interest in certain of Debtors' assets and properties (including, but not limited to, Debtors' natural gas compressor units and fleets, Equipment, Inventory, Accounts, lease receivables, General Intangibles, lease and sale contracts, fixtures, cash, intellectual property all products and proceeds thereof).

     4. Security Agreement (Aircraft Chattel Mortgage), dated as of August 5, 1997, executed by Ouachita in favor of Assignor, covering Beech Model 58P, serial number TJ-279, U.S. nationality and registration marks N831JB ("Aircraft Mortgage").

     5. Multiple Indebtedness Mortgage, Collateral Assignment and Security Agreement, dated August 8, 1997, executed by Ouachita in favor of Assignor covering certain real estate and improvements located in Ouachita Parish, Louisiana, as more particularly described in Schedule I to said Mortgage document and recorded at Book no. 1549, Document No. 1207185, Mortgage Records of Clerk's Office, Ouachita Parish, Louisiana on August 15, 1997 ("Louisiana Mortgage").

     6. All U.C.C. 1 Financing Statements executed by Debtors and filed by Assignor in connection with any of the above security interests and liens, including, but not limited to, the Financing Statements listed on EXHIBIT A attached hereto.

     7. Mortgagee's Title Insurance Commitment dated March 5, 1998, issued by First American Title Insurance Company in favor of Bank of Oklahoma, National Association, as Mortgagee.

     8. Declaration of Immobilization, dated August 8, 1997, executed by Ouachita and recorded at Book No. 1709, Document No. 1209184, Conveyance Book of Clerk's Office, Ouachita Parish, Louisiana on August 15, 1997, in connection with the Louisiana Mortgage.

     9. Intercreditor Agreement dated as of August 5, 1997 ("Intercreditor Agreement") by and among Assignor, The Prudential Insurance Company of America and Assignor as Agent for certain Lenders defined in said
Intercreditor Agreement.

     10. Lockboxes and all checks, money orders, instruments, notes and cash deposited thereon, maintained by Obligors with Assignor or its Affiliates.

     11. All amendments, supplements and modifications to any and all of the foregoing and all other collateral and security documents which are a part of the above transactions and documents.

     Assignor shall deliver all of the originals of the above-referenced Loan Documents, properly endorsed (insofar as the Note is concerned), to, and shall deliver title to all of the above referenced lockboxes and accounts, and hold same in trust for, Assignee, and this Assignment is made by Assignor WITHOUT RECOURSE AND WITHOUT WARRANTY OR REPRESENTATION OF ANY KIND GENERAL OR SPECIFIC, (including, without limitation, the validity, perfection or priority of any liens, security interests, guarantees or other security devises securing or purporting to secure the Loan Documents or any part thereof), EXCEPT ONLY THAT ASSIGNOR DOES WARRANT THAT IT IS THE LAWFUL OWNER OF ALL OF THE ABOVE-REFERENCED LOAN DOCUMENTS AND COLLATERAL, SUBJECT TO THE TERMS AND PROVISIONS OF THE INTERCREDITOR AGREEMENT, AND THAT UPON THE BEST INFORMATION AND BELIEF OF ASSIGNOR, THE SAID LOAN DOCUMENTS AND COLLATERAL ARE IN FULL FORCE AND EFFECT. Assignee acknowledges and represents that, without reliance on Assignor, it has made its own independent investigation and analysis of the Loan Documents and the creditworthiness of Obligors and the Other Obligors, and is not relying on Assignor for any such information. Additionally, and not by way of qualification or limitation of any of the above, by accepting this Assignment, Assignee acknowledges and agrees that Assignor has made no warranty or representation as to the financial condition of Obligors and the Other Obligors, the value, sufficiency, description of or title to any of the Collateral covered by the Loan Documents or the legality or collectibility of any promissory note or guaranty which is a part of the Loan Documents.

     The Note referenced hereinabove shall be endorsed thereon with the following language, to-wit:

          "Assigned without recourse or warranty express or implied to Bank of Scotland, New York branch, as agent."

     Assignor hereby releases, acquits and forever discharges, with prejudice, all of the Collateral and each of Assignee, Ouachita and ECI from any security interests, liens, mortgages, encumbrances, indebtedness, liabilities or obligations in favor of and to Assignor, now existing or which may hereafter arise pursuant to the Loan Documents; PROVIDED, HOWEVER, the Debtors (Obligors and Other Obligors) hereby release Assignor and its officers, directors, employees, agents and affiliates from any liabilities, obligations, actions, expenses or claims arising under the Loan Agreement or the other Loan Documents (whether arising prior or subsequent to the effective date hereof) and Assignee and the Debtors hereby agree to indemnify Assignor and its officers, directors, employees, agents and affiliates and hold them harmless from any and all liabilities, obligations, actions, expenses (including, without limitation, any reasonable attorneys fees) or claims arising under the Loan Agreement from and after the effective date hereof.

     Assignor further assigns to Assignee, and Assignee hereby assumes, all of Assignor's rights, titles, and obligations as Agent for the Lenders under, and as defined in, the Intercreditor Agreement.

     This Assignment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. For purposes of this Assignment and Acceptance, "Assigned Share Amount" shall mean a sum equal to all outstanding principal, PLUS accrued interest and expenses thereon, owed to Assignor and any other Lenders named below in the Note as of the date hereof as are necessary to fully purchase Assignor's entire interest in the Note, the Loan Agreement and the Loan Documents.

     DATED this _____ day of March, 1998.

ATTEST:                            ASSIGNOR:

                                   BANK OF OKLAHOMA, NATIONAL ASSOCIATION
                                   Secretary for itself and as Collateral Agent


WITNESS:

                                           By:
                                               -------------------------
Printed Name:                              Name:
              -------------------------        -------------------------
                                           Title:
                                               -------------------------
Printed Name:
              -------------------------

ATTEST:                                    LENDER:

                                           BANK OF OKLAHOMA, NATIONAL
                                           ASSOCIATION
                                           Secretary

WITNESS:

                                           By:
                                               -------------------------
Printed Name:                              Name:
              -------------------------        -------------------------
                                           Title:
                                               -------------------------
Printed Name:
              -------------------------

ATTEST:                                    ASSIGNEE:
                                           BANK OF SCOTLAND, NEW YORK BRANCH, as
                                           Secretary Agent for itself and other
                                           Lenders under the Intercreditor
                                           Agreement (as same may be amended and
                                           restated).
WITNESS:

                                           By:
                                               -------------------------
Printed Name:                              Name:  Annie Chin Tat
              -------------------------    Title: Vice President

Printed Name:
              -------------------------

ATTEST:                                    OBLIGORS:

                                           EQUITY COMPRESSORS, INC.
                                           Secretary

WITNESS:                                   By:
                                               -------------------------
                                           Name:  Jack D. Brannon
                                           Title: Senior Vice President
Printed Name:
              -------------------------

Printed Name:
              -------------------------

ATTEST:                                    OUACHITA ENERGY CORPORATION
                                           Secretary

WITNESS:                                   By:
                                               -------------------------
                                           Name:  Jack D. Brannon
                                           Title: Senior Vice President
Printed Name:
              -------------------------

Printed Name:
              -------------------------

                                           OTHER OBLIGORS:

ATTEST:                                    OEC COMPRESSION CORPORATION
                                           (FORMERLY KNOWN AS EQUITY
                                           COMPRESSION CORPORATION)
                                           Secretary

WITNESS:                                   By:
                                               -------------------------
                                           Name:  Jack D. Brannon
                                           Title: Senior Vice President

Printed Name:
              -------------------------

Printed Name:
              -------------------------


ATTEST:                                    SUNTERRA ENERGY CORPORATION
                                           Secretary

WITNESS:                                   By:
                                               -------------------------
                                           Name:  Jack D. Brannon
                                           Title: Senior Vice President

Printed Name:
              -------------------------

Printed Name:
              -------------------------

STATE OF OKLAHOMA        )
                         )
COUNTY OF ____________   )


     BE IT KNOWN, That on this _____ day of March, 1998, before me, the undersigned authority, personally came and appeared _____________________, _________________ of BANK OF OKLAHOMA, NATIONAL ASSOCIATION (as Agent), to me personally known and known by me to be the person whose genuine signature is affixed to the foregoing document, who signed said document before me and in the presence of the two witnesses whose names are thereto subscribed as such, being competent witnesses, and who acknowledged, in my presence and in the presence of said witnesses, that he/she signed the above and foregoing document as his/her own free act and deed and for the uses and purposes therein set forth and apparent.

     In witness whereof, the said appearer has signed these presents and I have hereunto affixed my hand and seal, together with the said witnesses on the day and date first above written.

My Commission Expires:            ----------------------------------
                                  Notary Public - State of Oklahoma
-----------------------

STATE OF OKLAHOMA        )
                         )
COUNTY OF ___________    )



     BE IT KNOWN, That on this _____ day of March, 1998, before me, the undersigned authority, personally came and appeared______________________, ________________ of BANK OF OKLAHOMA, NATIONAL ASSOCIATION, to me personally known and known by me to be the person whose genuine signature is affixed to the foregoing document, who signed said document before me and in the presence of the two witnesses whose names are thereto subscribed as such, being competent witnesses, and who acknowledged, in my presence and in the presence of said witnesses, that he/she signed the above and foregoing document as his/her own free act and deed and for the uses and purposes therein set forth and apparent.

     In witness whereof, the said appearer has signed these presents and I have hereunto affixed my hand and seal, together with the said witnesses on the day and date first above written.

My Commission Expires:            ----------------------------------
                                  Notary Public - State of Oklahoma
-----------------------

STATE OF ___________     )
                         )
COUNTY OF __________     )


     BE IT KNOWN, That on this _____ day of March, 1998, before me, the undersigned authority, personally came and appeared ______________________, ______________ of BANK OF SCOTLAND, NEW YORK BRANCH, (for itself and as Agent) to me personally known and known by me to be the person whose genuine signature is affixed to the foregoing document, who signed said document before me and in the presence of the two witnesses whose names are thereto subscribed as such, being competent witnesses, and who acknowledged, in my presence and in the presence of said witnesses, that he/she signed the above and foregoing document as his/her own free act and deed and for the uses and purposes therein set forth and apparent.

     In witness whereof, the said appearer has signed these presents and I have hereunto affixed my hand and seal, together with the said witnesses on the day and date first above written.

My Commission Expires:            ----------------------------------
                                  Notary Public - State of _________
-----------------------

STATE OF ____________    )
                         )
COUNTY OF ___________    )



BE IT KNOWN, That on this _____ day of March, 1998, before me, the undersigned authority, personally came and appeared ________________________, _____________of EQUITY COMPRESSORS, INC., to me personally known and known by me to be the person whose genuine signature is affixed to the foregoing document, who signed said document before me and in the presence of the two witnesses whose names are thereto subscribed as such, being competent witnesses, and who acknowledged, in my presence and in the presence of said witnesses, that he/she signed the above and foregoing document as his/her own free act and deed and for the uses and purposes therein set forth and apparent.

     In witness whereof, the said appearer has signed these presents and I have hereunto affixed my hand and seal, together with the said witnesses on the day and date first above written.

My Commission Expires:            ----------------------------------
                                  Notary Public - State of _________
-----------------------

STATE OF ____________    )
                         )
COUNTY OF ___________    )


     BE IT KNOWN, That on this _____ day of March, 1998, before me, the undersigned authority, personally came and appeared _______________________, _________________ of OUACHITA ENERGY CORPORATION, a corporation, to me personally known and known by me to be the person whose genuine signature is affixed to the foregoing document, who signed said document before me and in the presence of the two witnesses whose names are thereto subscribed as such, being competent witnesses, and who acknowledged, in my presence and in the presence of said witnesses, that he/she signed the above and foregoing document as his/her own free act and deed and for the uses and purposes therein set forth and apparent.

     In witness whereof, the said appearer has signed these presents and I have hereunto affixed my hand and seal, together with the said witnesses on the day and date first above written.

My Commission Expires:            ----------------------------------
                                  Notary Public - State of _________
-----------------------

STATE OF ____________    )
                         )
COUNTY OF ___________    )


     BE IT KNOWN, That on this _____ day of March, 1998, before me, the undersigned authority, personally came and appeared ______________________, ________________ of OEC COMPRESSION CORPORATION (FORMERLY KNOWN AS EQUITY COMPRESSION SERVICES CORPORATION), a corporation, to me personally known and known by me to be the person whose genuine signature is affixed to the foregoing document, who signed said document before me and in the presence of the two witnesses whose names are thereto subscribed as such, being competent witnesses, and who acknowledged, in my presence and in the presence of said witnesses, that he/she signed the above and foregoing document as his/her own free act and deed and for the uses and purposes therein set forth and apparent.

     In witness whereof, the said appearer has signed these presents and I have hereunto affixed my hand and seal, together with the said witnesses on the day and date first above written.


My Commission Expires:            ----------------------------------
                                  Notary Public - State of _________
-----------------------

STATE OF ____________    )
                         )
COUNTY OF ___________    )


     BE IT KNOWN, That on this _____ day of March, 1998, before me, the undersigned authority, personally came and appeared__________________________, ___________________ of SUNTERRA ENERGY CORPORATION, a corporation, to me personally known and known by me to be the person whose genuine signature is affixed to the foregoing document, who signed said document before me and in the presence of the two witnesses whose names are thereto subscribed as such, being competent witnesses, and who acknowledged, in my presence and in the presence of said witnesses, that he/she signed the above and foregoing document as his/her own free act and deed and for the uses and purposes therein set forth and apparent.

     In witness whereof, the said appearer has signed these presents and I have hereunto affixed my hand and seal, together with the said witnesses on the day and date first above written.



My Commission Expires:            ----------------------------------
                                  Notary Public - State of _________
-----------------------

                                     EXHIBIT A TO
                       ASSIGNMENT AND ACCEPTANCE OF NOTE, LIENS
                              AND RELATED LOAN DOCUMENTS

           UCC 1 FINANCING STATEMENTS EXECUTED BY OBLIGORS AND FILED BY ASSIGNOR



DEBTOR:   OUACHITA ENERGY CORPORATION

------------------------------------------------------------------------------------------------
FILING JURISDICTION                FINANCING STATEMENT                SECURED PARTY
                                   INFORMATION
------------------------------------------------------------------------------------------------
Ouachita Parish, LA                No. 37-68366 filed                 Bank of Oklahoma, National
                                   8/15/97                            Association, as Collateral
                                                                      Agent
------------------------------------------------------------------------------------------------
Texas Secretary of State           No. 97-172246 filed                Bank of Oklahoma, National
                                   8/18/97                            Association, as Collateral
                                                                      Agent
------------------------------------------------------------------------------------------------
Alabama Secretary of               No. 97-34693 filed                 Bank of Oklahoma, National
State                              8/19/97                            Association, as Collateral
                                                                      Agent
------------------------------------------------------------------------------------------------
Arkansas Secretary of              No. 1090003 filed 8/19/97          Bank of Oklahoma, National
State                                                                 Association, as Collateral
                                                                      Agent
------------------------------------------------------------------------------------------------


DEBTOR:  EQUITY COMPRESSION SERVICES CORPORATION

------------------------------------------------------------------------------------------------
FILING JURISDICTION                FINANCING STATEMENT                SECURED PARTY
                                   INFORMATION
------------------------------------------------------------------------------------------------
Oklahoma County, OK                No. N01960 filed 5/14/97           Bank of Oklahoma, National
                                                                      Association
------------------------------------------------------------------------------------------------
Oklahoma County, OK                No. N03190 filed 8/18/97           Bank of Oklahoma, National
                                                                      Association, as Collateral
                                                                      Agent
------------------------------------------------------------------------------------------------
Texas Secretary of State           No. 97-101128 filed                Bank of Oklahoma, National
                                   5/15/97                            Association
------------------------------------------------------------------------------------------------
FILING JURISDICTION                FINANCING STATEMENT                SECURED PARTY
                                   INFORMATION
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
Texas Secretary of State           No. 97-172245 filed                Bank of Oklahoma, National
                                   8/18/97                            Association, as Collateral
                                                                      Agent
------------------------------------------------------------------------------------------------
Arkansas Secretary of              No. 1074779 filed 5/15/97          Bank of Oklahoma, National
State                                                                 Association
------------------------------------------------------------------------------------------------
Arkansas Secretary of              No. 1090063 filed 8/19/97          Bank of Oklahoma, National
State                                                                 Association, as Collateral
                                                                      Agent
------------------------------------------------------------------------------------------------


DEBTOR: EQUITY COMPRESSORS, INC.

------------------------------------------------------------------------------------------------
FILING JURISDICTION                FINANCING STATEMENT                SECURED PARTY
                                   INFORMATION
------------------------------------------------------------------------------------------------
Vermilion Parish, LA               No. 57-930969 filed                Bank of Oklahoma, National
                                   6/18/93                            Association
------------------------------------------------------------------------------------------------
Ouachita Parish, LA                No. 37-68367 filed 8/15/97         Bank of Oklahoma, National
                                                                      Association, as Collateral
                                                                      Agent
------------------------------------------------------------------------------------------------
Oklahoma County, OK                No. N01838 filed 6/16/93           Bank of Oklahoma, National
                                                                      Association
------------------------------------------------------------------------------------------------
Alabama Secretary of               No. 93-21704 filed 6/21/93         Bank of Oklahoma, National
State                                                                 Association
------------------------------------------------------------------------------------------------
Alabama Secretary of               No. 97-34694 filed 8/19/97         Bank of Oklahoma, National
State                                                                 Association, as Collateral
                                                                      Agent
------------------------------------------------------------------------------------------------
Texas Secretary of State           No. 93-118844 filed                Bank of Oklahoma, National
                                   8/18/93                            Association
------------------------------------------------------------------------------------------------
Texas Secretary of State           No. 97-172244 filed                Bank of Oklahoma, National
                                   8/18/97                            Association, as Collateral
                                                                      Agent
------------------------------------------------------------------------------------------------
Kansas Secretary of State          No. 1920786 filed 6/17/93          Bank of Oklahoma, National
                                                                      Association
------------------------------------------------------------------------------------------------
FILING JURISDICTION                FINANCING STATEMENT                SECURED PARTY
                                   INFORMATION
------------------------------------------------------------------------------------------------
Kansas Secretary of State          No. 2380358 filed 8/19/97          Bank of Oklahoma, National
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                                                      Association, as Collateral
                                                                      Agent
------------------------------------------------------------------------------------------------
Arkansas Secretary of              No. 855334 filed 6/21/93           Bank of Oklahoma, National
State                                                                 Association
------------------------------------------------------------------------------------------------
Arkansas Secretary of              No. 1090002 filed 8/19/97          Bank of Oklahoma, National
State                                                                 Association, as Collateral
                                                                      Agent
------------------------------------------------------------------------------------------------
Mississippi Secretary of           No. 01133593 filed                 Bank of Oklahoma, National
State                              8/18/97                            Association, as Collateral
                                                                      Agent
------------------------------------------------------------------------------------------------
Mississippi Secretary of           No. 0722017 filed 6/17/93          Bank of Oklahoma, National
State                                                                 Association
------------------------------------------------------------------------------------------------

                    AMENDED AND RESTATED SECURITY AGREEMENT


     This Amended and Restated Security Agreement ("Security Agreement") dated as of March 30, 1998, by and between OUACHITA ENERGY CORPORATION, a Delaware corporation (the "DEBTOR") whose principal place of business and chief executive office is at 2501 Cedar Springs Road, Suite 600, Dallas, Texas 75201, and BANK OF SCOTLAND, an authorized bank in the United Kingdom, constituted by an Act of the Scots Parliament of 1695, acting through its New York branch, ("Bank"), as collateral agent for itself and the Lenders hereinafter described ("SECURED PARTY").

                              W I T N E S S E T H:

                                R E C I T A L S:

     A. Debtor and Secured Party, as Administrative Agent on behalf of itself and certain lenders, have entered into that certain Amended and Restated Loan Agreement dated as of March 30, 1998 (such Loan Agreement, as the same may be amended or modified from time to time, being hereinafter referred to as the "LOAN AGREEMENT").

     B. Secured Party has conditioned its obligations under the Loan Agreement upon the execution and delivery of this Agreement by Debtor.

     C. Secured Party has taken an assignment of all of the rights, titles and benefits of Bank of Oklahoma, National Association ("BOK") as collateral agent under and pursuant to that certain Sixth Amended and Restated Security Agreement and Assignment dated December 19, 1997 ("BOK Security Agreement") and this Security Agreement amends and restates in its entirety (but does not extinguish or cause a novation of) the BOK Security Agreement.

     D. Secured Party has agreed to act as Collateral Agent, with respect to the Collateral herein described on behalf of the Lenders defined herein.

     E. All Recitals set forth in the Loan Agreement and not otherwise revised herein or inconsistent with the terms hereof are incorporated herein verbatim.

     NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                  ARTICLE 1

                                 DEFINITIONS

     Section 1.1 DEFINITIONS. In addition to the definitions contained in the above Recitals, when used herein, unless the context shall otherwise require, the following terms shall have the following meanings:

     "ACCOUNTS" shall mean "accounts" as defined in Article 9 of the UCC and all refunds and rights to reimbursement.

     "ACCOUNT DEBTOR" shall mean an "Account debtor" as defined in Article 9 of the UCC and any person or entity obligated to the Debtor with respect to an Account.

     "BANK" shall mean Bank of Scotland, New York branch, in its capacity as a Lender under the Loan Agreement.

     "BOK CREDIT" has the meaning set forth in the Loan Agreement.

     "COLLATERAL" shall mean all property, assets or rights in which a security interest is granted hereunder.

     "COLLATERAL AGENT" means Secured Party in its role as collateral agent for the Lenders and Prudential.

     "COMPRESSOR EQUIPMENT" shall mean all of Borrower's compressor units which are in operable condition (as such term is understood in the industry).

     "DEBTOR" means Ouachita Energy Corporation.

     "EQUIPMENT" shall mean "equipment" as defined in Article 9 of the UCC and all of Borrower's machinery, components, accessories and materials to be used with, and incorporated into, Inventory and all tools, vehicles, rolling stock held and used by Borrower or its Affiliates (not for lease, rental or sale) in Borrower's or such Affiliate's business and operations, blueprints, plans, furniture and fixtures, and all spare parts, replacements and substitutions of and for the foregoing.

     "EVENT OF DEFAULT" shall mean the occurrence of any Default or Event of Default as defined in the Intercreditor Agreement.

     "GENERAL INTANGIBLES" shall mean "general intangibles" as defined in
Article 9 of the UCC.

     "INDEBTEDNESS" shall mean all present and future sums owed by, liabilities and obligations of, Debtor to the Lenders or to any assignee, successor or transferee thereof, whether said amounts, liabilities or obligations are liquidated or unliquidated, now existing or hereafter arising under and pursuant to the Loan Agreement, the Notes, the Loan Documents, the Pru Debt, the Pru Notes, the Subordinated Notes, or any other documents executed in connection with any of the foregoing, whether for principal, interest, Fees, deferral and delinquency charges, or other prepayment premiums and Additional Costs, costs, expenses and attorney's fees, as therein stipulated. The Indebtedness includes without limitation all amounts expended, advanced or incurred by the Lenders or the Secured Party, or for which the Debtor is otherwise obligated, under the terms of this Security Agreement.

     "INTERCREDITOR AGREEMENT" means the Amended and Restated Intercreditor Agreement, of even date herewith, executed by Bank and Prudential, and consented to by Debtor (as Borrower) and Guarantor, governing the Collateral and Secured Party's duties and obligations as Collateral Agent on behalf of Lenders.

     "INVENTORY" shall mean (a) all of Borrower's raw material, accessories, parts, compressors in the process of being manufactured, assembled, fabricated or processed by Borrower or any Person for use with, or to become a part of any of Borrower's Compressor Equipment and other natural gas compressors for lease, rental or sale, and all packaging, labels, advertising materials and supplies of every kind to be used in connection with such natural gas compressors and other items, and (b) "inventory" as defined in Article 9 of the UCC and all materials, parts and supplies of every kind and description.

     "LENDERS" shall mean Bank, the Secured Party, Prudential and each financial institution that becomes a "Lender" pursuant to the terms of the Loan Agreement and the Intercreditor Agreement.

     "NOTES" shall mean the $40,000,000 Revolving Credit Note in favor of the Secured Party (as Lender) and all other Additional Revolving Credit Notes and all Term Notes executed in favor of Lenders under the provisions of the Loan Agreement.

     "OBLIGATIONS" shall have the meaning set forth in Section 2.2 hereof.

     "PERSON" shall mean and include an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, and a government or any department, agency or political subdivision thereof.

     "PRUDENTIAL" means The Prudential Insurance Company of America and its assignees and all holders of the Pru Notes and Subordinated Notes.

     "PRUDENTIAL NOTES" shall mean, collectively, the Pru Notes and the Subordinated Notes.

     "SECURED PARTY" means Bank of Scotland, New York branch, in its capacity as agent for the Lenders.

     "UCC" shall mean the Uniform Commercial Code in effect at the time in the State of Texas, if it is determined by a court of law that the laws of another state or jurisdiction should be applied with respect to any of the Collateral, then the Uniform Commercial Code or similar laws in effect at the time in the relevant State or jurisdiction with respect to that portion of the Collateral.

     OTHER DEFINITIONS. All other capitalized terms used but not defined herein shall bear the meanings assigned to them in the Loan Agreement.


                                   ARTICLE 2

                         SECURITY INTEREST; OBLIGATIONS

     Section 2.1 SECURITY INTEREST. Subject to the terms of this Agreement, Debtor hereby grants and assigns to Secured Party, for the ratable benefit of the Lenders, a security interest in, lien on and assignment of, the following property, whether now or hereafter existing or acquired (such property being hereinafter sometimes called the "COLLATERAL"):

          (a) all of the natural gas compressor units and fleets and Compressor Equipment of Debtor, including such compressor fleets and Compressor Equipment more particularly described on SCHEDULE 1 annexed hereto, together with all compressors and parts thereof of Debtor, whether now owned or hereafter acquired, and all replacements or substitutions thereof and therefor;

          (b) all of the Equipment and Inventory of Debtor, wherever located and whether now owned or hereafter acquired, including without limitation, all vehicles and other types of rolling stock, all airplanes, and all materials, parts, spare parts, components and supplies of every kind and description, of Debtor, including all such Equipment and Inventory located at (x) Debtor's offices in Dallas, Texas and its fabrication maintenance facilities in West Monroe, Ouachita Parish, Louisiana, and (y) the yards and/or storage areas of Debtor as more particularly described on SCHEDULE 2 annexed hereto and all other locations wherever they may be;

          (c) all Accounts, Compressor Rental Income and all other compressor rental and lease receivables, reimbursements, notes receivable, contracts, contract rights, general intangibles, chattel paper, documents and instruments arising out of the sale, rental, lease, management or maintenance of Compressor Equipment, Inventory or of compressor units or compressor fleets or from services rendered, and any and all agreements for the sale, rental or lease of compressor units or products or furnishing of services pertaining thereto by the Debtor, including, without limitation, all employment agreements, rental and lease fleet agreements, sales contracts and purchase orders;

          (d) all General Intangibles of the Debtor, whether now owned or hereafter acquired, including without limitation the following arising out of, in connection with or pertaining to the rental, lease, sale, maintenance, management, construction or transportation of Compressor Equipment and natural gas compressor units:

              (i) all rental, lease and sales contracts, purchase orders and employee agreements;

              (ii) all processes, formulae, scientific and/or technical information, trade secrets, customer lists, plans, reports, samples, prototypes, know-how, all items in application, development or other pending status and all similar items which are used in connection with Debtor's conduct and operation of its Compressor Equipment and natural gas compressor business; and

              (iii) all of Debtor's rights, titles, interests, and benefits under all partnerships and joint venture agreements between Debtor and any other Person and under all rentals and leases of natural gas compressors units (whether as lessor or lessee); PROVIDED, HOWEVER, that neither the Secured Party nor the Lenders hereby assume any liabilities, obligations or responsibilities in connection therewith;

          (e) all fixtures, furniture and equipment of Debtor, now owned or hereafter acquired, all additions, accessions, and substitutions thereto and therefor, and all accessories, parts and equipment now or hereafter affixed to or used in connection with (i) Debtor's real property and leasehold interest in real property located in Oklahoma City, Oklahoma County, Oklahoma, its offices in Dallas, Texas and storage facilities in or near Kilgore, Texas and elsewhere, wherever situated, and (ii) Debtor's real property in West Monroe, Ouachita Parish, Louisiana, and described on
     SCHEDULE 3 attached hereto, and (iii) all goods and other fixtures, furniture and equipment acquired with the proceeds thereof;

          (f) all Compressor Rental Income, other income, cash, money, certificates of deposit, time deposits and demand deposits of Debtor and at any time in the possession or control of any of Secured Party or Lenders;

          (g) all ledgers, journals, books, records, vouchers, shipping tickets, receipts, sales memoranda, contracts, partnership agreements, joint venture agreements, correspondence and other writings, data or papers evidencing or relating to the items or types of collateral described above in subsections
     (a) through (f), inclusive; and

          (h) all products and proceeds of and all replacements, additions, substitutions, accessories, appurtenances, and parts for, the items or types of collateral described above in subsections (a) through (g), inclusive, whether now owned or hereafter acquired including, without limitation, insurance and condemnation proceeds.

     Section 2.2 OBLIGATIONS. The Collateral shall secure the following obligations, indebtedness, and liabilities (all such obligations, indebtedness, and liabilities being hereinafter sometimes called the "OBLIGATIONS"):

          (a)  the Indebtedness;

          (b)  all future advances by Secured Party or any Lender to Debtor;

          (c) all costs and expenses, including, without limitation, all attorneys' fees and legal expenses, incurred by Secured Party or any Lender to preserve and maintain the Collateral, collect the obligations herein described, and enforce this Agreement; and

          (d) all extensions, renewals, and modifications of any of the foregoing.


                                      ARTICLE 3

                            REPRESENTATIONS AND WARRANTIES

     To induce Secured Party to enter into this Agreement and the Loan Agreement, Debtor represents and warrants to Secured Party that:

     Section 3.1 TITLE. Except for the security interest granted herein and Permitted Liens, Debtor owns, and with respect to Collateral acquired after the date hereof, Debtor will own, the Collateral free and clear of any lien, security interest, or other encumbrance.

     Section 3.2 ACCOUNTS. Unless Debtor has given Secured Party written notice to the contrary, whenever the security interest granted hereunder attaches to an Account, Debtor shall be deemed to have represented and warranted to Secured Party as to each and all of its Accounts that (i) each Account is genuine and in all respects what it purports to be, (ii) each Account represents the legal, valid, and binding obligation of the Account Debtor evidencing indebtedness unpaid and owed by such Account Debtor arising out of the performance of labor or services by Debtor or the sale or lease of Compressor Equipment, Inventory or other goods by Debtor, (iii) the amount of each Account represented as owing is the correct amount actually and unconditionally owing except for normal trade discounts granted in the ordinary course of business, and (iv) no Account is subject to any known offset, counterclaim, or other defense.

     Section 3.3 FINANCING STATEMENTS. No financing statement, security agreement, or other lien instrument covering all or any part of the Collateral is on file in any public office, except as may have been filed in favor of Secured Party pursuant to this Agreement, the BOK Credit and the Prudential Notes.

     Section 3.4 PRINCIPAL PLACE OF BUSINESS. The principal place of business and chief executive office of Debtor, and the office where Debtor keeps its books and records, is located at the address of Debtor shown in the first paragraph of this Agreement.

     Section 3.5 LOCATION OF COLLATERAL. All Inventory, Compressor Equipment, and Equipment of Debtor is located at the addresses and locations of Debtor described in SCHEDULE 3 hereof. Debtor will not open or establish any warehouse not owned or established as of the date of this Security Agreement or locate any Inventory, Compressor Equipment or Equipment at any location except as set forth above without obtaining the Secured Party's prior written consent and executing such financing statements as the Secured Party and its counsel deem reasonably necessary to perfect its security interest therein. Debtor shall immediately notify Secured Party of the occurrence of any event causing loss or depreciation in value (except for ordinary wear and tear and loss or depreciation in value) of Inventory and the amount of such loss or depreciation.

     Section 3.6 PUBLIC UTILITY HOLDING COMPANY. The Debtor is not a "holding company" or a "subsidiary company" of a holding company or an affiliate of a holding company or of a subsidiary company or a "public utility" within the meanings of such terms as set forth in the Public Utility Holding Company Act of 1935, as amended. Nor is Debtor a "Utility," and has never filed an election to be treated as a "Utility," under and within the meaning and provisions of
Article 35.01 of the Texas Business and Commerce Code.


                                      ARTICLE 4

                                      COVENANTS

     Debtor covenants and agrees with Secured Party that until the Obligations are paid and performed in full:

     Section 4.1 SALES IN THE ORDINARY COURSE OF BUSINESS; COLLECTIONS BY DEBTOR. Until such time as the Secured Party shall notify the Debtor of the revocation of such power and authority because of the occurrence and continuance of an Event of Default (whether or not the Secured Party takes any other action or accelerates the Obligations), Debtor (i) may, in the ordinary course of its business, at its own expense, rent, sell, lease or furnish under contracts of service any of the Compressor Equipment and Inventory normally held by Debtor for such purpose, and use and consume, in the ordinary course of its business, any raw materials, work in process or materials normally held by Debtor for such purpose, and (ii) will, at its own expense, endeavor to collect, as and when due, all amounts due with respect to Accounts, rentals, leases, lease receivables, lease fleet management agreements, notes receivable, contracts and General Intangibles, including the taking of such action with respect to such collection as the Secured Party may reasonably request or, in the absence of such request, as Debtor may deem advisable.

     Section 4.2 MAINTENANCE. Debtor shall maintain the Collateral in good operating condition and repair and shall not permit any waste or destruction of the Collateral or any part thereof. Debtor shall not use or permit the Collateral to be used in violation of any law or inconsistently with the terms of any policy of insurance. Debtor shall not use or permit the Collateral to be used in any manner or for any purpose that would impair the value of the Collateral or expose the Collateral to unusual risk.

     Section 4.3 ENCUMBRANCES. Debtor shall not create, permit, or suffer to exist, and shall defend the Collateral against, any lien, security interest, or other encumbrance on the Collateral except the security interest of Secured Party hereunder and the Permitted Liens, and shall defend Debtor's rights in the Collateral and Secured Party's security interest in the Collateral against the claims of all persons and entities.

     Section 4.4 MODIFICATION OF COLLATERAL. Debtor shall do nothing to impair the rights of Secured Party in the Collateral. Without the prior written consent of Secured Party, Debtor shall not grant any extension of time for any payment with respect to the Collateral, or compromise, compound, or settle any of the Collateral, or release in whole or in part any person or entity liable for payment with respect to the Collateral, or allow any credit or discount for payment with respect to the Collateral other than normal trade discounts granted in the ordinary course of business, or release any lien, security interest, or assignment securing the Collateral, or otherwise amend or modify any of the Collateral.

     Section 4.5 DISPOSITION OF COLLATERAL. Debtor shall not sell, rent, lease, or otherwise dispose of the Collateral or any part thereof without the prior written consent of Secured Party, except as set out in Section 4.1 above.

     Section 4.6 FURTHER ASSURANCES. At any time and from time to time, upon the request of Secured Party, and at the sole expense of Debtor, Debtor shall promptly execute and deliver all such further instruments and documents and take such further action as Secured Party may reasonably deem necessary or desirable to preserve and perfect its security interest in the Collateral and carry out the provisions and purposes of this Agreement, including, without limitation, the execution and filing of such financing statements as Secured Party may require. Secured Party may sign and file any and all U.C.C. financing statements it deems necessary in connection with this Agreement and the Collateral. A carbon, photostatic, photographic, facsimile or other reproduction of this Agreement or of any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement and may be filed as a financing statement. Debtor shall promptly endorse and deliver to Secured Party all documents, instruments, and chattel paper that it now owns or may hereafter acquire.

     Section 4.7 RISK OF LOSS; INSURANCE. Debtor shall be responsible for any loss of or damage to the Collateral. Debtor shall maintain, with financially sound and reputable companies, all such insurance policies required by the Loan Agreement, with losses payable in the manner set forth in the Loan Agreement.

     Section 4.8 WAREHOUSE RECEIPTS NON-NEGOTIABLE. Debtor agrees that if any warehouse receipt or receipt in the nature of a warehouse receipt is issued with respect to any of its Compressor Equipment or Inventory, such warehouse receipt or receipt in the nature thereof shall not be "negotiable" (as such term is used in Section 7-104 of the Uniform Commercial Code as adopted by the State of Texas).

     Section 4.9 MORTGAGEE'S AND LANDLORD WAIVER. Debtor shall cause each mortgagee of real property owned by Debtor and each landlord of real property leased by Debtor to execute and deliver instruments satisfactory in form and substance to Secured Party by which such mortgagee or landlord waives its rights, if any, in the Collateral.

     Section 4.10 CORPORATE CHANGE. Debtor shall not change its name, identity, or corporate structure in any manner that might make any financing statement filed in connection with this Agreement seriously misleading unless Debtor shall have given Secured Party thirty (30) days prior written notice thereof and shall have taken all action deemed necessary or desirable by Secured Party to make each financing statement not seriously misleading. Debtor shall not change its principal place of business, chief executive office, or the place where it keeps its books and records unless it shall have given Secured Party thirty (30) days prior written notice thereof and shall have taken all action deemed necessary or desirable by Secured Party to cause its security interest in the Collateral to be perfected with the priority required by this Agreement.

     Section 4.11 LOAN AGREEMENT COVENANTS. Debtor shall comply with all other covenants and agreements, concerning the Collateral, as is set forth in the Loan Agreement and the Prudential Notes.

                                      ARTICLE 5

                               RIGHTS OF SECURED PARTY

     Section 5.1 POWER OF ATTORNEY. Debtor hereby irrevocably constitutes and appoints Secured Party and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the name of Debtor or in its own name, upon the occurrence of an Event of Default hereunder, to take any and all action and to execute any and all documents and instruments which Secured Party at any time and from time to time deems necessary or desirable to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, Debtor hereby gives Secured Party the power and right on behalf of Debtor and in its own name, upon the occurrence of an Event of Default hereunder, to do any of the following, without notice to or the consent of Debtor:

     (i) to demand, sue for, collect, or receive in the name of Debtor or in its own name, any money or property at any time payable or receivable on account of or in exchange for any of the Collateral and, in connection therewith, endorse checks, notes, drafts, acceptances, money orders, documents of title, or any other instruments for the payment of money under the Collateral or any policy of insurance;

     (ii) to pay or discharge taxes, liens, security interests, or other encumbrances levied or placed on or threatened against the Collateral;

    (iii) to send requests for verification to Account Debtors and other obligors;

     (iv) to notify post office authorities to change the address for delivery of mail of Debtor to an address designated by Secured Party and to receive, open, and dispose of mail addressed to Debtor;

     (v) (A) to direct Account Debtors and any other parties liable for any payment under any of the Collateral to make payment of any and all monies due and to become due thereunder directly to Secured Party or as Secured Party shall direct; (B) to receive payment of and receipt for any and all monies, claims, and other amounts due and to become due at any time in respect of or arising out of any Collateral; (C) to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, proxies, stock powers, verifications, and notices in connection with accounts and other documents relating to the Collateral; (D) to commence and prosecute any suit, action, or proceeding at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral; (E) to defend any suit, action, or proceeding brought against Debtor with respect to any Collateral; (F) to settle, compromise, or adjust any suit, action, or proceeding described above and, in connection therewith, to give such discharges or releases as Secured Party may deem appropriate;
          (G) to exchange any of the Collateral for other property upon any merger, consolidation, reorganization, recapitalization, or other readjustment of the issuer thereof and, in connection therewith, deposit any of the Collateral with any committee, depository, transfer agent, registrar, or other designated agency upon such terms as Secured Party may determine; (H) to add or release any guarantor, endorser, surety, or other party to any of the Collateral or the Obligations; (I) to renew, extend, or otherwise change the terms and conditions of any of the Collateral or Obligations; (J) to insure, and to make, settle, compromise, or adjust claims under any insurance policy covering, any of the Collateral; and
          (K) to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Secured Party were the absolute owner thereof for all purposes, and to do, at Secured Party's option and Debtor's expense, at any time, or from time to time, all acts and things which Secured Party deems necessary to protect, preserve, or realize upon the Collateral and Secured Party's security interest therein.

     This power of attorney is a power coupled with an interest and shall be irrevocable. Secured Party shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges, and options expressly or implicitly granted to Secured Party in this Agreement, and shall not be liable for any failure to do so or any delay in doing so. Secured Party shall not be liable for any act or omission or for any error of judgment or any mistake of fact or law in its individual capacity or in its capacity as attorney-in-fact except acts or omissions resulting from its willful misconduct or gross negligence. This power of attorney is conferred on Secured Party solely to protect, preserve, and realize upon its security interest in the Collateral. Secured Party shall not be responsible for any decline in the value of the Collateral and shall not be required to take any steps to preserve rights against prior parties or to protect, preserve, or maintain any security interest or lien given to secure the Collateral.

     Section 5.2 PERFORMANCE BY SECURED PARTY OF DEBTOR'S OBLIGATIONS. If Debtor fails to perform or comply with any of its agreements contained herein and fails to correct such default after notification from Secured Party and, as a result, Secured Party itself causes performance or compliance with such agreement, the expenses of Secured Party, together with interest thereon at the maximum nonusurious per annum rate permitted by applicable law, shall be payable by Debtor to Secured Party on demand and shall constitute Obligations secured by this Agreement.

     Section 5.3 SETOFF; PROPERTY HELD BY SECURED PARTY. Subject to the provisions of the Intercreditor Agreement, Secured Party shall have the right to set off and apply against the Obligations, at any time and without notice to Debtor, any and all deposits (general or special, time or demand, provisional or final) or other sums at any time credited by or owing from Secured Party to Debtor whether or not the Obligations are then due. As additional security for the Obligations, Debtor hereby grants Secured Party a security interest in all money, instruments and other property of Debtor now or hereafter held by Secured Party, including without limitation, property held in safekeeping. In addition to Secured Party's right of setoff and as further security for the Obligations, Debtor hereby grants Secured Party a security interest in all deposits (general or special, time or demand, provisional or final) and other accounts of Debtor now or hereafter deposited with or held by Secured Party and all other sums at any time credited by or owing from Secured Party to Debtor. The rights and remedies of Secured Party hereunder are in addition to other rights and remedies (including, without limitation, other rights of setoff) which Secured Party may have.

     Section 5.4 ASSIGNMENT BY SECURED PARTY. Subject to the provisions of the Loan Agreement and Intercreditor Agreement, Secured Party may from time to time assign the Obligations and any portion thereof and/or the Collateral and any portion thereof, and the assignee shall be entitled to all of the rights and remedies of Secured Party under this Agreement in relation thereto.

                                   ARTICLE 6

                                    DEFAULT

     Section 6.1 EVENTS OF DEFAULT. Each of the following shall be deemed an "EVENT OF DEFAULT":

          (a) Any Event of Default shall occur under the Loan Agreement or the Prudential Notes.

          (b) Any representation or warranty made or deemed made by Debtor in this Agreement or in any certificate, report, notice, or statement furnished at any time in connection with this Agreement is false, misleading, or erroneous in any material respect on the date when made or deemed to have been made.

          (c) Debtor shall fail to perform, observe, or comply with any covenant, agreement, or term contained in this Agreement and such default shall continue for a period of up to thirty (30) days from the occurrence thereof.

          (d) This Agreement shall cease to be in full force and effect or shall be declared null and void or the validity or enforceability thereof shall be contested or challenged by Debtor or any of its shareholders, or Debtor shall deny that it has any further liability or obligation under this Agreement.

     Section 6.2 RIGHTS AND REMEDIES. Upon the occurrence of an Event of Default, subject to the provisions of the Intercreditor Agreement, Secured Party shall have the following rights and remedies:

     (i) All rights and remedies available to it under the Loan Agreement, the Prudential Notes and the Intercreditor Agreement.

     (ii) In addition to all other rights and remedies granted to Secured Party in this Agreement and in any other instrument or agreement securing, evidencing, or relating to the Obligations or any part thereof, Secured Party shall have all of the rights and remedies of a secured party under the Uniform Commercial Code as adopted by the State of Texas. Without limiting the generality of the foregoing, Secured Party may (A) without demand or notice to Debtor, collect, receive, or take possession of the Collateral or any part thereof and for that purpose Secured Party may enter upon any premises on which the Collateral is located and remove the Collateral therefrom or render it inoperable, and/or (B) sell, lease, or otherwise dispose of the Collateral, or any part thereof, in one or more parcels at public or private sale or sales, at Secured Party's offices or elsewhere, for cash, on credit, or for future delivery. Upon the request of Secured Party, Debtor shall assemble the Collateral and make it available to Secured Party at any place designated by Secured Party that is reasonably convenient to Debtor and Secured Party. Debtor agrees that Secured Party shall not be obligated to give more than five (5) days written notice of the time and place of any public sale or of the time after which any private sale may take place and that such notice shall constitute reasonable notice of such matters. Debtor shall be liable for all expenses of retaking, holding, preparing for sale, or the like, and all attorneys' fees, legal expenses, and all other costs and expenses incurred by Secured Party in connection with the collection of the Obligations and the enforcement of Secured Party's rights under this Agreement. Secured Party may apply the Collateral against the Obligations in such order and manner as Secured in such order and manner as Secured Party may elect in its sole discretion. Debtor shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay the Obligations in full. Debtor waives all rights of marshalling in respect of the Collateral.

     (iii) Secured Party may cause any or all of the Collateral held by it to be transferred into the name of Secured Party or the name or names of Secured Party's nominee or nominees.

     (v) Secured Party may exercise or cause to be exercised all voting rights and corporate powers in respect of the Collateral.

     (vi) Secured Party may exercise any other rights or take any other action to which it is entitled by applicable law.

                                    ARTICLE 7

                                  MISCELLANEOUS


     Section 7.1 EXPENSES; INDEMNIFICATION. Debtor agrees to pay on demand all costs and expenses incurred by Secured Party and the Lenders in connection with the preparation, negotiation, and execution of the Agreement and any and all amendments, modifications, and supplements hereto. Debtor agrees to pay and to hold Secured Party and the Lenders harmless from and against all fees and all excise, sales, stamp, and other taxes payable in connection with this Agreement or the transactions contemplated hereby. Debtor hereby indemnifies and holds Secured Party and the Lenders harmless from and against any and all present and future claims, actions, liabilities, and damages arising from or relating to this Agreement, the Obligations, or the Collateral and all costs and expenses (including attorneys' fees) incurred by Secured Party or any Lender in respect thereof.

     Section 7.2 NO WAIVER; CUMULATIVE REMEDIES. No failure on the part of Secured Party to exercise and no delay in exercising, and no course of dealing with respect to, any right, power, or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The rights and remedies provided for in this Agreement are cumulative and not exclusive of any rights and remedies provided by law.

     Section 7.3 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of Debtor and Secured Party and their respective successors, and assigns, except that Debtor may not assign any of its rights or obligations under this Agreement without the prior written consent of Secured Party.

     Section 7.4 AMENDMENT; ENTIRE AGREEMENT. THIS AGREEMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF. THE PROVISIONS OF THIS AGREEMENT MAY BE AMENDED OR WAIVED ONLY BY AN INSTRUMENT IN WRITING SIGNED BY THE PARTIES HERETO.

     Section 7.5 NOTICES. Any notice, consent, or other communication required or permitted to be given under this Agreement to Secured Party or Debtor must be in writing and delivered in person or mailed by registered or certified mail, return receipt requested, postage prepaid, as follows:


     To Secured Party:        Bank of Scotland
                              New York branch

                              565 Fifth Avenue
                              New York, NY 10017
                              Attn:  Annie Chin Tat
                                     Vice President

     To Debtor:               Ouachita Energy Corporation
                              2501 Cedar Springs Road
                              Dallas, Texas 75201
                              Attn: Jack Brannon
                                    Senior Vice President,
                                    Chief Financial Officer

Any such notice, consent, or other communication shall be deemed given when delivered in person or, if mailed, when duly deposited in the mails.

     Section 7.6 APPLICABLE LAW AND VENUE. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. THIS AGREEMENT HAS BEEN ENTERED INTO IN HARRIS COUNTY, TEXAS, AND IT SHALL BE PERFORMABLE FOR ALL PURPOSES IN HARRIS COUNTY, TEXAS. COURTS WITHIN THE STATE OF TEXAS SHALL HAVE JURISDICTION OVER ANY AND ALL DISPUTES BETWEEN DEBTOR AND SECURED PARTY, WHETHER IN LAW OR EQUITY, INCLUDING, BUT NOT LIMITED TO, ANY AND ALL DISPUTES ARISING OUT OF OR RELATING TO THIS AGREEMENT; AND VENUE IN ANY SUCH DISPUTE WHETHER IN FEDERAL OR STATE COURT SHALL BE LAID IN HARRIS COUNTY, TEXAS.

     Section 7.7 HEADINGS. The headings, captions, and arrangements used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

     Section 7.8 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in this Agreement or in any certificate delivered pursuant hereto shall survive the execution and delivery of this Agreement, and no investigation by Secured Party shall affect the representations and warranties or the right of Secured Party to rely upon them.

     Section 7.9 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     Section 7.10 WAIVER OF BOND. In the event Secured Party seeks to take possession of any or all of the Collateral by judicial process, Debtor hereby irrevocably waives any bonds and any surety or security relating thereto that may be required by applicable law as an incident to such possession, and waives any demand for possession prior to commencement of any such action.

     Section 7.11 SEVERABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     Section 7.12 CONSTRUCTION. Debtor and Secured Party acknowledge that each of them has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review this Agreement with its legal counsel and that this Agreement shall be construed as if jointly drafted by Debtor and Secured Party.

     Section 7.13 OBLIGATIONS ABSOLUTE. The obligations of Debtor under this Agreement shall be absolute and unconditional and shall not be released, discharged, reduced, or in any way impaired by any circumstance whatsoever, including, without limitation, any amendment, modification, extension, or renewal of this Agreement, the Obligations, or any document or instrument evidencing, securing, or otherwise relating to the Obligations, or any release or subordination of collateral, or any waiver, consent, extension, indulgence, compromise, settlement, or other action or inaction in respect of this Agreement, the Obligations, or any document or instrument evidencing, securing, or otherwise relating to the Obligations, or any exercise or failure to exercise any right, remedy, power, or privilege in respect of the Obligations.

     Section 7.14 FURTHER ASSURANCES-LOUISIANA

          (a) Anything contained in this Security Agreement to the contrary notwithstanding, this Security Agreement shall be governed by Chapter 9 - Commercial Laws - Secured Transactions, Louisiana R.S. 10:9-101 ET SEQ. (collectively, the "Louisiana UCC") to the extent that any security interest in any of the Collateral located in the State of Louisiana, and any remedies hereunder with respect thereto, are required to be governed by, and interpreted in accordance with, the laws of the State of Louisiana.

          (b) If an Event of Default occurs, the Secured Party shall have all remedies available to a secured party under the Louisiana UCC in addition to the remedies provided in this Security Agreement. For purposes of executory process under the laws of the State of Louisiana, Debtor hereby confesses judgment in favor of the Secured Party, the Lenders and any future holder or holders of the Indebtedness, for the full amount of the Obligations, including, without limitation, principal, interest, attorney's fees, court costs, and all other fees, expenses and charges, up to the maximum amount of $120,000,000, and consents that judgment be rendered and signed whether during term of court or in vacation for the full amount of the Indebtedness.

          (c) Debtor hereby expressly waives, to the extent permitted by Louisiana law, the benefit of appraisement, provided for in Articles 2332, 2336, 2723 and 2724 of the Louisiana Code of Civil Procedure and all other laws of the State of Louisiana conferring such benefits and the demand and three days' delay accorded by Articles 2639 and 2721 of the Louisiana Code of Civil Procedure.

          (d) Pursuant to Louisiana R.S. 9:5136, Secured Party is hereby authorized and empowered to name, at the time of the seizure of any of the Collateral, a keeper of such property, which said keeper may be the Secured Party or its designated agent or nominee, who or which shall be named by the Secured Party in its pleadings to enforce Secured Party's rights and remedies hereunder in a court of competent jurisdiction. The compensation of the services of the keeper is hereby fixed at $500 per day for the period of service, and such compensation and any advances for working capital or otherwise made by the Secured Party to the keeper shall constitute a part of the Indebtedness secured hereby.

     Section 7.15 FINANCING STATEMENTS. A carbon, photostatic, facsimile or photographic copy, or other reproduction, of this Security Agreement or of any financing statement prepared or filed with respect hereto is sufficient as a financing statement for all purposes.

     Section 7.16 PRIOR SECURITY INTERESTS. This Security Agreement constitutes an amendment, restatement and modification of that certain Sixth Amended and Restated Security Agreement and Assignment from Debtor, Equity Compression Services Corporation, Equity Compressors, Inc. and Sunterra Energy Corporation, as debtors, granting liens and security interests in all of such Debtors' properties and assets to Bank of Oklahoma, National Association ("BOK") as collateral agent and Secured Party, dated as of December 19, 1997, together with the Prior Security Agreements therein described, as such prior liens and security interests were transferred and assigned by BOK to Secured Party on even date herewith pursuant to an Assignment of Note, Liens and Related Documents. Debtor hereby ratifies, confirms and adopts said prior liens and security interests which shall be extended, renewed and carried forward under the terms of this Security Agreement. None of the rights, titles and interests existing and to exist in favor of BOK and its assignees and other lenders in connection with said prior liens and security interests are hereby released, diminished or impaired, and any existing financing statements covering the Collateral shall continue to preserve, protect and perfect all such existing rights, titles and interests.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first written above.


                              DEBTOR:


                              OUACHITA ENERGY CORPORATION


                              By:
                                  --------------------------------
                              Name:  Jack D. Brannon
                              Title: Senior Vice President


                              SECURED PARTY:


                              BANK OF SCOTLAND, NEW YORK BRANCH,
                              As collateral agent


                              By:
                                  --------------------------------
                              Name:  Annie Chin Tat
                              Title: Vice President


Schedules:

     Schedule 1 -   Compressor Equipment
     Schedule 2 -   Locations of Inventory, Compressor Equipment and Equipment
     Schedule 3 -   Description of Real Property where Equipment located in OK,
                    TX and LA

                                   SCHEDULE 2

                             LOCATIONS OF INVENTORY

                       COMPRESSOR EQUIPMENT AND EQUIPMENT



ADDRESS                            CITY                     STATE

5400 North Grand Boulevard         Oklahoma City            Oklahoma
214 South High School Avenue       Columbia                 Mississippi
111 Cargill Road                   Kilgore                  Texas
Miscellaneous                                               Alabama
Miscellaneous                                               Arkansas
Miscellaneous                                               Kansas
Miscellaneous                                               Louisiana
Miscellaneous                                               Mississippi
Miscellaneous                                               Oklahoma
Miscellaneous                                               Texas

                                   SCHEDULE 3




                               LEGAL DESCRIPTION

OKLAHOMA CITY, OKLAHOMA

Lease of office space in Grand Center Executive Suites at 5400 North Grand Boulevard, Oklahoma City, Oklahoma.



DALLAS, TEXAS

Lease of portions of 6th Floor Office Building at 2501 Cedar Springs Road, Dallas, Texas 75201.



KILGORE, TEXAS

Lease of mini warehouse space at 111 Cargill Road, Kilgore, Texas.

                               ASSIGNMENT OF INSURANCES

     Ouachita Energy Corporation, a corporation organized under the laws of the State of Delaware ("Assignor"), in consideration of One Dollar ($1.00) lawful money of the United States of America and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, has sold, assigned, transferred, set over, and granted a security interest, and by this instrument does sell, assign, transfer, set over and grant a security interest in the Insurance Collateral defined below, unto Bank of Scotland, acting through its New York branch ("Assignee"), as collateral agent for the benefit of the Lenders (as defined below) and unto the Assignee's successors and assigns, to it and its successors' and assigns' own proper use and benefit, and as security for the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations and liabilities of the Assignor, now existing or hereafter incurred, under, arising out of or in connection with the following (collectively, "Loan Documents"): (a) the Loan Agreement dated with effect from March 30, 1998 ("Loan Agreement") by and among Assignor (as Borrower), OEC Compression Corporation ("Guarantor"), and Assignee, as Administrative Agent for itself and certain other lenders defined in the Loan Agreement ("Bank Lenders"), (b) all promissory notes in favor of any Bank Lenders, pursuant to the provisions of such Loan Agreement ("Notes"), and (c) Assignor's obligations and liabilities to Prudential pursuant to Assignor's guaranty of Guarantor's indebtedness and liability to Prudential under the Pru Debt (as the terms "Prudential" and "Pru Debt" are defined in the Loan Agreement). The collateral assigned to and held by Assignee hereunder consists of all of the following (collectively, the "Insurance Collateral"):
(i) all insurances (including, without limitation, all risk and peril insurances, property damage and third party liability policies (to the extent assignable)) in respect of all of Assignor's Compressor Equipment, Equipment, Inventory, the Louisiana Facility (as such terms are defined in the Loan Agreement) and all other assets and properties of Assignor, whether real or personal, whether heretofore, now or hereafter effected, and all renewals of or replacements for the same, (ii) except as hereinafter provided, all claims, returns of premium and other moneys and claims for moneys due and to become due under or in respect of said insurances, (iii) all other rights of the Assignor under or in respect of said insurances, and (iv) any proceeds of any of the foregoing. It is expressly agreed that anything herein contained to the contrary notwithstanding, the Assignor shall remain liable under said insurances to perform all of the obligations assumed by it thereunder and the Assignee shall have no obligation or liability (including, without limitation, any obligation or liability with respect to the payment of premiums, calls or assessments) under said insurances by reason of or arising out of this instrument of assignment nor shall the Assignee be required or obligated in any manner to perform or fulfill any obligations of the Assignor under or pursuant to said insurances or to make any payment or to make any inquiry as to the nature or sufficiency of any payment received by it or to present or file any claim, or to take any other action to collect or enforce the payment of any amounts which or may have been assigned to it or to which it may be entitled hereunder at any time or times.

     This Assignment is made pursuant to and as a condition of the Loan Agreement. The Bank Lenders and Prudential are herein collectively called the "Lenders" and capitalized terms used herein and not otherwise defined herein shall have the meanings as defined in the Loan Agreement.

     The Assignor hereby appoints and constitutes the Assignee and its successors and assigns, the Assignor's true and lawful attorney-in-fact, with full power (in the name of the Assignor or otherwise) to ask, require, demand, receive, compound and give acquittance for any and all moneys and claims for moneys due and to become due under or arising out of said insurances, to endorse any checks or other instruments or orders in connection therewith and to file any claims or to take any action or institute any proceedings which the Assignee may deem to be necessary or advisable in the premises; PROVIDED, however, that the Assignee shall not take any action pursuant to the power granted by this paragraph unless an Event of Default under the Loan Documents shall have occurred and be continuing. Such appointment of the Assignee as attorney is irrevocable and is coupled with an interest.

     The Assignor hereby covenants and agrees that notice of this Assignment, in substantially the form of Annex 1 hereto, shall be duly given to all underwriters of the Insurance Collateral and that where the consent of any underwriter is required pursuant to any of the insurances assigned hereby, the Assignee shall use all reasonable efforts to obtain such consent and evidence thereof shall be given to the Assignee, and that there shall be duly endorsed upon all slips, cover notes, policies, certificates of entry or other instruments issued or to be issued in connection with the insurances assigned hereby such clauses and provisions as may be required by the Loan Documents.

     The powers and authority to the Assignee herein have been given for a valuable consideration and are hereby declared to be irrevocable.

     The Assignor agrees that at any time and from time to time, upon the written, reasonable request of the Assignee, the Assignor will promptly and duly execute and deliver any and all such further instruments and documents as the Assignee may reasonably require in obtaining the full benefits of this Assignment and of the rights and powers herein granted.

     The Assignor hereby warrants and represents that it has not assigned or pledged, and hereby covenants that, without the prior written consent thereof of the Assignee, so long as this instrument of assignment shall remain in effect, it will not assign or pledge the whole or any part of the right, title and interest hereby assigned to anyone other than the Assignee, its successors or assigns, and except as permitted by the Loan Documents it will not take or omit to take any action, the taking or omission of which might result in an alteration or impairment of said insurances or this Assignment which could reasonably be expected to have a material adverse effect on any such policy, or of any of the rights created by said insurances or this Assignment.

     All notices or other communications which are required to be made to the Assignee hereunder shall be made by airmail postage prepaid letter or telefax, confirmed by letter to:

               Bank of Scotland
               New York branch, as Agent
               565 Fifth Avenue
               New York, New York 10017
               Attention Annie Chin Tat
               Fax No.: 212-557-9460

or at such other address as any such party may designate by notice to the others.

     Assignee holds the Insurance Collateral as collateral agent for the Lenders pursuant to the provisions of the Intercreditor Agreement defined in the Loan Agreement. Any payments made pursuant to the terms hereof shall be made to such account as may, from time to time, be designated by the Assignee for distribution in accordance with the Loan Documents and Intercreditor Agreement.

     This Assignment shall be governed, construed and interpreted by the laws of the State of Texas.

     None of the terms and conditions of this Assignment may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by the Assignor and the Assignee.

     The Assignor hereby authorizes the Assignee to execute and file Financing Statements (Form UCC-1) and amendments thereto as provided in
Article 9 of the Texas Uniform Commercial Code.

     IN WITNESS WHEREOF, the Assignor has caused this Assignment to be duly executed the 30th day of March, 1998.

                                       OUACHITA ENERGY CORPORATION

                                       By:
                                          -------------------------------------
                                       Name: Jack D. Brannon
                                       Title: Senior Vice President

                                                                        ANNEX 1
                                                    to Assignment of Insurances

                                 NOTICE OF ASSIGNMENT

     OUACHITA ENERGY CORPORATION (the "Owner"), HEREBY GIVES NOTICE that by an Assignment of Insurances dated March 30, 1998 and made between the Owner and Bank of Scotland, New York branch, as collateral agent for itself and certain other lenders (the "Assignee"), the Owner assigned to the Assignee all of the Owner's right, title and interest in and to all insurances and the benefit of all insurances now or hereafter taken out in respect of all of Assignor's assets and properties, both real and personal. This Notice of Assignment and the loss payable clauses and other clauses and provisions as may be required under Section 8.07 of the Loan Agreement (a true copy of which section is being furnished herewith) are to be endorsed on all policies and certificates of entry evidencing such insurance.

                                       OUACHITA ENERGY CORPORATION

                                       By:
                                          -------------------------------------
                                       Name: Jack D. Brannon
                                       Title: Senior Vice President

                           ASSIGNMENT OF LEASES, CONTRACTS
                                AND CONTRACT PROCEEDS
                                AND SECURITY AGREEMENT

     THIS ASSIGNMENT OF LEASES, CONTRACTS AND CONTRACT PROCEEDS AND SECURITY AGREEMENT (this "ASSIGNMENT" or "AGREEMENT") made as of March 30, 1998 by and between Ouachita Energy Corporation, a Delaware corporation ("ASSIGNOR"), whose principal place of business and chief executive office is at 2501 Cedar Springs Road, Suite 600, Dallas, Texas 75201 and Bank of Scotland, an authorized bank in the United Kingdom, constituted by an Act of the Scots parliament of 1695, acting through its New York branch, as collateral agent for itself and certain other Lenders described below ("SECURED PARTY").

                                     WITNESSETH:

                                      RECITALS:

     A. This Assignment is the Assignment of Leases, Contracts and Contract Proceeds and Security Agreement referenced and defined in that certain Amended and Restated Loan Agreement, dated as of March 30, 1998 ("Loan Agreement"), by and among Assignor, OEC Compression Corporation (as guarantor), the sole shareholder of Assignor ("Guarantor"), and Agent, on behalf of itself and certain other lenders defined therein ("Bank Lenders").

     B. The execution of this Assignment is a condition precedent to Bank Lenders' obligations under the Loan Agreement and is given as security for and in support of Assignor's indebtedness and liability (i) to Bank Lenders under the Loan Agreement and other Loan Documents (defined in the Loan Agreement) executed in connection therewith ("Bank Loan Documents"), and (ii) pursuant to a Guaranty Agreement, dated as of July 31, 1997, executed by Assignor to secure Guarantor's obligations and indebtedness to Prudential, and its assignees and holders of the Pru Notes and Subordinated Notes in respect of the Pru Debt (as each such term is defined in the Loan Agreement).

     C. The Bank Lenders and Prudential are herein collectively called "Lenders", and the Bank Loan Documents, all documents evidencing and securing the Pru Debt and the Intercreditor Agreement (described below) are herein collectively called the "Loan Documents".

     D. All other capitalized terms used but not otherwise defined in this Assignment shall bear the meanings assigned to them in the Loan Agreement.

     NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                      ARTICLE I

                                      ASSIGNMENT

     1. ASSIGNMENT. As security for Borrower's obligation to repay all of its indebtedness and Obligations under the Loan Documents (hereinafter, "Indebtedness") Borrower hereby transfers, pledges and assigns to Secured Party, its successors and assigns, for the ratable benefit of the Lenders, and grants Secured Party, for the ratable benefit of the Lenders, a security interest in and to the following collateral ("Collateral"):

          a. All present and future gas compressor equipment master rental agreements, rental agreements, leases, purchase orders, sales contracts and other contracts of any kind for the rental, lease, operation, use or sale of any of Borrower's natural gas compressors, Compressor Equipment and Inventory (as defined in the Loan Agreement and Borrower's Security Agreement), including, without limitation, those master rental agreements, leases and contracts identified in EXHIBIT A hereto, which Exhibit Borrower and Secured Party agree may be updated and supplemented from time to time (collectively, "Contracts").

          b. All present and future maintenance, service and management contracts with any Person in connection with the lease, rental and sale of any of the above Compressor Equipment and Inventory (collectively, "Service Agreements").

          c. All revenues, including, accounts receivable, claims, settlements, recoveries and proceeds of any of the foregoing.

     This instrument shall constitute a security agreement within the meaning of the Texas Business and Commerce Code as now adopted and existing and as it may hereafter be amended or succeeded.

                                      ARTICLE II

                            REPRESENTATIONS AND WARRANTIES

     2. REPRESENTATIONS AND WARRANTIES. Assignor hereby represents and warrants to Secured Party and Lenders that:

          a. The Contracts and Service Agreements, all of which will be submitted to Secured Party for prior approval, prior to the earlier of the Closing Date or execution of each such Contract or Service Agreement (such approval not to be unreasonably withheld) which have been or will be delivered by Assignor to Secured Party are true and correct originals or conforming copies of such Contracts and Service Agreements, and have not been amended or replaced.

          b. Assignor has not executed any prior assignment, pledge or hypothecation of its rights under the Contracts and Service Agreements.

                                     ARTICLE III

                               COVENANTS AND AGREEMENTS

     3. COVENANTS AND AGREEMENTS. Assignor hereby covenants in favor of Secured Party as follows:

          a. Assignor shall promptly deliver to Secured Party the originals of all Contracts set forth in Exhibit A hereto, together with originals of all future material Contracts entered into and executed by Assignor with any third party.


          b. Assignor will perform all of its obligations under the Contracts and Service Agreements in accordance with the terms thereof, and shall not amend, alter or modify the Contracts and Service Agreements without the express prior written consent of Secured Party, except as may be provided in the Loan Agreement (such consent not to be unreasonably withheld).

          c. Assignor shall promptly notify Secured Party of any event of default by Assignor under the Contracts and Service Agreements and shall immediately remedy same.

          d. Assignor shall execute such further and additional instruments and assignments as may be requested by Secured party to vest in Secured Party a valid security interest in and to all rights of Assignor under the Contracts and Service Agreements.

                                      ARTICLE IV

                                SECURED PARTY AS AGENT

     4.  SECURED PARTY AS AGENT. Assignor hereby agrees as follows:

          a. Secured Party holds the Collateral as collateral agent for the Lenders pursuant to, and has all the powers and rights with respect thereto as are set forth in, the Loan Documents, including, but not limited to, the Intercreditor Agreement defined in the Loan Agreement ("Intercreditor Agreement");

          b. Upon an Event of Default (as defined in the Loan Documents) Secured Party shall be deemed irrevocably appointed agent and attorney-in-fact as to performance by Assignor of its obligations under the Contracts and Service Agreements, and as to the enforcement of Assignor of its rights and remedies under the Contracts and Service Agreements;

          c. All costs, expenses and liabilities incurred and payments made by Secured Party and Lenders on behalf of Assignor shall be considered a loan by Secured Party and Lenders to Assignor which shall be repayable on demand and which shall bear interest at the highest legal rate of interest Secured Party may charge Assignor and said loan shall be secured by the Security Instruments;

          d. Regarding the existence of any Event of Default for purposes of this Assignment, Assignor agrees that all parties under the Contracts and Service Agreements may rely upon written certifications from Secured Party that such an Event of Default exists; and

          e. Notwithstanding the foregoing, Secured Party and Lenders shall have no obligation whatsoever to perform any of Assignor's obligations under the Contracts and Service Agreements.

                                      ARTICLE V

                                     FORECLOSURE

     5. FORECLOSURE. This Assignment is executed as additional security for the payment of the Indebtedness and all other indebtedness owing or to become owing by Assignor to Secured Party and Lenders under the Loan Documents, and it is expressly stipulated, covenanted and agreed that an Event of Default by Assignor under the terms of the Loan Documents shall constitute a default under the terms of this Assignment and that foreclosure under the Loan Documents or this Assignment shall operate to foreclose fully the rights of Assignor arising from the Contract and Service Agreements, and in such event, all rights of Assignor under the Contract and Service Agreements shall be vested in the successful bidder at such foreclosure. In addition, Secured Party, as collateral agent for the Lenders, shall have all other rights and remedies of a Secured Party under the Uniform Commercial Code as adopted in Texas.

                                      ARTICLE VI

                                       GENERAL

     6.   GENERAL. Assignor hereby further agrees as follows:

          a. No remedy or right conferred upon Secured Party by operation of law, by this Assignment, the Loan Documents or by any other instrument executed by Assignor in connection therewith is intended to be, nor shall it be, exclusive of any other right or remedy, but each and every remedy or right shall be cumulative and shall be in addition to every other remedy or right conferred upon Assignor and each and every such remedy or right may be pursued by Secured Party in such manner or order, together or separately, and at such times as Secured Party may elect.

          b. If any term or provision of this Assignment, or the application thereof to any person or circumstance shall, to any extent become invalid or unenforceable, the remainder of this Assignment, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Assignment shall be valid and be enforced to the fullest extent permitted by law.

          c. This Assignment shall be governed by and construed and interpreted in accordance with the laws of the State of Texas without regard to its conflict of laws principles.

          d. Debtor shall comply with all other covenants and agreements, concerning the Collateral, as is set forth in the Loan Documents.

          e. No failure on the part of Secured Party to exercise and no delay in exercising, and no course of dealing with respect to, any right, power, or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The rights and remedies provided for in this Agreement are cumulative and not exclusive of any rights and remedies provided by law.

          f. This Agreement shall be binding upon and inure to the benefit of Assignor and Secured Party and their respective successors, and assigns, except that Assignor may not assign any of its rights or obligations under this Agreement without the prior written consent of Secured Party.


          g. THIS AGREEMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO WITH RESPECT TO THE MATTERS COVERED HEREBY AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF. THE PROVISIONS OF THIS AGREEMENT MAY BE AMENDED OR WAIVED ONLY BY AN INSTRUMENT IN WRITING SIGNED BY THE PARTIES HERETO.

          h. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     EXECUTED on the date first above written.

                                       ASSIGNOR:

                                       OUACHITA ENERGY CORPORATION

                                       By:
                                          -------------------------------------
                                       Name: Jack D. Brannon
                                       Title: Senior Vice President


                                       SECURED PARTY:

                                       BANK OF SCOTLAND, NEW YORK BRANCH, as
                                       Collateral Agent for Lenders

                                       By:
                                          -------------------------------------
                                       Name: Annie Chin Tat
                                       Title: Vice President

                                      EXHIBIT A

                    MASTER RENTAL AGREEMENTS, LEASES AND CONTRACTS

GENERAL

     All of Assignor's present and future gas compressor equipment master rental agreements, rental agreements, leases, purchase orders, sales contracts and other contracts for the rental, lease, operation, use or sale of any of Assignor's natural gas compressors.

SPECIFIC

     As of March 30, 1998, no specific master rental agreements. Specific master rental agreements to be listed and supplemented by Assignor from time to time.

                          FORM OF ACKNOWLEDGMENT AND CONSENT

     The undersigned [Lessor/Purchaser] ("Lessor") named in the foregoing Assignment hereby acknowledges receipt of a copy of such Assignment, consents to be bound by the provisions thereof and agrees to perform its obligations under the [Master Rental Agreement/Rental Agreement/Lease Contract] ("Contract") for Secured Party and its assignees, as collateral agent for itself and other Lenders, if requested to do so pursuant to the foregoing Assignment. Lessor acknowledges that Secured Party and Lenders have no liability to Lessor by virtue of the foregoing Assignment unless and until Secured Party exercises its rights under the Assignment and that in no event shall Secured Party or Lenders have liability to Lessor for any default under the Contract by Assignor prior to the date Secured Party exercises its rights hereunder, nor shall Lessor claim any such default as a defense against Secured Party or Lenders for failure to perform its obligations under the Contract.

                                       LESSOR:


                                       By:
                                          -------------------------------------
                                       Name:
                                          -------------------------------------
                                       Title:
                                          -------------------------------------






STATE OF___________ )
                    )
COUNTY OF__________ )


     This instrument was acknowledged before me on the ___ day of __________, 1998 by ___________________________, ___________________ of
_________________________, on behalf of said ________________________.


                                       -------------------------------------
                                       Notary Public in and for the
                                            State of___________


My Commission Expires:

                                      GUARANTEE


     THIS GUARANTEE ("Guarantee") is made as of March 30, 1998, by OEC Compression Corporation, an Oklahoma corporation ("Guarantor") in connection with and in support of that certain Amended and Restated Loan Agreement dated as of March 30, 1998 (the "Agreement"), by and among OUACHITA ENERGY CORPORATION ("Borrower"), and BANK OF SCOTLAND, acting through its New York branch ("Bank"), as Administrative Agent ("Agent"), for itself as a lender, and for certain other lenders to become parties to the. Agreement ("Lenders"), in the maximum amount of up to SIXTY MILLION DOLLARS ($60,000,000), as Lenders may advance to Borrower under the terms of the Agreement (the "Loan"). Unless the context clearly indicates to the contrary, the capitalized terms used herein shall have the meanings attributed to such terms in the Agreement.

                                     WITNESSETH:

     WHEREAS, Guarantor owns 100% of the issued and outstanding common voting stock of Borrower and Guarantor has determined that its execution, delivery and performance of this Guarantee may reasonably be expected to benefit Guarantor, directly or indirectly, and is in the best interest of Guarantor;

     WHEREAS, the execution of this Guarantee is a condition precedent to Lenders extending the Loan to Borrower;

     WHEREAS, on even date herewith, Borrower executed in favor of Bank a Revolving Credit Note in connection with the Loan and, under the Agreement, Borrower agreed to execute such further Revolving Credit Notes and, after the Conversion Date, Term Notes, in favor of each additional Lender which becomes a party to the Agreement (Bank and all such additional lenders hereinafter collectively referred to as "Lenders" or, individually, a "Lender") (all Revolving Credit Notes, and all Term Notes are hereinafter sometimes collectively called "Notes" and, each, a "Note");

     WHEREAS, to better secure the Agreement and Notes, Borrower has granted Lenders, and Agent, on behalf of Lenders, has taken certain security interests, mortgages, pledges, assignments and liens ("Security Interests") over certain collateral, property and assets of Borrower ("Collateral"), all as more particularly described in the Agreement and various security documents executed in connection therewith ("Security Instruments"); and

     WHEREAS, Prudential (as defined in the Loan Agreement), on behalf of the holders of the Pru Notes and the Subordinated Notes (each as defined in the Loan Agreement and, collectively, the "Pru Debt") has consented to the execution of this Guarantee;

     NOW THEREFORE:

          In consideration of the loans and financial accommodation extended thereunder and in order to induce the Lenders to execute and deliver the Agreement and make the Loans thereunder, Guarantor hereby agrees as follows:

     1. GUARANTEE. Guarantor hereby unconditionally and irrevocably guarantees (as primary obligor and not merely as surety) the full and punctual payment when due, whether at stated maturity or by acceleration, of the indebtedness, obligations and liabilities of Borrower under the Agreement, the Notes and Security Instruments to Agent, Bank and Lenders whether for principal, interest, Fees, costs, expenses (including, without limitation, which may be paid or incurred by the Bank in collecting said indebtedness, obligations or liabilities) or Taxes (all such indebtedness, obligations and liabilities being hereinafter collectively referred to as the "Obligations").

     2. OBLIGATIONS PAID IN ACCORDANCE WITH TERMS THEREOF. Guarantor guarantees that the Obligations will be paid in lawful currency of the United States of America strictly in accordance with the terms and provisions of the Agreement and Notes, free and clear of and without deduction for any present or future Tax, or other levy, impost or any other charge, if any, of any nature whatsoever now or hereafter imposed by any taxing authority. If the making of such payments is prohibited by law unless such a Tax, or other levy, impost or other charge is deducted or withheld therefrom, Guarantor shall pay to Agent, for the equal and ratable benefit of the Bank and Lenders, such additional amounts as may be necessary in order that the net amounts received by Agent, for the equal and ratable benefit of the Bank and Lenders, after such deduction or withholding shall equal the amounts which would have been received if such deduction or withholding were not required. The Obligations of Guarantor hereunder shall not be excused, discharged or affected in any other manner, by any regulation or decree now or hereafter in effect in any jurisdiction which might in any manner affect any of such terms or provisions or the rights of the Agent, Bank or Lenders with respect thereto as against Borrower, or which might cause or permit to be invoked any alteration in the time, amount or manner of payment by Borrower of any of the Obligations, and Guarantor agrees to perform its Obligations and make all payments required hereunder promptly after receipt of a demand therefor from the Agent.

     3. ENFORCEMENT OF GUARANTEE. Subject always to the provisions of the Loan Agreement and Intercreditor Agreement (defined in the Loan Agreement, herein "Intercreditor Agreement"), the Agent, in its sole discretion, may proceed to exercise any right or remedy which it may have under this Guarantee, for the benefit of Bank and Lenders, without pursuing or exhausting any right or remedy which it may have against Borrower or any other guarantor without regard to any actions or omissions of Borrower.

     4. GUARANTEE ABSOLUTE. This is a Guarantee of payment and not of collection. The Obligations of Guarantor hereunder shall be absolute and unconditional irrespective of the validity, legality or enforceability of the Agreement, the Notes, the Security Instruments or any other circumstances which might otherwise constitute a legal or equitable discharge of a guarantor, it being agreed that the Obligations of Guarantor hereunder shall not be discharged for any reason (including, but not limited to, the payment by Guarantor of all or part of its Obligations to the Agent, Bank or Lenders under any other guarantee or instrument) except by payment as herein provided. The rights of the Bank and the Obligations of Guarantor under this Guarantee shall in no way be affected by any right of set-off, claim, counterclaim or defense or any other right which Guarantor may have against Borrower, the Agent, Bank or Lenders or which Borrower may have against Agent, Bank or Lenders, and Guarantor hereby expressly subordinates and makes inferior to Agent, on behalf of Bank and Lenders, any and all indebtedness, liability, Obligations, claim or right existing, or which hereafter may arise, in its favor from Borrower.

     5. GUARANTEE NOT AFFECTED. Guarantor hereby agrees that this Guarantee shall not be affected by any invalidity of or defect or deficiency or any release in or amendment or waiver of or consent to departure from the Agreement, the Notes or Security Instruments or any mortgage, guarantee, deed of trust or other instrument whether similar or dissimilar, which (i) is issued in connection with, evidencing or securing payment of the Obligations,
(ii) any other Obligations of Guarantor to the Agent, Bank or Lenders, or
(iii) secures this Guarantee; and Guarantor further consents and agrees that, at any time and from time to time:

          (a) any action may be taken under or in respect of the Agreement in the exercise of any remedy, power or privilege therein contained or otherwise with respect thereto, or such remedy, power or privilege may be waived, omitted or not exercised;

          (b) the time for Borrower's performance of or compliance with any term, covenant or agreement on its part to be performed or observed under this Agreement may be extended, or such performance or compliance waived, or failure in or departure from such performance consented to; and

          (c) the liability of Borrower to pay any and all of the Obligations may be settled or compromised, and the payment of any and all of the Obligations may be subordinated to the prior payment of any other debts or claims of Borrower;

all in such manner and upon such terms as the Bank may deem proper, and without notice to or further assent from Guarantor, and all without affecting this Guarantee or the Obligations of Guarantor hereunder, which shall continue in full force and effect until all of the Obligations of Guarantor hereunder shall have been fully paid and performed. Notwithstanding the foregoing, without the consent of Guarantor, (i) no amendment or modification to the Agreement or any terms thereof may increase the aggregate principal amount of the Loans described in the Agreement and Notes; and (ii) the time and place of final maturity of the Loans described in the Agreement and Notes may not be extended or waived.

     6. WAIVER. Guarantor hereby waives notice of acceptance and acceptance of this Guarantee, presentment, demand, protest, notice of the occurrence of an Event of Default under and as defined in the Agreement, any requirement for bringing of suit against or making any demand on Borrower or any other party, and any requirement on Agent's, Bank's or Lender's parts to enforce any of their rights against the Collateral prior to collecting from Guarantor and any other notice of any kind whatsoever (except for the demand referred to in Section 2 hereof) with respect to all of the Obligations, and promptness in making any claim or demand hereunder; but no act or omission of any kind with regard to any of the foregoing matters shall in any way effect or impair this Guarantee.

     7. REINSTATEMENT. This Guarantee shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Agent, Bank or Lenders upon the insolvency, bankruptcy or reorganization of Borrower, or otherwise, all as though such payment had not been made.

     8. REPRESENTATIONS AND WARRANTIES. Guarantor hereby represents and warrants the matters as set forth below as of the date hereof, and shall be deemed to so represent and warrant as of the date of each Advance and each Interest Payment Date under the Agreement and Notes:

          (a) Guarantor has the full power, authority and legal right to guarantee and incur the Obligations provided for in this Guarantee and to execute and deliver, and to perform and observe the terms and provisions of, this Guarantee;

          (b) The execution and delivery of and the performance and observance of the terms and provisions of this Guarantee do not conflict with, violate or infringe any provisions of any legal or contractual obligations or liability of or pertaining to Guarantor, except for its obligations under the Pru Debt (and Prudential has consented to this Guarantee);

          (c) This Guarantee has been duly executed and delivered and constitutes the legal, valid and binding obligation of Guarantor enforceable against Guarantor in accordance with its terms;

          (d) The value of the consideration received and to be received by Guarantor in connection with this Guarantee is reasonably worth at least as much as the liability of and Obligations guaranteed by Guarantor hereunder, and such liability and Obligations may reasonably be expected to benefit Guarantor directly or indirectly;

          (e) All guarantees and obligations of Guarantor hereunder are unconditional, direct obligations of Guarantor for the payment and performance of which the full faith and credit of Guarantor is pledged and such obligations rank at least PARI PASSU in all respects with all other debts of Guarantor (including, but not limited to, the Pru Debt), subject however, to the provisions of the Intercreditor Agreement; and

          (f) Guarantor agrees to faithfully and timely honor, comply with and perform all of the covenants, agreements, Obligations, representations and warranties, given by and required of Guarantor under the provisions of this Guarantee and the Agreement.

     9.   COVENANTS.

          (a) Guarantor covenants and agrees that so long as any part of the Obligations shall remain unpaid, Guarantor will not take any action which would prevent or interfere with the performance by Borrower of any of the covenants, agreements and Obligations of Borrower contained in the Agreement, Notes and Security Instruments and will take or cause to be taken all necessary action to enable Borrower to perform such covenants, agreements and Obligations. In the event that, (i) Guarantor shall pay to the Agent, Bank or any Lender all or any part of the Obligations, and (ii) all of the Obligations shall be paid in full, the Agent, Bank and Lenders, at the request in writing of Guarantor, shall execute in favor of and deliver to Guarantor appropriate documents without representation or warranty of any kind, necessary to evidence the transfer by subrogation to the Guarantor of an interest in and to the Obligations resulting from the payment of Guarantor to the Agent for the equal and ratable benefit of the Lenders and the Agent, Bank and Lenders shall have no further responsibility to Guarantor or any other person or entity with respect thereto.

          (b) Further, Guarantor shall, as soon as possible and in any event no later than fifteen (15) calendar days (or such other period as required under the Agreement) after acquiring knowledge of its occurrence, give notice to the Agent of any Event of Default under the Agreement, Notes or Security Instruments or any event which upon notice or lapse of time, or both, would constitute an Event of Default under the Agreement, Notes or Security Instruments, setting forth the details of such Event of Default and setting forth the details of the action which Borrower proposes to take with respect thereto. Further, Guarantor shall take any action necessary in order that its Obligations under this Guarantee will rank in right of payment and in right of security at least equally and ratably with all other debt, now or hereafter existing, of Guarantor (including, but not limited to, the Pru Notes and PARI PASSU Debt) but shall rank superior and prior to the Subordinated Notes and Subordinated Debt.

     10. NO WAIVER: AMENDMENTS. ETC. No failure or delay on the part of the Agent in exercising any right or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right or remedy preclude any other right or remedy hereunder. No amendment, modification, termination or waiver of any provision of this Guarantee nor consent to any departure by Guarantor therefrom shall in any event be effective unless the same shall be in writing, signed by the Agent and be for the specific purpose for which given. No notice to or demand on Guarantor in any case shall entitle Guarantor to any other or further notice or demand in similar or other circumstances.

     11. NOTICES. All communications or notices between the Agent and Guarantor provided for herein shall be in writing:

          (a) By personal delivery, mail, first class postage prepaid, or by authenticated telecopy with automatic certification of receipt, and addressed to the applicable party as set forth below:

     IF TO THE GUARANTOR:  OEC COMPRESSION CORPORATION
                           2501 Cedar Springs Road
                           Dallas, Texas 75201
                           Attn: Jack Brannon
                           Title: Senior Vice President, Chief Financial Officer Telephone No.: (214) 953-9560
                           Telecopy No.:  (214) 953-9561

     IF TO THE AGENT:      BANK OF SCOTLAND
                           New York branch
                           565 Fifth Avenue
                           New York, NY 10017
                           Attn: Annie Chin Tat
                           Title: Vice President
                           Telephone No.: (212) 450-0800
                           Telecopy No.:  (212) 557-9460

          (b) When so delivered, mailed or telecommunicated, all such communications and notices shall be effective upon dispatch; PROVIDED, HOWEVER, that communications or notices to the Agent pursuant to any of the provisions hereof shall be effective upon receipt.

     12. GOVERNING LAW. This Guarantee and other instruments or documents required hereunder shall be governed and interpreted by, and construed under, the laws of the State of Texas.

     13. CONTINUING GUARANTEE; TRANSFER OF THE INDEBTEDNESS. Guarantor hereby represents and agrees that this is a continuing guarantee, and (a) shall remain in full force and effect until payment in full of the Obligations; (b) shall be binding upon Guarantor and its successors; and (c) shall inure to the benefit of and be enforceable by the Agent, on behalf of the Bank and Lenders, its successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), the Agent, on behalf of the Bank and Lenders, may upon written notice to Guarantor, pursuant to the Agreement, sell, assign, transfer and/or grant participation in, or otherwise dispose of to any other person, firm or corporation, all or part of the indebtedness of Borrower outstanding pursuant to the Agreement, Notes or Security Instruments and such subsequent holder of the Obligations, or any portion thereof, shall thereupon become vested with all the powers and rights in respect thereof granted to the Agent, Bank and Lenders herein.

     14. JURISDICTION. ETC. Guarantor agrees that any legal action or proceeding with respect to this Guarantee, or the Obligations or any action or proceeding to execute or otherwise enforce any judgment obtained against it or any of its property, may be brought in any state or United States federal court in the State of Texas; provided always that suit may be brought in the courts of any state or place where Guarantor or any of its assets may be found, and, by execution and delivery of this Guarantee, Guarantor irrevocably submits to each such jurisdiction. Guarantor hereby irrevocably agrees that service of any summons or suit against it hereunder may be made in any manner permitted by applicable law (including, but not limited to, mailing a copy of any summons or other legal process in any such action or proceeding to Guarantor, postage prepaid, or by personally delivering a copy of same to Guarantor, at its address specified herein). The mailing, personal service or other permitted service, as herein provided, of such summons or other legal process in any such action or proceeding in Texas shall be deemed personal service and accepted by Guarantor as such, and shall be legal and binding upon Guarantor for all the purposes of any such action or proceeding. Should Guarantor fail to appear or file a responsive pleading within the period of time required by law, it shall be deemed in default and judgment may be entered in favor of Agent, Bank or Lenders against Guarantor for the amount as demanded in any summons, complaint or other process so served. Any final judgment against Guarantor in any such legal action or proceeding shall be conclusive and may be enforced in other jurisdictions according to the laws of such other jurisdictions (including, but not limited to, the State of Texas) by suit on the judgment. In addition, Guarantor irrevocably waives any objection which it may now or hereafter have to the laying of venue of any suit, action, or proceeding, arising out of or relating to this Guarantee or the Obligations, brought in any state court or United States federal court of the State of Texas, and hereby further irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

     15. SEVERABILITY. Should any clause, sentence, paragraph or section of this Guarantee be judicially declared to be invalid, unenforceable or void, such decision will not have the effect of invalidating or voiding the remainder of this Guarantee, and the parties hereto agree that the part or parts of this Guarantee so held to be invalid, unenforceable of void will be deemed to have been stricken herefrom and the remainder will have the same force and effectiveness as if such part or parts had never been included herein.

     16. CAPITALIZED TERMS. All capitalized terms used but not otherwise defined in this Guarantee shall bear the respective meanings assigned to them in the Agreement and Security Instruments.

17. FINAL AGREEMENT. THIS GUARANTEE, TOGETHER WITH THE AGREEMENT, NOTES AND OTHER LOAN DOCUMENTS IN CONNECTION

THEREWITH, REPRESENT THE FINAL GUARANTEE AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OR PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO WRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

      IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first written above.

                                       OEC COMPRESSION CORPORATION


                                       By:
                                          -------------------------------------
                                       Name:  Jack D. Brannon
                                       Title: Senior Vice President

                         ASSIGNMENT OF DEPOSIT ACCOUNT,
                         PLEDGE AND SECURITY AGREEMENT


     THIS ASSIGNMENT OF DEPOSIT ACCOUNT, PLEDGE AND SECURITY AGREEMENT ("Pledge Agreement") is made and entered into as of this 30th day of March, 1998, by OUACHITA ENERGY CORPORATION, a Delaware corporation, ("Borrower"), in favor of BANK OF SCOTLAND, an authorized bank in the United Kingdom constituted by an Act of the Scots Parliament of 1695 under the laws of Scotland, acting through its New York branch, as collateral agent ("Agent") for itself and certain other Lenders defined below.

                                   RECITALS:

     A. This Pledge Agreement is the Assignment of Controlled Account referenced and defined in that certain Amended and Restated Loan Agreement, dated as of March 30, 1998 ("Loan Agreement"), by and among Borrower, OEC Compression Corporation (as guarantor), the sole shareholder of Borrower ("Guarantor"), and Agent, on behalf of itself and certain other lenders defined therein ("Bank Lenders").

     B. The execution of this Pledge Agreement is a condition precedent to Bank Lenders' obligations under the Loan Agreement and is given as security for and in support of Borrower's indebtedness and liability (i) to Bank Lenders under the Loan Agreement and other Loan Documents (defined in the Loan Agreement) executed in connection therewith ("Bank Loan Documents"), and
(ii) pursuant to a Guaranty Agreement, dated as of July 31, 1997, executed by Borrower to secure Guarantor's obligations and indebtedness to Prudential, and its assignees and holders of the Pru Notes and Subordinated Notes in respect of the Pru Debt (as each such term is defined in the Loan Agreement).

     C. The Bank Lenders and Prudential are herein collectively called "Lenders", and the Bank Loan Documents, all documents evidencing and securing the Pru Debt and the Intercreditor Agreement (described below) are herein collectively called the "Loan Documents".

     D. All other capitalized terms used but not otherwise defined in this Pledge Agreement shall bear the meanings assigned to them in the Loan Agreement.

I.   PARTIES, COLLATERAL AND OBLIGATIONS

     (1) PARTIES AND COLLATERAL. Borrower, for valuable consideration, receipt of which is hereby acknowledged, hereby grants a security interest in, assigns and pledges to Agent for the ratable benefit of the Lenders, all of the following property and all additions, accessions, substitutions, renewals or extensions thereof in whatever form (hereinafter collectively called the "Collateral"):

     The whole of, including the principal amount of and all cash from time to time in, the deposit account and standing to the credit of the Borrower deposited with Bank of Oklahoma at Bank of Oklahoma Tower, One Williams Center, 8th Floor - Energy, Tulsa, OK 74192 ("Depository Bank"); Deposit Account Number: 100968827 in such principal amount therein as on the date hereof and all increases in, additions to, accretions, renewals or extensions thereof, together with all proceeds thereof and interest thereon, and all monies or other income, sums deposited into and benefits attributable or accruing to said account, which Borrower is or may hereafter become entitled to receive from said account, whether for principal, interest, fees, expenses or otherwise.

     Upon the execution of this Pledge Agreement by or on behalf of Borrower, Borrower shall deliver, or cause to be delivered to Agent, the deposit account, monies, certificates of deposit, deposit receipts, savings or passbook accounts and bank balances, subject to this Pledge Agreement, and all receipts and writings evidencing such deposit account; furthermore, if any deposit account or accounts, money or monies, certificates of deposit, time deposits, savings or passbook accounts, bank balances are, at any time or times, included in the Collateral, whether as proceeds or otherwise, Borrower shall promptly deliver the same to Agent upon the receipt thereof by Borrower, and in any event, promptly upon demand therefor by Agent. The Agent shall hold the Collateral to secure the Obligations (defined below) to the Lenders pursuant to the terms of the Intercreditor Agreement, of even date herewith, by and between Prudential and Agent and consented to by Borrower and Guarantor ("Intercreditor Agreement") and the other Loan Documents.

     (2) OBLIGATIONS. The security interest granted herein secures the payment and performance of all indebtedness (whether for principal, interest, costs, fees, expenses, etc.), liabilities and obligations of Borrower to Agent and Lenders (hereinafter collectively called the "Obligations") due or to become due, now existing or hereafter arising (and all modifications, renewals, extensions, rearrangements, substitutions and replacements of the Obligations, and any of the same), under the Loan Documents by or from Borrower to Agent and Lenders, and including all interest, costs and expenses and attorneys' fees and legal expenses payable by Agent and Lenders in connection herewith or therewith. Unless otherwise agreed, all of the Obligations shall be payable at the offices of Agent.

     (3) TITLE: RELEASE. Borrower warrants that it is the legal and beneficial owner of the Collateral, free and clear of all liens and encumbrances, other than the lien and security interest granted herein. Agent agrees that during the term of this Pledge Agreement, title in and to the Collateral is and shall remain in Borrower subject to this assignment, security interest and pledge to Agent, and provided that Agent shall have all the rights and remedies regarding the Collateral as set out in this Pledge Agreement. Upon satisfaction in full of the Obligations, if Agent has no duty under the Loan Documents to make further loans or grant further financial accommodation of any kind to Borrower to be secured by the Collateral, Agent shall release to Borrower the security interest hereby created and release to Borrower any and all certificates of deposit, deposits, passbooks, bank balances, instruments or documents of any kind evidencing the Collateral.

     (4) PRINCIPAL AND INTEREST INCOME AND MONIES. Notwithstanding any other provision to the contrary herein contained, unless and until a Default or Event of Default (as defined in the Loan Documents) has occurred, Borrower may (a) withdraw, keep, retain and spend in any manner it sees fit all interest earned on the Collateral, and (b) withdraw, spend and utilize, all principal and other monies and sums standing to the credit of Borrower in said deposit account, for and in the regular course of operation of Borrower's business of owning, leasing, renting and selling natural gas compressors and all parts and equipment therefor.

     (5) AGENT'S ROLE. Notwithstanding any other provisions to the contrary contained herein, Agent holds the Collateral, and all its rights and powers thereto and therein are to be exercised, on behalf of the Lenders pursuant to the terms of the Loan Documents and Intercreditor Agreement.

II.  RESTRICTION ON ASSIGNED ACCOUNTS

     Borrower hereby agrees that no withdrawal, charge against, encumbrance, sale or other disposition of or encumbrance against any of the Collateral, except as may be otherwise specifically provided in Section I(4) above or in the Loan Documents, shall be permitted without the prior written consent of Agent. Subject to the provisions of said Loan Documents, the Collateral shall be held for the sole use and subject to the exclusive control of Agent, and the Collateral may be released only upon the Agent's written direction. Upon satisfaction in full of the Obligations, the Collateral shall be released as set forth in Article I, Section 3 above.

III.  REMEDIES

     If any Event of Default (as defined in the Loan Documents) shall have occurred:

     (1) RIGHTS UNDER UNIFORM COMMERCIAL CODE. Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it pursuant to the provisions of applicable law, all the rights and remedies of a secured party on default under the Uniform Commercial Code (the "Code") (whether or not the Code, by its terms, applies to the affected Collateral) and also may, without demand or notice of any kind to Borrower, (a) withdraw, draw or charge against the Collateral, all or any part of the Obligations when due, by acceleration or otherwise, including any interest which shall have accrued thereon or which shall be payable with respect thereto, (b) execute and deliver such drafts and other instruments and take all such other action as Agent may deem necessary or appropriate in order to realize upon the Collateral, and the Depository Bank is hereby authorized to honor drafts drawn by Agent against any of the Collateral, and (c) the Depository Bank shall hold the Collateral for the benefit of Agent or its nominees and assignees and permit no further withdrawals from or charges against the Collateral except in favor of Agent; PROVIDED, HOWEVER, that the Depository Bank shall be allowed to collect from the Collateral in its possession a reasonable maintenance charge therefor and shall be entitled to charge-back against such Collateral for timely and properly presented return items.

     (2) TRANSFER OF COLLATERAL. Agent is expressly granted the right, at its option, after Default and without notice to Borrower, to transfer or register the Collateral, or any part thereof, in its name, or in the name of its nominee, and to receive the monies, income, proceeds or benefits attributable or accruing thereto and to hold the same as security for the Obligations or to apply the same on the principal and interest or other amounts owing on any of the Obligations, whether or not then due, in such order or manner as Agent may elect.

     (3) COLLECTION AND WITHDRAWAL OF COLLATERAL. To facilitate the rights of Agent hereunder, Borrower authorizes Agent, its officers, agents or assigns, to collect and withdraw all or any part of the Collateral without notice to or further consent by Borrower, and Borrower constitutes and appoints Agent the true and lawful attorney of Borrower with power of substitution to ask, demand, collect, receive, receipt for, sue for, compound and give acquittance for any and all amounts which may be or become due or payable under the Collateral, to execute any and all withdrawal receipts or other orders for the payment of money drawn on the Collateral and to endorse the name of Borrower on all commercial paper, drafts, checks and other instruments given in payment or in part payment thereof, and in its discretion to file any claim or take any other action or proceeding, either in its own name or in the name of the undersigned or otherwise, which Agent may deem necessary or appropriate to protect and preserve the right, title and interest of Agent hereunder.

     (4) RIGHT OF SETOFF. Agent may apply or set off such deposits, cash, sums or other Collateral as it deems fit to satisfy the Obligations.

     (5) DEPOSITORY BANK PAYMENTS. Borrower authorizes and directs the Depository Bank to pay over to Agent, its officers, agents or assigns, upon demand, all or any part of the Collateral without the Depository Bank making any inquiries as to the status or balance of the indebtedness of Borrower to Agent and without any notice to or further consent by Borrower. Borrower agrees to indemnify the Depository Bank and hold same harmless from all expenses and losses which it may incur or suffer as a result of any payment it makes to Agent pursuant to this or the preceding paragraph.

     (6) PROOF OF ACTION OR FACTS. All recitals in any instrument of assignment or any other instrument executed by Agent incident to the sale, transfer, assignment or other disposition or utilization of the Collateral or any part thereof hereunder shall be full proof of the matters stated therein and no other proof shall be required to establish full, legal propriety of the sale or other action taken by Agent or of any fact, condition or thing incident thereto and all prerequisites of such sale or other action or of any fact, condition or other incident thereto shall be presumed conclusively to have been performed or to have occurred.

     (7) MARSHALLING OF ASSETS. All rights to marshalling of assets of Borrower, including any such right, with respect to the Collateral, are hereby waived by Borrower.

     (8) RIGHT TO NOTICE AND TO CURE DEFAULT. Borrower shall have all rights to notice and opportunities to cure any Event of Default given to it under the terms of the Loan Agreement.

     (9) RIGHT TO TAKE CONTROL OF COLLATERAL. The right of Agent to take possession or control of the Collateral upon the happening of any of the events or conditions constituting an Event of Default may be exercised without resort to any court proceeding or judicial process whatever and without any hearing whatever thereon; and, in this connection, BORROWER EXPRESSLY WAIVES ANY CONSTITUTIONAL RIGHTS OF BORROWER WITH REGARD TO NOTICE, ANY JUDICIAL PROCESS OR HEARING PRIOR TO THE EXERCISE OF THE RIGHT OF AGENT TO TAKE POSSESSION OR CONTROL OF THE COLLATERAL UPON THE HAPPENING OF ANY OF THE EVENTS OR CONDITIONS CONSTITUTING AN EVENT OF DEFAULT.


IV.  GENERAL

     (1) SECURITY INTEREST ABSOLUTE. All rights of Agent and all obligations of Borrower hereunder shall be absolute and unconditional, irrespective of:

          (a) any lack of validity or enforceability of the Loan Documents, or any other agreement or instrument relating thereto or executed in connection therewith or herewith;

          (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations or any other amendment or waiver of or any consent to any departure from the Loan Documents, or any other agreement or instrument relating thereto or executed in connection therewith;

          (c) any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Obligations; or

          (d) any other circumstances which might otherwise constitute a defense available to, or a discharge of, Borrower in respect of the Obligations or this Pledge Agreement.

     (2) COSTS AND EXPENSES. Borrower agrees to pay on demand all reasonable costs and expenses in connection with the preparation, execution, delivery, filing, recording and administration of this Pledge Agreement, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for Agent and Lenders with respect thereto and with respect to advising Agent as to its rights and responsibilities under this Pledge Agreement and with respect to the Obligations, all stamp and other taxes or fees payable in connection herewith or with any other documents executed or delivered herewith and all costs and expenses, if any, in connection with the enforcement of this Pledge Agreement and the Obligations, including, but not limited to, the reasonable fees and out-of-pocket expenses of counsel for Agent and Lenders with respect thereto and costs and expenses in connection with the custody, preservation, use or operation of, or the sale of, or collection from, or other realization upon, any of the Collateral. FURTHERMORE, BORROWER AGREES TO INDEMNIFY AND HOLD HARMLESS AGENT, LENDERS AND THE DEPOSITORY BANK FROM AND AGAINST ANY AND ALL, STAMP TAXES, FEES, CLAIMS, LOSSES AND LIABILITIES, INCLUDING ANY

SUCH NEGLIGENCE OF BORROWER, GROWING OUT OF OR RESULTING FROM THIS PLEDGE AGREEMENT (INCLUDING, WITHOUT LIMITATION, ENFORCEMENT OF THIS PLEDGE AGREEMENT) OR ANY OTHER DOCUMENT OR AGREEMENT EXECUTED IN CONNECTION WITH THE OBLIGATIONS, EXCEPT CLAIMS, LOSSES OR LIABILITIES RESULTING FROM AGENT'S, LENDER'S OR THE DEPOSITORY BANK'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

     (3) PERSONAL LIABILITY OF BORROWER. This Pledge Agreement shall not be construed as relieving Borrower from full personal liability on the Obligations secured hereby and for any deficiency thereon.

     (4) NO WAIVERS. No delay or omission on the part of Agent in exercising any right hereunder shall operate as a waiver of any such right or any other right. A waiver on any one or more occasions shall not be construed as a bar to or waiver of any right or remedy on any future occasion.

     (5) OTHER SECURITY. The execution and delivery of this Pledge Agreement in no manner shall impair or affect any other security (by endorsement or otherwise) for the payment of the Obligations and no security taken hereafter as security for payment of any part or all of the Obligations shall impair in any manner or affect this Pledge Agreement, all such present and future additional security to be considered as cumulative security. Any of the Collateral may be released from this Pledge Agreement without altering, varying or diminishing in any way the force, effect, lien, security interest or charge of this Pledge Agreement as to the Collateral not expressly released, and this Pledge Agreement shall continue as a first lien, security interest and charge on all of the Collateral not expressly released until all sums and indebtedness secured hereby have been paid in full. Any future assignment or attempted assignment or transfer of the interest of Borrower in and to any of the Collateral shall not deprive Agent of the right to sell or otherwise dispose of or utilize all of the Collateral as above provided or necessitate the sale or disposition thereof in parcels or in severalty.

     (6) NOTICES. Any notice or demand to Borrower hereunder or in connection herewith may be given and shall conclusively be deemed and considered to have been given pursuant to the terms of the Loan Documents.

     (7) SUCCESSORS AND ASSIGNS. All rights of Agent hereunder shall inure to the benefit of its successors and assigns; and all obligations of Borrower shall bind its permitted successors or assigns.

     (8) FURTHER TERMS DEFINED. As used in this Pledge Agreement and when required by the context, each number (singular and plural) shall include all numbers, and each gender shall include both genders; and unless the context otherwise requires, the word "person" shall include "corporation, firm or association."

     (9) GOVERNING LAW. This pledge Agreement shall be governed, construed and interpreted in accordance with the laws of the State of Texas and of the United States of America, to the extent applicable.

     (10) SEPARABILITY. Wherever possible, each provision of this Pledge Agreement shall be interpreted in such manner as to be effective and valid under applicable law. Should any clause, sentence, paragraph, subsection or Section of this Pledge Agreement be judicially declared to be invalid, unenforceable or void, such decision will not have the effect of invalidating or voiding the remainder of this Pledge Agreement, and Borrower agrees that the part or parts of this Pledge Agreement so held to be invalid, unenforceable or void will be deemed to have been stricken herefrom and the remainder will have the same force and effectiveness as if such stricken part or parts had never been included herein.

     (11) FINAL AGREEMENT. THIS PLEDGE AGREEMENT AND OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE MATTERS COVERED HEREBY AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR,
CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     (12) COUNTERPARTS. This Pledge Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have executed this Pledge Agreement effective as of the date first above written.

                              OUACHITA ENERGY CORPORATION



                              By:
                                  ---------------------------
                              Name:  Jack D. Brannon
                              Title: Senior Vice President


                              BANK OF SCOTLAND, NEW YORK BRANCH, AS AGENT



                              By:
                                  ---------------------------
                              Name:  Annie Chin Tat
                              Title: Vice President

                            NOTICE OF ASSIGNMENT OF
                                DEPOSIT ACCOUNT


TO:  Bank of Oklahoma, National Association
     P. O. Box 2300
     One Williams Center
     Tulsa, OK 74192

     Attached hereto is one signed copy of an Assignment of Deposit Account, Pledge and Security Agreement (the "Assignment") which assigns Deposit Account, No. 100968827, and all monies, cash, proceeds and sums deposited therein, held in the name of Ouachita Energy Corporation, to Bank of Scotland, New York branch, as security for the payment to such bank, as collateral agent for itself and certain other Lenders, of certain Obligations as defined in the Assignment.

     Please evidence your receipt of this Notice of Assignment and the Assignment by executing the Acceptance attached hereto and returning same to the undersigned in the enclosed self-addressed, stamped envelope. You may retain the enclosed copy of the Notice of Assignment of Deposit Account (with a copy of the Assignment attached) for your files.

     Until written notice of release from Bank of Scotland is received by you, please pay the amount in said account directly to Bank of Scotland, New York branch, on demand, to the extent provided for in said Assignment.

     Dated this ___ day of March, 1998.


                         BANK OF SCOTLAND, NEW YORK BRANCH, AGENT



                              By:
                                  ---------------------------
                              Name:  Annie Chin Tat
                              Title: Vice President

                              OUACHITA ENERGY CORPORATION, ACCOUNT
                              OWNER


                              By:
                                   ---------------------------
                              Name:  Jack D. Brannon
                              Title: Senior Vice President

                                   ACCEPTANCE



TO:  Bank of Scotland, New York branch


     The undersigned hereby accepts the foregoing Notice of Assignment of Deposit Account, No. 100968827, and all monies, cash, proceeds and sums deposited therein (the "Account"), in the name of Ouachita Energy Corporation ("Account Owner") to Bank of Scotland, New York branch, as collateral agent for itself and certain other lenders ("Bank"), and agrees to hold such sums for your benefit, subject to use by the Account Owner, to pay all sums in the Account directly to Bank upon written notification to us by Bank that a Default has occurred under the Loan Agreement entered into by and between Account Owner and Bank unless you have released same in writing. Our records do not disclose any liens or claims of any kind against the Account.

     We further certify that the officer signing this acknowledgment has authority to do so.

     Dated this _____ day of March, 1998.

                         BANK OF OKLAHOMA, NATIONAL ASSOCIATION




                         By:
                             -----------------------------
                         Name:
                             -----------------------------
                         Title:
                             -----------------------------

                     ASSIGNMENT OF SECURITY INTEREST IN AIRCRAFT


     For value received, BANK OF OKLAHOMA, NATIONAL ASSOCIATION, as Collateral Agent (the "SECURED PARTY") does hereby sell, assign, and transfer all of its right, title, and interest in and to the Security Agreement (Aircraft Chattel Mortgage) and in the Aircraft (defined hereinafter) covered thereby, unto BANK OF SCOTLAND, New York branch (the "ASSIGNEE") as collateral agent for itself and certain other Lenders, and Secured Party hereby authorizes the said Assignee to do every act and thing necessary to collect and discharge the same. The Secured Party warrants that it is the owner of a valid security interest in the said Aircraft, but in all other respects this Assignment is made without warranty or representation of any kind and without recourse to Secured Party.

     The Security Agreement and collateral assigned in this Assignment consist of a Security Agreement (Aircraft Chattel Mortgage) dated August 5, 1997, filed September 8, 1997, recorded at the Federal Aviation Administration ("FAA") Aircraft Registry, Oklahoma City, Oklahoma, on November 18, 1997, under Conveyance Number EE014914, listing the Debtor as OUACHITA ENERGY CORPORATION, and the Secured Party as BANK OF OKLAHOMA, NATIONAL ASSOCIATION, as Collateral Agent, on a Beech Model 58P aircraft, together with all avionics, appliances, equipment, and accessories used in connection therewith, FAA Registration Number N831JB, Serial Number TJ-279 (the "Aircraft") (collectively, the "SECURITY AGREEMENT").

     This Assignment shall be governed, construed and interpreted with the laws of the State of Texas and the applicable laws of the United States of America.

     Dated this ____ day of March, 1998.


                         BANK OF OKLAHOMA, NATIONAL ASSOCIATION



                         By:
                             -----------------------------
                         Name:
                             -----------------------------
                         Title:
                             -----------------------------

WITNESS:

---------------------------------
Printed Name:
              -------------------

---------------------------------
Printed Name:
              -------------------

STATE OF OKLAHOMA   )
                    )
COUNTY OF _______   )


     BE IT KNOWN, That on this _____ day of March, 1998, before me, the undersigned authority, personally came and appeared____________________, _________________ of BANK OF OKLAHOMA, NATIONAL ASSOCIATION, to me personally known and known by me to be the person whose genuine signature is affixed to the foregoing document, who signed said document before me and in the presence of the two witnesses whose names are thereto subscribed as such, being competent witnesses, and who acknowledged, in my presence and in the presence of said witnesses, that he/she signed the above and foregoing document as his/her own free act and deed and for the uses and purposes therein set forth and apparent.

     In witness whereof, the said appearer has signed these presents and I have hereunto affixed my hand and seal, together with the said witnesses on the day and date first above written.

My Commission Expires:
                                     ---------------------------------
-------------------------------      Notary Public - State of Oklahoma



STATE OF OKLAHOMA   )
                    )
COUNTY OF _______   )


     Personally before me, the undersigned authority, a Notary Public in and for the County of _________________, State of _______________, there came and appeared ____________________ and ____________________, the subscribing witnesses to the foregoing document, well known to me, Notary, who being first duly sworn, did depose and say:

     That they know ________________, the individual described in and who executed the foregoing document; that they were present and saw said _______________________ execute the same, and that they thereupon, at the same time, subscribed their names as witnesses thereto.


                                               --------------------------------
                                                                        Affiant


                                               --------------------------------
                                                                        Affiant



     Sworn to and subscribed before me, this ____ day of March, 1998.


My Commission Expires:
                                     ---------------------------------
-------------------------------      Notary Public - State of Oklahoma

                           PLEDGE AGREEMENT FOR NOTES
                           AND AFFILIATE RECEIVABLES


     THIS PLEDGE AGREEMENT FOR NOTES AND AFFILIATE RECEIVABLES ("Pledge Agreement"), entered into as of the 30th day of March, 1998, by and between OUACHITA ENERGY CORPORATION, a Delaware corporation ("Pledgor") whose principal place of business and chief executive office is at 2501 Cedar Springs Road, Suite 600, Dallas, Texas 75201 and BANK OF SCOTLAND, an authorized bank in the United Kingdom, constituted by an Act of the Scots Parliament of 1695, acting through its New York branch, ("Secured Party"), as collateral agent for itself and for the Lenders hereinafter described.

                                  WITNESSETH:

                                   RECITALS:

     A. This Pledge Agreement is the assignment, pledge or security interest in any and all intercompany receivables, notes, Debt and obligations in favor of Borrower from Guarantor or any other affiliate of Borrower referenced in
Section 4.01(n) of that certain Amended and Restated Loan Agreement, dated as of March 30, 1998 ("Loan Agreement"), by and among Borrower, OEC Compression Corporation (as guarantor), the sole shareholder of Borrower ("Guarantor"), and Agent, on behalf of itself and certain other lenders defined therein ("Bank Lenders").

     B. The execution of this Pledge Agreement is a condition precedent to Bank Lenders' obligations under the Loan Agreement and is given as security for and in support of Borrower's indebtedness and liability (i) to Bank Lenders under the Loan Agreement and other Loan Documents (defined in the Loan Agreement) executed in connection therewith ("Bank Loan Documents"), and
(ii) pursuant to a Guaranty Agreement, dated as of July 31, 1997, executed by Borrower to secure Guarantor's obligations and indebtedness to Prudential, and its assignees and holders of the Pru Notes and Subordinated Notes in respect of the Pru Debt (as each such term is defined in the Loan Agreement).

     C. The Bank Lenders and Prudential are herein collectively called "Lenders", and the Bank Loan Documents, all documents evidencing and securing the Pru Debt and the Intercreditor Agreement (described below) are herein collectively called the "Loan Documents".

     D. All other capitalized terms used but not otherwise defined in this Pledge Agreement shall bear the meanings assigned to them in the Loan Agreement.

     NOW THEREFORE, for and in consideration of the foregoing premises, the mutual covenants set forth in this Pledge Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     Section 1. PLEDGE. As collateral security for the due and timely payment and performance and discharge in full of the obligations and indebtedness described in Section 2 hereof, Pledgor hereby pledges, hypothecates, assigns, transfers, sets over and delivers unto Secured Party, for the ratable benefit of itself and the Lenders, and hereby creates and grants to Secured Party, for the ratable benefit of itself and the Lenders, a security interest in (i) any and all promissory notes executed by Affiliates and any Subsidiary of Pledgor and made payable to Pledgor (the "Pledged Notes"), whether currently existing or hereinafter executed which are herewith or hereafter pledged by Pledgor pursuant to this Pledge Agreement, a description of which is either included on SCHEDULE 1 hereto or will be added from time to time to SCHEDULE 1 hereto, (ii) any and all accounts receivable, intercompany debts and obligations for money owed to Pledgor by its Affiliates and any Subsidiary ("Inter-Company Receivables"), (iii) any and all cash, interest earned thereon, proceeds, receipts or other property that may at any time or from time to time hereafter be distributed or received in respect of, or on account of, or in exchange or substitution for, or upon conversion of, the Pledged Notes and Inter-Company Receivables, (iv) any and all renewals, extensions or substitutions of or for any of the Pledged Notes and InterCompany Receivables, (v) any and all proceeds arising from the sale, maturity, collection or disposition of any of the foregoing (the Pledged Notes and Inter-Company Receivables, together with such cash, interest, proceeds and other property described in this Section 1 being sometimes hereinafter collectively referred to as the "Collateral"). Secured Party holds the Collateral as collateral agent for itself and the Lenders subject to the provisions of the Intercreditor Agreement (as defined in the Loan Agreement, herein, "Intercreditor Agreement").

     Section 2. OBLIGATIONS SECURED. The security interest created hereby secures the following (collectively, the "Indebtedness"):

          (a) LOAN AGREEMENT. Payment of the indebtedness and obligations of Debtor to Secured Party and Bank Lenders under the Loan Agreement in the amount of up to $60,000,000 or such lesser amount thereof as specified in the Loan Agreement, together with any and all revolving credit promissory notes and term notes at any time outstanding representing all or any part of the Indebtedness, and any and all renewals, increases, refundings, substitutions, replacements, consolidations and/or extensions of such promissory notes, and, without limiting the foregoing, including, but not limited to, the following (collectively the "Notes"):

               (i) that certain Revolving Credit Note of even date herewith in the original principal amount of $40,000,000 executed by Debtor (as Borrower), payable to the order of Bank of Scotland, New York branch, and containing the usual and customary provisions for collection and attorneys' fees and any and all renewals, increases, refinancings, substitutions, replacements, consolidations and/or extensions of such Revolving Credit Note, or any part thereof;

               (ii) any and all Additional Revolving Credit Notes executed by Debtor (as Borrower) in favor of Additional Lenders, under the terms of the Loan Agreement; and

               (iii) any and all Term Promissory Notes ("Term Notes")
                     executed by Debtor (as Borrower) in favor of Bank Lenders, under the terms of the Loan Agreement.

          (b) LOAN AGREEMENT; SECURITY INSTRUMENTS. Payment of the indebtedness and obligations of Debtor (as Borrower) to Secured Party, as agent for itself and the Bank Lenders and to the Bank Lenders pursuant to the terms of the Loan Agreement, the Notes and Security Instruments and any and all renewals, increases, refinancings, substitutions, replacements, consolidations and extensions of such documents.

          (c) PRU DEBT. All obligations and indebtedness of Borrower under its guaranty in favor of The Prudential Insurance Company of America, and its assignees and holders ("Prudential") of the Pru Notes and Subordinated Notes (each as defined in the Loan Agreement; the Pru Notes and Subordinated Notes, herein collectively called the "Pru Debt").

          (d) FUTURE ADVANCES. Repayment of all additional sums as may be hereafter advanced to Borrower or expended, as provided in the Loan Documents, by the Secured Party or Lenders or their assigns on behalf of Borrower or their assigns for any purpose whatsoever and evidenced by notes, drafts, open account, or otherwise, with interest thereon at rates as herein provided or if not so provided to be fixed at the time of advancing or expending such additional sums; PROVIDED, HOWEVER, that the making of any such advances or expenditures shall be optional with Secured Party, or its assigns and this Pledge Agreement shall secure the payment of any and all extensions or renewals and successive extensions or renewals of the Notes and of any indebtedness at any time owing to Secured Party, or its assigns, and shall further secure the payment of any and all indebtedness owing by Borrower to Secured Party.

          (e) THIS PLEDGE AGREEMENT. Payment of any and all indebtedness of Pledgor hereunder and the performance and discharge of each and every obligation, covenant, and agreement of Pledgor herein contained.

     Section 3. REPRESENTATIONS AND WARRANTIES. Pledgor hereby represents and warrants to Secured Party that:

          (a) Pledgor is the legal and equitable owner of the Collateral, has the necessary corporate authority to pledge the Collateral being pledged by it and holds the same free and clear of all liens, charges, encumbrances and security interests of every kind and nature; Pledgor has good right and legal authority to pledge the Collateral being pledged by it in the manner hereby done or contemplated and will defend its title thereto against the claims of all persons whomsoever.

          (b) No consent or approval of any person, governmental body or regulatory authority, or of any securities exchange, was or is necessary to the validity of such pledge, except for the approval of Prudential, which has been obtained.

          (c) All representations and warranties of Pledgor contained in the Loan Agreement are herein expressly incorporated by reference and are herein represented and warranted to by Pledgor.

     Section 4. EVENTS OF DEFAULT. The term "Default" as used herein, shall mean (i) the occurrence of any Event of Default, as that term is defined in the Loan Documents, or (ii) if any representation, warranty or other information provided or delivered by Pledgor in connection with this Pledge Agreement is determined to be in any respect false or misleading in any material respect.

     Section 5. REMEDIES UPON DEFAULT. Subject to the provisions of the Intercreditor Agreement, upon the occurrence and during the continuance of a
Default:

          (a) Secured Party shall be entitled to exercise any and all rights granted to it by the Loan Agreement and this Pledge Agreement.

          (b) Secured Party shall be entitled to exercise any and all rights and remedies of a secured party under the Uniform Commercial Code of the State of Texas (the "Code"), and any and all rights granted by any other applicable law or statute, including, without limitation, the right to take whatever steps it deems reasonably necessary to preserve the value of the Collateral pledged to it or in which it otherwise has a security interest and to enforce and realize upon such security interest in such Collateral.

          (c) Secured Party may without giving notice to the Pledgor, by exercise of a right of offset, apply, in the manner set forth in Section 6 below, amounts or funds representing the Collateral to the payment of the indebtedness secured hereby.

          (d) Secured Party may at its option perform or attempt to perform (but Secured Party shall not be obligated to do so) any of Pledgor's covenants, duties, liabilities, obligations, or agreements hereunder or under the Loan Agreement and/or this Pledge Agreement, and any amount expended by Secured Party in such performance or attempted performance shall become a part of the obligations, and Pledgor agrees to promptly pay any such amount to Secured Party.

          (e) In order to facilitate Secured Party's enforcing its rights and remedies with respect to the Collateral and in order to allow Secured Party to preserve the property or interest in property evidenced by the Collateral, Secured Party may cause the Pledged Notes and Inter-Company Receivables or any other Collateral to be transferred to its own name and it may take such actions as are deemed reasonably necessary by it, and Pledgor will take whatever actions and execute whatever documents are deemed reasonably necessary by Secured Party, to register any such transfer.

     Secured Party shall not be liable for any action taken in good faith or believed in good faith to be within the power, authority and discretion given to Secured Party hereunder or in the Loan Agreement, and Pledgor does hereby agree that any action so taken by Secured Party shall not be considered as an impairment of the Collateral, and Pledgor does hereby waive any and all rights it may have, or may have in the future, if any, to claim discharge pursuant to Article 3.606(a)(2) of the Code.

     No waiver by Secured Party of any Default shall operate as a waiver of any other Default or of the same Default on a future occasion, and no failure or delay by Secured Party in exercising any right, power, or privilege hereunder shall operate as a waiver thereof, and no single or partial exercise thereof shall preclude any other or further exercise or the exercise of any other right, power or privilege.

     Section 6. APPLICATION OF PROCEEDS OF SALE AND CASH. Subject to the provisions of the Intercreditor Agreement, the proceeds of any application of Collateral applied to the indebtedness secured hereby pursuant to Section 5 hereof, and any cash included in the Collateral shall be applied by Secured Party in the manner set forth in the Loan Documents.

     Section 7. REIMBURSEMENT OF SECURED PARTY. The Pledgor hereby agrees to reimburse Secured Party on demand for all reasonable expenses incurred by it and Lenders in connection with the administration and enforcement of this Pledge Agreement, and agrees to indemnify Secured Party and Lenders and hold them harmless from and against any and all liability incurred by it hereunder or in connection herewith, unless such liability shall be due to willful misconduct or gross negligence on the part of Secured Party, any of the Lenders or its or their employees, agents or representatives.

     Section 8. AUTHORITY OF SECURED PARTY. Secured Party shall have and be entitled to exercise all such powers hereunder as are specifically delegated to Secured Party by the terms hereof and the Intercreditor Agreement, together with such powers as are reasonably incidental thereto. Secured Party may execute any of its duties hereunder by or through agents or employees and shall be entitled to retain counsel and to act in reliance upon the advise of such counsel concerning all matters pertaining to its duties hereunder.

     Section 9. SECURED PARTY APPOINTED ATTORNEY-IN-FACT. Pledgor hereby appoints Secured Party as Pledgor's attorney-in-fact for the purpose of carrying out the provisions of this Pledge Agreement and taking any action and executing any instrument which it may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, Secured Party shall have the right and power to receive all cash or other proceeds otherwise payable to the Pledgor representing any interest or other distribution or amount payable in respect of the Pledged Notes or other Collateral or any part thereof and to give full discharge for the same.

     Section 10. COVENANTS WITH RESPECT TO COLLATERAL. Pledgor agrees with Secured Party with respect to the Collateral as follows:

          (a) Pledgor hereby transfers the Pledged Notes and Inter-Company Receivables to Secured Party with proper endorsement and instruments of assignment duly executed. Pledgor covenants that it will cause any additional notes, instruments or documents issued to or received by Pledgor with respect to any of the Collateral, whether for value paid by Pledgor or otherwise, to be forthwith deposited and pledged hereunder, in each case accompanied by proper endorsement and instruments of assignment duly executed in blank by Pledgor.

          (b) From and after the date hereof, Pledgor (i) shall not and shall not attempt to encumber, subject to any further pledge or security interest, sell, transfer or otherwise dispose of any of the Collateral or any interest therein; (ii) shall not permit or suffer any of the Collateral to be attached or levied upon or seized in any legal proceedings, or held by virtue of any lien or distress; and (iii) shall pay promptly all taxes and assessments upon any of the Collateral.

          (c) Pledgor hereby covenants that it will at times from and after the date hereof, deliver any Pledged Notes and other instruments representing any of the Collateral to Secured Party as Collateral under this Pledge Agreement.

     Section 11. TERMINATION. This Pledge Agreement will terminate when the Loan Documents and all obligations secured hereby have been fully paid and performed, at which time Secured Party shall reassign and deliver to Pledgor, or to such person or persons as Pledgor shall designate, against receipt, such of the Collateral (if any) pledged by Pledgor as shall not have been applied by Secured Party pursuant to the terms hereof and shall still be held by it hereunder, together with appropriate instruments of reassignment and release. Any such reassignment shall be without recourse upon or warranty by Secured Party and at the expense of Pledgor.

     Section 12. BINDING AGREEMENT, ASSIGNMENT. This Pledge Agreement, and the terms, covenants and conditions hereof, shall be binding upon and inure to the benefit of the parties hereto and to all holders of indebtedness secured hereby and their respective successors and assigns, except that Pledgor shall not be permitted to assign this Pledge Agreement or any interest herein or in the Collateral, or any part thereof, or otherwise pledge, encumber or grant any option with respect to the Collateral, or any part thereof, or any cash or property held by Secured Party as Collateral under this Pledge Agreement.

     Section 13. INTEREST CHARGES NOT PERMITTED BY LAW. No provision of this Pledge Agreement or of the Loan Agreement shall require the payment or permit the collection of interest in excess of the maximum permitted by law. If any interest in excess of the maximum permitted by law is provided for in this Pledge Agreement or in the Loan Agreement or shall be adjudicated to be so provided, then neither Pledgor nor its successors or assigns shall be obligated to pay such interest in excess of the amount permitted by law, and the right to demand the payment of any such excess shall be and hereby is waived and this provision shall control any other provision of this Pledge Agreement or of the Loan Agreement.

     Section 14. NOTICES. Any notices or other communications required or permitted to be given by this Pledge Agreement or any other documents and instruments referred to herein must be given in writing and delivered to the address and in the manner set forth in the Loan Agreement.

     Section 15. CHOICE OF LAW. It is the intention of the parties hereto that the laws of the State of Texas, excluding its conflicts of law provisions, should govern the validity of this Pledge Agreement, the construction of its terms, and the interpretation of the rights and duties of the parties hereto, and Pledgor hereby agrees and consents that any action or proceeding against it to enforce the obligations of this Pledge Agreement, may, at the option of Secured Party, be commenced in any court of competent jurisdiction and proper venue within the State of Texas, whether State or Federal, by service of process upon it by first class, registered or certified mail, return receipt requested, addressed to Pledgor at its then address for notices pursuant to Section 14.

     Section 16. FURTHER ASSURANCES. Pledgor agrees to do such further acts and things, and to execute and deliver such additional conveyances, assignments, agreements and instruments, as Secured Party may at any time request in connection with the administration and enforcement of this Pledge Agreement or relative to the Collateral or any part thereof or in order better to assure and confirm unto Secured Party, its rights and remedies hereunder.

     Section 17. EXECUTION IN COUNTERPARTS. This Pledge Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument, but only one of which need be produced.

     Section 18. HEADINGS. Section headings used herein are for convenience only and are not to affect the construction of or to be taken into consideration in interpreting this Pledge Agreement.

     Section 19. SEVERABILITY. Should any one or more of the provisions hereof be determined to be illegal or unenforceable, all other provisions hereof shall be given effect separately therefrom and shall not be affected thereby.

     Section 20. INTERCREDITOR AGREEMENT. Notwithstanding any provision to the contrary contained herein, all powers, security interests, rights, duties and benefits granted to and exercisable by Secured Party herein shall be exercisable for the ratable benefit of the Lenders subject to the provisions to the Intercreditor Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Pledge Agreement to be duly executed as of the day first above written.

                         OUACHITA ENERGY CORPORATION


                         By:
                             -----------------------------------
                         Name:  Jack D. Brannon
                         Title: Senior Vice President


                         BANK OF SCOTLAND, NEW YORK BRANCH, as
                         collateral agent for Lenders


                         By:
                             -----------------------------------
                         Name:  Annie Chin Tat
                         Title: Vice President

                                   SCHEDULE 1


   Description of Notes and Accounts Receivable Pledged and Assigned to Secured Party:


     As of March 30, 1998, there are no specific promissory notes. Any future promissory notes representing obligations from Affiliates or Subsidiaries in favor of Pledgor will be listed and supplemented herein from time to time.

                      STOCK PLEDGE AND SECURITY AGREEMENT


     THIS STOCK PLEDGE AND SECURITY AGREEMENT ("Shares Pledge"), dated effective March 30, 1998, by and between OEC COMPRESSION CORPORATION, an Oklahoma corporation, with offices at 2501 Cedar Springs Road, Dallas, Texas 75201 (hereinafter called the "Pledgor") and BANK OF SCOTLAND, acting through its New York branch, with offices at 565 Fifth Avenue, New York, New York 10017, as collateral agent for itself, as a lender, and certain other Lenders described below (hereinafter referred to as the "Secured Party").


                               R E C I T A L S:

          (i) On March 30, 1998, Ouachita Energy Corporation ("Borrower"), Pledgor (as Guarantor) and Bank of Scotland, acting through its New York branch, as Administrative Agent ("Agent") for itself, as a lender, and certain other financial institutions who might become lenders to Borrower under the terms of the Agreement (defined below) (collectively, "Bank Lenders" individually, as a "Bank Lender"), entered into an Amended and Restated Loan Agreement ("Agreement"), whereunder Lenders agreed to lend Borrower amounts up to the Maximum Commitment of each Lender for an Aggregated Credit not to exceed Sixty Million Dollars ($60,000,000), as set forth in the Agreement;

          (ii)  On even date herewith, Borrower executed a Revolving Credit
Note in favor of Agent, in its capacity as a Bank Lender, to evidence Borrower's Obligations to such Bank Lender under the Agreement (such Revolving Credit Note, all other Revolving Credit Notes and any Term Promissory Notes hereafter executed by Borrower in favor of Bank Lenders under the Agreement are hereafter collectively called the "Notes");

          (iii) To better secure the Agreement and Notes, on even date herewith, (a) Borrower executed certain security instruments in favor of Agent, and Agent took an assignment of certain other security instruments executed by Borrower (collectively, "Security Instruments") and (b) Pledgor entered into a guarantee agreement ("Guarantee"), guaranteeing all indebtedness and obligations of Borrower under the Agreement and Notes;

          (iv) Pledgor owns one thousand (1,000) shares of common stock of Borrower, representing one hundred percent (100%) of all of the issued and outstanding shares of voting common stock of Borrower (the "Shares");

          (v) As a condition precedent to the Loans made and to be made to Borrower under the Agreement and Notes, Pledgor agreed to execute this Shares Pledge;

          (vi) In consideration of consent granted by Prudential (as defined in the Loan Agreement) to the execution of this Shares Pledge by Pledgor in favor of Secured Party, this Shares Pledge is given by Pledgor and Secured Party agrees to hold the Shares as collateral agent for the Bank Lenders and Prudential and its assignees and all holders of the Pru Notes and Subordinated Notes (as "Prudential", "Pru Notes" and "Subordinated Notes" and each defined in the Agreement, which Pru Notes and Subordinated Notes are herein collectively referred to as the "Pru Debt"); and

          (vii) The Agreement, Notes, Security Instruments, Guarantee and all other loan documents, notes, security agreements executed in connection with the Agreement and Pru Debt, are herein collectively called the "Loan Documents", and the Bank Lenders and Prudential are herein collectively called the "Lenders").

     NOW, THEREFORE, in consideration of the premises and covenants contained herein, to induce Secured Party to make Loans to the Borrower under the Agreement and Notes, and for other good and valuable consideration, the receipt of which is hereby acknowledged, Pledgor and Secured Party hereby agree as follows:

                                   ARTICLE I

                     GRANT OF SECURITY INTEREST AND PLEDGE

     Pledgor, for itself and its successors, assigns, and legal representatives, hereby pledges and assigns unto Secured Party for the ratable benefit of itself and the Lenders, and grants to Secured Party, for the ratable benefit of itself and the Lenders, a first lien and security interest in, the Collateral (described in Article II of this Shares Pledge) to secure (a) the punctual payment when due of any and all principal, interest, Fees, costs, expenses and other sums owed (i) by Borrower under the Loan Documents, and (ii) by Guarantor under the Guarantee (collectively, "Indebtedness"), and (b) the due and punctual performance and observance of all covenants required hereunder or required of Borrower and Guarantor, respectively, under the Loan Documents and Guarantee, or to be performed or observed by the Pledgor, Borrower and Guarantor in respect therewith ("Obligations").

                                    ARTICLE II

                                    COLLATERAL

     The Collateral subject to this Pledge Agreement (the "Collateral") is:

          (a) (i) Certificate No. 1 representing 1,000 shares of common stock, having 0.01 cent par value, of Ouachita Energy Corporation and all shares of stock of Ouachita Energy Corporation represented thereby, and (ii) [no other certificates] (hereinafter collectively called the "Pledged Shares");

          (b) all dividends, cash, instruments, proceeds, payments, securities, and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares; and


          (c) all stock rights, warrants, right to subscribe for, and additional shares of stock of Ouachita Energy Corporation or any successor or assignee of Ouachita Energy Corporation from time to time acquired by Pledgor in any manner, and the certificates representing such additional shares, and all dividends, cash, instruments, securities, and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any and all of such shares;


PROVIDED, HOWEVER, THAT, notwithstanding any provision herein to the contrary, unless and until a Default or an Event of Default (as defined in Article V hereof) has occurred, Pledgor shall, pursuant to the provisions of the Loan Documents and that certain Intercreditor Agreement referenced and defined in the Agreement ("Intercreditor Agreement"), be entitled to receive, use, consume and otherwise appropriate to its own use, any and all cash dividends and distributions permitted by the provisions of the Loan Documents and Intercreditor Agreement in connection with the Collateral without any further consent of the Secured Party or Lenders; PROVIDED, FURTHER that immediately upon the occurrence of an Event of Default, Pledgor's right to use and take any such permitted cash dividends and distributions shall cease, and all cash payments shall revert to the Secured Party's possession and control as herein provided.

                                  ARTICLE III

                            DELIVERY OF COLLATERAL

     All certificates or instruments representing or evidencing the Collateral shall be delivered to and held in trust for the benefit of Secured Party pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank. Subject to the provisions of the Intercreditor Agreement, Secured Party shall have the right, at any time following the occurrence of an Event of Default and without notice to Pledgor, to transfer to or to register in the name of Secured Party any of all of the Collateral.

     In the event that Pledgor receives any property that would constitute Collateral, Pledgor will hold such property in trust for Secured Party and will immediately deliver same to Secured Party to be held pursuant to this Shares Pledge.

     All Collateral is delivered and pledged to Secured Party by Pledgor hereunder to be held by Secured Party as collateral agent for the ratable benefit of the Lenders and all powers and rights exercisable by Secured Party hereunder shall be subject to the terms of the Intercreditor Agreement.

                                  ARTICLE IV

                        REPRESENTATIONS AND WARRANTIES

     Pledgor represents, warrants, and agrees that: (a) this Shares Pledge has been duly and validly executed and delivered by Pledgor and constitutes a legal, valid and binding obligation of Pledgor enforceable against it in accordance with its terms except as the enforceability hereof may be limited by applicable bankruptcy, moratorium or similar laws relating to the enforcement of creditors' rights generally; (b) all financial or credit statements relied upon by and Collateral deposited with Secured Party prior to, contemporaneously with, or subsequent to the execution of this Shares Pledge are or will be true, correct complete, valid and genuine; (c) Pledgor is not a party to any contract or agreement or subject to any restriction which materially and adversely affects the Collateral, and neither the execution nor delivery of this Shares Pledge nor compliance with the terms and provisions hereof will be contrary to the provisions of, or constitute default under, any law or any regulation, order, writ, injunction or decree of any court or governmental instrumentality or any agreement (including, but not limited to, any shareholders' agreement) to which the Pledgor is a party or by which it is bound or to which it is subject, with the exception of Pledgor's obligations under all documents given in connection with and to secure the Pru Debt and Prudential has consented to the execution of this Shares Pledge; (d) all investment securities, instruments, chattel paper, and any like property delivered to Secured Party as Collateral (i) are genuine, free from adverse claims or other security interests, default, prepayment of defenses; (ii) all persons appearing to be obligated thereon have authority and capacity to contract and are bound thereon as they appear to be from the fact thereof; and (iii) the same comply with applicable laws concerning form, content, and manner of preparation and execution; (e) Pledgor owns the Collateral and has the right to transfer any interest therein and the Pledged Shares constitute one hundred percent (100%) of the issued and outstanding shares of common voting stock of Borrower; (f) the Collateral is not subject to the interest in or lien of any third person or entity; (g) Pledgor will not pledge, assign, encumber or grant a security interest in the Collateral to any person other than Secured Party; (h) Pledgor will defend the Collateral and its proceeds against the claims and demands of all third persons; (i) Secured Party's duty with reference to the Collateral shall be solely to use reasonable care in the custody and preservation of the Collateral in Secured Party's possession, and Secured Party shall not be responsible in any way for any depreciation in the value of the Collateral, nor shall any duty or responsibility whatsoever rest on Secured Party to take necessary steps to preserve rights against prior parties or to enforce collection of the Collateral; (i) any demand, notice, protest, and all demands and notices of any action taken by Secured Party under this Shares Pledge or in connection with any note or notes, guaranty or other instrument or agreement, except as otherwise provided in this Shares Pledge, are hereby waived, and any indulgence of Secured Party, substitution for, or exchange or release of, Collateral, in whole or in part, or addition or release of any person liable on the Collateral is hereby assented and consented to; and (k) Pledgor shall pay prior to delinquency all taxes, charges, liens, and assessments against the Collateral, and upon Pledgor's failure to do so, Secured Party at its option may pay any of them and shall be the sole judge of the legality or validity thereof and the amount necessary to discharge the same, and Pledgor shall pay to Secured

Party on demand all expenses, including reasonable attorneys' fees and legal expenses incurred or paid by Secured Party in exercising or protecting its interests, rights, and remedies hereunder.

                                   ARTICLE V

                                    DEFAULT

     Pledgor shall be in default under this Shares Pledge upon the happening of any of the following events or conditions (each of which is herein referred to as an "Event of Default"): (a) any Event of Default shall occur under the Loan Documents; or (b) Pledgor defaults in the punctual performance of any of the obligations, covenants, terms, or provisions contained or referred to in this Shares Pledge or Guarantee or in any other security instrument executed and delivered to Secured Party by Pledgor; or (c) any warranty, representation, or statement contained in this Shares Pledge or made or furnished to Secured Party in connection with this Shares Pledge proves to have been false in any material respect when made or furnished; or
(d) any of the Collateral is levied on or seized or attached.

                                  ARTICLE VI

                           ASSIGNMENT AND REMEDIES

     Subject to the provisions of the Intercreditor Agreement, this Shares Pledge, Secured Party's rights hereunder, and the Indebtedness and Obligations secured hereby may be assigned from time to time, and in any such case the assignee shall be entitled to all of the rights, privileges, and remedies granted in this Shares Pledge to Secured Party, and Pledgor will assert no claims or defenses it may have against Secured Party or Lenders against such assignee except those expressly granted in this Shares Pledge.

     Secured Party may, at any time following an Event of Default hereunder, on behalf of the Lenders and subject to the provisions of the Intercreditor Agreement, transfer the Collateral to itself or its nominees, receive income, including money, thereon and hold the income as Collateral or apply the income to any Indebtedness and the manner of said application shall be in the sole discretion of Secured Party. Secured Party may at any time demand, on behalf of the Lenders and subject to the provisions of the Intercreditor Agreement, sue for, collect or make any compromise or settlement with reference to the Collateral as Secured Party, in its sole discretion, chooses. Subject to the provisions of the Intercreditor Agreement, Secured Party may delay exercising or may omit to exercise any right or remedy under this Shares Pledge without waiving that or any other past, present or future right or remedy.

     In protecting, exercising, or assuring its interests, rights, and remedies as collateral agent under this Shares Pledge, Secured Party may execute, sign, and endorse negotiable and other instruments for the payment, shipment, or storage of any form of Collateral or proceeds on behalf of and in the name of Pledgor.

     Subject to the provisions of the Intercreditor Agreement, upon the occurrence of an Event of Default, and at any time thereafter: (a) Secured Party shall have, then or at any time thereafter, the rights and remedies provided by applicable law, including the rights and remedies of a secured party on default under the Uniform Commercial Code of Texas; and (b) in addition to the rights and remedies referred to above, Secured Party may, in its discretion, sell, assign, and deliver all or any part of the Collateral at any exchange, broker's board or at Secured Party's office or elsewhere, or at public or private sale without advertisement, for cash, on credit or for future delivery, upon such terms as Secured Party may deem commercially reasonable, and Secured Party may bid and become purchaser at any public sale or at any broker's board, in accordance with applicable securities laws. To the extent required by law, Secured Party shall give written notice to Pledgor fifteen (15) days prior to the date of public sale of the Collateral or prior to the date after which private sale of the Collateral will be made, by mailing such notice to Pledgor at the address designated at the beginning of this Shares Pledge with a copy to Borrower at its address set forth in the Agreement, which notice shall constitute reasonable notification.

     All rights and remedies of Secured Party expressed in the Shares Pledge (including, without limitation, rights and powers granted under Articles VII, VIII, IX and X hereof) are in addition to all other rights and remedies possessed by Secured Party in the Loan Documents and in any other agreement or instrument relating to the Indebtedness, are granted to and exercisable by Secured Party as collateral agent for ratable benefit of the Lenders, and are at all times subject to the provisions of the Intercreditor Agreement.

                                  ARTICLE VII

                   REGISTRATION RIGHTS, PRIVATE SALES, ETC.

     If Secured Party shall determine to exercise its rights to sell all or part of the Collateral pursuant to Article VI hereof, Pledgor agrees that, upon request of Secured Party, Pledgor will, at its own expense:

          (a) execute and deliver, and cause the issuer of the Collateral contemplated to be sold and the directors and officers thereof to execute and deliver, all such instruments and documents, and to use its best efforts to do or cause to be done all such other acts and things as may be necessary or, in the opinion of Secured Party, advisable to register such Collateral under the provisions of the Securities Act of 1933, as from time to time amended (the "Securities Act"), and to do or cause to be done all such other acts and things as may be necessary to make such sale of the Collateral or any part thereof valid and binding and in compliance with applicable law.

          (b) Pledgor agrees to indemnify, protect and save harmless Secured Party and any controlling persons thereof within the meaning of the Securities Act from and against any and all liabilities, suits, claims, costs and expenses (including counsel fees and disbursements) (collectively, "Losses") arising under the Securities Act, the Securities and

     Exchange Act of 1934, as amended, or at common law in connection with the aforesaid registration by an instrument in writing satisfactory to Secured Party unless such Losses are caused solely by the gross negligence or willful misconduct of the Secured Party.

                                  ARTICLE VIII

                               POWER OF ATTORNEY

     Pledgor hereby irrevocably appoints Secured Party to be Pledgor's attorney-in-fact, effective upon and during the continuance of an Event of Default, with full authority in the place and stead of Pledgor and in the name of Pledgor, Secured Party or otherwise, from time to time in Secured Party's discretion, to take any action and to execute any instrument which Secured Party may deem necessary or advisable to accomplish the purpose of this Shares Pledge, including, without limitation:

          (a) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

          (b) to receive, endorse and collect any drafts or other instruments, documents and chattel paper in connection with clause (a) above, and

          (c) to file any claims or take any action or institute any proceedings which Secured Party may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of Secured Party with respect to any of the Collateral.

                                   ARTICLE IX

                        RIGHTS AND OBLIGATIONS ABSOLUTE

     All rights of Secured Party, all obligations of Pledgor hereunder and the security interest hereunder, shall, to the extent permitted by applicable law, be absolute and unconditional, irrespective of:

          (a) any lack of validity or enforceability of the Agreement, the Notes or any of the other Security Instruments or any other agreement or security document relating thereto or executed in connection with or pursuant to any Security Instruments;

          (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Indebtedness or any other amendment or waiver of or any consent to any departure from the Agreement, the Notes, any of the other Security Instruments, or any other agreement or instrument relating thereto or executed in connection with or pursuant to any Security Instruments;

          (c) any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from the Guarantee or any other guaranty, for all or any of the Indebtedness; or

          (d) any other circumstances which might otherwise constitute a defense available to, or a discharge of, Pledgor or any other person that is a party to any Security Instrument in respect of the Indebtedness.

                                   ARTICLE X

                          CONTINUING SECURITY INTEREST

     This Shares Pledge and the delivery of the Collateral to Secured Party create a continuing security interest in the Collateral and shall (a) remain in full force and effect until termination of the obligations of Secured Party to make the loan and payment in full thereafter of the Indebtedness,
(b) be binding upon Pledgor and its successors and assigns, and (c) inure to the benefit of Secured Party and its respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), Secured Party may assign or otherwise transfer any of its rights under this Shares Pledge to any other person, and such person shall thereupon become vested with all the benefits in respect thereof granted herein or otherwise to Secured Party. Upon termination of the obligations under the Loan Documents and the payment in full thereafter of the Indebtedness and the performance of all of the Obligations, Pledgor shall be entitled to the return, upon its request and its expense, of such of the Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof.

                                   ARTICLE XI

                           MISCELLANEOUS PROVISIONS

     All rights of marshalling of assets of Pledgor, including any such right with respect to the Collateral, are hereby waived by Pledgor.

     All rights, remedies and powers provided in this Shares Pledge may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Shares Pledge are intended to be subject to all applicable mandatory provisions of law which may be controlling and to be limited to the extent necessary so that they will not render this Shares Pledge invalid, unenforceable, in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any applicable law.

     Should any clause, sentence, paragraph, subsection or Article of this Shares Pledge be judicially declared to be invalid, unenforceable or void, such decision will not have the effect of invalidating or voiding the remainder of this Shares Pledge, and the parties hereto agree that the part or parts of this Shares Pledge so held to be invalid, unenforceable or void will be deemed to have been stricken here from by the parties hereto, and the remainder will have the same force and effectiveness as if such stricken part or parts had never been included herein.

     The pronouns used in this instrument are of neutral gender but shall be construed as feminine or masculine as the occasion may require. "Secured Party" and "Pledgor" as used in this instrument include the heirs, executors, administrators, successors, representatives, receivers, trustees, and assigns of those parties. This instrument is governed by and is to be governed, construed and interpreted in accordance with the laws of the State of Texas and applicable federal law.

     The provisions of the Agreement concerning usury and the Maximum Rate of interest shall apply to all interest which may be contracted for, paid by or collected from Pledgor under the provisions of this Shares Pledge.

     This Shares Pledge may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     Capitalized terms used but not otherwise defined in this Shares Pledge shall bear the meanings assigned to them in the Agreement and Security Instruments.

     THIS STOCK PLEDGE AND SECURITY AGREEMENT REPRESENTS THE FINAL AGREEMENT AND OBLIGATION OF THE PARTIES WITH RESPECT TO THE PLEDGE OF THE SHARES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

          THIS PAGE LEFT INTENTIONALLY BLANK - SIGNATURES ON FOLLOWING PAGE

   IN WITNESS WHEREOF, the parties hereto have executed and delivered this Shares Pledge as of the date first above written.

                                        PLEDGOR:

                                        OEC COMPRESSION CORPORATION



                                        By:
                                            -----------------------------
                                        Name:  Jack D. Brannon
                                        Title: Senior Vice President



                                        SECURED PARTY:

                                        BANK OF SCOTLAND, NEW YORK BRANCH,
                                        AS AGENT FOR THE LENDERS



                                        By:
                                            -----------------------------
                                        Name:  Annie Chin Tat
                                        Title: Vice President

                                  STOCK POWER

     For full and adequate consideration received, OEC Compression
Corporation hereby sells, assigns and transfers to ____________________________ one thousand (1,000) shares of the voting common stock of Ouachita Energy Corporation (the "Corporation") now registered in the name of OEC Compression Corporation on the books of said Corporation, being certificate number 1.
OEC Compression Corporation hereby appoints ___________________ as agent to transfer the aforesaid stock on the books of the aforenamed Corporation.

     Dated effective as of March ___, 1998.


                                        OEC COMPRESSION CORPORATION



                                        By:
                                            -----------------------------
                                        Name:  Jack D. Brannon
                                        Title: Senior Vice President

                                  BANK OF SCOTLAND
                                  New York branch
                                  565 Fifth Avenue
                                 New York, NY 10017



                                    May 14, 1998


Ouachita Energy Corporation
     and
OEC Compression Corporation
2501 Cedar Springs Road
Dallas, TX 75201

Gentlemen:

     We refer to the Loan Agreement ("Loan Agreement") and Fee Letter ("Original Fee Letter") by and among Bank of Scotland, New York branch, as Administrative Agent for itself and certain other Lenders ("Bank"), Ouachita Energy Corporation ("Borrower") and OEC Compression Corporation ("Guarantor") executed by each party thereto as of March 10, 1998.

     Bank confirms that (a) the "Closing" (as defined in the Loan Agreement) has never occurred and (b) effective as of the March 30, 1998, Bank, Borrower and Guarantor have agreed to cancel the Loan Agreement and Original Fee Letter and enter into an Amended and Restated Loan Agreement and new Fee Letter.

     This letter, therefore, cancels, extinguishes and makes VOID AB INITIO the Loan Agreement and Original Fee Letter forever with effect as if said Loan Agreement and Original Fee Letter had never come into effect.

     If you are in agreement with the provisions of this letter, please execute same in the space provided below and return an executed original to us.

                    BANK OF SCOTLAND, NEW YORK BRANCH
                    Administrative Agent



                    By:
                        -----------------------------
                    Name:  Annie Chin Tat
                    Title: Vice President

AGREED:

OUACHITA ENERGY CORPORATION
Borrower


By:
    ------------------------------
Name:  Jack D. Brannon
Title: Senior Vice President



OEC COMPRESSION CORPORATION
Guarantor


By:
    ------------------------------
Name:  Jack D. Brannon
Title: Senior Vice President


DATED:  March 30, 1998

                                 May 14, 1998



SUNTERRA ENERGY CORPORATION
2501 Cedar Springs
Suite 600
Dallas, TX 75201

Gentlemen:

     1. Reference in this Release ("Release") is made to the following documents ("Assigned Documents"):

          a. Assignment and Acceptance of Note, Liens and Related Loan Documents ("Assignment"), dated with effect from March 31, 1998, executed by Bank of Oklahoma, National Association, as Assignor and Lender ("BOK"), Bank of Scotland, New York branch, as Agent and Assignee ("Assignee"), Equity Compressors, Inc. ("ECI"), Ouachita Energy Corporation ("Ouachita"), OEC Compression Corporation (formerly called Equity Compression Corporation, "OEC") and Sunterra Energy Corporation ("Sunterra").

          b. Fifth Amended and Restated Revolving Credit and Term Loan Agreement, dated as of July 31, 1997, by and among BOK, ECI, Ouachita, OEC and Sunterra ("Assigned Loan Agreement").

          c. Intercreditor Agreement, dated as of August 5, 1997, ("Intercreditor Agreement") by and among BOK, ECI, Ouachita, OEC, Sunterra and The Prudential Insurance Company of America ("Prudential").

          d. Sixth Amended and Restated Security Agreement and Assignment, dated as of December 19, 1997, by and among BOK, ECI, Ouachita, OEC and Sunterra ("Security Agreement").

          e. Promissory Note (Bank Note), dated as of August 5, 1997, executed by ECI, Ouachita, OEC and Sunterra in favor of BOK ("Assigned Note").

     2. Assignee hereby acknowledges that, pursuant to the Assignment, with effect from the date hereof, BOK has assigned to Assignee, and Assignee has accepted assignment of, among other things, the Assigned Loan Agreement, Intercreditor Agreement, Security Agreement and Assigned Note.

     3. For Ten Dollars ($10.00) and other good and valuable consideration, the receipt of which is hereby acknowledged, Assignee hereby irrevocably releases, acquits, discharges, and relinquishes, forever, Sunterra from any and all obligations, liability and indebtedness to Assignee, as Agent for itself and certain other lenders, under and pursuant to the Assigned Documents and any of them.

     4. IN CONSIDERATION OF THE RELEASE AND DISCHARGE HEREIN GIVEN TO SUNTERRA, SUNTERRA HEREBY IRREVOCABLY RELEASES, ACQUITS, DISCHARGES, AND EXTINGUISHES FOREVER, WITH PREJUDICE, ASSIGNEE FROM ANY AND ALL OBLIGATIONS, LIABILITY, UNDERTAKINGS, LOSSES, DAMAGES, CAUSES OF ACTION, CLAIMS OR DEMANDS WHATSOEVER (COLLECTIVELY, "CLAIMS") ARISING OUT OF OR IN CONNECTION WITH THE ASSIGNED DOCUMENTS (INCLUDING, WITHOUT LIMITATION, CLAIMS ARISING OUT OF THE NEGLIGENCE, SIMPLE OR GROSS, ACTIVE OR PASSIVE, OF ASSIGNEE, ITS EMPLOYEES OR AGENTS, IN CONNECTION THEREWITH).

     5. By executing this Release in the space provided below, Prudential, on behalf of itself and its assignees ("Prudential Releasors"), hereby (i) agrees and consents to the provisions of paragraphs 3 and 4 above and (ii) irrevocably releases, acquits, discharges and extinguishes forever, with prejudice, Assignee and all collateral and security of Ouachita and ECI assigned to Assignee, as Agent for itself and certain other lenders, in and under the Assigned Documents, from and with respect to any obligations of Sunterra or OEC to the Prudential Releasors, under or in connection with the Assigned Documents (except Sunterra's guaranty of the Pru Notes
[as defined in the Assigned Loan Agreement] and any liens held by Prudential in or over Sunterra's assets, all of which shall continue undisturbed in favor of Prudential). Prudential agrees that the collateral and security interests assigned to Assignee pursuant to the Assigned Documents, shall be held by Assignee, on behalf of itself and said lenders, free and clear from any obligations, liability or indebtedness of Sunterra to the Prudential Releasors.

     Dated with effect from March 31, 1998.

                         BANK OF SCOTLAND, NEW YORK BRANCH
                         as Administrative Agent


                         By:
                             ------------------------------
                             Name:  Annie Chin Tat
                             Title: Vice President

May 14, 1998
Page 3


AGREED:

SUNTERRA ENERGY CORPORATION



By:
    ------------------------------
Name:
    ------------------------------
Title:
    ------------------------------

Dated: March 31, 1998


THE PRUDENTIAL INSURANCE COMPANY OF AMERICA



By:
    ------------------------------
Name:
    ------------------------------
Title:
    ------------------------------

Dated: March 31, 1998

                            OFFICER'S CERTIFICATE
                                      OF
                         OUACHITA ENERGY CORPORATION


     The undersigned, Jack D. Brannon, Senior Vice President of Ouachita Energy Corporation (the "Company"), a Delaware corporation, with offices at 2501 Cedar Springs Road, Dallas, Texas 75201, in connection with the Amended and Restated Loan Agreement dated March 30, 1998 ("Agreement"), from Bank of Scotland, as lender, to the Company, as borrower, does hereby certify the following:

     1. He is the duly elected, qualified and acting officer of the Company and that, as such, he is familiar with the facts herein certified and is duly authorized on behalf of the Company to certify the same;

     2. The execution and delivery of the Loan Documents by the Company and the consummation of all of the transactions therein contemplated and the fulfillment of, or compliance with, the terms and provisions thereof, will not contravene the articles of incorporation or by-laws of the Company or, to the Company's actual knowledge, conflict with or result in a breach of any law, or any order, rule or regulation applicable to the Company in any court, federal or state regulatory body, administrative agency or other governmental body having jurisdiction over the Company or its properties or operations;

     3.   Each of the representations and warranties of the Company contained in
          Article VI of the Agreement is true and correct as of the date hereof; and

     4. As of the date hereof, the Company has performed all of its obligations, and has complied with all covenants and conditions required by the Agreement to be performed or complied with by the Company, on or prior to the date hereof.

          IN WITNESS WHEREOF, the undersigned has executed this document as of the ___ day of March, 1998.



                                        ----------------------------------------
                                        Jack D. Brannon, Senior Vice President

                           OFFICER'S CERTIFICATE
                                      OF
                        OEC COMPRESSION CORPORATION


     The undersigned, Jack D. Brannon, Senior Vice President of OEC Compression Corporation (the "Company"), an Oklahoma corporation, with offices at 2501 Cedar Springs Road, Dallas, Texas 75201, in connection with the Amended and Restated Loan Agreement dated March 30, 1998 ("Agreement"), from Bank of Scotland, as lender, to the Company, as borrower, does hereby certify the following:

     1. He is the duly elected, qualified and acting officer of the Company and that, as such, he is familiar with the facts herein certified and is duly authorized on behalf of the Company to certify the same;

     2. The execution and delivery of the Loan Documents by the Company and the consummation of all of the transactions therein contemplated and the fulfillment of, or compliance with, the terms and provisions thereof, will not contravene the articles of incorporation or by-laws of the Company or, to the Company's actual knowledge, conflict with or result in a breach of any law, or any order, rule or regulation applicable to the Company in any court, federal or state regulatory body, administrative agency or other governmental body having jurisdiction over the Company or its properties or operations;

     3.   Each of the representations and warranties of the Company contained in
          Article VI of the Agreement is true and correct as of the date hereof; and

     4. As of the date hereof, the Company has performed all of its obligations, and has complied with all covenants and conditions required by the Agreement to be performed or complied with by the Company, on or prior to the date hereof.

          IN WITNESS WHEREOF, the undersigned has executed this document as of the ____ day of March, 1998.



                                        ---------------------------------------
                                        Jack D. Brannon, Senior Vice President

                            SECRETARY'S CERTIFICATE
                                       OF
                          OUACHITA ENERGY CORPORATION


     The undersigned hereby certifies that he is the duly elected and acting Secretary of Ouachita Energy Corporation, a Delaware corporation (the "CORPORATION"), and is authorized to execute and deliver this certificate and does hereby further certify as follows:

     1. That attached as EXHIBIT A to this Certificate is a true and correct copy of resolutions which were duly adopted by the Board of Directors of the Corporation in compliance with the Articles of Incorporation and Bylaws of the Corporation and applicable law, and that the attached resolutions are in full force and effect as of the date hereof.

     2. The following individuals are duly elected officers of the Corporation and hold the office set forth opposite their respective names as of the date hereof and the signatures set forth opposite the respective names and titles of said officers are their true and genuine signatures.

            NAME                 TITLE                  SIGNATURE
            ----                 -----                  ---------
     Jack D. Brannon     Senior Vice President
                                                 -----------------------


     -----------------------  Secretary          -----------------------


     This Certificate is executed this ______ day of March, 1998.


                                        -----------------------

                                                               Secretary
                                        -----------------------

     The undersigned, being the Senior Vice President of OEC Compression Corporation, hereby confirms that _________________________ is the duly elected and qualified Secretary of the Corporation and the signature appearing opposite his name is his genuine signature.


                                        -------------------------------------

                                        Jack D. Brannon
                                        Senior Vice President



                                      EXHIBIT A





                         [BOARD RESOLUTIONS TO BE ATTACHED]

                           SECRETARY'S CERTIFICATE
                                      OF
                         OEC COMPRESSION CORPORATION


     The undersigned hereby certifies that he is the duly elected and acting Secretary of OEC Compression Corporation, an Oklahoma corporation (the "CORPORATION"), and is authorized to execute and deliver this certificate and does hereby further certify as follows:

     1. That attached as EXHIBIT A to this Certificate is a true and correct copy of resolutions which were duly adopted by the Board of Directors of the Corporation in compliance with the Articles of Incorporation and Bylaws of the Corporation and applicable law, and that the attached resolutions are in full force and effect as of the date hereof.

     2. The following individuals are duly elected officers of the Corporation and hold the office set forth opposite their respective names as of the date hereof and the signatures set forth opposite the respective names and titles of said officers are their true and genuine signatures.

           NAME                   TITLE                 SIGNATURE
           ----                   -----                 ---------

     Jack D. Brannon     Senior Vice President
                                                 -----------------------


     -----------------------  Secretary          -----------------------


     This Certificate is executed this ______ day of March, 1998.


                                        -----------------------

                                                               Secretary
                                        -----------------------


     The undersigned, being the Senior Vice President of OEC Compression Corporation, hereby confirms that ________________________ is the duly elected and qualified Secretary of the Corporation and the signature appearing opposite his name is his genuine signature.

                                        ----------------------------------------

                                        Jack D. Brannon
                                        Senior Vice President


                                    EXHIBIT A



                      [BOARD RESOLUTIONS TO BE ATTACHED]